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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895
                                    --------------------------------------------

                                 ING Funds Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: March 31
                        --------------------------

Date of reporting period: March 31, 2004
                         -------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

[GRAPHIC]

ANNUAL REPORT

MARCH 31, 2004
CLASSES A, B, C, M AND R

FIXED INCOME FUNDS

ING GNMA INCOME FUND
ING HIGH YIELD BOND FUND
ING HIGH YIELD OPPORTUNITY FUND
ING INTERMEDIATE BOND FUND
ING NATIONAL TAX-EXEMPT BOND FUND
ING STRATEGIC BOND FUND

MONEY MARKET FUNDS

ING CLASSIC MONEY MARKET FUND
ING MONEY MARKET FUND
ING LEXINGTON MONEY MARKET TRUST

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

      President's Letter                                              1
      Market Perspective                                              2
      Portfolio Managers' Reports                                     4
      Report of Independent Registered Public Accounting Firm        19
      Statements of Assets and Liabilities                           20
      Statements of Operations                                       24
      Statements of Changes in Net Assets                            26
      Financial Highlights                                           31
      Notes to Financial Statements                                  48
      Portfolios of Investments                                      65
      Shareholder Meeting Information                                99
      Tax Information                                               100
      Trustee and Officer Information                               101

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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past six months have been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption on goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Service at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
May 7, 2004

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of an economic recovery. Thus among U.S. FIXED INCOME classes, high yield bonds provided double digit returns over the six months ended September 30, 2003, while on average, U.S. Treasuries had not even covered their coupons, in very volatile conditions. The last six months started like the first but in the end, the period proved to be much more subdued. The last calendar quarter of 2003 saw stock prices soar, and the surprise was that bond prices did not suffer that badly. Most commentators attributed this to the apparent absence of inflationary pressures and the belief that until they appear, the Federal Reserve Board ("Fed") will not raise interest rates.

FIXED INCOME MARKET

For the quarter ended December 31, 2003, the Lehman Brothers Aggregate Bond Index(1) returned 0.32%, less than the average coupon. Within this the Lehman Brothers Corporate Index(2) ("Corporate Index") component returned 0.58% for the quarter and the Lehman Brothers Treasury Bond Index(3) ("Treasury Index") component lost 0.53%. There was a steepening of the yield curve as the ten-year Treasury Bill yields rose from 3.94% to 4.26% while the 90-day Treasury Bill yield fell two basis points to 91 basis points at the quarter end. High yield bonds, on the other hand, continued to surge: the Lehman Brothers U.S. Corporate High Yield Bond Index(4) rose 5.91% for the quarter ended December 31, 2003. U.S. fixed income classes started 2004 as they had ended 2003, with risk takers in terms of credit quality and duration being rewarded the most. But the trend changed course in early February as disappointing employment reports continued to show weak job creation, together with stubbornly high new unemployment claims, made even modest Treasury yields look more attractive, especially at the longer end.

Buoyant foreign central bank purchases of U.S. Treasury and Agency bonds continued into 2004. The Fed reported that the value of its holdings of those securities for central banks increased to a record every week in 2004, ending the calendar quarter at $1.18 trillion. We believe demand was supporting investment grade bond prices more than strong economic data was undermining them. The change in the complexion of the bond market was most evident in high yield bonds, which are less sensitive to the interest rate environment than investment grade bonds and, therefore, would not be in such demand from central banks. There was also the growing feeling that some of the asset classes which had performed so strongly in 2003, including high yield bonds, had come very far, very fast. For the quarter ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.66%. The Corporate Index component returned 3.27% and the Treasury Index component returned 3.06%. High yield bonds took an unfamiliar position below those two fixed income categories with a 2.34% return. The steepening of the yield curve that had taken place in the previous quarter was more than reversed as expectations for interest rate increases subsided. The ten-year Treasury yields fell by 42 basis points to 3.84% by the quarter end, while the 90-day Treasury Bill yields, which never spent a day above 1% in the entire six-month period, rose by a single basis point to 0.92%.

For the six months ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.98%, with the Corporate Index component returning 3.88% and the Treasury Index component returning 2.51%. Despite the late lapse, high yield bonds were the best performers returning 8.39%.

For the year ended March 31, 2004, high yield bonds far exceeded other categories, providing a total return of 22.66%. The Lehman Brothers Aggregate Bond Index returned 5.41%, within which the Corporate Index returned 9.03% and the Treasury Index, 4.34%.

INTERNATIONAL EQUITY MARKET

In 2003, global equities secured the first positive return in three years with a very strong fourth quarter and advanced over all in the first quarter of 2004, though just one week before the quarter ended investors were in deficit year to date. For the six months ended March 31, 2004, global stocks returned 17.48% based on the Morgan Stanley Capital International (MSCI) World Index(5). Among currencies, the dollar occupied the financial spotlight for much of the period. Increasingly impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro appreciated 8.3% against the dollar in the last calendar quarter of 2003 before giving back 2.6% as a sagging Euroland recovery raised the likelihood that the European Central Bank would finally lower interest rates. The Japanese yen appreciated in an orderly fashion during the last quarter of 2003, from about Y111 against the dollar to Y107.3, but became more volatile in the new year, rising to Y112.1 in early March on rumors that the Bank of Japan would aggressively spend billions not

                                 MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

just to arrest the yen's ascent, but to drive it lower. These rumors were not only quickly discounted, but officials let it be known that the Bank of Japan would soon stop supporting the dollar. The yen soared to a four-year high of less than Y104 by month end, but not before the Bank had bought around $144 billion during the quarter, not far short of the $180 billion total for all of 2003.

DOMESTIC EQUITY MARKET

The U.S. equities market returned 12.18% in the fourth quarter of 2003 and 1.69% in the first quarter of 2004, based on the Standard & Poor's 500 Index(6) including dividends. This implies a price to earnings level of just under eighteen times 2004 earnings. Many are worried about valuations after the tremendous twelve month rally. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand has come from the effect of large tax cuts, the mortgage refinancing boom and a decline in interest rates. Accommodative monetary policy by the Fed has kept real short-term interest rates negative, even with a very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Many commentators argue that these bullish forces are unsustainable. The bulls counter that this is just the "wall of worry" that markets tend to climb, that employment growth will ultimately reinvigorate demand and that major indices are still well off their all time highs. Recent economic and business news has been generally bright, but clouded by continuing worries over jobs. Manufacturing and service industry activity, as well as factory orders, rose to multi-year high levels in February and held on to most of the gains in March. Fourth quarter GDP growth was finalized at a strong 4.1%. Within this figure corporate earnings from current production were 29% above the corresponding earnings in 2002 and 7.2% above the third quarter. The equipment and software component of GDP growth was a healthy 14.9%. Productivity for all of 2003 was robust at 4.4%. And therein lies the lingering concern: the recovery still has a distinctly jobless look about it. In all, only 134,000 new jobs have been reported so far in 2004, less than the monthly amount needed to cover the natural increase in the workforce alone.

March ended with consumer confidence slipping and all eyes on the next employment report.

----------
(1) The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

(2) The LEHMAN BROTHERS CORPORATE INDEX is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(3) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is an unmanaged index composed of all treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation or depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(4) The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD BOND INDEX is an unmanaged index generally representative of corporate bonds rated below investment-grade.

(5) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(6) The STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED
CAPITALIZATION-WEIGHTED INDEX of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER OF ING FUNDS, STAN VYNER, ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

ING GNMA INCOME FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA and Roseann G. McCarthy, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("Ginnie Mae", "GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

While the Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, the Fund shares are not insured or guaranteed.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 3.88% compared to 4.08% for the Lehman Brothers Mortgage-Backed Securities Index ("Lehman Mortgage Index").

PORTFOLIO SPECIFICS: We continue to focus on securities with limited prepayment risk. About 30% of the Fund's assets are invested in mortgages on multi-family properties. Many of these loans have outright restrictions limiting early prepayment. Much of the remainder of the portfolio consists of pools of single-family mortgages with original balances of $100,000 or less. These low loan balance pools tend to have prepayment histories less sensitive to changes in interest rates than those of pools containing larger loans. Finally, we buy mortgage pools containing loans from states that have lower refinancing activity than the national average. Together, these features result in more stable cash flow than is the norm for mortgage-based fixed income portfolios.

Interest rates fell to unprecedented lows during mid-2003. Fortunately, prepayment losses had only a modest impact on the Fund's return. Our relative performance waned, however, in the third and fourth quarters of 2003 as interest rates bounced higher and investors showed less interest in call protection. The price performance of our multi-family mortgages was far worse than that of both U.S. Treasury notes and single-family mortgages. However, the valuation of these securities began to improve once again earlier this year as the bond investors regrouped. The Fund gained about 2% during the first quarter.

We think the months ahead will be unprofitable for bond investors and have positioned the Fund to help reduce the pain. Most of our mortgages have coupons above the market average and accordingly tend to sell at a premium to par value. Such premium securities tend to be less sensitive to changes in interest rates than mortgages selling closer to par. At the close of the quarter, U.S. Treasury Bills accounted for about 7% of the Fund's assets. Interest and principal payments in the months ahead will be used to increase our investment in similar low risk securities.

MARKET OUTLOOK: The bond market rally has stood on three legs -- labor market weakness, foreign central bank purchases of U.S. Treasury securities, and incredibly low short-term interest rates promoted by the Federal Reserve Board ("Fed"). However, these supports now appear to be on the verge of cracking. The economic rebound has been vibrant with the exception of the labor market. The strong March employment report put the final piece of the puzzle in place. The Fed cannot sponsor zero real short-term interest rates for an economy that appears to be out of the woods. Moreover, foreign central banks are now showing some reservations regarding continuing wholesale purchases of U.S. Treasury securities. We expect an above-consensus rise in short- and long-term interest rates over the next twelve months.

Portfolio Managers' Report                                ING GNMA INCOME FUND

[CHART]

                                                                                          LEHMAN BROTHERS
                     ING GNMA INCOME FUND            ING GNMA INCOME FUND                 MORTGAGE-BACKED
                     CLASS A WITH SALES CHARGE(1)    CLASS A WITHOUT SALES CHARGE(2)      SECURITIES INDEX(3)
3/31/1994                              $    9,523                         $   10,000               $   10,000
3/31/1995                              $   10,083                         $   10,587               $   10,601
3/31/1996                              $   11,120                         $   11,677               $   11,713
3/31/1997                              $   11,655                         $   12,238               $   12,411
3/31/1998                              $   13,122                         $   13,779               $   13,794
3/31/1999                              $   13,985                         $   14,685               $   14,659
3/31/2000                              $   14,219                         $   14,931               $   14,990
3/31/2001                              $   16,020                         $   16,822               $   16,885
3/31/2002                              $   16,721                         $   17,558               $   17,964
3/31/2003                              $   18,531                         $   19,459               $   19,522
3/31/2004                              $   19,251(1)                      $   20,214(2)            $   20,319(3)

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2004
                                             ------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION  SINCE INCEPTION   SINCE INCEPTION
                                                                                 OF CLASS B       OF CLASS C        OF CLASS M
                                              1 YEAR    5 YEAR     10 YEAR         10/6/00         10/13/00           2/23/01
                                              ------    ------     -------         -------         --------           -------
Including Sales Charge:
   Class A(1)                                   -1.05%     5.56%      6.77%             --               --                --
   Class B(2)                                   -1.83%       --         --            6.11%              --                --
   Class C(3)                                    2.12%       --         --              --             6.76%               --
   Class M(4)                                   -0.06%       --         --              --               --              4.99%
Excluding Sales Charge:
   Class A                                       3.88%     6.59%      7.29%             --               --                --
   Class B                                       3.12%       --         --            6.84%              --                --
   Class C                                       3.11%       --         --              --             6.76%               --
   Class M                                       3.30%       --         --              --               --              6.11%
Lehman Brothers Mortgage-Backed
   Securities Index(5)                           4.08%     6.75%      7.35%           7.41%(6)         7.41%(6)          6.39%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(6)  Since inception performance for index is shown from October 1, 2000.

(7)  Since inception performance for index is shown from March 1, 2001.

PRINCIPAL RISK FACTOR(S): GNMA certificates in the Fund's portfolio are subject to early prepayment. The value of the Fund's investment may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations. Although FNMA and FHLMC are government sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities. Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties: These securities may be more volatile and less liquid than more traditional debt securities.

ING HIGH YIELD BOND FUND                              Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING High Yield Bond Fund (the "Fund") seeks to provide investors with a high level of current income and total return by investing at least 80% of its assets in high yield (high risk) bonds, which are commonly referred to as "Junk Bonds," that are unrated or rated below investment grade.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 14.70% compared to 22.66% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: The portfolio managers' long-term strategy is to outperform the Index by achieving lower credit losses than the benchmark. Consistent with this strategy, the Fund is typically positioned conservatively relative to the benchmark. In 2003, this strategy had a significant negative impact on the Fund's performance relative to the benchmark, as the market experienced few credit losses and many previously distressed issuers recovered from a market perspective. As a result, while the absolute returns of the Fund were strong, performance lagged relative to the Index.

From a credit quality perspective, the Fund was underweight securities rated Caa and below. This factor specifically hurt relative performance, as the lower rated part of the high yield universe outperformed the benchmark by an average of 20-40%. From a sector perspective, the Fund was underweight the more volatile, most risky sectors, including finance, utilities, airlines and cable, all of which experienced significant outperformance relative to the benchmark.

MARKET OUTLOOK: We remain constructive on the prospects of the high yield market. An improving economy and continued declining default rates should help boost returns for high yield investors. Though we believe that the high yield markets are favorable, we do not expect the 2004 returns to match the historically high returns of 2003. Returns for 2004 are expected to be more modest, but still attractive relative to other fixed income alternatives.

In response to the benign environment, in 2003 we selectively added risk to the portfolio. Consistent with our style, we are focused on reducing principal losses through credit deterioration. However, given the improving micro and macro fundamentals, investors may benefit from higher returns without significantly increasing the risk of credit loss.

2003 was largely a year that rewarded high yield investors who traded down in credit quality, regardless of issuer strength or industry sector. We expect that in 2004 this trend may cease, and that sector and issuer selection will once again be the most important factors differentiating high yield investors. Additionally, while we are encouraged by the prospects of the high yield market, we continue to be cautious on the lower quality, distressed part of the universe. Many issuers in this space have solved near term financing issues, but operational improvements in many low quality issuers have yet to be seen. As a result, while we have selectively added risk, we are focusing on investing in companies that have not only satisfied their near-term liquidity needs, but also have positive operating momentum.

Portfolio Managers' Report                            ING HIGH YIELD BOND FUND

[CHART]

                                                                                         LEHMAN BROTHERS
                     ING HIGH YIELD BOND FUND        ING HIGH YIELD BOND FUND            HIGH YIELD BOND SECURITIES
                     CLASS A WITH SALES CHARGE(1)    CLASS A WITHOUT SALES CHARGE(2)     INDEX(3)
12/15/1998                             $    9,524                         $   10,000                     $   10,000
 3/31/1999                             $    9,906                         $   10,401                     $   10,196
 3/31/2000                             $   10,256                         $   10,769                     $   10,011
 3/31/2001                             $   10,902                         $   11,447                     $   10,263
 3/31/2002                             $   11,113                         $   11,668                     $   10,330
 3/31/2003                             $   11,362                         $   11,930                     $   10,779
 3/31/2004                             $   13,047(1)                      $   13,699(2)                  $   13,221(3)

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                    FOR THE PERIODS ENDED MARCH 31, 2004
                                                                   ----------------------------------------
                                                                                            SINCE INCEPTION
                                                                    1 YEAR       5 YEAR        12/15/98
                                                                    ------       ------        --------
                        Including Sales Charge:
                          Class A(1)                                   9.38%       4.63%           5.15%
                          Class B(2)                                   9.01%       4.59%           5.19%
                          Class C(3)                                  13.03%       4.87%           5.33%
                        Excluding Sales Charge:
                          Class A                                     14.70%       5.65%           6.12%
                          Class B                                     14.01%       4.88%           5.32%
                          Class C                                     14.03%       4.87%           5.33%
                        Lehman Brothers High Yield Bond
                          Securities Index(4)                         22.66%       5.33%           5.37%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the Lehman Brothers High Yield Bond Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(5)  Since inception performance for index is shown from December 1, 1998.

PRINCIPAL RISK FACTOR(S): Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, prepayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are soley domestic. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies. The securities may have limited market stability and may be subject to more erratic market movements than securities of larger, more established companies or the market averages in general.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING High Yield Opportunity Fund (the "Fund") seeks a high level of current income and capital growth primarily through investments in high yield (high risk) debt securities, which are commonly referred to as "Junk Bonds" and convertible securities rated below investment grade or of comparable quality if unrated.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 14.94% compared to 22.86% for the Credit Suisse First Boston High Yield Bond Index ("CSFB High Yield Bond Index").

PORTFOLIO SPECIFICS: The portfolio managers' long-term strategy is to outperform the Index by achieving lower credit losses than the benchmark. Consistent with this strategy, the portfolio is typically positioned conservatively relative to the benchmark. In 2003, this strategy had a significant negative impact on the Fund's performance relative to the benchmark, as the market experienced few credit losses and many previously distressed issuers recovered from a market perspective. As a result, while the absolute returns of the Fund were strong, performance lagged relative to the Index.

From a credit quality perspective, the Fund was underweight securities rated Caa and below. This factor specifically hurt relative performance, as the lower rated part of the high yield universe outperformed the benchmark by an average of 20-40%. From a sector perspective, the Fund was underweight the more volatile, most risky sectors, including finance, utilities, airlines and cable, all of which experienced significant outperformance relative to the benchmark.

MARKET OUTLOOK: We remain constructive on the prospects of the high yield market. An improving economy and continued declining default rates should help boost returns for high yield investors. Though we believe that the high yield markets are favorable, we do not expect the 2004 returns to match the historically high returns of 2003. Returns for 2004 are expected to be more modest, but still attractive relative to other fixed income alternatives.

In response to the benign environment, in 2003 we selectively added risk to the portfolio. Consistent with our style, we are focused on reducing principal losses through credit deterioration. However, given the improving micro and macro fundamentals, investors may benefit from higher returns without significantly increasing the risk of credit loss.

2003 was largely a year that rewarded high yield investors who traded down in credit quality, regardless of issuer strength or industry sector. We expect that in 2004 this trend may cease, and that sector and issuer selection will once again be the most important factors differentiating high yield investors. Additionally, while we are encouraged by the prospects of the high yield market, we continue to be cautious on the lower quality, distressed part of the universe. Many issuers in this space have solved near term financing issues, but operational improvements in many low quality issuers have yet to be seen. As a result, while we have selectively added risk, we are focusing on investing in companies that have not only satisfied their near-term liquidity needs, but also have positive operating momentum.

Portfolio Managers' Report                     ING HIGH YIELD OPPORTUNITY FUND

[CHART]

                                                                                         CREDIT SUISSE FIRST BOSTON
                  ING HIGH YIELD OPPORTUNITY FUND    ING HIGH YIELD OPPORTUNITY FUND     HIGH YIELD BOND
                     CLASS A WITH SALES CHARGE(1)    CLASS A WITHOUT SALES CHARGE(2)     INDEX(3)
3/27/1998                              $    9,527                         $   10,000                     $   10,000
3/31/1998                              $    9,542                         $   10,016                     $   10,000
3/31/1999                              $    9,650                         $   10,129                     $    9,925
3/31/2000                              $   10,154                         $   10,658                     $    9,955
3/31/2001                              $    8,983                         $    9,428                     $   10,031
3/31/2002                              $    8,817                         $    9,254                     $   10,365
3/31/2003                              $    8,782                         $    9,218                     $   11,146
3/31/2004                              $   10,094(1)                      $   10,595(2)                  $   13,694(3)

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2004
                                                      ---------------------------------------------------------------------------
                                                                                             SINCE INCEPTION      SINCE INCEPTION
                                                                                           OF CLASS A, B AND C      OF CLASS M
                                                      1 YEAR              5 YEAR                 3/27/98              5/17/02
                                                      ------              ------                 -------              -------
Including Sales Charge:
   Class A(1)                                            9.48%              -0.08%                  0.15%                  --
   Class B(2)                                            9.30%               0.05%                  0.36%                  --
   Class C(3)                                           13.14%               0.27%                  0.34%                  --
   Class M(4)                                           10.86%                 --                     --                 3.86%
Excluding Sales Charge:
   Class A                                              14.94%               0.90%                  0.96%                  --
   Class B                                              14.30%               0.29%                  0.36%                  --
   Class C                                              14.14%               0.27%                  0.34%                  --
   Class M                                              14.58%                 --                     --                 5.72%
Credit Suisse First Boston High Yield Bond Index(5)     22.86%               6.65%                  5.38%(6)            15.63%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) The Credit Suisse First Boston High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

(6)  Since inception performance for index is shown from April 1, 1998.

(7)  Since inception performance for index is shown from June 1, 2002.

PRINCIPAL RISK FACTOR(S): The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominately speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. High yield bonds carry particular market risks and may experience greater volatility and may be less liquid than higher quality investments. Foreign investing and emerging markets do pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies. The securities may have limited market stability and may be subject to more erratic market movements than securities of larger, more established companies or the market averages in general.

ING INTERMEDIATE BOND FUND                            Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its assets in investment grade debt securities.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.16% compared to 5.41% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The outperformance of the Fund during the year was largely due to an overweight to credit-sensitive sectors especially non-investment grade categories such as high yield and emerging market debt. Our emphasis on longer-dated corporate bonds also helped through the first nine months of the year. The Fund was positioned prematurely for a rise in interest rates when, in fact, rates declined in June, while an underweight in mortgages and an overall yield advantage to the benchmark helped during that quarter. August ushered in opportunities to add to both agency paper and mortgage-backed securities. Our investment tactics remained substantively the same during later part of 2003. Chief sources of out-performance continued to include an overweight in longer-dated and lower-quality credits. Long-duration credit and low-quality credit both outperformed shorter duration and high quality names. A renewed overweight to Mortgage-Backed Securities ("MBS") also boosted excess returns. Finally, our short duration posture proved beneficial through December. The first quarter of 2004 proved less beneficial to our strategy as interest rates declined and riskier asset classes underperformed.

MARKET OUTLOOK: Mediocre economic releases have caused some Fed watchers to push a forecasted tightening further out in the calendar; some even see no Fed action until 2005. Employment remains soft as strong domestic productivity and international out-sourcing have put a damper on job growth; yet, the degree of softness is perplexing. We believe that the anemic employment picture will likely continue to influence the Federal Reserve and prevent a precipitous tightening for the early part of 2004. The near-term prospects for inflationary problems remain subdued as the U. S. imports disinflation from abroad, productivity is gaining, labor costs are contained, and pricing power is still transitory. Ultimately, we believe, job creation and income growth are the keys to a sustainable recovery.

Treasury yields do not yet, in our opinion, reflect the potential for a quickening pace of the economy. Trade imbalances with Asian economies have left some central banks awash in dollars. In order to prevent the dollar from devaluing versus their local currency, the Bank of Japan and the Chinese central bank recycle those dollars back into the U. S. debt markets which, in turn, keeps our domestic short interest rates low.

Tactically, we are short in duration in the face of anticipated improving global economic fundamentals. We are underweight home mortgages and overweight in securitized sectors and longer-dated corporate bonds. Recently, we have over-weighted financial institutions, which appear cheap on our relative value matrix. Valuations remain stretched in credit and mortgage markets; yet the modest underperformance of some credit sectors in the first three months of 2004 points to a more balanced market. We have reduced our exposure to government-sponsored enterprises following more negative headlines for FNMA and FHLMC. While we are increasingly cautious about valuations, we will maintain an overweight in both the high yield and emerging markets for the near-term.

Portfolio Managers' Report                          ING INTERMEDIATE BOND FUND

[CHART]

                                                                                             LEHMAN BROTHERS
                     ING INTERMEDIATE BOND FUND       ING INTERMEDIATE BOND FUND             AGGREGATE BOND
                     CLASS A WITH SALES CHARGE(1)     CLASS A WITHOUT SALES CHARGE(2)        INDEX(3)
12/15/1998                             $    9,524                          $   10,000             $   10,000
 3/31/1999                             $    9,451                          $    9,923             $    9,980
 3/31/2000                             $    9,538                          $   10,015             $   10,167
 3/31/2001                             $   11,162                          $   11,720             $   11,441
 3/31/2002                             $   12,197                          $   12,807             $   12,053
 3/31/2003                             $   13,597                          $   14,276             $   13,462
 3/31/2004                             $   14,435(1)                       $   15,157(2)          $   14,189(3)

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2004
                                                      ---------------------------------------------------------------------------
                                                                                             SINCE INCEPTION      SINCE INCEPTION
                                                                                           OF CLASS A, B AND C      OF CLASS R
                                                      1 YEAR              5 YEAR                12/15/98              3/16/04
                                                      ------              ------                --------              -------
Including Sales Charge:
   Class A(1)                                            1.12%               7.77%                  7.17%                  --
   Class B(2)                                            0.28%               7.72%                  7.18%                  --
   Class C(3)                                            4.28%               8.00%                  7.34%                  --
   Class R                                                 --                  --                     --                -0.37%
Excluding Sales Charge:
   Class A                                               6.16%               8.82%                  8.16%                  --
   Class B                                               5.28%               8.01%                  7.32%                  --
   Class C                                               5.28%               8.00%                  7.34%                  --
   Class R                                                 --                  --                     --                -0.37%
   Lehman Brothers Aggregate Bond Index(4)               5.41%               7.29%                  6.78%(5)            -0.75%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5)  Since inception performance for index is shown from December 1, 1998.

(6)  Since inception performance for index is shown from March 1, 2004.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interst rate risks. Higher yielding bonds are subject to greater volatility and credit risks. The Fund's investments in mortgage-related securities may entail prepayment risk. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. Risks of foreign investing are generally intensified for investments in emerging markets. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

ING NATIONAL TAX-EXEMPT BOND FUND                     Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Robert Schonbrunn, Managing Director and Portfolio Manager, Karen Cronk, Managing Director and Portfolio Manager, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING National Tax-Exempt Bond Fund, (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, returned 4.41% compared to a return of 5.86% for the Lehman Brothers Municipal Bond Index and 5.41% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: During the past twelve months interest rates declined even though the economy showed signs of recovery. The threat of terrorism combined with structural unemployment and low inflation were factors restraining rates. Interest rate movement was modest across the yield curve with short maturities (0 -3 years) remaining flat, while 10-year AAA-rated general obligation bonds dropped 26 basis points in yield from 3.75% in 2003 to 3.49% in March of 2004. The long end of the curve experienced less of a drop than the 10-year. Credit concerns played an important role in the municipal market last year. In the early part of the year tobacco and airport revenue bonds came under pressure as concerns for their long term stability were raised. Ultimately these concerns subsided, and tobacco and airport revenue bonds, as well as other lower quality issues earned above-average returns starting from depressed or undervalued levels. This was a period when some of the more speculative issues outperformed the more conservative and higher quality bonds.

California continued to have problems and was a drag on the municipal bond market. The new Governor is proposing huge new debt issuance to help close the budget gap. General obligation bonds of the state of California were downgraded to a rating of BBB, which is the lowest rating of any state today. However, most of the other states have improved their fiscal position through a combination of budget cuts and increasing revenue from the stronger economy. We believe, the general outlook for the stability of cash flows used to support municipal bonds is stronger today than it was a year ago.

In the year ended March 31, 2004, the Fund attained added value from its positioning in the intermediate and longer end of the yield curve where it benefited from the steepness of the yield curve. The average coupon of the issues held was 5.16%, which was also a strong contributor to returns. The Fund was defensively postured for an expected rise in interest rates, which was a drag on performance since rates actually declined. Our focus on quality with underweight positions in lower quality issues was a negative factor in performance last year as low quality performed well. We believe that our defensive portfolio posture with respect to interest rate sensitivity and quality, although implemented prematurely, will benefit the Fund going forward.

MARKET OUTLOOK: Looking ahead, we believe that the economy will continue to gain strength, and interest rates will move higher. Barring an act of terrorism, we would expect the stimulus from low interest rates, productivity gains, tax cuts, and high levels of liquidity to drive the economy higher. The outlook for inflation remains low because of the productivity benefits received from outsourcing to low labor countries such as China, and the powerful deflationary influence of super stores like Wal-Mart. Low inflation should keep interest rates from rising rapidly in the next year.

We expect to maintain a defensive portfolio strategy using high quality, liquid issues. We will also be defensively positioned due to the probability of interest rates rising. This is accomplished by keeping our portfolio duration (sensitivity to interest rate change) lower than our peers'. When rates actually rise, we will be moving from concentration in the steep part of the yield curve into a more defensive position with more concentration at both the short and long ends of the yield curve known as a barbell.

Portfolio Managers' Report                  ING NATIONAL TAX-EXEMPT BOND FUND

[CHART]

                                                                                            LEHMAN BROTHERS      LEHMAN BROTHERS
                ING NATIONAL TAX-EXEMPT BOND FUND    ING NATIONAL TAX-EXEMPT BOND FUND      MUNICIPAL BOND       AGGREGATE BOND
                CLASS A WITH SALES CHARGE(1)         CLASS A WITHOUT SALES CHARGE(2)        INDEX(3)             INDEX(4)
11/8/1999                              $    9,524                           $   10,000          $   10,000            $   10,000
3/31/2000                              $    9,638                           $   10,120          $   10,325            $   10,171
3/31/2001                              $   10,689                           $   11,224          $   11,452            $   11,445
3/31/2002                              $   10,929                           $   11,476          $   11,889            $   12,057
3/31/2003                              $   12,070                           $   12,674          $   13,064            $   13,466
3/31/2004                              $   12,603(1)                        $   13,233(2)       $   13,830(3)         $   14,194(4)

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                    FOR THE PERIODS ENDED MARCH 31, 2004
                                                                  ----------------------------------------
                                                                                           SINCE INCEPTION
                                                                        1 YEAR                 11/8/99
                                                                        ------                 -------
                        Including Sales Charge:
                          Class A(1)                                      -0.55%                  5.40%
                          Class B(2)                                      -1.33%                  5.38%
                          Class C(3)                                       2.64%                  5.78%
                        Excluding Sales Charge:
                          Class A                                          4.41%                  6.57%
                          Class B                                          3.63%                  5.76%
                          Class C                                          3.63%                  5.78%
                        Lehman Brothers Municipal Bond Index(4)            5.86%                  7.62%(6)
                        Lehman Brothers Aggregate Bond Index(5)            5.41%                  8.25%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index and Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6)  Since inception performance for index is shown from November 1, 1999.

PRINCIPAL RISK FACTOR(S): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. Investments in municipal obligations pose special risks. To the extent that the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the particular risks presented by such projects. Income recieved from the Fund may be subject to state and local taxes, as well as the federal alternative minimum tax. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

ING STRATEGIC BOND FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Strategic Bond Fund (the "Fund") seeks maximum total return.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.59% compared to the Lehman Brothers Aggregate Bond Index, which returned 5.41% for the same period.

PORTFOLIO SPECIFICS: The outperformance of the Fund during the year was largely due to an overweight to credit-sensitive sectors especially non-investment grade categories such as high yield and emerging market debt. Our emphasis on longer-dated corporate bonds also helped through the first nine months of the year. The Fund was positioned prematurely for a rise in interest rates when, in fact, rates declined in June, while an underweight in mortgages and an overall yield advantage to the benchmark helped during that quarter. August ushered in opportunities to add to both agency paper and mortgage-backed securities. Our investment tactics remained substantively the same during later part of 2003. Chief sources of out-performance continued to include an overweight in longer-dated and lower-quality credits. Long-duration credit and low-quality credit both outperformed shorter duration and high quality names. A renewed overweight to Mortgage-Backed Securities ("MBS") also boosted excess returns. Finally, our short duration posture proved beneficial through December. The first quarter of 2004 proved less beneficial to our strategy as interest rates declined and riskier asset classes underperformed.

MARKET OUTLOOK: Strategic Bond Fund liquidated on April 16, 2004 in accordance with a Plan of Liquidation and Dissolution approved by the Board of Trustees on February 25, 2004.

Portfolio Managers' Report                             ING STRATEGIC BOND FUND

[CHART]

                                                                                              LEHMAN BROTHERS
                     ING STRATEGIC BOND FUND         ING STRATEGIC BOND FUND                  AGGREGATE BOND
                     CLASS A WITH SALES CHARGE(1)    CLASS A WITHOUT SALES CHARGE(2)          INDEX(3)
7/27/1998                              $    9,527                         $   10,000               $   10,000
3/31/1999                              $    9,860                         $   10,350               $   10,384
3/31/2000                              $    9,918                         $   10,411               $   10,578
3/31/2001                              $   10,345                         $   10,859               $   11,904
3/31/2002                              $   10,371                         $   10,886               $   12,540
3/31/2003                              $   11,276                         $   11,837               $   14,006
3/31/2004                              $   12,020(1)                      $   12,617(2)            $   14,763(3)

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                    FOR THE PERIODS ENDED MARCH 31, 2004
                                                                  ----------------------------------------
                                                                                            SINCE INCEPTION
                                                                    1 YEAR       5 YEAR         7/27/98
                                                                    ------       ------         -------
                        Including Sales Charge:
                          Class A(1)                                   1.53%       3.03%           3.29%
                          Class B(2)                                   1.12%       3.36%           3.67%
                          Class C(3)                                   5.11%       3.68%           3.81%
                        Excluding Sales Charge:
                          Class A                                      6.59%       4.04%           4.18%
                          Class B                                      6.12%       3.67%           3.80%
                          Class C                                      6.11%       3.68%           3.81%
                        Lehman Brothers Aggregate Bond Index(4)        5.41%       7.29%           7.12%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5)  Since inception performance for index is shown from August 1, 1998.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foriegn currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments. High yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

ING CLASSIC MONEY MARKET FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc.-- the Sub-Adviser.

GOAL: The ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

PORTFOLIO SPECIFICS: Looking back, the year ended March 31, 2004 was a very volatile and eventful year on a number of different fronts. We began the period with the economy and financial markets virtually paralyzed by the uncertainty associated with the impending War in Iraq. During the second quarter of 2003, the markets' focus shifted from geopolitical risks to the economy and the specter of deflation or a "substantial fall in inflation." In June, the Federal Reserve Board's ("Fed") Federal Open Market Committee (the "FOMC") responded to an economy that was failing to exhibit sustainable growth by lowering its Fed Funds target rate for the 13th time in this economic cycle from 1.25% to 1.0%.

The resulting highly accommodative monetary stance and fiscal stimulus provided by tax cuts finally began to work its way through the economy in the second half of 2003. The labor market began to show improvement and third quarter GDP was reported to be an astounding 8.2%. Further improvement and strength was seen among consumers and began to filter through to the business sector by the end of 2003. The first quarter of 2004 validated earlier assessments that economic growth was well underway and likely to continue for the rest of the year. Despite the acceleration in economic activity, the lack of new hiring raised concerns about the sustainability of the recovery. Increased efficiencies and underutilized resources continued to spark discussion of a "resources gap" and served to keep a lid on inflationary expectations and a resulting increase in interest rates.

In the short-end of the market, the LIBOR yield curve, represented by the spread between one-month LIBOR and 12-month LIBOR, began the period inverted by 2 basis points and ended the year relatively flat at 26 basis points. However, much volatility was experienced throughout the year as the LIBOR yield curve varied between a low of -17 basis points in June, 2003 and a high of 63 basis points in December, 2003. For most of the year, the Fund utilized a barbell strategy purchasing long paper when 12-month rates were high or to hedge against the June Fed ease, and combining it with short-term commercial paper or floating rate notes. The Fund's weighted average maturity remained consistently longer than competitors using such strategy.

MARKET OUTLOOK: We believe the Fed will wait for repeated and strong signs of improvement in the labor markets, as well as the economy, before removing its highly accommodative monetary stance. Nevertheless, the markets will price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically or inflation increases significantly. As a result, the Fund will continue to utilize the barbell strategy as long as rates make sense given reasonable Fed Funds rate increase expectations.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

Portfolio Managers' Report                                 ING MONEY MARKET FUND

PORTFOLIO MANAGEMENT: A team of investment professionals led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Money Market Fund (the "Fund") seeks to provide a high level of current income while preserving capital and liquidity. The Fund may achieve this objective by investing in a portfolio of high quality U.S. dollar denominated short-term debt obligations.

PORTFOLIO SPECIFICS: Looking back, the year ended March 31, 2004 was a very volatile and eventful year on a number of different fronts. We began the period with the economy and financial markets virtually paralyzed by the uncertainty associated with the impending War in Iraq. During the second quarter of 2003, the markets' focus shifted from geopolitical risks to the economy and the specter of deflation or a "substantial fall in inflation." In June, the Federal Reserve Board's ("Fed") Federal Open Market Committee (the "FOMC") responded to an economy that was failing to exhibit sustainable growth by lowering its Fed Funds target rate for the 13th time in this economic cycle from 1.25% to 1.0%.

The resulting highly accommodative monetary stance and fiscal stimulus provided by tax cuts finally began to work its way through the economy in the second half of 2003. The labor market began to show improvement and third quarter GDP was reported to be an astounding 8.2%. Further improvement and strength was seen among consumers and began to filter through to the business sector by the end of 2003. The first quarter of 2004 validated earlier assessments that economic growth was well underway and likely to continue for the rest of the year. Despite the acceleration in economic activity, the lack of new hiring raised concerns about the sustainability of the recovery. Increased efficiencies and underutilized resources continued to spark discussion of a "resources gap" and served to keep a lid on inflationary expectations and a resulting increase in interest rates.

In the short-end of the market, the LIBOR yield curve, represented by the spread between one-month LIBOR and 12-month LIBOR, began the period inverted by 2 basis points and ended the year relatively flat at 26 basis points. However, much volatility was experienced throughout the year as the LIBOR yield curve varied between a low of -17 basis points in June, 2003 and a high of 63 basis points in December, 2003. For most of the year, the Fund utilized a barbell strategy purchasing long paper when 12-month rates were high or to hedge against the June Fed ease, and combining it with short-term commercial paper or floating rate notes. The Fund's weighted average maturity remained consistently longer than competitors using such strategy.

MARKET OUTLOOK: We believe the Fed will wait for repeated and strong signs of improvement in the labor markets, as well as the economy, before removing its highly accommodative monetary stance. Nevertheless, the markets will price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically or inflation increases significantly. As a result, the Fund will continue to utilize the barbell strategy

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

ING LEXINGTON MONEY MARKET TRUST                      Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Lexington Money Market Trust (the "Trust") seeks to provide high current income while preserving capital and liquidity. This objective is achieved by investing in a portfolio of high quality U.S. dollar denominated short-term debt obligations.

PORTFOLIO SPECIFICS: Looking back, the year ended March 31, 2004 was a very volatile and eventful year on a number of different fronts. We began the period with the economy and financial markets virtually paralyzed by the uncertainty associated with the impending War in Iraq. During the second quarter of 2003, the markets' focus shifted from geopolitical risks to the economy and the specter of deflation or a "substantial fall in inflation." In June, the Federal Reserve Board's ("Fed") Federal Open Market Committee (the "FOMC") responded to an economy that was failing to exhibit sustainable growth by lowering its Fed Funds target rate for the 13th time in this economic cycle from 1.25% to 1.0%.

The resulting highly accommodative monetary stance and fiscal stimulus provided by tax cuts finally began to work its way through the economy in the second half of 2003. The labor market began to show improvement and third quarter GDP was reported to be an astounding 8.2%. Further improvement and strength was seen among consumers and began to filter through to the business sector by the end of 2003. The first quarter of 2004 validated earlier assessments that economic growth was well underway and likely to continue for the rest of the year. Despite the acceleration in economic activity, the lack of new hiring raised concerns about the sustainability of the recovery. Increased efficiencies and underutilized resources continued to spark discussion of a "resources gap" and served to keep a lid on inflationary expectations and a resulting increase in interest rates.

In the short-end of the market, the LIBOR yield curve, represented by the spread between one-month LIBOR and 12-month LIBOR, began the period inverted by 2 basis points and ended the year relatively flat at 26 basis points. However, much volatility was experienced throughout the year as the LIBOR yield curve varied between a low of -17 basis points in June, 2003 and a high of 63 basis points in December, 2003. For most of the year, the Trust utilized a barbell strategy purchasing long paper when 12-month rates were high or to hedge against the June Fed ease, and combining it with short-term commercial paper or floating rate notes. The Trust's weighted average maturity remained consistently longer than competitors using such strategy.

MARKET OUTLOOK: We believe the Fed will wait for repeated and strong signs of improvement in the labor markets, as well as the economy, before removing its highly accommodative monetary stance. Nevertheless, the markets will price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically or inflation increases significantly. As a result, the Trust will continue to utilize the barbell strategy

PRINCIPAL RISK FACTOR(S): An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Trust holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of ING Funds Trust:

We have audited the accompanying statements of assets and liabilities of ING GNMA Income Fund, ING High Yield Bond Fund, ING High Yield Opportunity Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund, ING Strategic Bond Fund, ING Classic Money Market Fund, ING Money Market Fund, and ING Lexington Money Market Trust, each a series of ING Funds Trust, including the portfolios of investments, as of March 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended and the financial highlights for the ING GNMA Income Fund and Lexington Money Market Trust for all periods ending before January 1, 2001 and the financial highlights for the ING High Yield Opportunity Fund, ING Strategic Bond Fund, and ING Money Market Fund for all periods ending prior to July 1, 2000. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods prior to April 1, 2003, the statements of changes in net assets and the financial highlights, except as indicated above, were audited by other auditors whose reports thereon dated May 23, 2003 and December 5, 2000 expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights which were audited by us and referred to above, present fairly, in all material respects, the financial position of the aforementioned Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ KPMG LLP


Boston, Massachusetts
May 21, 2004

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                                                   ING               ING                ING
                                                                ING             HIGH YIELD        HIGH YIELD        INTERMEDIATE
                                                            GNMA INCOME            BOND           OPPORTUNITY           BOND
                                                                FUND               FUND              FUND               FUND
                                                          ---------------    ---------------    ---------------    ---------------
ASSETS:
Investments in securities at value+*                      $   737,149,344    $    69,637,617    $   259,147,990    $   465,506,434
Short-term investments at value**                              57,421,662                 --                 --                 --
Repurchase agreement                                                   --          2,731,000          1,237,000         25,248,000
Cash                                                              404,404                580          3,169,251          2,878,253
Cash collateral for futures                                            --                 --                 --            163,228
Cash collateral for securities loaned                                  --         17,415,421         77,944,315         81,796,222
Receivables:
    Investment securities sold                                         --            253,448          3,435,412         32,547,982
    Fund shares sold                                              649,731            190,428             95,269          1,351,408
    Dividends and interest                                      3,660,889          1,467,288          6,417,387          3,010,389
    Other                                                              --                 --                 --              8,685
Prepaid expenses                                                   30,709             16,138             36,040             34,755
Reimbursement due from manager                                         --                 --                 --              1,626
                                                          ---------------    ---------------    ---------------    ---------------
        Total assets                                          799,316,739         91,711,920        351,482,664        612,546,982
                                                          ---------------    ---------------    ---------------    ---------------
LIABILITIES:
Payable for investment securities purchased                            --            230,000            805,000         88,957,457
Payable for investment securities purchased
  on a when-issued basis                                               --                 --                 --         18,118,366
Payable for futures variation margin                                   --                 --                 --             29,187
Payable upon return of securities loaned                               --         17,415,421         77,944,315         81,796,222
Payable for fund shares redeemed                                  666,411             95,580            550,027            491,330
Income distribution payable                                            --            247,294            683,069            310,764
Payable to affiliates                                             693,761            120,680            390,826            379,204
Payable for trustee fees                                           70,067                783              6,655              3,997
Payable to transfer agent                                         210,681             26,343            120,696            121,392
Other accrued expenses and liabilities                            303,864             33,036            256,747             75,305
                                                          ---------------    ---------------    ---------------    ---------------
        Total liabilities                                       1,944,784         18,169,137         80,757,335        190,283,224
                                                          ---------------    ---------------    ---------------    ---------------
NET ASSETS                                                $   797,371,955    $    73,542,783    $   270,725,329    $   422,263,758
                                                          ===============    ===============    ===============    ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                           $   770,857,118    $    76,582,647    $   726,633,558    $   411,336,028
Undistributed net investment income
  (accumulated net investment loss)                             3,906,376            (37,562)        (3,557,741)            11,828
Accumulated net realized gain (loss) on
  investments, foreign currencies and futures                 (11,963,086)        (6,578,088)      (438,636,391)         4,963,106
Net unrealized appreciation (depreciation)
  of investments, foreign currencies and futures               34,571,547          3,575,786        (13,714,097)         5,952,796
                                                          ---------------    ---------------    ---------------    ---------------
NET ASSETS                                                $   797,371,955    $    73,542,783    $   270,725,329    $   422,263,758
                                                          ===============    ===============    ===============    ===============
 +Including securities on loan at value                   $            --    $    16,993,855    $    75,999,185    $    80,171,503
 *Cost of investments in securities                       $   702,578,564    $    66,061,831    $   272,931,812    $   459,482,697
**Cost of short-term investments                          $    57,420,895    $            --    $            --    $            --

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                                                   ING               ING                ING
                                                                ING             HIGH YIELD        HIGH YIELD        INTERMEDIATE
                                                            GNMA INCOME            BOND           OPPORTUNITY           BOND
                                                                FUND               FUND              FUND               FUND
                                                          ---------------    ---------------    ---------------    ---------------
CLASS A:
Net Assets                                                $   592,066,053    $    44,009,423    $    81,082,340    $   269,086,364
Shares authorized                                               unlimited          unlimited          unlimited          unlimited
Par value                                                 $         0.001    $         0.001    $         0.001    $         0.001
Shares outstanding                                             66,447,758          4,955,851         11,363,706         25,226,850
Net asset value and redemption price per share            $          8.91    $          8.88    $          7.14    $         10.67
Maximum offering price per share (4.75%)(1)               $          9.35    $          9.32    $          7.50    $         11.20

CLASS B:
Net Assets                                                $   130,339,083    $    18,752,896    $   165,296,327    $    67,401,592
Shares authorized                                               unlimited          unlimited          unlimited          unlimited
Par value                                                 $         0.001    $         0.001    $         0.001    $         0.001
Shares outstanding                                             14,695,663          2,112,523         23,034,074          6,330,870
Net asset value and redemption price per share(2)         $          8.87    $          8.88    $          7.18    $         10.65
Maximum offering price per share                          $          8.87    $          8.88    $          7.18    $         10.65

CLASS C:
Net Assets                                                $    65,761,560    $    10,780,464    $    21,195,064    $    71,227,525
Shares authorized                                               unlimited          unlimited          unlimited          unlimited
Par value                                                 $         0.001    $         0.001    $         0.001    $         0.001
Shares outstanding                                              7,406,082          1,214,223          2,955,262          6,685,714
Net asset value and redemption price per share(2)         $          8.88    $          8.88    $          7.17    $         10.65
Maximum offering price per share                          $          8.88    $          8.88    $          7.17    $         10.65

CLASS I:
Net Assets                                                $     8,760,018                n/a                n/a    $    14,547,776
Shares authorized                                               unlimited                n/a                n/a          unlimited
Par value                                                 $         0.001                n/a                n/a    $         0.001
Shares outstanding                                                982,250                n/a                n/a          1,363,776
Net asset value and redemption price per share            $          8.92                n/a                n/a    $         10.67
Maximum offering price per share                          $          8.92                n/a                n/a    $         10.67

CLASS M:
Net Assets                                                $       311,693                n/a    $     2,980,615                n/a
Shares authorized                                               unlimited                n/a          unlimited                n/a
Par value                                                 $         0.001                n/a    $         0.001                n/a
Shares outstanding                                                 34,933                n/a            418,266                n/a
Net asset value and redemption price per share            $          8.92                n/a    $          7.13                n/a
Maximum offering price per share (3.25%)(3)               $          9.22                n/a    $          7.37                n/a

CLASS Q:
Net Assets                                                $       133,548                n/a    $       170,983                n/a
Shares authorized                                               unlimited                n/a          unlimited                n/a
Par value                                                 $         0.001                n/a    $         0.001                n/a
Shares outstanding                                                 14,970                n/a             23,888                n/a
Net asset value and redemption price per share            $          8.92                n/a    $          7.16                n/a
Maximum offering price per share                          $          8.92                n/a    $          7.16                n/a

CLASS R:
Net Assets(4)                                                         n/a                n/a                n/a    $           501
Shares authorized                                                     n/a                n/a                n/a          unlimited
Par value                                                             n/a                n/a                n/a    $         0.001
Shares outstanding                                                    n/a                n/a                n/a                 47
Net asset value and redemption price per share                        n/a                n/a                n/a    $         10.67
Maximum offering price per share                                      n/a                n/a                n/a    $         10.67

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(4)  Actual net assets were $501.46.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                       ING             ING              ING                               ING
                                                     NATIONAL       STRATEGIC         CLASSIC            ING           LEXINGTON
                                                 TAX-EXEMPT BOND       BOND         MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                      FUND             FUND            FUND             FUND             TRUST
                                                  -------------   -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*               $  26,553,005   $  41,954,134    $          --    $          --    $          --
Short-term investments at amortized cost                     --              --      377,644,770       41,373,221       43,334,462
Repurchase agreement                                         --              --       33,061,000        1,591,000        4,110,000
Cash                                                  1,022,774           4,767            1,385            1,012              831
Cash collateral for futures                                  --          34,927               --               --               --
Foreign currencies at value**                                --             603               --               --               --
Receivables:
    Investment securities sold                               --       4,048,864               --               --               --
    Fund shares sold                                         --              92           30,945               --               --
    Dividends and interest                              359,480         292,079        1,315,158          153,635          154,566
Prepaid expenses                                         11,908          12,717           97,044           15,124            3,334
Reimbursement due from manager                            3,434              --               --            8,125               --
                                                  -------------   -------------    -------------    -------------    -------------
        Total assets                                 27,950,601      46,348,183      412,150,302       43,142,117       47,603,193
                                                  -------------   -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                  --         104,010       10,971,238        1,000,429        1,200,715
Payable for investment securities purchased
  on a when-issued basis                                     --       6,141,473               --               --               --
Payable for futures variation margin                         --          10,375               --               --               --
Payable for fund shares redeemed                             --          75,422           71,062          717,706               --
Income distribution payable                              57,666              --              227              372              466
Payable to affiliates                                    22,677          45,989          297,767           40,885           23,432
Payable for trustee fees                                    475          55,626            9,288            1,785           52,137
Payable to transfer agent                                16,663          20,079           87,768            7,989           56,499
Other accrued expenses and liabilities                   23,280          51,135          354,277          107,318           67,451
                                                  -------------   -------------    -------------    -------------    -------------
        Total liabilities                               120,761       6,504,109       11,791,627        1,876,484        1,400,700
                                                  -------------   -------------    -------------    -------------    -------------
NET ASSETS                                        $  27,829,840   $  39,844,074    $ 400,358,675    $  41,265,633    $  46,202,493
                                                  =============   =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                   $  25,993,749   $  49,784,577    $ 400,394,037    $  41,232,849    $  46,203,093
Undistributed net investment income                         260          61,364               --           34,515               --
Accumulated net realized gain (loss) on
  investments, foreign currencies and futures           160,554     (10,382,095)         (35,362)          (1,731)            (600)
Net unrealized appreciation of investments,
  foreign currencies and futures                      1,675,277         380,228               --               --               --
                                                  -------------   -------------    -------------    -------------    -------------
NET ASSETS                                        $  27,829,840   $  39,844,074    $ 400,358,675    $  41,265,633    $  46,202,493
                                                  =============   =============    =============    =============    =============
  *Cost of investments in securities              $  24,877,728   $  41,544,416    $          --    $          --    $          --
 **Cost of foreign currencies                     $          --   $         586    $          --    $          --    $          --

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                       ING             ING              ING                              ING
                                                     NATIONAL       STRATEGIC         CLASSIC           ING           LEXINGTON
                                                 TAX-EXEMPT BOND       BOND         MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                      FUND             FUND             FUND            FUND            TRUST
                                                  -------------   -------------    -------------    -------------    -------------
CLASS A:
Net Assets                                        $  24,082,101   $  27,132,111    $ 398,997,296    $  16,331,336    $  46,202,493
Shares authorized                                     unlimited       unlimited        unlimited        unlimited        unlimited
Par value                                         $       0.001   $       0.001    $       0.001    $       0.001    $       0.001
Shares outstanding                                    2,234,722       2,366,407      399,054,050       16,341,263       46,203,095
Net asset value and redemption price
  per share                                       $       10.78   $       11.47    $        1.00    $        1.00    $        1.00
Maximum offering price per share                  $       11.32(1)$       12.04(1) $        1.00    $        1.00    $        1.00

CLASS B:
Net Assets                                        $   2,643,264   $   9,932,260    $     815,612    $  19,760,264              n/a
Shares authorized                                     unlimited       unlimited        unlimited        unlimited              n/a
Par value                                         $       0.001   $       0.001    $       0.001    $       0.001              n/a
Shares outstanding                                      245,406         889,989          816,081       19,762,993              n/a
Net asset value and redemption price                                                                                           n/a
  per share(2)                                    $       10.77   $       11.16    $        1.00    $        1.00
Maximum offering price per share                  $       10.77   $       11.16    $        1.00    $        1.00              n/a

CLASS C:
Net Assets                                        $   1,104,475   $   2,678,902    $     545,767    $   5,174,033              n/a
Shares authorized                                     unlimited       unlimited        unlimited        unlimited              n/a
Par value                                         $       0.001   $       0.001    $       0.001    $       0.001              n/a
Shares outstanding                                      102,465         227,655          545,629        5,177,124              n/a
Net asset value and redemption price                                                                                           n/a
  per share(2)                                    $       10.78   $       11.77    $        1.00    $        1.00
Maximum offering price per share                  $       10.78   $       11.77    $        1.00    $        1.00              n/a

CLASS Q:
Net Assets                                                  n/a   $     100,801              n/a              n/a              n/a
Shares authorized                                           n/a       unlimited              n/a              n/a              n/a
Par value                                                   n/a   $       0.001              n/a              n/a              n/a
Shares outstanding                                          n/a           9,345              n/a              n/a              n/a
Net asset value and redemption price                                                         n/a              n/a              n/a
  per share                                                 n/a   $       10.79
Maximum offering price per share                            n/a   $       10.79              n/a              n/a              n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended March 31, 2004

                                                                                   ING              ING                ING
                                                                ING             HIGH YIELD       HIGH YIELD        INTERMEDIATE
                                                            GNMA INCOME            BOND          OPPORTUNITY           BOND
                                                                FUND               FUND             FUND               FUND
                                                          ---------------    ---------------   ---------------    ---------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                          $         1,271    $       400,677   $     1,959,883    $       118,746
Interest                                                       39,233,983          5,215,302        23,590,258         13,499,162
Securities lending income                                         116,806             20,930           102,245             70,215
Other                                                                  --                 --             4,584                 --
                                                          ---------------    ---------------   ---------------    ---------------
    Total investment income                                    39,352,060          5,636,909        25,656,970         13,688,123
                                                          ---------------    ---------------   ---------------    ---------------
EXPENSES:
Investment management fees                                      4,149,261            452,198         1,894,619          1,705,983
Distribution and service fees:
    Class A                                                     1,558,546            153,525           340,565            686,455
    Class B                                                     1,413,020            165,968         1,889,439            661,232
    Class C                                                       788,044             86,860           247,516            648,879
    Class M                                                         4,470                 --            24,280                 --
    Class Q                                                           396                 --             1,184                 --
Transfer agent fees:
    Class A                                                       754,080             55,899           150,653            288,304
    Class B                                                       172,471             22,231           282,901             97,322
    Class C                                                        96,106             11,745            37,057             95,801
    Class I                                                         4,172                 --                --                925
    Class M                                                           732                 --             3,832                 --
    Class Q                                                            82                 --               179                 --
Administrative service fees                                       849,885             69,568           315,955            341,192
Shareholder reporting expense                                     236,980              5,570           158,448             67,301
Registration fees                                                 124,536             38,874           107,114             63,452
Professional fees                                                 102,393             11,588            36,933             37,039
Custody and accounting expense                                    104,636              9,100            51,560             86,836
Trustee fees                                                       33,161              1,098             7,796             12,120
Insurance expense                                                   7,989                520                --                 --
Miscellaneous expense                                              34,056              2,034            96,559             11,182
                                                          ---------------    ---------------   ---------------    ---------------
    Total expenses                                             10,435,016          1,086,778         5,646,590          4,804,023
                                                          ---------------    ---------------   ---------------    ---------------
Less:
    Net waived and reimbursed/recouped fees                            --              3,303            67,539            117,404
                                                          ---------------    ---------------   ---------------    ---------------
    Net expenses                                               10,435,016          1,083,475         5,579,051          4,686,619
                                                          ---------------    ---------------   ---------------    ---------------
Net investment income                                          28,917,044          4,553,434        20,077,919          9,001,504
                                                          ---------------    ---------------   ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCIES AND
  FUTURES:
Net realized gain (loss) on:
    Investments                                                 8,427,554          2,675,633       (15,037,328)         8,796,613
    Foreign currencies                                                 --                 --           113,524             11,870
    Futures                                                            --                 --                --         (1,245,951)
                                                          ---------------    ---------------   ---------------    ---------------
Net realized gain (loss) on investments,
  foreign currencies and futures                                8,427,554          2,675,633       (14,923,804)         7,562,532
                                                          ---------------    ---------------   ---------------    ---------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                                                (8,582,732)         1,950,137        38,437,409          2,773,659
    Foreign currencies                                                 --                 --           101,300             (3,759)
    Futures                                                            --                 --                --           (168,064)
                                                          ---------------    ---------------   ---------------    ---------------
Net change in unrealized appreciation
  or depreciation on investments, foreign
  currencies and futures                                       (8,582,732)         1,950,137        38,538,709          2,601,836
                                                          ---------------    ---------------   ---------------    ---------------
Net realized and unrealized gain (loss) on
  investments, foreign currencies and futures                    (155,178)         4,625,770        23,614,905         10,164,368
                                                          ---------------    ---------------   ---------------    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $    28,761,866    $     9,179,204   $    43,692,824    $    19,165,872
                                                          ===============    ===============   ===============    ===============
*Foreign taxes                                            $            --    $           486   $         1,977    $            --

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended March 31, 2004

                                                       ING             ING              ING                              ING
                                                     NATIONAL       STRATEGIC         CLASSIC           ING           LEXINGTON
                                                 TAX-EXEMPT BOND       BOND         MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                      FUND             FUND             FUND            FUND            TRUST
                                                  -------------   -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                  $          --   $      61,497    $      72,621    $      11,687    $       8,216
Interest                                              1,234,826       2,199,888        5,191,215          610,923          560,175
Securities lending income                                    --           7,229               --               --               --
                                                  -------------   -------------    -------------    -------------    -------------
    Total investment income                           1,234,826       2,268,614        5,263,836          622,610          568,391
                                                  -------------   -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                              140,685         210,420        1,085,390          179,668          237,528
Distribution and service fees:
    Class A                                              84,936         105,800        3,244,740           43,124               --
    Class B                                              27,452          96,104            9,925          268,127               --
    Class C                                              11,427          27,190            5,316           72,717               --
    Class Q                                                  --             243               --               --               --
Transfer agent fees:
    Class A                                              34,079          42,054          320,331           30,067           53,254
    Class B                                               3,859          17,876              732           46,339               --
    Class C                                               1,608           5,059              395           12,522               --
    Class Q                                                  --              73               --               --               --
Administrative service fees                              28,136          46,776               --           51,324           47,506
Shareholder reporting expense                             5,070          12,052          129,417           26,596            5,520
Registration fees                                        36,720          59,002          106,086           47,935           24,235
Professional fees                                         1,813           8,833           65,455           17,577            6,146
Custody and accounting expense                            3,420          12,108           33,288           11,390           10,668
Trustee fees                                              1,014           2,814           17,934            2,499              900
Insurance expense                                           286              --            5,315               --              613
Miscellaneous expense                                     1,413           5,436           16,506            6,379            2,033
                                                  -------------   -------------    -------------    -------------    -------------
    Total expenses                                      381,918         651,840        5,040,830          816,264          388,403
                                                  -------------   -------------    -------------    -------------    -------------
Less:
    Net waived and reimbursed fees                       28,093          49,289        1,685,759          323,913               --
                                                  -------------   -------------    -------------    -------------    -------------
    Net expenses                                        353,825         602,551        3,355,071          492,351          388,403
                                                  -------------   -------------    -------------    -------------    -------------
Net investment income                                   881,001       1,666,063        1,908,765          130,259          179,988
                                                  -------------   -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES:
Net realized gain (loss) on:
    Investments                                         378,972       1,961,257                6                5                8
    Foreign currencies                                       --         239,134               --               --               --
    Futures                                                  --         (69,795)              --               --               --
                                                  -------------   -------------    -------------    -------------    -------------
Net realized gain on investments
  and foreign currencies and futures                    378,972       2,130,596                6                5                8
                                                  -------------   -------------    -------------    -------------    -------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                                         (82,998)       (866,323)              --               --               --
    Foreign currencies                                       --              17               --               --               --
    Futures                                                  --         (29,502)              --               --               --
                                                  -------------   -------------    -------------    -------------    -------------
Net change in unrealized appreciation
  or depreciation on investments, foreign
  currencies and futures                                (82,998)       (895,808)              --               --               --
                                                  -------------   -------------    -------------    -------------    -------------
Net realized and unrealized gain on
  investments, foreign currencies and futures           295,974       1,234,788                6                5                8
                                                  -------------   -------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                      $   1,176,975   $   2,900,851    $   1,908,771    $     130,264    $     179,996
                                                  =============   =============    =============    =============    =============
*Foreign taxes                                    $          --   $         107    $          --    $          --    $          --

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ING GNMA INCOME FUND             ING HIGH YIELD BOND FUND
                                                             --------------------------------    --------------------------------
                                                                  YEAR              YEAR              YEAR              YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                                 2004(1)            2003              2004              2003
                                                             --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income                                        $   28,917,044    $   36,889,960    $    4,553,434    $    3,445,168
Net realized gain (loss) on investments                           8,427,554         5,042,643         2,675,633        (3,397,962)
Net change in unrealized appreciation or depreciation on
  investments                                                    (8,582,732)       34,018,750         1,950,137         1,176,457
                                                             --------------    --------------    --------------    --------------
  Net increase in net assets resulting from operations           28,761,866        75,951,353         9,179,204         1,223,663
                                                             --------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                     (29,836,564)      (29,495,907)       (3,048,684)       (2,766,837)
    Class B                                                      (5,789,107)       (4,693,328)       (1,015,389)         (521,174)
    Class C                                                      (3,227,764)       (2,537,958)         (530,989)         (156,078)
    Class I                                                        (416,717)         (220,288)               --                --
    Class M                                                         (26,359)          (40,111)               --                --
    Class Q                                                          (7,768)          (10,700)               --                --
    Class T                                                        (101,868)         (469,273)               --                --
                                                             --------------    --------------    --------------    --------------
Total distributions                                             (39,406,147)      (37,467,565)       (4,595,062)       (3,444,089)
                                                             --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                287,964,697       821,729,875        46,425,856        29,329,351
Dividends reinvested                                             31,631,178        30,193,127         1,821,615         2,417,063
                                                             --------------    --------------    --------------    --------------
                                                                319,595,875       851,923,002        48,247,471        31,746,414
Cost of shares redeemed                                        (434,339,499)     (633,633,432)      (39,529,207)      (16,116,161)
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                   (114,743,624)      218,289,570         8,718,264        15,630,253
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                          (125,387,905)      256,773,358        13,302,406        13,409,827
                                                             --------------    --------------    --------------    --------------
NET ASSETS:
Beginning of year                                               922,759,860       665,986,502        60,240,377        46,830,550
                                                             --------------    --------------    --------------    --------------
End of year                                                  $  797,371,955    $  922,759,860    $   73,542,783    $   60,240,377
                                                             ==============    ==============    ==============    ==============
Undistributed net investment income (accumulated net
  investment loss) at end of year                            $    3,906,376    $    5,623,076    $      (37,562)   $        3,518
                                                             ==============    ==============    ==============    ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             ING HIGH YIELD OPPORTUNITY FUND        ING INTERMEDIATE BOND FUND
                                                             --------------------------------    --------------------------------
                                                                  YEAR              YEAR              YEAR              YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                                 2004(1)            2003              2004              2003
                                                             --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income                                        $   20,077,919    $   30,457,234    $    9,001,504    $    4,368,653
Net realized gain (loss) on investments and foreign
  currencies                                                    (14,923,804)      (96,633,896)        7,562,532         6,354,721
Net change in unrealized appreciation or depreciation on
  investments and foreign currencies                             38,538,709        56,996,543         2,601,836         3,644,655
                                                             --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    operations                                                   43,692,824        (9,180,119)       19,165,872        14,368,029
                                                             --------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                      (6,620,497)       (9,456,286)       (6,168,955)       (2,646,393)
    Class B                                                     (11,285,739)      (21,289,988)       (1,586,935)         (883,176)
    Class C                                                      (1,496,050)       (2,702,939)       (1,555,446)         (640,872)
    Class I                                                              --                --          (511,108)         (477,266)
    Class M                                                        (204,182)         (371,212)               --                --
    Class Q                                                         (36,698)         (155,515)               --                --
    Class T                                                         (73,152)         (768,604)               --                --
Return of Capital
    Class A                                                        (415,880)               --        (2,667,645)       (1,231,072)
    Class B                                                        (708,817)               --          (868,923)         (615,852)
    Class C                                                         (93,977)               --          (885,962)         (439,608)
    Class I                                                              --                --          (179,026)         (189,306)
    Class M                                                         (12,826)               --                --                --
    Class Q                                                          (2,305)               --                --                --
    Class T                                                          (4,595)               --                --                --
                                                             --------------    --------------    --------------    --------------
Total distributions                                             (20,954,718)      (34,744,544)      (14,424,000)       (7,123,545)
                                                             --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                123,188,175       133,859,674       324,797,722       332,254,935
Net proceeds from shares issued in merger                                --       165,224,943                --                --
Dividends reinvested                                              8,268,482        12,333,581         9,795,000         5,172,910
                                                             --------------    --------------    --------------    --------------
                                                                131,456,657       311,418,198       334,592,722       337,427,845
Cost of shares redeemed                                        (213,103,859)     (171,385,626)     (193,289,159)     (137,354,984)
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                            (81,647,202)      140,032,572       141,303,563       200,072,861
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                           (58,909,096)       96,107,909       146,045,435       207,317,345
                                                             --------------    --------------    --------------    --------------
NET ASSETS:
Beginning of year                                               329,634,425       233,526,516       276,218,323        68,900,978
                                                             --------------    --------------    --------------    --------------
End of year                                                  $  270,725,329    $  329,634,425    $  422,263,758    $  276,218,323
                                                             ==============    ==============    ==============    ==============
Undistributed net investment income (accumulated net
  investment loss) at end of year                            $   (3,557,741)   $   (4,064,293)   $       11,828    $      402,081
                                                             ==============    ==============    ==============    ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             ING NATIONAL TAX-EXEMPT BOND FUND       ING STRATEGIC BOND FUND
                                                             ---------------------------------   --------------------------------
                                                                  YEAR              YEAR              YEAR              YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income                                        $      881,001    $      942,720    $    1,666,063    $    2,452,863
Net realized gain (loss) on investments                             378,972           554,367         2,130,596        (1,656,314)
Net change in unrealized appreciation or depreciation on
  investments, foreign currencies and futures                       (82,998)        1,064,463          (895,808)        3,254,804
                                                             --------------    --------------    --------------    --------------
  Net increase in net assets resulting from operations            1,176,975         2,561,550         2,900,851         4,051,353
                                                             --------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                        (784,309)         (864,277)       (1,326,218)       (1,899,039)
    Class B                                                         (68,265)          (65,210)         (526,406)         (676,354)
    Class C                                                         (28,427)          (13,233)         (138,669)         (238,634)
    Class Q                                                              --                --            (4,788)          (13,330)
Net realized gain from investments:
    Class A                                                        (453,096)         (278,763)               --                --
    Class B                                                         (50,176)          (28,167)               --                --
    Class C                                                         (22,936)           (5,340)               --                --
                                                             --------------    --------------    --------------    --------------
Total distributions                                              (1,407,209)       (1,254,990)       (1,996,081)       (2,827,357)
                                                             --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  5,900,197         5,127,333        21,249,223        47,353,582
Dividends reinvested                                                373,543         1,192,567           990,134         2,080,078
                                                             --------------    --------------    --------------    --------------
                                                                  6,273,740         6,319,900        22,239,357        49,433,660
Cost of shares redeemed                                          (5,716,470)       (4,528,460)      (32,685,294)      (52,572,135)
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                                557,270         1,791,440       (10,445,937)       (3,138,475)
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                               327,036         3,098,000        (9,541,167)       (1,914,479)
                                                             --------------    --------------    --------------    --------------
NET ASSETS:
Beginning of year                                                27,502,804        24,404,804        49,385,241        51,299,720
                                                             --------------    --------------    --------------    --------------
End of year                                                  $   27,829,840    $   27,502,804    $   39,844,074    $   49,385,241
                                                             ==============    ==============    ==============    ==============
Undistributed net investment income at end of year           $          260    $          260    $       61,364    $       71,455
                                                             ==============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               ING CLASSIC MONEY MARKET FUND           ING MONEY MARKET FUND
                                                             --------------------------------    --------------------------------
                                                                  YEAR              YEAR              YEAR              YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                                  2004              2003              2004              2003
                                                             --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income                                        $    1,908,765    $    5,124,447    $      130,259    $      186,079
Net realized gain (loss) on investments                                   6               (57)                5             4,302
                                                             --------------    --------------    --------------    --------------
  Net increase in net assets resulting from operations            1,908,771         5,124,390           130,264           190,381
                                                             --------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                      (1,906,546)       (5,114,775)         (132,963)         (182,584)
    Class B                                                          (1,441)           (7,398)              (90)           (1,872)
    Class C                                                            (778)           (2,274)              (15)           (1,623)
                                                             --------------    --------------    --------------    --------------
Total distributions                                              (1,908,765)       (5,124,447)         (133,068)         (186,079)
                                                             --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                419,717,782       574,919,432        63,158,828       273,325,312
Dividends reinvested                                              1,883,934         4,997,911           120,732           143,653
                                                             --------------    --------------    --------------    --------------
                                                                421,601,716       579,917,343        63,279,560       273,468,965
Cost of shares redeemed                                        (481,887,854)     (671,848,890)      (83,349,898)     (281,446,484)
                                                             --------------    --------------    --------------    --------------
Net decrease in net assets resulting from capital share
  transactions                                                  (60,286,138)      (91,931,547)      (20,070,338)       (7,977,519)
                                                             --------------    --------------    --------------    --------------
Net decrease in net assets                                      (60,286,132)      (91,931,604)      (20,073,142)       (7,973,217)
                                                             --------------    --------------    --------------    --------------
NET ASSETS:
Beginning of year                                               460,644,807       552,576,411        61,338,775        69,311,992
                                                             --------------    --------------    --------------    --------------
End of year                                                  $  400,358,675    $  460,644,807    $   41,265,633    $   61,338,775
                                                             ==============    ==============    ==============    ==============
Undistributed net investment income at end of year           $           --    $           --    $       34,515    $       78,256
                                                             ==============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 ING LEXINGTON MONEY MARKET TRUST
                                                                                                 --------------------------------
                                                                                                      YEAR              YEAR
                                                                                                      ENDED             ENDED
                                                                                                    MARCH 31,         MARCH 31,
                                                                                                      2004              2003
                                                                                                 --------------    --------------
FROM OPERATIONS:
Net investment income                                                                            $      179,988    $      361,267
Net realized gain (loss) on investments                                                                       8              (608)
                                                                                                 --------------    --------------
  Net increase in net assets resulting from operations                                                  179,996           360,659
                                                                                                 --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:                                                                                 (179,988)         (361,267)
                                                                                                 --------------    --------------
Total distributions                                                                                    (179,988)         (361,267)
                                                                                                 --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                                     18,239,101        20,789,645
Dividends reinvested                                                                                    173,405           347,083
                                                                                                 --------------    --------------
                                                                                                     18,412,506        21,136,728
Cost of shares redeemed                                                                             (22,362,541)      (26,205,992)
                                                                                                 --------------    --------------
Net decrease in net assets resulting from capital share transactions                                 (3,950,035)       (5,069,264)
                                                                                                 --------------    --------------
Net decrease in net assets                                                                           (3,950,027)       (5,069,872)
                                                                                                 --------------    --------------
NET ASSETS:
Beginning of year                                                                                    50,152,520        55,222,392
                                                                                                 --------------    --------------
End of year                                                                                      $   46,202,493    $   50,152,520
                                                                                                 ==============    ==============
Undistributed net investment income at end of year                                               $           --    $           --
                                                                                                 ==============    ==============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                       THREE
                                                                                       MONTHS
                                                        YEAR ENDED MARCH 31,            ENDED           YEAR ENDED DECEMBER 31,
                                                  --------------------------------     MARCH 31,     ----------------------------
                                                   2004        2003        2002        2001(1)          2000(2)          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        9.00         8.53        8.63            8.41            8.08           8.53
 Income (loss) from investment operations:
 Net investment income                      $        0.32         0.42        0.46            0.12            0.54           0.50
 Net realized and unrealized gain (loss)
 on investments                             $        0.02         0.49       (0.09)           0.22            0.27          (0.45)
 Total from investment operations           $        0.34         0.91        0.37            0.34            0.81           0.05
 Less distributions from:
 Net investment income                      $        0.43         0.44        0.47            0.12            0.48           0.50
 Total distributions                        $        0.43         0.44        0.47            0.12            0.48           0.50
 Net asset value, end of period             $        8.91         9.00        8.53            8.63            8.41           8.08
 TOTAL RETURN(3)                            %        3.88        10.82        4.38            4.09           10.36           0.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $     592,066      666,433     535,903         449,460         368,615        376,580
 Ratios to average net assets:
 Expenses(4)                                %        1.04         1.13        1.22            1.16            1.06           0.99
 Net investment income(4)                   %        3.57         4.78        5.32            5.75            6.54           6.04
 Portfolio turnover rate                    %         128           75          76              33              65             25

                                                                                         CLASS B
                                                              -------------------------------------------------------------------
                                                                                                     THREE MONTHS     OCTOBER 6,
                                                                      YEAR ENDED MARCH 31,               ENDED        2000(5) TO
                                                              ------------------------------------     MARCH 31,       DEC. 31,
                                                                2004       2003          2002           2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $        8.96        8.50            8.61            8.40           8.20
 Income (loss) from investment operations:
 Net investment income                                   $        0.25        0.35            0.39            0.13           0.09
 Net realized and unrealized gain (loss) on investments  $        0.02        0.48           (0.09)           0.19           0.18
 Total from investment operations                        $        0.27        0.83            0.30            0.32           0.27
 Less distributions from:
 Net investment income                                   $        0.36        0.37            0.41            0.11           0.07
 Total distributions                                     $        0.36        0.37            0.41            0.11           0.07
 Net asset value, end of period                          $        8.87        8.96            8.50            8.61           8.40
 TOTAL RETURN(3)                                         %        3.12        9.95            3.53            3.70           3.32

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $     130,339     150,549          79,302          47,406            866
 Ratios to average net assets:
 Expenses(4)                                             %        1.79        1.88            1.98            1.90           1.81
 Net investment income(4)                                %        2.84        3.98            4.55            4.88           5.79
 Portfolio turnover rate                                 %         128          75              76              33             65

(1)  The Fund changed its fiscal year end to March 31.
(2) Effective July 26, 2000, ING Investments, LLC became the Investment Adviser of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements.

ING GNMA INCOME FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS

                                                                                          CLASS C
                                                              -------------------------------------------------------------------
                                                                                                       THREE
                                                                                                       MONTHS         OCTOBER 13,
                                                                      YEAR ENDED MARCH 31,              ENDED         2000(2) TO
                                                              ------------------------------------     MARCH 31,       DEC. 31,
                                                                2004       2003          2002           2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $        8.97        8.51            8.61            8.40           8.24
 Income (loss) from investment operations:
 Net investment income                                   $        0.25        0.36            0.40            0.11           0.09
 Net realized and unrealized gain (loss) on investments  $        0.02        0.47           (0.09)           0.21           0.14
 Total from investment operations                        $        0.27        0.83            0.31            0.32           0.23
 Less distributions from:
 Net investment income                                   $        0.36        0.37            0.41            0.11           0.07
 Total distributions                                     $        0.36        0.37            0.41            0.11           0.07
 Net asset value, end of period                          $        8.88        8.97            8.51            8.61           8.40
 TOTAL RETURN(3)                                         %        3.11        9.95            3.65            3.69           2.82

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $      65,762      87,970          37,193          13,744          1,833
 Ratios to average net assets:
 Expenses(4)                                             %        1.79        1.88            1.99            1.93           1.81
 Net investment income(4)                                %        2.92        3.97            4.52            4.87           5.79
 Portfolio turnover rate                                 %         128          75              76              33             65

                                                                                               CLASS M
                                                                         --------------------------------------------------------
                                                                                                                     FEBRUARY 23,
                                                                                    YEAR ENDED MARCH 31,              2001(2) TO
                                                                         -----------------------------------------     MARCH 31,
                                                                           2004          2003             2002           2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $             9.01            8.54            8.63           8.51
 Income (loss) from investment operations:
 Net investment income                                          $             0.31            0.37            0.41           0.04
 Net realized and unrealized gain (loss) on investments         $            (0.02)           0.49           (0.07)          0.08
 Total from investment operations                               $             0.29            0.86            0.34           0.12
 Less distributions from:
 Net investment income                                          $             0.38            0.39            0.43             --
 Total distributions                                            $             0.38            0.39            0.43             --
 Net asset value, end of period                                 $             8.92            9.01            8.54           8.63
 TOTAL RETURN(3)                                                %             3.30           10.29            4.03           1.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $              312           1,111             495            247
 Ratios to average net assets:
 Expenses(4)                                                    %             1.54            1.62            1.73           1.61
 Net investment income(4)                                       %             3.23            4.19            4.81           4.88
 Portfolio turnover rate                                        %              128              75              76             33

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations of class.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND                                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS        YEAR        DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED        1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        8.29         8.74        9.36            9.24            9.96          10.00
 Income (loss) from investment operations:
 Net investment income                      $        0.59         0.61        0.78            0.39            0.85           0.67
 Net realized and unrealized gain (loss)
 on investments                             $        0.60        (0.45)      (0.62)           0.12           (0.65)         (0.04)
 Total from investment operations           $        1.19         0.16        0.16            0.51            0.20           0.63
 Less distributions from:
 Net investment income                      $        0.60         0.61        0.78            0.39            0.86           0.67
 Net realized gain on investments           $          --           --          --              --            0.06             --
 Total distributions                        $        0.60         0.61        0.78            0.39            0.92           0.67
 Net asset value, end of period             $        8.88         8.29        8.74            9.36            9.24           9.96
 TOTAL RETURN(3)                            %       14.70         2.24        1.94            5.61            1.89           6.37

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      44,009       43,375      38,525          33,459          33,220         30,537
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)             %        1.29         1.30        1.30            1.09            1.04           1.00
 Gross expenses prior to expense
 reimbursement/recoupment(4)                %        1.33         1.43        1.79            1.63            2.16           2.32
 Net investment income after expense
 reimbursement/recoupment(4)(5)             %        6.81         7.48        8.67           10.24            8.75           7.53
 Portfolio turnover rate                    %         105          122         344             253             481            756

                                                                                   CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS        YEAR        DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED        1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        8.28         8.74        9.36            9.23            9.96          10.00
 Income (loss) from investment operations:
 Net investment income                      $        0.53         0.55        0.72            0.36            0.78           0.60
 Net realized and unrealized gain (loss)
 on investments                             $        0.60        (0.46)      (0.62)           0.14           (0.66)         (0.05)
 Total from investment operations           $        1.13         0.09        0.10            0.50            0.12           0.55
 Less distributions from:
 Net investment income                      $        0.53         0.55        0.72            0.37            0.79           0.59
 Net realized gain on investments           $          --           --          --              --            0.06             --
 Total distributions                        $        0.53         0.55        0.72            0.37            0.85           0.59
 Net asset value, end of period             $        8.88         8.28        8.74            9.36            9.23           9.96
 TOTAL RETURN(3)                            %       14.01         1.37        1.29            5.43            1.02           5.57

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      18,753       11,584       6,673           5,025           3,702          2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)             %        2.04         2.05        2.05            1.84            1.79           1.72
 Gross expenses prior to expense
 reimbursement/recoupment(4)                %        1.98         2.07        2.44            2.28            2.41           2.64
 Net investment income after expense
 reimbursement/recoupment(4)(5)             %        6.04         6.73        7.85            9.49            7.99           6.90
 Portfolio turnover rate                    %         105          122         344             253             481            756

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS

                                                                                         CLASS C
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS        YEAR        DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED        1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        8.28         8.74        9.36            9.23            9.96          10.00
 Income (loss) from investment operations:
 Net investment income                      $        0.53         0.56        0.71            0.37            0.78           0.62
 Net realized and unrealized gain (loss)
 on investments                             $        0.60        (0.46)      (0.61)           0.12           (0.66)         (0.06)
 Total from investment operations           $        1.13         0.10        0.10            0.49            0.12           0.56
 Less distributions from:
 Net investment income                      $        0.53         0.56        0.72            0.36            0.79           0.60
 Net realized gain on investments           $          --           --          --              --            0.06             --
 Total distributions                        $        0.53         0.56        0.72            0.36            0.85           0.60
 Net asset value, end of period             $        8.88         8.28        8.74            9.36            9.23           9.96
 TOTAL RETURN(3)                            %       14.03         1.43        1.21            5.39            1.02           5.67

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      10,780        5,281       1,633           1,314           1,578            776
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)             %        2.04         2.04        2.05            1.84            1.79           1.73
 Gross expenses prior to expense
 reimbursement/recoupment(4)                %        1.98         2.06        2.44            2.29            2.40           2.66
 Net investment income after expense
 reimbursement/recoupment(4)(5)             %        6.04         6.72        7.92            9.42            7.98           7.01
 Portfolio turnover rate                    %         105          122         344             253             481            756

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                                                        THREE
                                                                                      NINE MONTHS       YEAR           MONTHS
                                                        YEAR ENDED MARCH 31,             ENDED          ENDED           ENDED
                                                  --------------------------------     MARCH 31,       JUNE 30,        JUNE 30,
                                                   2004        2003        2002         2001(1)          2000           1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        6.66         7.51        8.69           10.80           11.57          11.66
 Income (loss) from investment operations:
 Net investment income                      $        0.43         0.78        0.88            0.84            1.18           0.28
 Net realized and unrealized gain (loss)
 on investments                             $        0.54        (0.84)      (1.07)          (2.09)          (0.75)         (0.09)
 Total from investment operations           $        0.97        (0.06)      (0.19)          (1.25)           0.43           0.19
 Less distributions from:
 Net investment income                      $        0.46         0.79        0.99            0.86            1.20           0.28
 Return of Capital                          $        0.03           --          --              --              --             --
 Total distributions                        $        0.49         0.79        0.99            0.86            1.20           0.28
 Net asset value, end of period             $        7.14         6.66        7.51            8.69           10.80          11.57
 TOTAL RETURN(3)                            %       14.94        (0.40)      (1.84)         (11.87)           3.96           1.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      81,082      101,603      53,122          55,230          34,416         16,795
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.32         1.13        1.17            1.10            1.18           1.10
 Gross expenses prior to expense
 reimbursement(4)                           %        1.34         1.47        1.45            1.32            1.37           1.37
 Net investment income after expense
 reimbursement(4)(5)                        %        6.81        10.14       11.02           11.43           10.63           9.68
 Portfolio turnover rate                    %         130          131         102             113             113             44

                                                                                        CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                                                        THREE
                                                                                      NINE MONTHS       YEAR            MONTHS
                                                        YEAR ENDED MARCH 31,             ENDED          ENDED           ENDED
                                                  --------------------------------     MARCH 31,       JUNE 30,        JUNE 30,
                                                   2004        2003        2002         2001(1)          2000           1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        6.69         7.54        8.71           10.81           11.58          11.66
 Income (loss) from investment operations:
 Net investment income                      $        0.40         0.70        0.81            0.81            1.11           0.27
 Net realized and unrealized gain (loss)
 on investments                             $        0.53        (0.81)      (1.05)          (2.10)          (0.75)         (0.09)
 Total from investment operations           $        0.93        (0.11)      (0.24)          (1.29)           0.36           0.18
 Less distributions from:
 Net investment income                      $        0.41         0.74        0.93            0.81            1.13           0.26
 Return of Capital                          $        0.03           --          --              --              --             --
 Total distributions                        $        0.44         0.74        0.93            0.81            1.13           0.26
 Net asset value, end of period             $        7.18         6.69        7.54            8.71           10.81          11.58
 TOTAL RETURN(3)                            %       14.30        (1.07)      (2.49)         (12.22)           3.28           1.53

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $     165,296      192,643     143,742         181,175         103,246         41,882
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.97         1.78        1.82            1.75            1.83           1.75
 Gross expenses prior to expense
 reimbursement(4)                           %        1.99         2.12        2.10            1.97            2.02           2.02
 Net investment income after expense
 reimbursement(4)(5)                        %        6.13         9.56       10.48           10.97            9.98           9.03
 Portfolio turnover rate                    %         130          131         102             113             113             44

(1)  The Fund changed its fiscal year end to March 31.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND (CONTINUED)               FINANCIAL HIGHLIGHTS

                                                                                       CLASS C
                                                  -------------------------------------------------------------------------------
                                                                                                                        THREE
                                                                                      NINE MONTHS       YEAR           MONTHS
                                                        YEAR ENDED MARCH 31,             ENDED          ENDED           ENDED
                                                  --------------------------------     MARCH 31,       JUNE 30,        JUNE 30,
                                                   2004        2003        2002         2001(1)          2000           1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        6.69         7.53        8.71           10.81           11.58          11.66
 Income (loss) from investment operations:
 Net investment income                      $        0.39         0.69        0.80            0.81            1.10           0.27
 Net realized and unrealized gain (loss)
 on investments                             $        0.53        (0.79)      (1.05)          (2.10)          (0.74)         (0.09)
 Total from investment operations           $        0.92        (0.10)      (0.25)          (1.29)           0.36           0.18
 Less distributions from:
 Net investment income                      $        0.41         0.74        0.93            0.81            1.13           0.26
 Return of Capital                          $        0.03           --          --              --              --             --
 Total distributions                        $        0.44         0.74        0.93            0.81            1.13           0.26
 Net asset value, end of period             $        7.17         6.69        7.53            8.71           10.81          11.58
 TOTAL RETURN(3)                            %       14.14        (0.96)      (2.60)         (12.22)           3.28           1.53

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      21,195       26,163      24,674          33,463          23,324         18,618
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.97         1.78        1.81            1.75            1.83           1.75
 Gross expenses prior to expense
 reimbursement(4)                           %        1.99         2.13        2.09            1.97            2.02           2.02
 Net investment income after expense
 reimbursement(4)(5)                        %        6.13         9.61       10.47           10.93            9.98           9.03
 Portfolio turnover rate                    %         130          131         102             113             113             44

                                                                                                                CLASS M
                                                                                                     ----------------------------
                                                                                                        YEAR            MAY 17,
                                                                                                        ENDED         2002(6) TO
                                                                                                       MARCH 31,       MARCH 31,
                                                                                                         2004            2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                           $             6.65           7.58
 Income (loss) from investment operations:
 Net investment income (loss)                                                                   $             0.42           0.54
 Net realized and unrealized gain (loss) on investments                                         $             0.52          (0.81)
 Total from investment operations                                                               $             0.94          (0.27)
 Less distributions from:
 Net investment income                                                                          $             0.43           0.66
 Return of Capital                                                                              $             0.03             --
 Total distributions                                                                            $             0.46           0.66
 Net asset value, end of period                                                                 $             7.13           6.65
 TOTAL RETURN(3)                                                                                %            14.58          (3.16)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                              $            2,981          3,353
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                                                 %             1.72           1.52
 Gross expenses prior to expense
 reimbursement(4)                                                                               %             1.74           1.82
 Net investment income after expense reimbursement(4)(5)                                        %             6.38           9.41
 Portfolio turnover rate                                                                        %              130            131

(1)  The Fund changed its fiscal year end to March 31.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS       YEAR         DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED          ENDED         1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.51         9.91       10.18            9.52            9.40          10.00
 Income (loss) from investment operations:
 Net investment income                      $        0.31         0.35        0.51            0.28            0.61           0.45
 Net realized and unrealized gain (loss)
 on investments                             $        0.32         0.77        0.42            0.66            0.12          (0.60)
 Total from investment operations           $        0.63         1.12        0.93            0.94            0.73          (0.15)
 Less distributions from:
 Net investment income                      $        0.33         0.37        0.53            0.28            0.61           0.45
 Net realized gain on investments           $        0.14         0.15        0.67              --              --             --
 Total distributions                        $        0.47         0.52        1.20            0.28            0.61           0.45
 Net asset value, end of period             $       10.67        10.51        9.91           10.18            9.52           9.40
 TOTAL RETURN(3)                            %        6.16        11.48        9.27           10.01            8.11          (1.46)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $     268,086      146,649      41,503          33,597          29,893         32,013
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)             %        1.10         1.14        1.15            1.13            1.00           0.96
 Gross expenses prior to expense
 reimbursement/recoupment(4)                %        1.18         1.24        1.36            1.53            2.08           2.12
 Net investment income after expense
 reimbursement/recoupment(4)(5)             %        2.91         3.21        4.93            6.94            6.48           5.38
 Portfolio turnover rate                    %         475          639       1,216*            838             733            432

                                                                                   CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS       YEAR         DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED          ENDED         1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.50         9.90       10.18            9.52            9.40          10.00
 Income (loss) from investment operations:
 Net investment income                      $        0.23         0.28        0.44            0.26            0.53           0.40
 Net realized and unrealized gain (loss)
 on investments                             $        0.31         0.76        0.40            0.66            0.13          (0.61)
 Total from investment operations           $        0.54         1.04        0.84            0.92            0.66          (0.21)
 Less distributions from:
 Net investment income                      $        0.25         0.29        0.45            0.26            0.54           0.39
 Net realized gain on investments           $        0.14         0.15        0.67              --              --             --
 Total distributions                        $        0.39         0.44        1.12            0.26            0.54           0.39
 Net asset value, end of period             $       10.65        10.50        9.90           10.18            9.52           9.40
 TOTAL RETURN(3)                            %        5.28        10.64        8.37            9.74            7.30          (2.13)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      67,402       61,544      11,216           2,807           1,523          1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)             %        1.85         1.89        1.90            1.88            1.74           1.70
 Gross expenses prior to expense
 reimbursement/recoupment(4)                %        1.83         1.89        2.01            2.18            2.33           2.39
 Net investment income after expense
 reimbursement/recoupment(4)(5)             %        2.16         2.39        4.09            6.20            5.71           4.83
 Portfolio turnover rate                    %         475          639       1,216*            838             733            432

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments LLC within three years.
  * Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS

                                                                                         CLASS C
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS       YEAR         DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED          ENDED         1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.50         9.90       10.19            9.52            9.40          10.00
 Income (loss) from investment operations:
 Net investment income                      $        0.23         0.28        0.44            0.26            0.54           0.42
 Net realized and unrealized gain (loss)
 on investments                             $        0.31         0.76        0.39            0.67            0.12          (0.63)
 Total from investment operations           $        0.54         1.04        0.83            0.93            0.66          (0.21)
 Less distributions from:
 Net investment income                      $        0.25         0.29        0.45            0.26            0.54           0.39
 Net realized gain on investments           $        0.14         0.15        0.67              --              --             --
 Total distributions                        $        0.39         0.44        1.12            0.26            0.54           0.39
 Net asset value, end of period             $       10.65        10.50        9.90           10.19            9.52           9.40
 TOTAL RETURN(3)                            %        5.28        10.68        8.24            9.86            7.32          (2.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      71,228       52,979       6,382           4,470           5,248          1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)             %        1.85         1.90        1.90            1.85            1.73           1.71
 Gross expenses prior to expense
 reimbursement/recoupment(4)                %        1.83         1.90        2.01            2.18            2.32           2.44
 Net investment income after expense
 reimbursement/recoupment(4)(5)             %        2.16         2.36        4.20            6.37            5.74           4.94
 Portfolio turnover rate                    %         475          639       1,216*            838             733            432

                                                                                                                       CLASS R
                                                                                                                     ------------
                                                                                                                       MARCH 16,
                                                                                                                      2004(2) TO
                                                                                                                       MARCH 31,
                                                                                                                         2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                                          $            10.71
 Income (loss) from investment operations:
 Net investment income                                                                                         $             0.01
 Net realized and unrealized loss
 on investments                                                                                                $            (0.05)
 Total from investment operations                                                                              $            (0.04)
 Net asset value, end of period                                                                                $            10.67
 TOTAL RETURN(3)                                                                                               %            (0.37)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                                             $                1
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                                                                %             1.25
 Gross expenses prior to expense
 reimbursement(4)                                                                                              %             1.25
 Net investment income after expense
 reimbursement(4)(5)                                                                                           %             3.20
 Portfolio turnover rate                                                                                       %              475

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations of class.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
  * Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                      FIVE MONTHS     NOVEMBER 8,
                                                                      YEAR ENDED MARCH 31,               ENDED        1999(2) TO
                                                              ------------------------------------     MARCH 31,      OCTOBER 31,
                                                                2004       2003          2002           2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $       10.87       10.32           10.50           10.11          10.00
 Income (loss) from investment operations:
 Net investment income                                   $        0.35        0.39            0.41            0.19           0.48
 Net realized and unrealized gain (loss)
 on investments                                          $        0.12        0.67           (0.18)           0.39           0.11
 Total from investment operations                        $        0.47        1.06            0.23            0.58           0.59
 Less distributions from:
 Net investment income                                   $        0.35        0.39            0.41            0.19           0.48
 Net realized gain on investments                        $        0.21        0.12              --              --             --
 Total distributions                                     $        0.56        0.51            0.41            0.19           0.48
 Net asset value, end of period                          $       10.78       10.87           10.32           10.50          10.11
 TOTAL RETURN(3)                                         %        4.41       10.44            2.25            5.79           6.09

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $      24,082      23,647          22,868          22,074         21,592
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)          %        1.15        1.15            1.10            1.06           0.95
 Gross expenses prior to expense
 reimbursement(4)                                        %        1.27        1.28            1.52            1.50           2.12
 Net investment income after expense
 reimbursement(4)(5)                                     %        3.23        3.64            3.97            4.45           4.92
 Portfolio turnover rate                                 %          31          22              27               7             50

                                                                                           CLASS B
                                                              -------------------------------------------------------------------
                                                                                                      FIVE MONTHS     NOVEMBER 8,
                                                                      YEAR ENDED MARCH 31,               ENDED        1999(2) TO
                                                              ------------------------------------     MARCH 31,      OCTOBER 31,
                                                                2004       2003          2002           2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $       10.86       10.31           10.48           10.09          10.00
 Income (loss) from investment operations:
 Net investment income                                   $        0.27        0.31            0.34            0.17           0.38
 Net realized and unrealized gain (loss)
 on investments                                          $        0.12        0.67           (0.17)           0.39           0.11
 Total from investment operations                        $        0.39        0.98            0.17            0.56           0.49
 Less distributions from:
 Net investment income                                   $        0.27        0.31            0.34            0.17           0.40
 Net realized gain on investments                        $        0.21        0.12              --              --             --
 Total distributions                                     $        0.48        0.43            0.34            0.17           0.40
 Net asset value, end of period                          $       10.77       10.86           10.31           10.48          10.09
 TOTAL RETURN(3)                                         %        3.63        9.65            1.59            5.54           5.02

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $       2,643       2,792           1,265             588            311
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)          %        1.90        1.90            1.84            1.83           1.67
 Gross expenses prior to expense
 reimbursement(4)                                        %        1.92        1.94            2.16            2.17           2.32
 Net investment income after expense
 reimbursement(4)(5)                                     %        2.48        2.86            3.22            3.69           3.93
 Portfolio turnover rate                                 %          31          22              27               7             50

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (CONTINUED)             FINANCIAL HIGHLIGHTS

                                                                                             CLASS C
                                                              -------------------------------------------------------------------
                                                                                                      FIVE MONTHS     NOVEMBER 8,
                                                                      YEAR ENDED MARCH 31,               ENDED        1999(3) TO
                                                              ------------------------------------     MARCH 31,      OCTOBER 31,
                                                                2004       2003          2002           2001(2)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $       10.87       10.33           10.49           10.11          10.00
 Income (loss) from investment operations:
 Net investment income                                   $        0.27        0.31            0.34            0.16           0.39
 Net realized and unrealized gain (loss)
 on investments                                          $        0.12        0.66           (0.16)           0.38           0.12
 Total from investment operations                        $        0.39        0.97            0.18            0.54           0.51
 Less distributions from:
 Net investment income                                   $        0.27        0.31            0.34            0.16           0.40
 Net realized gains on investments                       $        0.21        0.12              --              --             --
 Total distributions                                     $        0.48        0.43            0.34            0.16           0.40
 Net asset value, end of period                          $       10.78       10.87           10.33           10.49          10.11
 TOTAL RETURN(3)                                         %        3.63        9.56            1.69            5.34           5.29

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $       1,104       1,065             271             440            439
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)          %        1.90        1.90            1.83            1.81           1.68
 Gross expenses prior to expense
 reimbursement(4)                                        %        1.92        1.94            2.18            2.16           2.33
 Net investment income after expense
 reimbursement(4)(5)                                     %        2.49        2.84            3.21            3.70           4.00
 Portfolio turnover rate                                 %          31          22              27               7             50

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING STRATEGIC BOND FUND                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                                                        THREE
                                                                                      NINE MONTHS        YEAR           MONTHS
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED           ENDED
                                                  --------------------------------     MARCH 31,        JUNE 30,       JUNE 30,
                                                   2004        2003        2002         2001(1)          2000           1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       11.24        10.95       11.79           12.07           12.59          12.89
 Income (loss) from investment operations:
 Net investment income                      $        0.41         0.54        0.75            0.23            0.92           0.26
 Net realized and unrealized gain (loss)
 on investments                             $        0.31         0.38       (0.72)           0.08           (0.52)         (0.42)
 Total from investment operations           $        0.72         0.92        0.03            0.31            0.40          (0.16)
 Less distributions from:
 Net investment income                      $        0.49         0.63        0.87            0.59            0.92           0.14
 Total distributions                        $        0.49         0.63        0.87            0.59            0.92           0.14
 Net asset value, end of period             $       11.47        11.24       10.95           11.79           12.07          12.59
 TOTAL RETURN(3)                            %        6.59         8.73        0.26            2.69            3.42          (1.23)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      27,132       31,599      34,387          39,105           2,726          2,736
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.15         0.95        0.97            1.03            0.96           0.90
 Gross expenses prior to expense
 reimbursement(4)                           %        1.25         1.40        1.34            1.73            2.64           1.56
 Net investment income after expense
 reimbursement(4)(5)                        %        3.70         5.09        6.55            6.30            7.69           5.88
 Portfolio turnover rate                    %         428          254         211             132             168             69

                                                                                   CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                                                        THREE
                                                                                      NINE MONTHS        YEAR           MONTHS
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED           ENDED
                                                  --------------------------------     MARCH 31,        JUNE 30,       JUNE 30,
                                                   2004        2003        2002         2001(1)          2000           1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.95        10.68       11.53           11.80           12.33          12.61
 Income (loss) from investment operations:
 Net investment income                      $        0.33         0.50        0.60            0.36            0.88           0.18
 Net realized and unrealized gain (loss)
 on investments                             $        0.32         0.36       (0.62)          (0.08)          (0.53)         (0.33)
 Total from investment operations           $        0.65         0.86       (0.02)           0.28            0.35          (0.15)
 Less distributions from:
 Net investment income                      $        0.44         0.59        0.83            0.55            0.88           0.13
 Total distributions                        $        0.44         0.59        0.83            0.55            0.88           0.13
 Net asset value, end of period             $       11.16        10.95       10.68           11.53           11.80          12.33
 TOTAL RETURN(3)                            %        6.12         8.36       (0.18)           2.52            3.00          (1.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       9,932       13,581      11,848           8,894           4,460          5,658
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.55         1.35        1.38            1.53            1.36           1.29
 Gross expenses prior to expense
 reimbursement(4)                           %        1.66         1.80        1.75            2.55            3.04           1.95
 Net investment income after expense
 reimbursement(4)(5)                        %        3.30         4.68        5.98            6.71            7.29           5.49
 Portfolio turnover rate                    %         428          254         211             132             168             69

(1)  The Fund changed its fiscal year end to March 31.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING STRATEGIC BOND FUND (CONTINUED)                       FINANCIAL HIGHLIGHTS

                                                                                       CLASS C
                                                  -------------------------------------------------------------------------------
                                                                                                                        THREE
                                                                                      NINE MONTHS        YEAR           MONTHS
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED           ENDED
                                                  --------------------------------     MARCH 31,        JUNE 30,       JUNE 30,
                                                   2004        2003        2002         2001(1)          2000           1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       11.52        11.20       12.05           12.30           12.81          13.10
 Income (loss) from investment operations:
 Net investment income                      $        0.36         0.61        0.66            0.43            0.87           0.19
 Net realized and unrealized gain (loss)
 on investments                             $        0.33         0.30       (0.68)          (0.13)          (0.51)         (0.35)
 Total from investment operations           $        0.69         0.91       (0.02)           0.30            0.36          (0.16)
 Less distributions from:
 Net investment income                      $        0.44         0.59        0.83            0.55            0.87           0.13
 Total distributions                        $        0.44         0.59        0.83            0.55            0.87           0.13
 Net asset value, end of period             $       11.77        11.52       11.20           12.05           12.30          12.81
 TOTAL RETURN(3)                            %        6.11         8.38       (0.17)           2.55            3.02          (1.21)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       2,679        4,091       4,964           5,196           3,966          7,965
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.55         1.35        1.38            1.51            1.36           1.29
 Gross expenses prior to expense
 reimbursement(4)                           %        1.66         1.80        1.75            2.55            3.04           1.95
 Net investment income after expense
 reimbursement(4)(5)                        %        3.30         4.70        6.04            6.71            7.29           5.49
 Portfolio turnover rate                    %         428          254         211             132             168             69

(1)  The Fund changed its fiscal year end to March 31.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS        YEAR        DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED        1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        1.00         1.00        1.00            1.00            1.00           1.00
 Income from investment operations:
 Net investment income                      $        0.00*        0.01        0.03            0.02            0.06           0.04
 Total from investment operations           $        0.00*        0.01        0.03            0.02            0.06           0.04
 Less distributions from:
 Net investment income                      $        0.00*        0.01        0.03            0.02            0.06           0.04
 Total distributions                        $        0.00*        0.01        0.03            0.02            0.06           0.04
 Net asset value, end of period             $        1.00         1.00        1.00            1.00            1.00           1.00
 TOTAL RETURN(3)                            %        0.44         1.06        2.83            2.36            5.70           3.98

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $     398,997      458,964     549,999         515,651         440,651        228,124
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        0.77         0.77        0.77            0.77            0.74           0.73
 Gross expenses prior to expense
 reimbursement(4)                           %        1.16         1.27        1.27            1.30            1.42           1.67
 Net investment income after expense
 reimbursement(4)(5)                        %        0.44         1.06        2.75            5.61            5.59           4.59

                                                                                   CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS        YEAR        DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED        1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        1.00         1.00        1.00            1.00            1.00           1.00
 Income from investment operations:
 Net investment income                      $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Total from investment operations           $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Less distributions from:
 Net investment income                      $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Total distributions                        $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Net asset value, end of period             $        1.00         1.00        1.00            1.00            1.00           1.00
 TOTAL RETURN(3)                            %        0.15         0.43        2.21            2.11            5.03           3.31

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $         816        1,156       1,987           2,714           2,706          1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.07         1.40        1.37            1.41            1.38           1.41
 Gross expenses prior to expense
 reimbursement(4)                           %        1.41         1.52        1.53            1.55            1.67           1.79
 Net investment income after expense
 reimbursement(4)(5)                        %        0.15         0.46        2.27            5.10            4.93           3.85

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
  *  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (CONTINUED)                 FINANCIAL HIGHLIGHTS

                                                                                       CLASS C
                                                  -------------------------------------------------------------------------------
                                                                                      FIVE MONTHS        YEAR        DECEMBER 15,
                                                        YEAR ENDED MARCH 31,             ENDED           ENDED        1998(2) TO
                                                  --------------------------------     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                                   2004        2003        2002         2001(1)          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        1.00         1.00        1.00            1.00            1.00           1.00
 Income from investment operations:
 Net investment income                      $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Total from investment operations           $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Less distributions from:
 Net investment income                      $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Total distributions                        $        0.00*        0.00*       0.02            0.02            0.05           0.03
 Net asset value, end of period             $        1.00         1.00        1.00            1.00            1.00           1.00
 TOTAL RETURN(3)                            %        0.14         0.42        2.20            2.08            5.03           3.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $         546          524         590           2,583           2,035            444
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.07         1.40        1.38            1.40            1.39           1.41
 Gross expenses prior to expense
 reimbursement(4)                           %        1.41         1.52        1.53            1.55            1.67           1.78
 Net investment income after expense
 reimbursement(4)(5)                        %        0.15         0.42        2.44            5.00            5.03           3.89

(1)  The Fund changed its fiscal year end to March 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
  *  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING MONEY MARKET FUND                                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                      NINE MONTHS    NOVEMBER 24,
                                                                      YEAR ENDED MARCH 31,               ENDED        1999(3) TO
                                                              ------------------------------------     MARCH 31,       JUNE 30,
                                                                2004       2003         2002(1)         2001(2)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $        1.00        1.00            1.00            1.00           1.00
 Income from investment operations:
 Net investment income                                   $        0.01        0.01            0.02*           0.04*          0.02*
 Total from investment operations                        $        0.01        0.01            0.02            0.04           0.02
 Less distributions from:
 Net investment income                                   $        0.01        0.01            0.02            0.04           0.02
 Total distributions                                     $        0.01        0.01            0.02            0.04           0.02
 Net asset value, end of period                          $        1.00        1.00            1.00            1.00           1.00
 TOTAL RETURN(4)                                         %        0.75        0.76            2.10            3.86           3.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $      16,331      16,127          28,668          73,290         75,430
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)          %        0.46        0.92            0.93**          0.91**         0.85**
 Gross expenses prior to expense
 reimbursement(5)                                        %        1.08        1.14            0.99            0.74           2.28
 Net investment income after expense
 reimbursement(5)(6)                                     %        0.75        0.77            2.26            5.23           5.18

                                                                                         CLASS B
                                                              -------------------------------------------------------------------
                                                                                                      NINE MONTHS    NOVEMBER 24,
                                                                      YEAR ENDED MARCH 31,               ENDED        1999(3) TO
                                                              ------------------------------------     MARCH 31,       JUNE 30,
                                                                2004       2003         2002(1)         2001(2)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $        1.00        1.00            1.00            1.00           1.00
 Income from investment operations:
 Net investment income                                   $        0.00+       0.00+           0.01*           0.03*          0.03*
 Total from investment operations                        $        0.00+       0.00+           0.01            0.03           0.03
 Less distributions from:
 Net investment income                                   $        0.00+       0.00+           0.01            0.03           0.03
 Total distributions                                     $        0.00+       0.00+           0.01            0.03           0.03
 Net asset value, end of period                          $        1.00        1.00            1.00            1.00           1.00
 TOTAL RETURN(4)                                         %        0.00++      0.00++          1.38            3.34           3.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $      19,760      34,548          30,241          32,117         12,035
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)          %        1.21        1.61            1.70**          1.64**         1.60**
 Gross expenses prior to expense
 reimbursement(5)                                        %        1.84        1.91            1.75            1.50           3.03
 Net investment income after expense
 reimbursement(5)(6)                                     %        0.00++      0.01            1.26            4.31           3.96

(1) Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.
(2)  The Fund changed its fiscal year end to March 31.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested prior to May 2001.
+    Amount is less than $0.01 per share.
++   Amount is less than 0.01% per share.

                 See Accompanying Notes to Financial Statements.

ING MONEY MARKET FUND (CONTINUED)                         FINANCIAL HIGHLIGHTS

                                                                                              CLASS C
                                                              -------------------------------------------------------------------
                                                                                                      NINE MONTHS    NOVEMBER 24,
                                                                      YEAR ENDED MARCH 31,               ENDED        1999(3) TO
                                                              ------------------------------------     MARCH 31,       JUNE 30,
                                                                2004       2003         2002(1)         2001(2)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $        1.00        1.00            1.00            1.00           1.00
 Income from investment operations:
 Net investment income                                   $        0.00+       0.00+           0.01*           0.03*          0.02*
 Total from investment operations                        $        0.00+       0.00+           0.01            0.03           0.02
 Less distributions from:
 Net investment income                                   $        0.00+       0.00+           0.01            0.03           0.02
 Total distributions                                     $        0.00+       0.00+           0.01            0.03           0.02
 Net asset value, end of period                          $        1.00        1.00            1.00            1.00           1.00
 TOTAL RETURN(4)                                         %        0.00++      0.01            1.33            3.34           3.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $       5,174      10,664          10,403          27,404          5,431
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)          %        1.21        1.62            1.68**          1.59**         1.60**
 Gross expenses prior to expense
 reimbursement(5)                                        %        1.84        1.90            1.71            1.49           3.03
 Net investment income after expense
 reimbursement(5)(6)                                     %        0.00++      0.01            1.60            4.36           3.96

(1) Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.
(2)  The Fund changed its fiscal year end to March 31.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested prior to May 2001.
+    Amount is less than $0.01 per share.
++   Amount is less than 0.01% per share.

                 See Accompanying Notes to Financial Statements.

ING LEXINGTON MONEY MARKET TRUST                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       THREE
                                                                                       MONTHS
                                                        YEAR ENDED MARCH 31,            ENDED           YEAR ENDED DECEMBER 31,
                                                  --------------------------------     MARCH 31,     ----------------------------
                                                   2004        2003        2002        2001(1)          2000(2)          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        1.00         1.00        1.00            1.00            1.00           1.00
 Income from investment operations:
 Net investment income                      $        0.00*        0.01        0.02            0.01            0.05         0.0425
 Total from investment operations           $        0.00*        0.01        0.02            0.01            0.05         0.0425
 Less distributions from:
 Net investment income                      $        0.00*        0.01        0.02            0.01            0.05         0.0425
 Total distributions                        $        0.00*        0.01        0.02            0.01            0.05         0.0425
 Net asset value, end of period             $        1.00         1.00        1.00            1.00            1.00           1.00
 TOTAL RETURN(3)                            %        0.38         0.69        2.11            1.22            5.57           4.34

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $      46,202       50,153      55,222          63,177          62,859         97,850
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        0.82         0.92        0.98            0.92            1.00           1.00
 Gross expenses prior to expense
 reimbursement(4)                           %        0.82         0.92        1.08            0.92            1.08           1.01
 Net investment income after expense
 reimbursement(4)(5)                        %        0.38         0.69        2.15            4.85            5.53           4.26

(1)  The Trust changed its fiscal year end to March 31.
(2) Effective July 26, 2000 ING Investments, LLC became the Investment Adviser of the Trust.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of nine separately managed series: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund"), ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund"), ING Strategic Bond Fund ("Strategic Bond Fund"), ING Lexington Money Market Trust ("Money Market Trust"), ING Classic Money Market Fund and ING Money Market Fund.

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class R, except for Money Market Trust which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends and distributions are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Strategic Bond Fund liquidated on April 16, 2004. Accounting rules required that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for Strategic Bond Fund have been prepared in conformity with GAAP for investment companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

     Money Market Trust, ING Classic Money Market Fund and ING Money Market Fund use the amortized cost method to value their portfolios securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

     At March 31, 2004, the High Yield Opportunity Fund, Intermediate Bond Fund and Strategic Bond Fund contained one, five and four securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $0 (this represents 0.00% of net assets), $4,742,325 (represents 1.12% of net assets), and $1 (represents 0.00% of net assets) for the High Yield Opportunity Fund, Intermediate Bond Fund and Strategic Bond Fund, respectively. In addition, at March 31, 2004, the High Yield Bond Fund, High Yield Opportunity Fund and the Strategic Bond Fund contained three, thirteen and one securities, respectively, for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board. These securities had a total value of $0 (represents 0.00% of net assets), $183,928 (represents 0.07% of net assets), and $1,033,453 (represents 2.59% of net assets) for the High Yield Bond Fund, High Yield Opportunity Fund and Strategic Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on the ex-dividend date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund, ING Classic Money Market Fund and Money Market Trust declare and become ex-dividend daily and pay dividends monthly. GNMA Fund and Strategic Bond Fund declare and become ex-dividend monthly and pay dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund (except GNMA Fund) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. GNMA Fund may not invest in illiquid securities. Money Market Trust may not invest more than 5% of its net assets, in illiquid securities, ING Money Market Fund and ING Classic Money Market Fund may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

L. MORTGAGE DOLLAR ROLL TRANSACTIONS. Certain Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M. OPTIONS CONTRACTS. Certain Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. CONSTRUCTION LOAN SECURITIES (GNMA FUND). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                     PURCHASES              SALES
                                     ---------              -----
High Yield Bond Fund            $      78,874,955    $      70,079,352
High Yield Opportunity Fund           392,097,101          446,619,005
Intermediate Bond Fund                301,442,154          269,893,831
National Tax-Exempt Bond Fund           8,183,667            8,688,380
Strategic Bond Fund                    36,927,310           39,634,463

U.S. Government Securities not included above were as follows:

                                     PURCHASES              SALES
                                     ---------              -----
GNMA Fund                       $   1,044,486,850    $   1,213,672,250
Intermediate Bond Fund              1,613,482,112        1,523,091,440
Strategic Bond Fund                   157,760,903          155,918,535

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All the Funds included in this report have an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% of the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond and Intermediate Bond -- 0.50%; for Strategic Bond Fund -- 0.45% of the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Opportunity Fund -- 0.60%; for High Yield Bond Fund -- 0.65%; for ING Money Market Fund -- 0.35%; for ING Classic Money Market Fund -- 0.25%; for Money Market Trust -- 0.50% of the first $500 million and 0.45% in excess of $500 million.

The Adviser has entered into a subadvisory agreement with Aeltus Investment Management, Inc. ("ING Aeltus"), a wholly owned subsidiary of ING Groep N.V. Subject to such policies as the Board or the Adviser may determine, ING Aeltus manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations. In June 2004, ING Aeltus will change its name to ING Investment Management Co.

ING Aeltus serves as Sub-Adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and ING Aeltus.

Prior to September 2, 2003, Furman Selz Capital Management LLC ("FSCM"), an affiliated registered investment advisor, served as Sub-Adviser to the National Tax-Exempt Bond Fund pursuant to a sub-advisory agreement between the Adviser and FSCM. ING Investment Management LLC ("IIM"), a registered investment advisor, served as Sub-Adviser to the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund pursuant to a sub-advisory agreement between the Adviser and IIM.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the GNMA Fund, High Yield Bond Fund, High Yield Opportunity Fund, Intermediate Bond Fund, National Tax-Exempt Bond Fund, Strategic Bond Fund, ING Money Market Fund and Money Market Trust a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                          CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS R
                                          -------   -------   -------   -------   -------   -------   -------
GNMA Fund                                    0.25%     1.00%     1.00%      N/A      0.75%     0.25%      N/A
High Yield Bond Fund                         0.35%     1.00%     1.00%      N/A       N/A       N/A       N/A
High Yield Opportunity Fund                  0.35%     1.00%     1.00%      N/A      0.75%     0.25%      N/A
Intermediate Bond Fund                       0.35%     1.00%     1.00%      N/A       N/A       N/A      0.50%
National Tax-Exempt Bond Fund                0.35%     1.00%     1.00%      N/A       N/A       N/A       N/A
Strategic Bond Fund                          0.35%     0.75%     0.75%      N/A       N/A      0.25%      N/A
ING Classic Money Market Fund                0.75%     1.00%     1.00%      N/A       N/A       N/A       N/A
ING Money Market Fund                        0.25%     1.00%     1.00%      N/A       N/A       N/A       N/A
Money Market Trust                            N/A       N/A       N/A       N/A       N/A       N/A       N/A

During the year ended March 31, 2004, the Distributor waived 0.10% of the Distribution fee for High Yield Bond Fund, Intermediate Bond and National Tax-Exempt Bond Fund for Class A only.

During the year ended March 31, 2004, the Distributor voluntarily waived Distribution and Service fees of $1,680,515, $3,421 and $1,823 for the ING Classic Money Market Fund for Class A, Class B and Class C, respectively.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2004, the Distributor retained the following amounts in sales charges:

                                         CLASS A      CLASS B     CLASS C      CLASS M
                                         SHARES       SHARES      SHARES       SHARES
                                        ----------   ---------   ----------   ---------
Initial Sales Charges                   $  171,049      n/a             n/a   $      54
Contingent Deferred Sales Charges       $  309,726      n/a      $  148,038         n/a

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2004 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                         ACCRUED
                                     ACCRUED                           SHAREHOLDER
                                   INVESTMENT          ACCRUED        SERVICES AND
                                   MANAGEMENT      ADMINISTRATIVE     DISTRIBUTION
                                      FEES              FEES              FEES           RECOUPMENT           TOTAL
                                      ----              ----              ----           ----------           -----
GNMA Fund                        $       333,853   $        67,596   $       292,312   $            --   $       693,761
High Yield Bond Fund                      40,316             6,202            34,162            40,000           120,680
High Yield Opportunity Fund              143,007            23,832           188,954            35,033           390,826
Intermediate Bond Fund                   173,321            34,661           171,222                --           379,204
National Tax-Exempt Bond Fund             11,901             2,380             8,396                --            22,677
Strategic Bond Fund                       25,304             3,584            17,101                --            45,989
ING Classic Money Market Fund             85,619                --           212,148                --           297,767
ING Money Market Fund                     12,303             3,515            25,067                --            40,885
Money Market Trust                        19,529             3,903                --                --            23,432

At March 31, 2004, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 6.36%, 37.19%, 14.07%, 77.27% and 44.76% of the shares outstanding of GNMA Fund, High Yield Bond Fund, Intermediate Bond Fund, National Tax-Exempt Bond Fund and Strategic Bond Fund, respectively. Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because High Yield Bond, National Tax-Exempt Bond, and Strategic Bond have a common owner that owns over 25% of the outstanding securities of each of them, the three Funds may be deemed to be affiliates of each other.

A summary of the sales transactions during the year ended March 31, 2004, in which the issuer was part of the ING Family of Funds are presented below. There were no purchases during the period and no shares were held at March 31, 2004.

                                                                     REALIZED
                                                SALES             GAIN/(LOSS) ON
                                         ----------------------     INVESTMENT
STRATEGIC BOND FUND:                     SHARES      PROCEEDS       SECURITIES
                                         ------      --------       ----------
High Yield Bond Fund                     159,416   $  1,321,563     $  (41,587)
High Yield Opportunity Fund              330,000      2,263,800         96,600
ING Prime Rate Trust                     103,100        749,060         59,815

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2004 the National Tax-Exempt Bond Fund had the following payables included in Other Accrued Expenses and Liabilities that exceeded 5% of total liabilities:

                                                  PAYABLE FOR
                                                   PRINTING
                                                   EXPENSES
                                                   --------
National Tax-Exempt Bond Fund                      $ 6,767

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, pursuant to written expense limitation agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                          CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS R
                                          -------   -------   -------   -------   -------   -------   -------
GNMA Fund                                    1.29%     2.04%     2.04%     1.04%     1.79%     1.29%      N/A
High Yield Bond Fund                         1.30%     2.05%     2.05%      N/A       N/A       N/A       N/A
High Yield Opportunity Fund(1)               1.30%     1.95%     1.95%      N/A      1.70%     1.20%      N/A
Intermediate  Bond Fund(2)                   1.00%     1.75%     1.75%     0.75%      N/A       N/A      1.25%
National Tax-Exempt Bond Fund                1.15%     1.90%     1.90%      N/A       N/A       N/A       N/A
Strategic Bond Fund(3)                       1.15%     1.55%     1.55%      N/A       N/A      1.05%      N/A
ING Classic Money Market Fund                0.77%     1.41%     1.41%     0.31%      N/A       N/A       N/A
ING Money Market Fund                        1.50%     2.25%     2.25%      N/A       N/A       N/A       N/A
Money Market Trust                           1.00%      N/A       N/A       N/A       N/A       N/A       N/A

----------
(1) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, Class M, Class Q and Class R were 1.10%, 1.75%, 1.75%, 1.50%, 1.00% and 1.40%, respectively.
(2) Prior to February 1, 2004, the expense limitation rates for Class A, Class B, Class C and Class I were 1.15%, 1.90%, 1.90%, 0.90% and 1.40%
     respectively.
(3) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, and Class Q were 0.95%, 1.35%, 1.35% and 0.85% respectively.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed Class A, Class B and Class C of the ING Money Market Fund $107,836, $169,969 and $46,108, respectively. These voluntary reimbursements were in addition to any contractual obligations under the expense limitation agreement.

As of March 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

                                             MARCH 31,
                               --------------------------------------
                                  2002          2003          2004
                                  ----          ----          ----
High Yield Bond Fund           $  190,871   $     11,228   $       --
High Yield Opportunity Fund       701,773      1,074,958       67,540
Intermediate Bond Fund             94,760         (1,567)     (78,374)
Strategic Bond Fund               197,052        222,604       49,289
ING Classic Money Market Fund     688,707        450,086           --

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities;
(2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended March 31, 2004:

                                                        APPROXIMATE
                                         APPROXIMATE     WEIGHTED
                                DAYS    AVERAGE DAILY     AVERAGE
                              UTILIZED     BALANCE     INTEREST RATE
                              -------      -------     -------------
High Yield Bond Fund             3      $   720,000        1.09%
High Yield Opportunity Fund     33        5,165,000        2.07%
Strategic Bond Fund              2          700,000        1.44%

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                               25,619,769         73,137,649          3,701,108         10,383,663
Dividends reinvested                                       2,892,954          2,826,216            412,142            323,671
Shares redeemed                                          (36,101,757)       (64,721,314)        (6,217,595)        (3,236,075)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding             (7,589,034)        11,242,551         (2,104,345)         7,471,259
                                                     ===============    ===============    ===============    ===============

GNMA INCOME FUND ($)
Shares sold                                          $   220,712,735    $   647,417,851    $    32,777,068    $    92,311,001
Dividends reinvested                                      25,548,426         25,045,619          3,633,981          2,864,197
Shares redeemed                                         (313,803,016)      (572,367,002)       (54,830,946)       (28,732,321)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $   (67,541,855)   $   100,096,468    $   (18,419,897)   $    66,442,877
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                3,267,282          8,354,803
Dividends reinvested                                         221,048            181,211
Shares redeemed                                           (5,888,039)        (3,100,664)
                                                     ---------------    ---------------
Net increase (decrease) in shares outstanding             (2,399,709)         5,435,350
                                                     ===============    ===============

GNMA INCOME FUND ($)
Shares sold                                          $    29,016,572    $    73,988,441
Dividends reinvested                                       1,940,307          1,606,627
Shares redeemed                                          (51,944,184)       (27,312,111)
                                                     ---------------    ---------------
Net increase (decrease)                              $   (20,987,305)   $    48,282,957
                                                     ===============    ===============

                                                              CLASS I SHARES                         CLASS M SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                  608,292            791,663              3,037             89,509
Dividends reinvested                                          47,173             24,697              2,172              3,490
Shares redeemed                                             (444,235)          (234,440)           (93,627)           (27,626)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding                211,230            581,920            (88,418)            65,373
                                                     ===============    ===============    ===============    ===============

GNMA INCOME FUND ($)
Shares sold                                          $     5,431,127    $     7,072,323    $        27,195    $       796,808
Dividends reinvested                                         416,747            220,288             19,277             31,077
Shares redeemed                                           (3,934,648)        (2,096,498)          (831,602)          (247,442)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $     1,913,226    $     5,196,113    $      (785,130)   $       580,443
                                                     ===============    ===============    ===============    ===============

                                                              CLASS Q SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                       --             14,313
Dividends reinvested                                             610                544
Shares redeemed                                               (5,994)           (18,365)
                                                     ---------------    ---------------
Net increase (decrease) in shares outstanding                 (5,384)            (3,508)
                                                     ===============    ===============
GNMA INCOME FUND ($)
Shares sold                                          $            --    $       126,826
Dividends reinvested                                           5,396              4,854
Shares redeemed                                              (52,619)          (164,519)
                                                     ---------------    ---------------
Net increase (decrease)                              $       (47,223)   $       (32,839)
                                                     ===============    ===============

                                                              CLASS T SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                         2004(1)             2003
                                                         -------             ----
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                       --              1,849
Dividends reinvested                                           7,490             47,505
Shares redeemed                                           (1,070,267)          (307,685)
                                                     ---------------    ---------------
Net decrease in shares outstanding                        (1,062,777)          (258,331)
                                                     ===============    ===============

GNMA INCOME FUND ($)
Shares sold                                          $            --    $        16,625
Dividends reinvested                                          67,044            420,465
Shares redeemed                                           (8,942,484)        (2,713,539)
                                                     ---------------    ---------------
Net decrease                                         $    (8,875,440)   $    (2,276,449)
                                                     ===============    ===============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
HIGH YIELD BOND FUND (NUMBER OF SHARES)
Shares sold                                                3,014,354          1,975,025          1,477,608            983,987
Dividends reinvested                                         129,183            263,756             53,496             24,180
Shares redeemed                                           (3,423,033)        (1,412,180)          (817,189)          (373,376)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding               (279,496)           826,601            713,915            634,791
                                                     ===============    ===============    ===============    ===============

HIGH YIELD BOND FUND ($)
Shares sold                                          $    25,756,838    $    16,233,041    $    12,764,015    $     8,021,700
Dividends reinvested                                       1,110,915          2,154,434            464,713            197,420
Shares redeemed                                          (29,267,363)       (11,625,324)        (7,104,046)        (3,042,382)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $    (2,399,610)   $     6,762,151    $     6,124,682    $     5,176,738
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
HIGH YIELD BOND FUND (NUMBER OF SHARES)
Shares sold                                                  913,884            621,983
Dividends reinvested                                          28,230              7,984
Shares redeemed                                             (365,555)          (179,197)
                                                     ---------------    ---------------
Net increase (decrease) in shares outstanding                576,559            450,770
                                                     ===============    ===============

HIGH YIELD BOND FUND ($)
Shares sold                                          $     7,905,003    $     5,074,610
Dividends reinvested                                         245,987             65,209
Shares redeemed                                           (3,157,798)        (1,448,455)
                                                     ---------------    ---------------
Net increase (decrease)                              $     4,993,192    $     3,691,364
                                                     ===============    ===============

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                               14,744,281         16,263,300          2,176,865          2,298,165
Shares issued in merger                                           --          6,407,106                 --         14,095,676
Dividends reinvested                                         438,411            585,206            631,217            993,995
Shares redeemed                                          (19,073,909)       (15,075,372)        (8,548,854)        (7,674,507)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding             (3,891,217)         8,180,240         (5,740,772)         9,713,329
                                                     ===============    ===============    ===============    ===============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                          $   100,648,682    $   110,029,139    $    15,182,882    $    15,652,565
Shares issued in merger                                           --         48,565,867                 --        107,380,857
Dividends reinvested                                       3,043,945          3,931,634          4,403,736          6,722,293
Shares redeemed                                         (131,654,284)      (103,807,585)       (60,143,344)       (52,283,480)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $   (27,961,657)   $    58,719,055    $   (40,556,726)   $    77,472,235
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                1,026,957          1,076,535
Shares issued in merger                                           --            590,240
Dividends reinvested                                          90,317            136,259
Shares redeemed                                           (2,071,835)        (1,167,865)
                                                     ---------------    ---------------
Net increase (decrease) in shares outstanding               (954,561)           635,169
                                                     ===============    ===============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                          $     7,068,956    $     7,417,867
Shares issued in merger                                           --          4,492,905
Dividends reinvested                                         629,027            925,570
Shares redeemed                                          (14,398,323)        (8,007,182)
                                                     ---------------    ---------------
Net increase (decrease)                              $    (6,700,340)   $     4,829,160
                                                     ===============    ===============

                                                              CLASS M SHARES                         CLASS Q SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                      779              2,138             41,144            116,562
Shares issued in merger                                           --            628,797                 --              2,500
Dividends reinvested                                          13,615             25,070              5,660              8,930
Shares redeemed                                             (100,308)          (151,825)          (159,316)          (211,906)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding                (85,914)           504,180           (112,512)           (83,914)
                                                     ===============    ===============    ===============    ===============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                          $         5,361    $        14,387    $       282,294    $       745,712
Shares issued in merger                                           --          4,766,282                 --             19,032
Dividends reinvested                                          94,295            166,801             38,994             60,422
Shares redeemed                                             (700,303)        (1,021,019)        (1,081,123)        (1,400,699)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $      (600,647)   $     3,926,451    $      (759,835)   $      (575,533)
                                                     ===============    ===============    ===============    ===============

                                                              CLASS T SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                         2004(1)             2003
                                                         -------             ----
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                       --                 --
Shares issued in merger                                           --                 --
Dividends reinvested                                           8,554             77,085
Shares redeemed                                             (751,809)          (707,546)
                                                     ---------------    ---------------
Net increase (decrease) in shares outstanding               (743,255)          (630,461)
                                                     ===============    ===============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                                     $ --    $             4
Shares issued in merger                                           --                 --
Dividends reinvested                                          58,485            526,861
Shares redeemed                                           (5,126,482)        (4,865,661)
                                                     ---------------    ---------------
Net increase (decrease)                              $    (5,067,997)   $    (4,338,796)
                                                     ===============    ===============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                               23,789,274         20,485,344          2,574,476          5,721,047
Dividends reinvested                                         601,543            281,375            143,583             90,480
Shares redeemed                                          (13,118,758)       (10,999,640)        (2,250,151)        (1,081,565)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                        11,272,059          9,767,079            467,908          4,729,962
                                                     ===============    ===============    ===============    ===============

INTERMEDIATE BOND FUND ($)
Shares sold                                          $   249,408,518    $   212,009,071    $    27,153,069    $    59,045,245
Dividends reinvested                                       6,335,065          2,905,320          1,509,025            934,949
Shares redeemed                                         (136,162,176)      (113,708,272)       (23,726,034)       (11,172,225)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase                                         $   119,581,407    $   101,206,119    $     4,936,060    $    48,807,969
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                                4,087,450          5,249,312
Dividends reinvested                                         119,937             64,460
Shares redeemed                                           (2,567,915)          (912,120)
                                                     ---------------    ---------------
Net increase in shares outstanding                         1,639,472          4,401,652
                                                     ===============    ===============

INTERMEDIATE BOND FUND ($)
Shares sold                                          $    43,266,790    $    54,232,649
Dividends reinvested                                       1,260,697            666,529
Shares redeemed                                          (27,040,140)        (9,420,954)
                                                     ---------------    ---------------
Net increase                                         $    17,487,347    $    45,478,224
                                                     ===============    ===============

                                                              CLASS I SHARES               CLASS R SHARES
                                                     ----------------------------------    ---------------
                                                          YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004
                                                          ----               ----               ----
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                                  476,004            675,432                 48
Dividends reinvested                                          65,475             64,547                 --
Shares redeemed                                             (609,124)          (296,980)                (1)
                                                     ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding                (67,645)           442,999                 47
                                                     ===============    ===============    ===============

INTERMEDIATE BOND FUND ($)
Shares sold                                          $     4,968,831    $     6,967,970    $           514
Dividends reinvested                                         690,213            666,112                 --
Shares redeemed                                           (6,360,799)        (3,053,533)               (10)
                                                     ---------------    ---------------    ---------------
Net increase (decrease)                              $      (701,755)   $     4,580,549    $           504
                                                     ===============    ===============    ===============

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
NATIONAL TAX-EXEMPT BOND FUND (NUMBER OF SHARES)
Shares sold                                                  456,328            201,630             57,806            186,918
Dividends reinvested                                          25,856            106,045              5,368              3,809
Shares redeemed                                             (423,168)          (347,173)           (74,750)           (56,464)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding                 59,016            (39,498)           (11,576)           134,263
                                                     ===============    ===============    ===============    ===============

NATIONAL TAX-EXEMPT BOND FUND ($)
Shares sold                                          $     4,960,064    $     2,164,822    $       629,452    $     1,990,453
Dividends reinvested                                         280,211          1,136,322             57,744             40,820
Shares redeemed                                           (4,618,660)        (3,715,337)          (807,779)          (604,556)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $       621,615    $      (414,193)   $      (120,583)   $     1,426,717
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
NATIONAL TAX-EXEMPT BOND FUND (NUMBER OF SHARES)
Shares sold                                                   28,257             89,524
Dividends reinvested                                           3,304              1,437
Shares redeemed                                              (27,023)           (19,282)
                                                     ---------------    ---------------
Net increase (decrease) in shares outstanding                  4,538             71,679
                                                     ===============    ===============

NATIONAL TAX-EXEMPT BOND FUND ($)
Shares sold                                          $       310,681    $       972,058
Dividends reinvested                                          35,588             15,425
Shares redeemed                                             (290,031)          (208,567)
                                                     ---------------    ---------------
Net increase (decrease)                              $        56,238    $       778,916
                                                     ===============    ===============

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                                1,438,455          2,926,400            168,756            512,495
Dividends reinvested                                          62,141            155,509             20,106             25,027
Shares redeemed                                           (1,945,102)        (3,411,267)          (539,117)          (406,134)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding               (444,506)          (329,358)          (350,255)           131,388
                                                     ===============    ===============    ===============    ===============

STRATEGIC BOND FUND ($)
Shares sold                                          $    16,377,255    $    32,008,296    $     1,873,492    $     5,478,867
Dividends reinvested                                         701,281          1,696,951            220,838            266,404
Shares redeemed                                          (22,166,215)       (37,277,857)        (5,949,918)        (4,331,111)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $    (5,087,679)   $    (3,572,610)   $    (3,855,588)   $     1,414,160
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES                         CLASS Q SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                                  253,625            471,183              2,988            446,425
Dividends reinvested                                           5,467              9,972                447                511
Shares redeemed                                             (386,667)          (569,042)            (4,926)          (445,870)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding               (127,575)           (87,887)            (1,491)             1,066
                                                     ===============    ===============    ===============    ===============

STRATEGIC BOND FUND ($)
Shares sold                                          $     2,966,355    $     5,276,764    $        32,121    $     4,589,655
Dividends reinvested                                          63,251            111,460              4,764              5,263
Shares redeemed                                           (4,516,551)        (6,375,279)           (52,610)        (4,587,888)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $    (1,486,945)   $      (987,055)   $       (15,725)   $         7,030
                                                     ===============    ===============    ===============    ===============

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                              420,747,212        574,042,376            157,965            715,606
Dividends reinvested                                       1,881,730          4,988,511              1,415              7,165
Shares redeemed                                         (482,594,852)      (670,065,555)          (500,061)        (1,553,711)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                       (59,965,897)       (91,034,668)          (340,681)          (830,940)
                                                     ===============    ===============    ===============    ===============

ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                          $   419,497,760    $   574,042,376    $       157,965    $       715,606
Dividends reinvested                                       1,881,743          4,988,511              1,415              7,165
Shares redeemed                                         (481,346,654)      (670,065,555)          (500,062)        (1,553,711)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease                                         $   (59,967,151)   $   (91,034,668)   $      (340,682)   $      (830,940)
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES                         CLASS I SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                                   62,057            161,450                 --                 --
Dividends reinvested                                             776              2,235                 --                 --
Shares redeemed                                              (41,138)          (229,528)                --                (96)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding                 21,695            (65,843)                --                (96)
                                                     ===============    ===============    ===============    ===============

ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                          $        62,057    $       161,450    $            --    $            --
Dividends reinvested                                             776              2,235                 --                 --
Shares redeemed                                              (41,138)          (229,528)                --                (96)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $        21,695    $       (65,843)   $            --    $           (96)
                                                     ===============    ===============    ===============    ===============

                                                              CLASS A SHARES                         CLASS B SHARES
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                        MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
ING MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                                6,884,008        184,248,289         36,486,332         42,880,018
Dividends reinvested                                         120,683            141,234                 47              1,413
Shares redeemed                                           (6,797,296)      (196,931,916)       (51,274,207)       (38,576,774)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding                207,395        (12,542,393)       (14,787,828)         4,304,657
                                                     ===============    ===============    ===============    ===============

ING MONEY MARKET FUND ($)
Shares sold                                          $     6,884,017    $   184,248,289    $    36,486,351    $    42,880,018
Dividends reinvested                                         120,683            141,234                 47              1,413
Shares redeemed                                           (6,797,671)      (196,931,916)       (51,274,207)       (38,576,774)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                              $       207,029    $   (12,542,393)   $   (14,787,809)   $     4,304,657
                                                     ===============    ===============    ===============    ===============

                                                              CLASS C SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
ING MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                               19,788,430         46,197,005
Dividends reinvested                                               2              1,006
Shares redeemed                                          (25,277,969)       (45,937,794)
                                                     ---------------    ---------------
Net increase (decrease) in shares outstanding             (5,489,537)           260,217
                                                     ===============    ===============

ING MONEY MARKET FUND ($)
Shares sold                                          $    19,788,460    $    46,197,005
Dividends reinvested                                               2              1,006
Shares redeemed                                          (25,278,020)       (45,937,794)
                                                     ---------------    ---------------
Net increase (decrease)                              $    (5,489,558)   $       260,217
                                                     ===============    ===============

                                                              CLASS A SHARES
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2004               2003
                                                          ----               ----
MONEY MARKET TRUST (NUMBER OF SHARES)
Shares sold                                               18,239,103         20,789,645
Dividends reinvested                                         173,405            347,083
Shares redeemed                                          (22,362,541)       (26,205,992)
                                                     ---------------    ---------------
Net decrease in shares outstanding                        (3,950,033)        (5,069,264)
                                                     ===============    ===============

MONEY MARKET TRUST ($)
Shares sold                                          $    18,239,101    $    20,789,645
Dividends reinvested                                         173,405            347,083
Shares redeemed                                          (22,362,541)       (26,205,992)
                                                     ---------------    ---------------
Net decrease                                         $    (3,950,035)   $    (5,069,264)
                                                     ===============    ===============

NOTE 11 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund and High Yield Bond Fund had 92.95% and 88.48%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Funds that held defaulted securities at March 31, 2004 were as follows:

FUND                                         SECURITY                        MARKET VALUE
----                                         --------                        ------------
High Yield Opportunity Fund          ICG Services, Inc.                        $        4
                                     Intl. Utility Structures, Inc.                     2
                                     Source Media, Inc.                                 1
                                     US Interactive                               117,398
                                     WinStar Communications, Inc.                     625
                                                                               ----------
                                                                               $  118,030
                                                                               ==========

Intermediate Bond Fund               Argentina Bonos                           $  385,768
                                                                               ==========

Strategic Bond Fund                  WinStar Communications, Inc.              $      100
                                                                               ==========

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period. The High Yield Opportunity Fund and the Intermediate Bond Fund had interest write-offs of $159,640 and $523, respectively, as a result of defaulted securities.

NOTE 12 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term GREATER THAN LESS THAN capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2004:

                                                               UNDISTRIBUTED       ACCUMULATED
                                                              NET INVESTMENT      NET REALIZED
                                               PAID-IN           INCOME ON           GAINS/
                                               CAPITAL          INVESTMENTS         (LOSSES)
                                               -------          -----------         --------
GNMA Income Fund                           $    (4,238,077)   $     8,772,403    $    (4,534,326)
High Yield Bond Fund                                    --                548               (548)
High Yield Opportunity Fund                     (2,189,143)           144,948          2,044,195
Intermediate Bond Fund                             432,360            430,687           (863,047)
Strategic Bond Fund                                     --            319,927           (319,927)
ING Money Market Fund                               40,932            (40,932)                --

For tax purposes, the Funds may designate as net investment income dividends or capital gain distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Dividends paid by the Funds from net investment income and distribution of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the year ended March 31, 2004 was as follows:

                                                                                          DIVIDENDS
                                                                                             PAID
                                                                        LONG-TERM         DEDUCTION          RETURN
                                    ORDINARY         TAX-EXEMPT          CAPITAL             ON                OF
                                     INCOME            INCOME             GAINS          REDEMPTIONS         CAPITAL
                                     ------            ------             -----          -----------         -------
GNMA Income Fund                 $    39,406,147   $            --   $            --   $            --   $            --
High Yield Bond Fund                   4,595,062                --                --                --                --
High Yield Opportunity Fund           19,716,315                --                --                --         1,238,403
Intermediate Bond Fund                14,424,000                --                --           432,360                --
National Tax-Exempt Bond Fund             62,260           870,059           474,890                --                --
Strategic Bond Fund                    1,996,081                --                --                --                --
ING Classic Money Market Fund          1,908,765                --                --                --                --
ING Money Market Fund                    133,068                --                --            42,157                --
Money Market Trust                       179,988                --                --                --                --

The tax composition of dividends and distributions to shareholders for the year ended March 31, 2003 was as follows:

                                              ORDINARY         TAX-EXEMPT         LONG-TERM
                                               INCOME            INCOME         CAPITAL GAINS
                                               ------            ------         -------------
GNMA Income Fund                           $    37,467,565   $            --   $            --
High Yield Bond Fund                             3,444,089                --                --
High Yield Opportunity Fund                     34,744,544                --                --
Intermediate Bond Fund                           7,068,340                --            55,205
National Tax-Exempt Bond Fund                       16,602           926,118           312,270
Strategic Bond Fund                              2,827,357                --                --
ING Classic Money Market Fund                    5,124,447                --                --
ING Money Market Fund                              186,079                --                --
Money Market Trust                                 361,267                --                --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2004 were as follows:

                                                                        UNDISTRIBUTED    UNREALIZED
                                   UNDISTRIBUTED      UNDISTRIBUTED       LONG-TERM     APPRECIATION/
                                  ORDINARY INCOME   TAX-EXEMPT INCOME   CAPITAL GAINS   (DEPRECIATION)
                                  ---------------   -----------------   -------------   --------------
GNMA Income Fund                   $  3,906,376        $     --           $      --     $   34,571,547
High Yield Bond Fund                    209,732              --                  --          3,523,101
High Yield Opportunity Fund                  --              --                  --        (14,323,521)
Intermediate Bond Fund                5,501,924              --             370,548          5,369,966
National Tax-Exempt Bond Fund                --          57,926             160,554          1,675,277
Strategic Bond Fund                      61,380              --                  --            344,118
ING Classic Money Market Fund               227              --                  --                 --
ING Money Market Fund                    34,888              --                  --                 --
Money Market Trust                          466              --                  --                 --

                                   POST-OCTOBER         CAPITAL
                                      LOSSES              LOSS          EXPIRATION
                                     DEFERRED         CARRYFORWARDS        DATES
                                     --------         -------------        -----
GNMA Income Fund                   $ (1,394,075)      $  (4,473,153)        2006
                                                         (1,688,098)        2007
                                                         (2,870,184)        2008
                                                           (527,639)        2010
                                                         (1,009,937)        2012
High Yield Bond Fund                         --          (3,445,507)        2010
                                                         (3,079,896)        2011
High Yield Opportunity Fund                  --         (23,109,629)        2006
                                                        (47,276,599)        2007
                                                        (27,206,911)        2008
                                                        (78,500,574)        2009
                                                       (115,139,658)        2010
                                                        (79,792,137)        2011
                                                        (67,125,769)        2012
Intermediate Bond Fund                       --                  --           --
National Tax-Exempt Bond Fund                --                  --           --
Strategic Bond Fund                          --            (866,341)        2008
                                                         (4,748,917)        2009
                                                         (2,096,289)        2010
                                                         (2,634,454)        2011
ING Classic Money Market Fund                --             (35,311)        2011
                                                                (51)        2012
ING Money Market Fund                        --              (1,279)        2011
                                                               (451)        2012
Money Market Trust                           --                (164)        2011
                                                               (436)        2012

NOTE 13 -- REORGANIZATIONS

On May 17, 2002, the High Yield Opportunity Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of High Yield Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

                                                                                                               ACQUIRED FUND
        ACQUIRING                 ACQUIRED             TOTAL NET ASSETS OF       TOTAL NET ASSETS OF            UNREALIZED
          FUND                      FUND               ACQUIRED FUND (000)      ACQUIRING FUND (000)        DEPRECIATION (000)
          ----                      ----               -------------------      --------------------        ------------------
High Yield Opportunity Fund   ING High Yield Fund          $  165,225               $   242,666                 $   (3,897)

The net assets of High Yield Opportunity Fund after the reorganization were $407,891,000.

On March 24, 2004, the Board approved a proposal to reorganize the ING Bond Fund into the Intermediate Bond Fund (the "Reorganization"). The proposed Reorganization is subject to approval by the shareholders of the ING Bond Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the third quarter of 2004.

NOTE 14 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for ING Classic Money Market Fund and ING Money Market Fund and 5% for Money Market Trust) of the Fund's net assets, at market value, at time of purchase.

                                                                                                PRINCIPAL          INITIAL
                                                                                                 AMOUNT/         ACQUISITION
FUND                                                     SECURITY                                SHARES             DATE
----                                                     --------                                ------             ----
High Yield Bond Fund            GT Group Telecom, Inc.                                                   500       3/19/03
                                O Sullivan Industries, Inc.                                              373       3/19/03
                                O Sullivan Industries, Inc.                                            1,000       3/19/03

High Yield Opportunity Fund     Adelphia Business Solutions                                           61,806       7/20/00
                                Comforce Corp.                                                        92,950      12/23/98
                                Dayton Superior Corp.                                                  3,100       8/10/00
                                ICG Communications, Inc.                                               6,600        8/3/95
                                ICG Services, Inc., 0.000%, due 02/15/08                           3,600,000        3/6/00
                                Intl. Fast Food Corp.                                                341,370        8/8/03
                                Intl. Utility Structures, Inc., 0.000%, due 02/01/08               2,456,000        8/1/01
                                Intl. Wireless Communications Holdings, Inc.                         483,445        8/9/96
                                Jordan Telecommunications                                              2,350       1/31/00
                                North Atlantic Trading Co.                                            17,906       3/23/04
                                Russell-Stanley Holdings, Inc.                                       100,000      11/28/00
                                Source Media, Inc., 0.000%, due 11/01/04                             623,056       7/25/03
                                US Interactive                                                         3,833        6/1/99
                                US Interactive 0.000%, due 04/17/05                                8,267,451        4/7/98
                                WinStar Communications, Inc., 0.000%, due 04/15/10                 6,250,000       1/12/01

Intermediate Bond Fund          Garanti Trade Payment Rights Master Trust,10.810%,
                                  due 06/15/04                                                        72,194        6/9/99

Strategic Bond Fund             East Coast Power LLC, 7.536%, due 06/30/17                            56,347       4/14/99
                                Federal Home Loan Mortgage Corporation,
                                  9.000%, due 06/01/06                                                   359       1/24/97
                                Nordea Kredit Realkreditaktieselskab, 6.000%,
                                  due 07/01/29                                                           445       5/30/03
                                North Atlantic Trading Co.                                               817       3/23/04
                                WinStar Communications, Inc., 0.000%, due 04/15/10                 1,000,000       1/10/01

                                                                       PERCENT
                                                                       OF NET
FUND                                  COST             VALUE           ASSETS
----                                  ----             -----           ------
High Yield Bond Fund            $            --   $            --        0.00%
                                             --                --        0.00%
                                             --                --        0.00%
                                ---------------   ---------------        ----
                                $            --   $            --        0.00%
                                ===============   ===============        ====

High Yield Opportunity Fund     $            --   $             6        0.00%
                                                              930        0.00%
                                             --                31        0.00%
                                             --                 1        0.00%
                                      3,200,065                 4        0.00%
                                             --                --        0.00%
                                      1,154,358                 2        0.00%
                                      8,404,221                48        0.00%
                                             --            65,511        0.02%
                                        210,182                18        0.00%
                                        346,704                10        0.00%
                                             --                 1        0.00%
                                             --                --        0.00%
                                      8,267,449           117,398        0.04%
                                      4,337,809               625        0.00%
                                ---------------   ---------------        ----
                                $    25,920,788   $       184,585        0.06%
                                ===============   ===============        ====

Intermediate Bond Fund          $        72,194   $        72,662        0.02%
                                ===============   ===============        ====

Strategic Bond Fund             $        56,347   $        57,100        0.14%
                                            364               370        0.00%
                                             69                77        0.00%
                                              8                 1        0.00%
                                        466,375               100        0.00%
                                ---------------   ---------------        ----
                                $       523,163   $        57,648        0.14%
                                ===============   ===============        ====

                                                                                                PRINCIPAL          INITIAL
                                                                                                 AMOUNT/         ACQUISITION
FUND                                                     SECURITY                                SHARES             DATE
----                                                     --------                                ------             ----
ING Classic Money Market Fund   Goldman Sachs Group, Inc., 1.180%, due 7/12/04                     7,000,000       1/13/04
                                Goldman Sachs Group, Inc., 1.280%, due 10/27/04                    4,100,000       1/28/04
                                Money Market Trust Series A, 1.110%, due 04/08/05                  9,200,000      03/12/03
                                Newcastle CDO I Ltd., 1.120%, due 09/24/38                         4,500,000      10/23/03

ING Money Market Fund           Goldman Sachs Group, Inc., 1.180%, due 7/12/04                       600,000       1/13/04
                                Goldman Sachs Group, Inc., 1.280%, due 10/27/04                      600,000       1/28/04
                                Money Market Trust Series A, 1.110%, due 04/08/05                  1,300,000       9/24/03
                                Newcastle CDO I Ltd., 1.120%, due 09/24/38                           600,000      10/23/03

Money Market Trust              Goldman Sachs Group, Inc., 1.180%, due 7/12/04                       300,000       1/13/04
                                Goldman Sachs Group, Inc., 1.280%, due 10/27/04                      300,000       1/28/04
                                Money Market Trust Series A, 1.110%, due 04/08/05                  1,000,000       4/30/03
                                Newcastle CDO I Ltd., 1.120%, due 09/24/38                           300,000      10/23/03

                                                                       PERCENT
                                                                       OF NET
FUND                                  COST             VALUE           ASSETS
----                                  ----             -----           ------
ING Classic Money Market Fund   $     7,000,000   $     7,000,000        1.75%
                                      4,100,000         4,100,000        1.02%
                                      9,200,000         9,200,000        2.30%
                                      4,500,000         4,500,000        1.12%
                                ---------------   ---------------        ----
                                $    24,800,00 0  $    24,800,000        6.19%
                                ===============   ===============        ====

ING Money Market Fund           $       600,000   $       600,000        1.45%
                                        300,000           300,000        0.73%
                                      1,300,000         1,300,000        3.15%
                                        600,000           600,000        1.45%
                                ---------------   ---------------        ----
                                $     2,800,000   $     2,800,000        6.78%
                                ===============   ===============        ====

Money Market Trust              $       300,000   $       300,000        0.65%
                                        300,000           300,000        0.65%
                                      1,000,000         1,000,000        2.17%
                                        300,000           300,000        0.65%
                                ---------------   ---------------        ----
                                $     1,900,000   $     1,900,000        4.12%
                                ===============   ===============        ====

NOTE 15 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Funds (except GNMA Fund) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Other Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2004, the following Funds had securities on loan with the following market values:

                                   VALUE OF
                                  SECURITIES         VALUE OF
PORTFOLIO                           LOANED          COLLATERAL
---------                           ------          ----------
High Yield Bond Fund            $  16,993,855     $  17,415,421
High Yield Opportunity Fund        75,999,185        77,944,315
Intermediate Bond Fund             80,171,503        81,796,222

NOTE 16 - OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 17 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to March 31, 2004 the following Funds declared dividends from net investment income of:

                                              PER SHARE
                                               AMOUNT          PAYABLE DATE       RECORD DATE
                                               ------          ------------       -----------
GNMA INCOME FUND
Class A                                    $        0.0360    April 5, 2004      March 31, 2004
Class B                                    $        0.0304    April 5, 2004      March 31, 2004
Class C                                    $        0.0303    April 5, 2004      March 31, 2004
Class I                                    $        0.0386    April 5, 2004      March 31, 2004
Class M                                    $        0.0322    April 5, 2004      March 31, 2004
Class Q                                    $        0.0367    April 5, 2004      March 31, 2004
Class A                                    $        0.0380    May 5, 2004        April 30, 2004
Class B                                    $        0.0326    May 5, 2004        April 30, 2004
Class C                                    $        0.0325    May 5, 2004        April 30, 2004
Class I                                    $        0.0405    May 5, 2004        April 30, 2004
Class M                                    $        0.0343    May 5, 2004        April 30, 2004
Class Q                                    $        0.0387    May 5, 2004        April 30, 2004

HIGH YIELD BOND FUND
Class A                                    $        0.0441    May 3, 2004        Daily
Class B                                    $        0.0384    May 3, 2004        Daily
Class C                                    $        0.0386    May 3, 2004        Daily

HIGH YIELD OPPORTUNITY FUND
Class A                                    $        0.0350    May 3, 2004        Daily
Class B                                    $        0.0311    May 3, 2004        Daily
Class C                                    $        0.0312    May 3, 2004        Daily
Class M                                    $        0.0327    May 3, 2004        Daily
Class Q                                    $        0.0367    May 3, 2004        Daily

INTERMEDIATE BOND FUND
Class A                                    $        0.0272    May 3, 2004        Daily
Class B                                    $        0.0205    May 3, 2004        Daily
Class C                                    $        0.0209    May 3, 2004        Daily
Class I                                    $        0.0293    May 3, 2004        Daily
Class R                                    $        0.0258    May 3, 2004        Daily

NATIONAL TAX-EXEMPT BOND FUND
Class A                                    $        0.0263    May 3, 2004        Daily
Class B                                    $        0.0197    May 3, 2004        Daily
Class C                                    $        0.0197    May 3, 2004        Daily

STRATEGIC BOND FUND
Class A                                    $        0.0350    April 5, 2004      March 31, 2004
Class B                                    $        0.0317    April 5, 2004      March 31, 2004
Class C                                    $        0.0310    April 5, 2004      March 31, 2004
Class Q                                    $        0.0369    April 5, 2004      March 31, 2004
Class A                                    $        0.0150    April 15, 2004     April 13, 2004
Class B                                    $        0.0131    April 15, 2004     April 13, 2004
Class C                                    $        0.0129    April 15, 2004     April 13, 2004
Class Q                                    $        0.0162    April 15, 2004     April 13, 2004

ING CLASSIC MONEY MARKET
Class A                                    $        0.0003    May 3, 2004        Daily
Class B                                    $        0.0001    May 3, 2004        Daily
Class C                                    $        0.0001    May 3, 2004        Daily
Class I                                    $        0.0000

ING MONEY MARKET
Class A                                    $        0.0006    May 3, 2004        Daily
Class B                                    $        0.0000    May 3, 2004        Daily
Class C                                    $        0.0000    May 3, 2004        Daily

MONEY MARKET TRUST
Class A                                    $        0.0003    May 3, 2004        Daily

                                                        PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND                                        as of March 31, 2004

PRINCIPAL
AMOUNT                                                            VALUE
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 92.1%

                  FEDERAL HOME LOAN
                    MORTGAGE CORPORATION: 0.3%
$       417,094   7.000%, due 11/01/14                       $       446,092
        313,466   7.500%, due 01/01/30                               337,546
      1,072,124   7.500%, due 12/01/14                             1,147,541
        314,010   8.000%, due 01/01/30                               339,895
                                                             ---------------
                                                                   2,271,074
                                                             ---------------

                  FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION: 0.3%
        217,152   6.500%, due 06/01/14                               231,312
        284,641   7.000%, due 03/01/15                               304,747
        423,839   7.500%, due 05/01/28                               454,811
        407,823   8.500%, due 08/01/11                               449,940
         96,799   8.500%, due 05/01/15                               107,638
         72,572   8.500%, due 08/01/15                                80,698
        371,566   8.500%, due 09/01/15                               413,169
                                                             ---------------
                                                                   2,042,315
                                                             ---------------

                  GOVERNMENT NATIONAL
                    MORTGAGE ASSOCIATION: 91.5%
     56,199,231   5.000%, due 04/15/33-03/15/34                   56,686,460
    135,358,335   5.500%, due 03/15/33-04/20/29                  139,397,594
        548,839   5.650%, due 07/15/29                               581,980
    158,622,839   6.000%, due 08/16/30-04/16/29                  165,640,150
      1,401,778   6.250%, due 04/15/26-04/15/28                    1,476,878
        134,292   6.340%, due 02/15/29                               133,153
        571,104   6.350%, due 09/15/33                               635,008
      5,796,407   6.400%, due 10/15/33-08/15/38                    6,462,339
      1,164,106   6.470%, due 09/15/33                             1,300,683
     53,955,582   6.500%, due 03/15/30-07/20/29                   58,655,322
     14,507,607   6.630%, due 01/15/34-01/15/40                   16,536,723
      4,622,641   6.650%, due 06/15/30-02/15/15                    5,205,657
      3,514,753   6.670%, due 01/15/40                             4,030,754
      6,191,746   6.690%, due 07/15/40                             7,159,655
        281,139   6.700%, due 12/15/14                               296,474
     17,511,876   6.750%, due 10/15/39-08/15/29                   19,978,895
      2,845,551   6.810%, due 07/15/39                             3,281,906
      4,068,682   6.820%, due 04/15/34-05/15/27                    4,651,026
      9,828,647   6.840%, due 10/15/36                            11,468,172
      1,800,915   6.870%, due 03/15/39                             2,085,800
      5,896,805   6.880%, due 02/15/40-01/15/29                    6,769,888
      2,173,707   6.900%, due 01/15/32                             2,540,651
      2,885,718   6.950%, due 12/15/29                             3,073,487
     74,833,361   7.000%, due 05/15/31-07/15/29                   79,986,406
      8,967,341   7.010%, due 02/15/37                            10,428,996
        950,857   7.050%, due 07/15/29                             1,084,124
      5,554,121   7.100%, due 11/15/39                             6,478,369
      8,941,349   7.130%, due 09/15/39                            10,366,767
      3,339,530   7.150%, due 07/15/36-07/15/36                    3,904,609
      4,142,096   7.250%, due 09/15/31-06/15/29                    4,565,088
      2,950,706   7.300%, due 08/15/36                             3,420,625
      6,556,094   7.500%, due 10/15/30-08/15/29                    7,105,876
      5,017,768   7.600%, due 08/15/31                             5,795,984
     10,911,743   7.630%, due 08/15/32-07/15/38                   12,178,952
         78,766   7.650%, due 12/15/12                                82,894
        497,212   7.700%, due 08/15/13                               524,081
      6,166,055   7.750%, due 03/15/32-10/15/29                    6,968,652
      1,043,907   7.800%, due 01/15/42-07/15/19                    1,205,562
      9,852,265   7.880%, due 11/15/34-09/15/29                   10,845,141
     12,051,155   8.000%, due 01/15/30-05/15/28                   13,483,195
        197,359   8.050%, due 07/15/19-04/15/21                      217,927
      1,308,312   8.100%, due 06/15/12-07/15/12                    1,381,572
$     4,981,406   8.130%, due 05/15/38                       $     5,710,538
      5,342,293   8.150%, due 03/15/12-09/15/15                    5,653,910
      5,471,324   8.200%, due 10/15/11-05/15/13                    5,787,497
      2,045,696   8.250%, due 11/15/35-10/15/24                    2,329,577
      6,978,620   8.500%, due 10/15/31-12/15/29                    7,485,047
        118,078   8.750%, due 10/15/23-06/15/27                      122,520
      2,827,737   9.000%, due 11/15/33-11/15/27                    2,966,682
      1,372,123   9.250%, due 06/15/30                             1,465,809
        976,243   10.250%, due 08/15/29                            1,060,274
                                                             ---------------
                                                                 730,655,329
                                                             ---------------
                  Total U.S. Government
                    Agency Obligations
                    (Cost $700,348,431)                          734,968,718
                                                             ---------------

U.S. TREASURY OBLIGATIONS: 0.3%

                  U.S. TREASURY BONDS: 0.3%
      2,000,000   5.380%, due 02/15/31                             2,180,626
                                                             ---------------
                  Total U.S. Treasury Obligations
                    (Cost $2,230,133)                              2,180,626
                                                             ---------------
                  Total Long-Term Investments
                    (Cost $702,578,564)                          737,149,344
                                                             ---------------

SHORT-TERM INVESTMENTS: 7.2%
                  U.S. TREASURY BILLS: 7.2%
      4,000,000   0.000%, due 04/01/04                             3,999,908
     22,000,000   0.000%, due 05/13/04                            21,976,816
     31,500,000   0.000%, due 06/10/04                            31,444,938
                                                             ---------------
                  Total Short-term Investments
                    (Cost $57,420,895)                            57,421,662
                                                             ---------------
                  TOTAL INVESTMENTS IN
                    SECURITIES (COST
                    $759,999,459)*                 99.60%    $   794,571,006
                  OTHER ASSETS AND
                    LIABILITIES-NET                 0.40           2,800,949
                                                  ------     ---------------
                  NET ASSETS                      100.00%    $   797,371,955
                                                  ======     ===============

     Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.
     Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consist of:

                  Gross Unrealized Appreciation              $    37,948,917
                  Gross Unrealized Depreciation                   (3,377,370)
                                                             ---------------
                  Net Unrealized Appreciation                $    34,571,547
                                                             ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND                                    as of March 31, 2004

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
CORPORATE BONDS: 93.7%

                               ADVERTISING: 0.5%
$       185,000                Vertis, Inc., 9.750%,
                                 due 04/01/09                             $       201,187
        135,000                Vertis, Inc., 10.880%,
                                 due 06/15/09                                     136,688
                                                                          ---------------
                                                                                  337,875
                                                                          ---------------

                               AEROSPACE/DEFENSE: 1.1%
        180,000                DRS Technologies, Inc., 6.880%,
                                 due 11/01/13                                     188,100
        175,000                L-3 Communications Corp.,
                                 6.130%, due 07/15/13                             181,563
        180,000                L-3 Communications Corp.,
                                 7.630%, due 06/15/12                             198,900
        215,000                Sequa Corp., 9.000%,
                                 due 08/01/09                                     242,950
                                                                          ---------------
                                                                                  811,513
                                                                          ---------------

                               AIRLINES: 0.1%
         50,000                Delta Air Lines, Inc., 7.300%,
                                 due 09/18/06                                      41,809
                                                                          ---------------
                                                                                   41,809
                                                                          ---------------

                               APPAREL: 0.8%
        250,000                Phillips-Van Heusen, 8.130%,
                                 due 05/01/13                                     270,625
        305,000                Russell Corp., 9.250%,
                                 due 05/01/10                                     325,588
                                                                          ---------------
                                                                                  596,213
                                                                          ---------------

                               AUTO PARTS & EQUIPMENT: 2.7%
        145,000                ArvinMeritor, Inc., 6.630%,
                                 due 06/15/07                                     151,163
         75,000                Collins & Aikman Products,
                                 10.750%, due 12/31/11                             77,438
         80,000                Dana Corp., 7.000%,
                                 due 03/15/28                                      80,200
        120,000                Dana Corp., 10.130%,
                                 due 03/15/10                                     139,200
        190,000       L        Dura Operating Corp.,
                                 8.630%, due 04/15/12                             203,300
        210,000                  Eagle-Picher Industries, Inc.,
                                 9.750%, due 09/01/13                             231,000
         24,000                HLI Operating Co., Inc.,
                                 10.500%, due 06/15/10                             27,420
        105,000                Lear Corp., 8.110%,
                                 due 05/15/09                                     124,688
        170,000                Rexnord Corp., 10.130%, due                        187,000
        315,000                Tenneco Automotive, Inc.,
                                 10.250%, due 07/15/13                            363,825
        331,000                TRW Automotive, Inc.,
                                 11.000%, due 02/15/13                            397,199
                                                                          ---------------
                                                                                1,982,433
                                                                          ---------------

                               BUILDING MATERIALS: 0.6%
        155,000       #        Nortek Holdings, Inc., 0.000%,
                                 due 05/15/11                                     118,575
        110,000       #        Nortek Holdings, Inc., 4.170%,
                                 due 12/31/10                                     111,650
        175,000       L        Nortek, Inc., 9.880%,
                                 due 06/15/11                                     197,750
                                                                          ---------------
                                                                                   427,975
                                                                          ---------------

                               CHEMICALS: 3.7%
$       345,000       L        Equistar Funding Corp.,
                                 10.630%, due 05/01/11                    $       373,463
        640,000                IMC Global, Inc., 10.880%,
                                 due 06/01/08                                     774,400
        330,000       L        Lyondell Chemical Co.,
                                 9.630%, due 05/01/07                             343,200
        500,000      #,L       Nalco Co., 7.750%,
                                 due 11/15/11                                     525,000
        325,000       L        PolyOne Corp., 8.880%,
                                 due 05/01/12                                     316,875
        345,000                Rockwood Specialties Group, Inc.,
                                 10.630%, due 05/15/11                            382,950
                                                                          ---------------
                                                                                2,715,888
                                                                          ---------------

                               COMMERCIAL SERVICES: 0.9%
        205,000                Corrections Corp. of America,
                                 7.500%, due 05/01/11                             217,044
        290,000      #,L       United Rentals North America,
                                 Inc., 6.500%, due 02/15/12                       290,000
        145,000      #,L       United Rentals North America,
                                 Inc., 7.000%, due 02/15/14                       137,025
                                                                          ---------------
                                                                                  644,069
                                                                          ---------------

                               COMPUTERS: 0.3%
        200,000     @@,L       Seagate Technology HDD
                                 Holdings, 8.000%, due 05/15/09                   219,500
                                                                          ---------------
                                                                                  219,500
                                                                          ---------------

                               DISTRIBUTION/WHOLESALE: 0.5%
        340,000                Aviall, Inc., 7.630%,
                                 due 07/01/11                                     365,500
                                                                          ---------------
                                                                                  365,500
                                                                          ---------------

                               DIVERSIFIED FINANCIAL SERVICES: 1.9%
        145,000      @@        Eircom Funding, 8.250%, due                        162,400
         90,000       #        Global Cash Finance Corp.,
                                 8.750%, due 03/15/12                              94,050
        553,439       #        Hollinger Participation Trust,
                                 12.130%, due 11/15/10                            641,297
        320,000                Nexstar Finance, Inc., 12.000%,
                                 due 04/01/08                                     361,600
         90,000                Universal City Development
                                 Partners, 11.750%,
                                 due 04/01/10                                     105,188
                                                                          ---------------
                                                                                1,364,535
                                                                          ---------------

                               ELECTRIC: 6.6%
        910,000     #,L        AES Corp., 8.750%,
                                 due 05/15/13                                   1,005,549
        395,000       #        Allegheny Energy Supply
                                 Statutory Trust 2001, 10.250%,
                                 due 11/15/07                                     432,525
         15,000       #        Allegheny Energy Supply
                                 Statutory Trust 2001, 13.000%,
                                 due 11/15/07                                      15,450
         45,000       L        Calpine Corp., 8.500%,
                                 due 02/15/11                                      33,300
        380,000     #,L        Calpine Corp., 8.750%,
                                 due 07/15/13                                     349,600
        250,000                Edison Mission Energy, 7.730%,
                                 due 06/15/09                                     242,500
        520,000                FirstEnergy Corp., 6.450%,
                                 due 11/15/11                                     570,348

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND                        as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------------
                               ELECTRIC (CONTINUED)
$       215,000                Homer City Funding LLC,
                                 8.730%, due 10/01/26                     $       239,725
        100,000                Illinois Power Co., 7.500%,
                                 due 07/15/25                                     102,500
        250,000      L         Illinois Power Co., 11.500%,
                                 due 12/15/10                                     302,500
        460,000                Nevada Power Co., 10.880%,
                                 due 10/15/09                                     538,200
        460,000     #,L        NRG Energy, Inc., 8.000%,
                                 due 12/15/13                                     477,250
        275,000      #         PG&E Corp., 6.880%,
                                 due 07/15/08                                     301,469
        310,000      L         TECO Energy, Inc., 7.500%,
                                 due 06/15/10                                     335,575
                                                                          ---------------
                                                                                4,946,491
                                                                          ---------------

                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.4%
        145,000     @@         FIMEP SA, 10.500%,
                                 due 02/15/13                                     173,275
        115,000      #         General Cable Corp., 9.500%,
                                 due 11/15/10                                     127,075
                                                                          ---------------
                                                                                  300,350
                                                                          ---------------

                               ELECTRONICS: 0.7%
        100,000                Sanmina-SCI Corp., 10.380%,
                                 due 01/15/10                                     118,500
        165,000                Stoneridge, Inc., 11.500%,
                                 due 05/01/12                                     197,587
        165,000      #         Viasystems, Inc., 10.500%,
                                 due 01/15/11                                     185,213
                                                                          ---------------
                                                                                  501,300
                                                                          ---------------

                               ENTERTAINMENT: 2.5%
        215,000     #,L        AMC Entertainment, Inc.,
                                 8.000%, due 03/01/14                             214,463
        245,000     #,L        American Casino & Entertainment
                                 Properties LLC, 7.850%,
                                 due 02/01/12                                     246,225
        245,000      L         Argosy Gaming Co., 9.000%,
                                 due 09/01/11                                     276,849
        245,000     #,L        Carmike Cinemas, Inc., 7.500%,
                                 due 02/15/14                                     250,513
        225,000                Cinemark USA, Inc., 9.000%,
                                 due 02/01/13                                     245,813
        250,000      L         Regal Cinemas, Inc., 9.380%,
                                 due 02/01/12                                     283,749
        135,000      #         Six Flags, Inc., 9.630%,
                                 due 06/01/14                                     144,113
        135,000      L         Six Flags, Inc., 9.750%,
                                 due 04/15/13                                     144,113
                                                                          ---------------
                                                                                1,805,838
                                                                          ---------------

                               ENVIRONMENTAL CONTROL: 2.0%
        100,000     #,L        Allied Waste North America,
                                 6.130%, due 02/15/14                              97,125
        925,000      L         Allied Waste North America,
                                 8.500%, due 12/01/08                           1,040,625
        290,000                Imco Recycling, Inc., 10.380%,
                                 due 10/15/10                                     311,750
                                                                          ---------------
                                                                                1,449,500
                                                                          ---------------

                               FOOD: 3.2%
$       300,000      L         Del Monte Corp., 8.630%, due   $                   339,000
        445,000                Delhaize America, Inc., 8.130%,
                                 due 04/15/11                                     513,975
        105,000                Delhaize America, Inc., 9.000%,
                                 due 04/15/31                                     125,869
        545,000      #         Land O' Lakes, Inc., 9.000%,
                                 due 12/15/10                                     553,175
        155,000      #         Michael Foods, Inc., 8.000%,
                                 due 11/15/13                                     165,075
        135,000                Roundy's, Inc., 8.880%,
                                 due 06/15/12                                     149,175
        320,000                Smithfield Foods, Inc., 7.750%,
                                 due 05/15/13                                     353,600
        150,000                Swift & Co., 12.500%,
                                 due 01/01/10                                     161,250
                                                                          ---------------
                                                                                2,361,119
                                                                          ---------------

                               FOREST PRODUCTS & PAPER: 3.0%
        455,000                Appleton Papers, Inc., 12.500%,
                                 due 12/15/08                                     516,425
        480,000      L         Georgia-Pacific Corp., 8.130%,
                                 due 05/15/11                                     547,199
        180,000      L         Georgia-Pacific Corp., 8.880%,
                                 due 02/01/10                                     211,050
        305,000                Georgia-Pacific Corp., 9.380%,
                                 due 02/01/13                                     360,663
        375,000      @@,#      Millar Western Forest Products
                                 Ltd., 7.750%, due 11/15/13                       400,313
        190,000      @@,#      Norske Skog Canada Ltd.,
                                 7.380%, due 03/01/14                             196,650
                                                                          ---------------
                                                                                2,232,300
                                                                          ---------------

                               HEALTHCARE-SERVICES: 2.7%
        330,000      #         Genesis HealthCare Corp.,
                                 8.000%, due 10/15/13                             353,100
        645,000                HCA, Inc., 7.880%,
                                 due 02/01/11                                     743,700
        450,000                HCA, Inc., 8.750%,
                                 due 09/01/10                                     539,620
        195,000      L         Tenet Healthcare Corp.,
                                 7.380%, due 02/01/13                             176,963
        155,000      #,L       Triad Hospitals, Inc., 7.000%,
                                 due 11/15/13                                     159,650
                                                                          ---------------
                                                                                1,973,033
                                                                          ---------------

                               HOLDING COMPANIES-DIVERSIFIED: 0.1%

         40,000                SCG Holding Corp., 12.000%,
                                 due 08/01/09                                      43,400
                                                                          ---------------
                                                                                   43,400
                                                                          ---------------

                               HOME BUILDERS: 3.2%
         40,000                Beazer Homes USA, Inc.,
                                 8.380%, due 04/15/12                              44,900
        145,000                DR Horton, Inc., 7.880%, due                       170,375
         35,000                K Hovnanian Enterprises, Inc.,
                                 6.500%, due 01/15/14                              35,963
        165,000      L         K Hovnanian Enterprises, Inc.,
                                 7.750%, due 05/15/13                             180,675
        150,000                KB Home, 7.750%,
                                 due 02/01/10                                     163,125
        180,000                Meritage Corp., 9.750%,
                                 due 06/01/11                                     205,200

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND                        as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------------
                               HOME BUILDERS (CONTINUED)

$        80,000                Ryland Group, Inc., 9.130%,
                                 due 06/15/11                             $        92,000
        105,000                Standard-Pacific Corp.,
                                 5.130%, due 04/01/09                             104,738
        165,000      L         Standard-Pacific Corp.,
                                 7.750%, due 03/15/13                             183,150
        370,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                             404,224
        165,000                Technical Olympic USA, Inc.,
                                 10.380%, due 07/01/12                            186,863
        250,000      L         WCI Communities, Inc.,
                                 10.630%, due 02/15/11                            283,750
        255,000      #         William Lyon Homes, Inc.,
                                 7.500%, due 02/15/14                             266,475
                                                                          ---------------
                                                                                2,321,438
                                                                          ---------------

                               HOME FURNISHINGS: 0.3%
        180,000      #         Norcraft Finance Corp., 9.000%,
                                 due 11/01/11                                     192,600
                                                                          ---------------
                                                                                  192,600
                                                                          ---------------

                               HOUSEHOLD PRODUCTS/WARES: 1.0%
        230,000     #,L        American Achievement Corp.,
                                 8.250%, due 04/01/12                             237,475
        450,000      L         American Greetings, 11.750%,
                                 due 07/15/08                                     528,750
                                                                          ---------------
                                                                                  766,225
                                                                          ---------------

                               IRON/STEEL: 0.3%
        210,000                United States Steel Corp.,
                                 9.750%, due 05/15/10                             240,450
                                                                          ---------------
                                                                                  240,450
                                                                          ---------------

                               LEISURE TIME: 0.8%
        205,000     @@         Royal Caribbean Cruises Ltd.,
                                 7.500%, due 10/15/27                             209,100
        350,000     @@         Royal Caribbean Cruises Ltd.,
                                 8.000%, due 05/15/10                             397,250
                                                                          ---------------
                                                                                  606,350
                                                                          ---------------

                               LODGING: 8.1%
        490,000                Ameristar Casinos, Inc.,
                                 10.750%, due 02/15/09                            569,012
        250,000      L         Aztar Corp., 9.000%,
                                 due 08/15/11                                     282,188
        710,000                Caesars Entertainment, Inc.,
                                 7.880%, due 03/15/10                             795,199
        325,000                Caesars Entertainment, Inc.,
                                 9.380%, due 02/15/07                             367,250
        225,000                Extended Stay America, Inc.,
                                 9.880%, due 06/15/11                             265,500
        360,000                Hilton Hotels Corp., 7.630%,
                                 due 12/01/12                                     415,350
        290,000                Mandalay Resort Group,
                                 9.500%, due 08/01/08                             346,913
      1,120,000      L         MGM Mirage, 8.380%,
                                 due 02/01/11                                   1,299,199
        315,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.880%,
                                 due 05/01/12                                     357,525
        355,000      #         Station Casinos, Inc., 6.000%,
                                due 04/01/12                                      369,200
$       290,000     #,L        Station Casinos, Inc., 6.500%,
                                 due 02/01/14                             $       293,988
        290,000                Venetian Casino Resort LLC,
                                 11.000%, due 06/15/10                            334,950
        270,000                Wynn Las Vegas Capital Corp.,
                                 12.000%, due 11/01/10                            326,700
                                                                          ---------------
                                                                                6,022,974
                                                                          ---------------

                               MACHINERY-DIVERSIFIED: 0.3%
        165,000                Cummins, Inc., 9.500%,
                                 due 12/01/10                                     195,113
                                                                          ---------------
                                                                                  195,113
                                                                          ---------------

                               MEDIA: 12.2%
        125,000                Allbritton Communications Co.,
                                 7.750%, due 12/15/12                             130,313
        275,000                Block Communications, Inc.,
                                 9.250%, due 04/15/09                             294,250
        105,000     W,#        Cablevision Systems Corp.,
                                 0.000%, due 04/01/09                             105,394
        195,000     @@         CanWest Media, Inc., 10.630%,
                                 due 05/15/11                                     222,300
        445,000     #,L        CCO Holdings Capital Corp.,
                                 8.750%, due 11/15/13                             456,124
        240,000                Charter Communications
                                 Holdings Capital Corp., 9.630%,
                                 due 11/15/09                                     204,000
        125,000     W,#        CSC Holdings, Inc., 6.750%,
                                 due 04/15/12                                     127,188
        155,000                CSC Holdings, Inc., 7.630%,
                                 due 04/01/11                                     164,300
        430,000                CSC Holdings, Inc., 7.880%,
                                 due 12/15/07                                     464,399
         65,000      L         CSC Holdings, Inc., 8.130%,
                                 due 07/15/09                                      70,200
        120,000                Dex Media East Finance Co.,
                                 12.130%, due 11/15/12                            140,700
        160,000      #         Dex Media Finance Co.,
                                 9.880%, due 08/15/13                             178,400
        245,000      #         Dex Media, Inc., 8.000%,
                                 due 11/15/13                                     244,388
        450,000                DirecTV Holdings LLC, 8.380%,
                                 due 03/15/13                                     515,249
        260,000      #         Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                     269,750
         55,000     #,L        Echostar DBS Corp., 6.380%,
                                 due 10/01/11                                      58,713
        165,000                Entravision Communications
                                 Corp., 8.130%, due 03/15/09                      177,788
        390,000      #         Granite Broadcasting Corp.,
                                 9.750%, due 12/01/10                             378,300
        440,000                Gray Television, Inc., 9.250%,
                                 due 12/15/11                                     493,899
        365,000                Hollinger Intl. Publishing,
                                 9.000%, due 12/15/10                             403,325
        210,000                Houghton Mifflin Co., 8.250%,
                                 due 02/01/11                                     217,088
         65,000      L         Houghton Mifflin Co., 9.880%,
                                 due 02/01/13                                      67,438
         45,000                Insight Communications Co.,
                                 Inc., 0.000%, due 02/15/11                        38,250
        170,000                LIN Television Corp., 6.500%,
                                 due 05/15/13                                     177,225

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND                        as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               MEDIA (CONTINUED)
$       140,000        L       Mediacom LLC, 9.500%,
                                 due 01/15/13                             $       139,300
        140,000        #       Nexstar Finance, Inc., 7.000%,
                                 due 01/15/14                                     139,300
        105,000        L       Paxson Communications Corp.,
                                 10.750%, due 07/15/08                            110,513
        360,000                Primedia, Inc., 8.880%,
                                 due 05/15/11                                     370,800
        310,000       @@       Quebecor Media, Inc.,
                                 11.130%, due 07/15/11                            357,275
        150,000                Radio One, Inc., 8.880%, due                       167,250
        110,000        #       Reader's Digest Association, Inc.,
                                 6.500%, due 03/01/11                             113,850
        190,000                Salem Communications Holding
                                 Corp., 9.000%, due 07/01/11                      208,288
        235,000                Sinclair Broadcast Group, Inc.,
                                 8.000%, due 03/15/12                             255,856
        240,000        #       Spanish Broadcasting System,
                                 9.630%, due 11/01/09                             255,300
        150,000       @@       Sun Media Corp., 7.630%,
                                 due 02/15/13                                     163,875
        205,000       @@       Videotron Ltee, 6.880%,
                                 due 01/15/14                                     215,250
        400,000       @@       Vivendi Universal SA, 6.250%,
                                 due 07/15/08                                     433,999
        215,000        #       Young Broadcasting, Inc.,
                                 8.500%, due 12/15/08                             233,275
        253,000        L       Young Broadcasting, Inc.,
                                 10.000%, due 03/01/11                            271,975
                                                                          ---------------
                                                                                9,035,087
                                                                          ---------------
                               MISCELLANEOUS MANUFACTURING: 1.7%
        185,000        #       Koppers, Inc., 9.880%,
                                 due 10/15/13                                     204,425
        105,000        L       SPX Corp., 7.500%,
                                 due 01/01/13                                     113,925
        810,000       @@       Tyco Intl. Group SA, 6.750%,
                                 due 02/15/11                                     903,253
                                                                          ---------------
                                                                                1,221,603
                                                                          ---------------
                               OFFICE/BUSINESS EQUIPMENT: 0.6%
         80,000                Xerox Capital Trust I, 8.000%,
                                 due 02/01/27                                      79,000
        330,000        L       Xerox Corp., 7.630%,
                                 due 06/15/13                                     353,100
                                                                          ---------------
                                                                                  432,100
                                                                          ---------------
                               OIL AND GAS: 3.0%
        520,000                Chesapeake Energy Corp.,
                                 7.500%, due 09/15/13                             577,200
         90,000                Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                      96,750
        425,000                Swift Energy Co., 9.380%,
                                 due 05/01/12                                     476,000
        550,000       @@       Western Oil Sands, Inc., 8.380%,
                                 due 05/01/12                                     658,625
        375,000                Westport Resources Corp.,
                                 8.250%, due 11/01/11                             419,063
                                                                          ---------------
                                                                                2,227,638
                                                                          ---------------
                               OIL AND GAS SERVICES: 1.7%
$       175,000                Grant Prideco Escrow Corp.,
                                 9.000%, due 12/15/09                     $       198,188
        500,000                Grant Prideco, Inc., 9.630%,
                                 due 12/01/07                                     567,500
         70,000                Hanover Compressor Co.,
                                 0.000%, due 03/31/07                              54,250
        385,000        L       Hanover Equipment Trust,
                                 8.500%, due 09/01/08                             413,875
                                                                          ---------------
                                                                                1,233,813
                                                                          ---------------
                               PACKAGING AND CONTAINERS: 4.8%
        295,000                BWAY Corp., 10.000%,
                                 due 10/15/10                                     317,125
        645,000       @@       Crown European Holdings SA,
                                 10.880%, due 03/01/13                            754,650
        375,000                Greif, Inc., 8.880%,
                                 due 08/01/12                                     410,625
        340,000                Jefferson Smurfit Corp. US,
                                 8.250%, due 10/01/12                             372,300
        135,000       @@       Norampac, Inc., 6.750%, due                        143,775
        320,000        L       Owens-Brockway, 8.250%,
                                 due 05/15/13                                     331,200
        765,000        L       Owens-Brockway, 8.880%,
                                 due 02/15/09                                     830,025
        360,000       #,L      Solo Cup Co., 8.500%,
                                 due 02/15/14                                     374,850
                                                                          ---------------
                                                                                3,534,550
                                                                          ---------------
                               PHARMACEUTICALS: 0.8%
         50,000                AmerisourceBergen Corp.,
                                 7.250%, due 11/15/12                              54,625
        485,000                AmerisourceBergen Corp.,
                                 8.130%, due 09/01/08                             543,200
                                                                          ---------------
                                                                                  597,825
                                                                          ---------------
                               PIPELINES: 4.3%
        265,000                ANR Pipeline Co., 8.880%,
                                 due 03/15/10                                     295,475
        205,000                CenterPoint Energy Resources
                                 Corp., 7.750%, due 02/15/11                      234,075
        210,000        #       Dynegy Holdings, Inc., 9.880%,
                                 due 07/15/10                                     229,425
        245,000        L       El Paso Corp., 7.880%,
                                 due 06/15/12                                     220,500
         82,000                GulfTerra Energy Finance
                                 Corp., 10.630%, due 12/01/12                     103,320
        166,000                GulfTerra Energy Partners LP,
                                 8.500%, due 06/01/10                             192,560
        200,000                Southern Natural Gas Co.,
                                 7.350%, due 02/15/31                             193,000
        210,000        L       Southern Natural Gas Co.,
                                 8.000%, due 03/01/32                             216,825
        355,000                Transcontinental Gas Pipe LN,
                                 7.250%, due 12/01/26                             371,863
        815,000                Transcontinental Gas Pipe LN,
                                 8.880%, due 07/15/12                             969,849
        105,000       @@       Utilicorp Canada Finance Corp.,
                                 7.750%, due 06/15/11                             101,325
                                                                          ---------------
                                                                                3,128,217
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND                        as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               REAL ESTATES: 1.2%
$       350,000                Felcor Lodging LP, 9.500%,
                                 due 09/15/08                             $       374,500
         95,000                Host Marriott Corp., 7.880%,
                                 due 08/01/08                                      99,156
        170,000        #       iStar Financial, Inc., 5.130%,
                                 due 04/01/11                                     169,150
        170,000        #       La Quinta Properties, Inc.,
                                 8.880%, due 03/15/11                             192,950
         55,000        #       Omega Healthcare Investors,
                                 Inc., 7.000%, due 04/01/14                        56,650
                                                                          ---------------
                                                                                  892,406
                                                                          ---------------
                               RETAIL: 6.1%
        270,000                Asbury Automotive Group, Inc.,
                                 9.000%, due 06/15/12                             290,250
        105,000       #,L      CSK Auto, Inc., 7.000%,
                                 due 01/15/14                                     106,050
        400,000                Dollar General Corp., 8.630%,
                                 due 06/15/10                                     475,999
        170,000        L       Domino's, Inc., 8.250%,
                                 due 07/01/11                                     184,025
        285,000                Gap, Inc., 10.550%,
                                 due 12/15/08                                     354,825
        150,000        #       General Nutrition Centers, Inc.,
                                 8.500%, due 12/01/10                             158,250
        145,000        L       JC Penney Co., Inc., 6.880%,
                                 due 10/15/15                                     160,588
        540,000                JC Penney Co., Inc., 8.000%,
                                 due 03/01/10                                     635,849
        385,000                Rite Aid Corp., 8.130%,
                                 due 05/01/10                                     413,875
        190,000        L       Rite Aid Corp., 9.250%,
                                 due 06/01/13                                     202,350
         63,000        #       Saks, Inc., 7.000%,
                                 due 12/01/13                                      66,465
        100,000                Saks, Inc., 8.250%,
                                 due 11/15/08                                     113,000
        525,000        #       Star Gas Finance Co., 10.250%,
                                 due 02/15/13                                     588,000
        300,000        L       Toys R US, Inc., 7.630%, due                       315,000
        310,000                Yum! Brands, Inc., 8.880%,
                                 due 04/15/11                                     388,663
                                                                          ---------------
                                                                                4,453,189
                                                                          ---------------
                               SEMICONDUCTORS: 0.3%
        100,000        L       Amkor Technology, Inc.,
                                 9.250%, due 02/15/08                             110,750
         93,000                ON Semiconductor Corp.,
                                 13.000%, due 05/15/08                            112,995
                                                                          ---------------
                                                                                  223,745
                                                                          ---------------
                               TELECOMMUNICATIONS: 8.7%
        600,000        L       American Tower Corp., 9.380%,
                                 due 02/01/09                                     635,999
        250,000       #,L      American Towers, Inc., 7.250%,
                                 due 12/01/11                                     256,875
        230,000                Centennial Communications
                                 Corp., 10.130%, due 06/15/13                     238,050
        140,000        L       Cincinnati Bell, Inc., 7.250%,
                                 due 07/15/13                                     142,100
        145,000        L       Cincinnati Bell, Inc., 8.380%,
                                 due 01/15/14                                     142,825
$        55,000        L       Crown Castle Intl. Corp.,
                                 9.380%, due 08/01/11                     $        59,950
        330,000        L       Crown Castle Intl. Corp.,
                                 10.750%, due 08/01/11                            371,249
         35,000                Crown Castle Intl. Corp.,
                                 7.500%, due 12/01/13                              34,563
         75,000        L       Dobson Communications Corp.,
                                 10.880%, due 07/01/10                             66,750
        145,000      @@,#      Inmarsat Finance PLC, 7.630%,
                                 due 06/30/12                                     151,888
        225,000        #       Insight Capital, Inc., 10.500%,
                                 due 11/01/10                                     243,000
         95,000                Lucent Technologies, Inc.,
                                 6.450%, due 03/15/29                              80,750
        140,000        L       Lucent Technologies, Inc.,
                                 7.250%, due 07/15/06                             147,350
         95,000                MetroPCS, Inc., 10.750%, due                       101,175
        205,000        L       Nextel Communications, Inc.,
                                 6.880%, due 10/31/13                             218,838
        625,000        L       Nextel Communications, Inc.,
                                 7.380%, due 08/01/15                             679,687
        325,000        L       Nextel Communications, Inc.,
                                 9.380%, due 11/15/09                             355,063
         25,000                Nextel Partners, Inc., 8.130%,
                                 due 07/01/11                                      26,563
        110,000                Nextel Partners, Inc., 12.500%,
                                 due 11/15/09                                     129,800
         95,000        L       PanAmSat Corp., 8.500%,
                                 due 02/01/12                                      99,750
        165,000        #       Qwest Corp., 9.130%,
                                 due 03/15/12                                     188,100
        220,000       #,L      Qwest Services Corp., 13.000%,
                                 due 12/15/07                                     254,100
        345,000       #,L      Qwest Services Corp., 13.500%,
                                 due 12/15/10                                     402,787
        295,000       @@       Rogers Wireless Communications,
                                 Inc., 9.630%, due 05/01/11                       362,480
         75,000        #       Rural Cellular Corp., 8.250%,
                                 due 03/15/12                                      77,063
        225,000       #,L      SBA Telecommunications, Inc.,
                                 9.275%, due 12/15/11                             159,188
        135,000        L       Spectrasite, Inc., 8.250%,
                                 due                                              145,125
        295,000       @@       TELUS Corp., 8.000%,
                                 due 06/01/11                                     355,959
         75,000        #       UbiquiTel Operating Co.,
                                 9.880%, due 03/01/11                              73,500
        240,000                Western Wireless Corp., 9.250%,
                                 due 07/15/13                                     247,800
                                                                          ---------------
                                                                                6,448,327
                                                                          ---------------
                               Total Corporate Bonds (Cost
                                 $65,336,592)                                  68,894,291
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND                        as of March 31, 2004 (Continued)

SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
PREFERRED STOCK: 1.0%
                               MEDIA: 1.0%
          4,800                Cablevision Systems Corp.                  $       502,320
          1,025        @       Paxson Communications Corp.                         92,506
            134                Spanish Broadcasting System                        135,675
                                                                          ---------------
                                                                                  730,501
                                                                          ---------------
                               TELECOMMUNICATIONS: 0.0%
            373     @@,I,X     O Sullivan Industries, Inc.                             --
                                                                          ---------------
                                                                                       --
                                                                          ---------------
                               Total Preferred Stock (Cost
                                 $718,562)                                        730,501
                                                                          ---------------
WARRANTS: 0.0%
             90       @,#      American Tower Corp.                                12,825
            500   ##,@@,I,X    GT Group Telecom, Inc.                                  --
          1,000     @@,I,X     O Sullivan Industries, Inc.                             --
                                                                          ---------------
                               Total Warrants (Cost $6,677)                        12,825
                                                                          ---------------
                               Total Long Term Investments
                                 (Cost $66,061,831)                            69,637,617
                                                                          ---------------

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 3.7%
$     2,731,000                Goldman Sachs Repurchase
                                 Agreement dated 03/31/04,
                                 1.0700%, due 04/01/04,
                                 $2,731,081 to be received
                                 upon repurchase
                                 (Collateralized by Federal
                                 Home Loan Bank, 6.3750%,
                                 Market Value $2,790,965,
                                 due 08/15/06)                                  2,731,000
                                                                          ---------------
                               Total Repurchase Agreement
                                 (Cost $2,731,000)                              2,731,000
                                                                          ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $68,792,831)*                    98.4%   $    72,368,617
                               OTHER ASSETS AND
                                 LIABILITIES--NET                  1.6%         1,174,166
                                                                 -----    ---------------
                               NET ASSETS                        100.0%   $    73,542,783
                                                                 =====    ===============

@    Non-income producing security
@@   Foreign issuer
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Trustees.
W    When-issued or delayed delivery security.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $15,217,516, or 20.7% of net assets.
I    Illiquid security
##   Illiquid and restricted securities
L Loaned security, a portion or all of the security is on loan at March 31, 2004.
* Cost for federal income tax purposes is $68,845,516. Net unrealized appreciation consist of:

                               Gross Unrealized Appreciation              $     3,682,626
                               Gross Unrealized Depreciation                     (159,525)
                                                                          ---------------
                               Net Unrealized Appreciation                $     3,523,101
                                                                          ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                             as of March 31, 2004

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
CORPORATE BONDS: 94.8%
                               ADVERTISING: 0.5%
$       715,000                Vertis, Inc., 9.750%,
                                 due 04/01/09                             $       777,562
        535,000        L       Vertis, Inc., 10.880%,
                                 due 06/15/09                                     541,688
                                                                          ---------------
                                                                                1,319,250
                                                                          ---------------
                               AEROSPACE/DEFENSE: 1.2%
        690,000                DRS Technologies, Inc., 6.880%,
                                 due 11/01/13                                     721,050
        685,000                L-3 Communications Corp.,
                                 7.630%, due 06/15/12                             756,925
        670,000                L-3 Communications Corp.,
                                 6.130%, due 07/15/13                             695,125
        825,000        L       Sequa Corp., 8.880%,
                                 due 04/01/08                                     921,938
         50,000                Sequa Corp., 9.000%,
                                 due 08/01/09                                      56,500
                                                                          ---------------
                                                                                3,151,538
                                                                          ---------------
                               AIRLINES: 0.1%
        235,000        L       Delta Air Lines, Inc., 7.300%,
                                 due 09/18/06                                     196,502
                                                                          ---------------
                                                                                  196,502
                                                                          ---------------
                               APPAREL: 1.0%
      1,225,000                Phillips-Van Heusen, 8.130%,
                                 due 05/01/13                                   1,326,063
      1,385,000                Russell Corp., 9.250%,
                                 due 05/01/10                                   1,478,487
                                                                          ---------------
                                                                                2,804,550
                                                                          ---------------
                               AUTO PARTS & EQUIPMENT: 3.1%
        565,000                ArvinMeritor, Inc., 6.630%,
                                 due 06/15/07                                     589,013
        290,000        L       Collins & Aikman Products,
                                 10.750%, due 12/31/11                            299,425
        310,000                Dana Corp., 7.000%,
                                 due 03/15/28                                     310,775
        550,000        L       Dana Corp., 10.130%,
                                 due 03/15/10                                     638,000
        730,000        L       Dura Operating Corp., 8.630%,
                                 due 04/15/12                                     781,100
        940,000                Eagle-Picher Industries, Inc.,
                               9.750%, due 09/01/13                             1,034,000
        166,000                HLI Operating Co., Inc.,
                                 10.500%, due 06/15/10                            189,655
        435,000                Lear Corp., 8.110%,
                                 due 05/15/09                                     516,563
        960,000                Rexnord Corp., 10.130%, due                      1,056,000
      1,230,000                Tenneco Automotive, Inc.,
                                 10.250%, due 07/15/13                          1,420,650
      1,185,000        L       TRW Automotive, Inc.,
                                 11.000%, due 02/15/13                          1,421,999
                                                                          ---------------
                                                                                8,257,180
                                                                          ---------------
                               BUILDING MATERIALS: 0.7%
      2,456,000     @,I,X,     Intl. Utility Structures, Inc.,
                     @@,**     0.000%, due 02/01/08                                     2
        660,000        #       Nortek Holdings, Inc.,
                                 0.000%, due 05/15/11                             504,900
        420,000        #       Nortek Holdings, Inc.,
                                 4.170%, due 12/31/10                             426,300
$       745,000                Nortek, Inc., 9.880%,
                                 due 06/15/11                             $       841,850
                                                                          ---------------
                                                                                1,773,052
                                                                          ---------------
                               CHEMICALS: 3.4%
      1,355,000        L       Equistar Funding Corp.,
                                 10.630%, due 05/01/11                          1,466,788
      1,450,000                IMC Global, Inc., 10.880%,
                                 due 06/01/08                                   1,754,500
        985,000        L       Lyondell Chemical Co.,
                                 9.630%, due 05/01/07                           1,024,400
      2,000,000       #,L      Nalco Co., 7.750%,
                                 due 11/15/11                                   2,100,000
      1,265,000        L       PolyOne Corp., 8.880%,
                                 due 05/01/12                                   1,233,375
      1,335,000        L       Rockwood Specialties Group,
                                 Inc., 10.630%, due 05/15/11                    1,481,850
                                                                          ---------------
                                                                                9,060,913
                                                                          ---------------
                               COMMERCIAL SERVICES: 1.0%
      1,045,000                Corrections Corp. of America,
                                 7.500%, due 05/01/11                           1,106,394
      1,145,000       #,L      United Rentals North America,
                                 Inc., 6.500%, due 02/15/12                     1,145,000
        570,000       #,L      United Rentals North America,
                                 Inc., 7.000%, due 02/15/14                       538,650
                                                                          ---------------
                                                                                2,790,044
                                                                          ---------------
                               COMPUTERS: 0.3%
        775,000      @@,L      Seagate Technology HDD
                                 Holdings, 8.000%,
                                 due 05/15/09                                     850,563
                                                                          ---------------
                                                                                  850,563
                                                                          ---------------
                               DISTRIBUTION/WHOLESALE: 0.6%
      1,470,000                Aviall, Inc., 7.630%,
                                 due 07/01/11                                   1,580,250
                                                                          ---------------
                                                                                1,580,250
                                                                          ---------------
                               DIVERSIFIED FINANCIAL SERVICES: 2.4%
        680,000       @@       Eircom Funding, 8.250%, due                        761,600
        345,000        #       Global Cash Finance Corp.,
                                 8.750%, due 03/15/12                             360,525
      3,012,929        #       Hollinger Participation Trust,
                                 12.130%, due 11/15/10                          3,491,232
      1,230,000                Nexstar Finance, Inc., 12.000%,
                                 due 04/01/08                                   1,389,900
        355,000                Universal City Development
                                 Partners, 11.750%,
                                 due 04/01/10                                     414,906
                                                                          ---------------
                                                                                6,418,163
                                                                          ---------------
                               ELECTRIC: 6.9%
      1,975,000       #,L      AES Corp., 8.750%,
                                 due 05/15/13                                   2,182,375
      1,500,000        #       Allegheny Energy Supply
                                 Statutory Trust 2001,
                                 10.250%, due 11/15/07                          1,642,500
         60,000        #       Allegheny Energy Supply
                                 Statutory Trust 2001,
                                 13.000%, due 11/15/07                             61,800
        180,000        L       Calpine Corp., 8.500%,
                                 due 02/15/11                                     133,200

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               ELECTRIC (CONTINUED)
$     1,460,000       #,L      Calpine Corp., 8.750%,
                                 due 07/15/13                             $     1,343,200
      1,095,000                Edison Mission Energy, 7.730%,
                                 due 06/15/09                                   1,062,150
      2,030,000                FirstEnergy Corp., 6.450%,
                                 due 11/15/11                                   2,226,552
      1,065,000                Homer City Funding LLC,
                                 8.730%, due 10/01/26                           1,187,475
        475,000                Illinois Power Co., 7.500%,
                                 due 07/15/25                                     486,875
      1,250,000        L       Illinois Power Co., 11.500%,
                                 due 12/15/10                                   1,512,500
      1,795,000                Nevada Power Co., 10.880%,
                                 due 10/15/09                                   2,100,150
      1,760,000       #,L      NRG Energy, Inc., 8.000%,
                                 due 12/15/13                                   1,826,000
      1,285,000        #       PG&E Corp., 6.880%,
                                 due 07/15/08                                   1,408,681
      1,420,000        L       TECO Energy, Inc., 7.500%,
                                 due 06/15/10                                   1,537,150
                                                                          ---------------
                                                                               18,710,608
                                                                          ---------------
                               ELECTRICAL COMPONENTS &
                                 EQUIPMENT: 0.6%
        800,000       @@       FIMEP SA, 10.500%,
                                 due 02/15/13                                     956,000
        500,000       #,L      General Cable Corp., 9.500%,
                                 due 11/15/10                                     552,500
                                                                          ---------------
                                                                                1,508,500
                                                                          ---------------
                               ELECTRONICS: 0.9%
        385,000                Sanmina-SCI Corp., 10.380%,
                                 due 01/15/10                                     456,225
        925,000                Stoneridge, Inc., 11.500%,
                                 due 05/01/12                                   1,107,687
        655,000        #       Viasystems, Inc., 10.500%,
                                 due 01/15/11                                     735,238
                                                                          ---------------
                                                                                2,299,150
                                                                          ---------------
                               ENTERTAINMENT: 2.7%
        825,000       #,L      AMC Entertainment, Inc.,
                                 8.000%, due 03/01/14                             822,938
        985,000       #,L      American Casino &
                                 Entertainment Properties LLC,
                                 7.850%, due 02/01/12                             989,925
      1,180,000        L       Argosy Gaming Co., 9.000%,
                                 due 09/01/11                                   1,333,399
        930,000       #,L      Carmike Cinemas, Inc., 7.500%,
                                 due 02/15/14                                     950,925
        890,000                Cinemark USA, Inc., 9.000%,
                                 due 02/01/13                                     972,325
        950,000        L       Regal Cinemas, Inc., 9.380%,
                                 due 02/01/12                                   1,078,250
        535,000        #       Six Flags, Inc., 9.630%,
                                 due 06/01/14                                     571,113
        520,000        L       Six Flags, Inc., 9.750%,
                                 due 04/15/13                                     555,100
                                                                          ---------------
                                                                                7,273,975
                                                                          ---------------
                               ENVIRONMENTAL CONTROL: 1.6%
      2,380,000       #,L      Allied Waste North America,
                                 6.130%, due 02/15/14                           2,311,575
        915,000                Allied Waste North America,
                                 8.500%, due 12/01/08                           1,029,375
$       965,000                Imco Recycling, Inc., 10.380%,
                                 due 10/15/10                             $     1,037,375
                                                                          ---------------
                                                                                4,378,325
                                                                          ---------------
                               FOOD: 2.8%
      1,220,000                Del Monte Corp., 8.630%, due                     1,378,600
        730,000                Delhaize America, Inc., 8.130%,
                                 due 04/15/11                                     843,150
        425,000                Delhaize America, Inc., 9.000%,
                                 due 04/15/31                                     509,469
      1,450,000        #       Land O' Lakes, Inc., 9.000%,
                                 due 12/15/10                                   1,471,750
        605,000        #       Michael Foods, Inc., 8.000%,
                                 due 11/15/13                                     644,325
        625,000                Roundy's, Inc., 8.880%,
                                 due 06/15/12                                     690,625
      1,235,000                Smithfield Foods, Inc., 7.750%,
                                 due 05/15/13                                   1,364,675
        595,000                Swift & Co., 12.500%,
                                 due 01/01/10                                     639,625
                                                                          ---------------
                                                                                7,542,219
                                                                          ---------------
                               FOREST PRODUCTS & PAPER: 3.0%
      1,780,000                Appleton Papers, Inc., 12.500%,
                                 due 12/15/08                                   2,020,299
      1,360,000        L       Georgia-Pacific Corp., 8.130%,
                                 due 05/15/11                                   1,550,400
        930,000        L       Georgia-Pacific Corp., 8.880%,
                                 due 02/01/10                                   1,090,425
      1,165,000                Georgia-Pacific Corp., 9.380%,
                                 due 02/01/13                                   1,377,613
      1,275,000     @@,#,L     Millar Western Forest Products
                                 Ltd., 7.750%, due 11/15/13                     1,361,063
        735,000      @@,#      Norske Skog Canada Ltd.,
                                 7.380%, due 03/01/14                             760,725
                                                                          ---------------
                                                                                8,160,525
                                                                          ---------------
                               HEALTHCARE-SERVICES: 2.0%
      1,305,000        #       Genesis HealthCare Corp.,
                                 8.000%, due 10/15/13                           1,396,350
      2,250,000                HCA, Inc., 7.880%,
                                 due 02/01/11                                   2,594,302
        770,000        L       Tenet Healthcare Corp.,
                                 7.380%, due 02/01/13                             698,775
        615,000       #,L      Triad Hospitals, Inc., 7.000%,
                                 due 11/15/13                                     633,450
                                                                          ---------------
                                                                                5,322,877
                                                                          ---------------
                               HOLDING COMPANIES-DIVERSIFIED: 0.1%
        165,000        L       SCG Holding Corp., 12.000%,
                                 due 08/01/09                                     179,025
                                                                          ---------------
                                                                                  179,025
                                                                          ---------------
                               HOME BUILDERS: 3.6%
        170,000                Beazer Homes USA, Inc.,
                                 8.380%, due 04/15/12                             190,825
        560,000                DR Horton, Inc., 7.880%, due                       658,000
         165,000       L       K Hovnanian Enterprises, Inc.,
                                 6.500%, due 01/15/14                             169,538
        625,000        L       K Hovnanian Enterprises, Inc.,
                                 7.750%, due 05/15/13                             684,375
        580,000                KB Home, 7.750%,
                                 due 02/01/10                                     630,750

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               HOME BUILDERS (CONTINUED)
$       700,000                Meritage Corp., 9.750%,
                                 due 06/01/11                             $       798,000
        430,000        L       Ryland Group, Inc., 9.130%,
                                 due 06/15/11                                     494,500
        415,000                Standard-Pacific Corp., 5.130%,
                                 due 04/01/09                                     413,963
        690,000        L       Standard-Pacific Corp., 7.750%,
                                 due 03/15/13                                     765,900
      1,130,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                           1,234,525
        895,000                Technical Olympic USA, Inc.,
                                 10.380%, due 07/01/12                          1,013,588
      1,310,000        L       WCI Communities, Inc.,
                                 10.630%, due 02/15/11                          1,486,849
      1,010,000       #,L      William Lyon Homes, Inc.,
                                 7.500%, due 02/15/14                           1,055,450
                                                                          ---------------
                                                                                9,596,263
                                                                          ---------------
                               HOME FURNISHINGS: 0.3%
        710,000        #       Norcraft Finance Corp., 9.000%,
                                 due 11/01/11                                     759,700
                                                                          ---------------
                                                                                  759,700
                                                                          ---------------
                               HOUSEHOLD PRODUCTS/WARES: 1.1%
        890,000       #,L      American Achievement Corp.,
                                 8.250%, due 04/01/12                             918,925
      1,825,000        L       American Greetings, 11.750%,
                                 due 07/15/08                                   2,144,375
                                                                          ---------------
                                                                                3,063,300
                                                                          ---------------
                               IRON/STEEL: 0.4%
      1,050,000        L       United States Steel Corp.,
                                 9.750%, due 05/15/10                           1,202,250
                                                                          ---------------
                                                                                1,202,250
                                                                          ---------------
                               LEISURE TIME: 0.9%
        865,000       @@       Royal Caribbean Cruises Ltd.,
                                 7.500%, due 10/15/27                             882,300
      1,355,000       @@       Royal Caribbean Cruises Ltd.,
                                 8.000%, due 05/15/10                           1,537,925
                                                                          ---------------
                                                                                2,420,225
                                                                          ---------------
                               LODGING: 6.8%
      2,070,000                Ameristar Casinos, Inc., 10.750%,
                                 due 02/15/09                                   2,403,787
        985,000        L       Aztar Corp., 9.000%,
                                 due 08/15/11                                   1,111,819
      1,270,000                Caesars Entertainment, Inc.,
                                 7.880%, due 03/15/10                           1,422,400
      1,270,000                Caesars Entertainment, Inc.,
                                 9.380%, due 02/15/07                           1,435,100
        650,000                Extended Stay America, Inc.,
                                 9.880%, due 06/15/11                             767,000
        300,000                Hilton Hotels Corp., 7.630%,
                                 due 12/01/12                                     346,125
        960,000                Mandalay Resort Group,
                                 9.500%, due 08/01/08                           1,148,400
      3,790,000        L       MGM Mirage, 8.380%,
                                 due 02/01/11                                   4,396,399
        190,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.880%,
                                 due 05/01/12                                     215,650
$     1,400,000        #       Station Casinos, Inc., 6.000%,
                                 due 04/01/12                             $     1,456,000
      1,140,000       #,L      Station Casinos, Inc., 6.500%,
                                 due 02/01/14                                   1,155,675
      1,155,000                Venetian Casino Resort LLC,
                                 11.000%, due 06/15/10                          1,334,025
      1,080,000        L       Wynn Las Vegas Capital
                                 Corp., 12.000%, due 11/01/10                   1,306,800
                                                                          ---------------
                                                                               18,499,180
                                                                          ---------------
                               MACHINERY-DIVERSIFIED: 0.3%
        635,000                Cummins, Inc., 9.500%,
                                 due 12/01/10                                     750,888
                                                                          ---------------
                                                                                  750,888
                                                                          ---------------
                               MEDIA: 12.9%
        505,000                Allbritton Communications
                                 Co., 7.750%, due 12/15/12                        526,463
      1,220,000                Block Communications, Inc.,
                                 9.250%, due 04/15/09                           1,305,400
        365,000        #       Cablevision Systems Corp.,
                                 0.000%, due 04/01/09                             366,369
        800,000       @@       CanWest Media, Inc.,
                                 10.630%, due 05/15/11                            912,000
      1,715,000       #,L      CCO Holdings Capital Corp.,
                                 8.750%, due 11/15/13                           1,757,874
        920,000                Charter Communications
                                 Holdings Capital Corp.,
                                 9.630%, due 11/15/09                             782,000
        440,000        #       CSC Holdings, Inc., 6.750%,
                                 due 04/15/12                                     447,700
        470,000        L       CSC Holdings, Inc., 7.630%,
                                 due 04/01/11                                     498,200
      1,685,000                CSC Holdings, Inc., 7.880%,
                                 due 12/15/07                                   1,819,799
        245,000        L       CSC Holdings, Inc., 8.130%,
                                 due 07/15/09                                     264,600
        455,000        L       Dex Media East Finance Co.,
                                 12.130%, due 11/15/12                            533,488
        610,000       #,L      Dex Media Finance Co.,
                                 9.880%, due 08/15/13                             680,150
        930,000        #       Dex Media, Inc., 8.000%,
                                 due 11/15/13                                     927,675
      1,620,000                DirecTV Holdings LLC, 8.380%,
                                 due 03/15/13                                   1,854,899
      1,015,000        #       Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                   1,053,063
        215,000        #       Echostar DBS Corp., 6.380%,
                                 due 10/01/11                                     229,513
        840,000                Entravision Communications
                                 Corp., 8.130%, due 03/15/09                      905,100
      1,535,000        #       Granite Broadcasting Corp.,
                                 9.750%, due 12/01/10                           1,488,949
      1,470,000        L       Gray Television, Inc., 9.250%,
                                 due 12/15/11                                   1,650,074
      1,430,000                Hollinger Intl. Publishing,
                                 9.000%, due 12/15/10                           1,580,149
        745,000                Houghton Mifflin Co., 8.250%,
                                 due 02/01/11                                     770,144
        265,000        L       Houghton Mifflin Co., 9.880%,
                                 due 02/01/13                                     274,938
        190,000                Insight Communications Co.,
                                 Inc., 0.000%, due 02/15/11                       161,500
        655,000        L       LIN Television Corp., 6.500%,
                                 due 05/15/13                                     682,838

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               MEDIA (CONTINUED)
$       560,000        L       Mediacom LLC, 9.500%,
                                 due 01/15/13                             $       557,200
        560,000        #       Nexstar Finance, Inc., 7.000%,
                                 due 01/15/14                                     557,200
        415,000        L       Paxson Communications Corp.,
                                 10.750%, due 07/15/08                            436,788
      1,390,000                Primedia, Inc., 8.880%,
                                 due 05/15/11                                   1,431,700
      1,205,000      @@,L      Quebecor Media, Inc., 11.130%,
                                 due 07/15/11                                   1,388,763
        580,000                Radio One, Inc., 8.880%, due                       646,700
        420,000       #,L      Reader's Digest Association,
                                 Inc., 6.500%, due 03/01/11                       434,700
        730,000                Salem Communications Holding
                                 Corp., 9.000%, due 07/01/11                      800,263
        905,000                Sinclair Broadcast Group, Inc.,
                                 8.000%, due 03/15/12                             985,319
        623,056     **,X,I     Source Media, Inc., 0.000%,
                                 due 11/01/04                                           1
      1,005,000        #       Spanish Broadcasting System,
                                 9.630%, due 11/01/09                           1,069,069
        590,000       @@       Sun Media Corp., 7.630%,
                                 due 02/15/13                                     644,575
        805,000       @@       Videotron Ltee, 6.880%,
                                 due 01/15/14                                     845,250
      1,600,000       @@       Vivendi Universal SA, 6.250%,
                                 due 07/15/08                                   1,735,999
        890,000       #,L      Young Broadcasting, Inc.,
                                 8.500%, due 12/15/08                             965,650
        965,000        L       Young Broadcasting, Inc.,
                                 10.000%, due 03/01/11                          1,037,375
                                                                          ---------------
                                                                               35,009,437
                                                                          ---------------
                               MISCELLANEOUS MANUFACTURING: 1.5%
        745,000        #       Koppers, Inc., 9.880%,
                                 due 10/15/13                                     823,225
        415,000                SPX Corp., 7.500%,
                                 due 01/01/13                                     450,275
      2,595,000       @@       Tyco Intl. Group SA, 6.750%,
                                 due 02/15/11                                   2,893,755
                                                                          ---------------
                                                                                4,167,255
                                                                          ---------------
                               OFFICE/BUSINESS EQUIPMENT: 0.6%
        320,000        L       Xerox Capital Trust I, 8.000%,
                                 due 02/01/27                                     316,000
      1,295,000        L       Xerox Corp., 7.630%,
                                 due 06/15/13                                   1,385,650
                                                                          ---------------
                                                                                1,701,650
                                                                          ---------------
                               OIL AND GAS: 3.4%
      1,985,000                Chesapeake Energy Corp.,
                                 7.500%, due 09/15/13                           2,203,350
        430,000                Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                     462,250
      1,660,000                Swift Energy Co., 9.380%,
                                 due 05/01/12                                   1,859,200
      2,250,000       @@       Western Oil Sands, Inc., 8.380%,
                                 due 05/01/12                                   2,694,375
      1,725,000                Westport Resources Corp.,
                                 8.250%, due 11/01/11                           1,927,688
                                                                          ---------------
                                                                                9,146,863
                                                                          ---------------
                               OIL AND GAS SERVICES: 1.9%
$     2,950,000                Grant Prideco Escrow Corp.,
                                 9.000%, due 12/15/09                     $     3,340,875
        280,000                Hanover Compressor Co.,
                                 0.000%, due 03/31/07                             217,000
      1,240,000        L       Hanover Equipment Trust,
                                 8.500%, due 09/01/08                           1,333,000
        250,000        L       Hanover Equipment Trust,
                                 8.750%, due 09/01/11                             271,250
                                                                          ---------------
                                                                                5,162,125
                                                                          ---------------
                               PACKAGING AND CONTAINERS: 4.2%
        955,000                BWAY Corp., 10.000%,
                                 due 10/15/10                                   1,026,625
      1,025,000       @@       Crown European Holdings SA,
                                 10.880%, due 03/01/13                          1,199,250
      1,600,000                Greif, Inc., 8.880%,
                                 due 08/01/12                                   1,752,000
      1,500,000                Jefferson Smurfit Corp. US,
                                 8.250%, due 10/01/12                           1,642,500
        560,000       @@       Norampac, Inc., 6.750%, due                        596,400
      1,350,000                Owens-Brockway, 8.250%,
                                 due 05/15/13                                   1,397,250
      2,215,000        L       Owens-Brockway, 8.880%,
                                 due 02/15/09                                   2,403,275
      1,360,000       #,L      Solo Cup Co., 8.500%,
                                 due 02/15/14                                   1,416,100
                                                                          ---------------
                                                                               11,433,400
                                                                          ---------------
                               PHARMACEUTICALS: 0.7%
      1,365,000                AmerisourceBergen Corp.,
                                 7.250%, due 11/15/12                           1,491,263
        250,000                AmerisourceBergen Corp.,
                                 8.130%, due 09/01/08                             280,000
                                                                          ---------------
                                                                                1,771,263
                                                                          ---------------
                               PIPELINES: 5.0%
      1,110,000                ANR Pipeline Co., 8.880%,
                                 due 03/15/10                                   1,237,650
        780,000                CenterPoint Energy Resources
                                 Corp., 7.750%, due 02/15/11                      890,627
        850,000       #,L      Dynegy Holdings, Inc., 9.880%,
                                 due 07/15/10                                     928,625
      1,130,000        L       El Paso Corp., 7.880%,
                                 due 06/15/12                                   1,017,000
      1,653,000                GulfTerra Energy Partners LP,
                                 8.500%, due 06/01/10                           1,917,480
      1,230,000                Southern Natural Gas Co.,
                                 7.350%, due 02/15/31                           1,186,950
        600,000        L       Southern Natural Gas Co.,
                                 8.000%, due 03/01/32                             619,500
      1,425,000                Transcontinental Gas Pipe LN,
                                 7.250%, due 12/01/26                           1,492,688
      3,155,000                Transcontinental Gas Pipe LN,
                                 8.880%, due 07/15/12                           3,754,449
        420,000       @@       Utilicorp Canada Finance
                                 Corp., 7.750%, due 06/15/11                      405,300
                                                                          ---------------
                                                                               13,450,269
                                                                          ---------------
                               REAL ESTATE: 0.8%
         20,000                Felcor Lodging LP, 9.000%,
                                 due 06/01/11                                      21,550
        255,000                Host Marriott Corp., 7.880%,
                                 due 08/01/08                                     266,156

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               REAL ESTATE (CONTINUED)
$       635,000        #       iStar Financial, Inc., 5.130%,
                                 due 04/01/11                             $       631,825
        885,000                La Quinta Properties, Inc.,
                                 8.880%, due 03/15/11                           1,004,475
        205,000        #       Omega Healthcare Investors,
                                 Inc., 7.000%, due 04/01/14                       211,150
                                                                          ---------------
                                                                                2,135,156
                                                                          ---------------
                               RETAIL: 6.3%
      1,075,000                Asbury Automotive Group, Inc.,
                                 9.000%, due 06/15/12                           1,155,625
        415,000       #,L      CSK Auto, Inc., 7.000%,
                                 due 01/15/14                                     419,150
      1,365,000                Dollar General Corp.,
                                 8.630%, due 06/15/10                           1,624,350
        660,000        L       Domino's, Inc., 8.250%,
                                 due 07/01/11                                     714,450
      1,105,000        L       Gap, Inc., 10.550%,
                               due 12/15/08                                     1,375,725
        660,000        #       General Nutrition Centers, Inc.,
                                 8.500%, due 12/01/10                             696,300
      2,105,000        L       JC Penney Co., Inc.,
                                 8.000%, due 03/01/10                           2,478,638
        560,000        L       JC Penney Co., Inc.,
                                 6.880%, due 10/15/15                             620,200
      1,485,000                Rite Aid Corp.,
                                 8.130%, due 05/01/10                           1,596,375
        740,000        L       Rite Aid Corp.,
                                 9.250%, due 06/01/13                             788,100
        294,000       #,L      Saks, Inc., 7.000%,
                                 due 12/01/13                                     310,170
        500,000                Saks, Inc.,
                                 8.250%, due 11/15/08                             565,000
      1,920,000        #       Star Gas Finance Co.,
                                 10.250%, due 02/15/13                          2,150,400
      1,140,000        L       Toys R US, Inc.,
                                 7.630%, due                                    1,197,000
      1,115,000                Yum! Brands, Inc.,
                                 8.880%, due 04/15/11                           1,397,931
                                                                          ---------------
                                                                               17,089,414
                                                                          ---------------
                               SEMICONDUCTORS: 0.4%
        380,000        L       Amkor Technology, Inc.,
                                 9.250%, due 02/15/08                             420,850
        472,000        L       ON Semiconductor Corp.,
                                 13.000%, due 05/15/08                            573,480
                                                                          ---------------
                                                                                  994,330
                                                                          ---------------
                               TELECOMMUNICATIONS: 8.8%
      2,285,000        L       American Tower Corp.,
                                 9.380%, due 02/01/09                           2,422,099
        955,000       #,L      American Towers, Inc.,
                                 7.250%, due 12/01/11                             981,263
        895,000                Centennial Communications Corp.,
                                 10.130%, due 06/15/13                            926,325
        530,000        L       Cincinnati Bell, Inc.,
                                 7.250%, due 07/15/13                             537,950
        525,000        L       Cincinnati Bell, Inc.,
                               8.380%, due 01/15/14                               517,125
        135,000                Crown Castle Intl. Corp.,
                                 7.500%, due 12/01/13                             133,313
        145,000        L       Crown Castle Intl. Corp.,
                                 9.380%, due 08/01/11                             158,050
$     1,445,000        L       Crown Castle Intl. Corp.,
                                 10.750%, due 08/01/11                    $     1,625,624
        285,000        L       Dobson Communications Corp.,
                                 10.880%, due 07/01/10                            253,650
      3,600,000   ##,X,I,**    ICG Services, Inc.,
                                 0.000%, due 02/15/08                                   4
        580,000     #,@@,L     Inmarsat Finance PLC,
                                 7.630%, due 06/30/12                             607,550
        885,000        #       Insight Capital, Inc.,
                                 10.500%, due 11/01/10                            955,800
        380,000        L       Lucent Technologies, Inc.,
                                 6.450%, due 03/15/29                             323,000
        530,000        L       Lucent Technologies, Inc.,
                                 7.250%, due 07/15/06                             557,825
        375,000                MetroPCS, Inc.,
                                 10.750%, due 10/01/11                            399,375
        875,000        L       Nextel Communications, Inc.,
                                 6.880%, due 10/31/13                             934,063
      2,480,000        L       Nextel Communications, Inc.,
                                 7.380%, due 08/01/15                           2,696,999
      1,335,000        L       Nextel Communications, Inc.,
                                 9.380%, due 11/15/09                           1,458,487
        555,000                Nextel Partners, Inc.,
                                 12.500%, due 11/15/09                            654,900
        385,000        L       PanAmSat Corp.,
                                 8.500%, due 02/01/12                             404,250
        645,000        #       Qwest Corp., 9.130%,
                                 due 03/15/12                                     735,300
        790,000       #,L      Qwest Services Corp.,
                                 13.000%, due 12/15/07                            912,450
      1,349,000       #,L      Qwest Services Corp.,
                                 13.500%, due 12/15/10                          1,574,957
      1,090,000       @@       Rogers Wireless
                                 Communications, Inc.,
                                 9.630%, due 05/01/11                           1,339,338
        290,000        #       Rural Cellular Corp.,
                                 8.250%, due 03/15/12                             297,975
        955,000       #,L      SBA Telecommunications, Inc.,
                                 9.750%, due 12/15/11                             675,663
        520,000        L       Spectrasite, Inc.,
                                 8.250%, due 05/15/10                             559,000
         75,000       @@       TELUS Corp.,
                                 8.000%, due 06/01/11                              90,498
        305,000        #       UbiquiTel Operating Co.,
                                 9.880%, due 03/01/11                             298,900
      8,267,451     X,I,**     US Interactive,
                                 0.000%, due 04/17/05                             117,398
        835,000                Western Wireless Corp.,
                                 9.250%, due 07/15/13                             862,138
      6,250,000      I,**      WinStar Communications, Inc.,
                                 0.000%, due 04/15/10                                 625
                                                                          ---------------
                                                                               24,011,894
                                                                          ---------------
                               Total Corporate Bonds (Cost
                                 $260,907,272)                                255,942,071
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
PREFERRED STOCK: 1.1%
                               MEDIA: 1.1%
         19,500                Cablevision Systems Corp.                  $     2,040,674
          4,189        @       Paxson Communications Corp.                        378,033
            629                Spanish Broadcasting System                        636,863
                                                                          ---------------
                               Total Preferred Stock
                                 (Cost $3,018,810)                              3,055,570
                                                                          ---------------
COMMON STOCK: 0.0%
                               DIVERSIFIED FINANCIAL SERVICES: 0.0%
         17,906       X,I      North Atlantic Trading Co.                              18
                                                                          ---------------
                                                                                       18
                                                                          ---------------
                               PACKAGING AND CONTAINERS: 0.0%
        100,000     ##,X,I     Russell-Stanley Holdings, Inc.                          10
                                                                          ---------------
                                                                                       10
                                                                          ---------------
                               RETAIL: 0.0%
        341,370       X,I      Intl. Fast Food Corp.                                   --
                                                                          ---------------
                                                                                       --
                                                                          ---------------
                               TELECOMMUNICATIONS: 0.0%
         61,806     @,X,I      Adelphia Business Solutions                              6
            132      @,@@      Completel Europe NV                                  5,061
          1,481                ICG Communications, Inc.                             8,886
        483,445       X,I      Intl. Wireless Communications
                                 Holdings, Inc.                                        48
          2,350       X,I      Jordan Telecommunications                           65,511
             15        @       Mpower Holding Corp.                                    22
                                                                          ---------------
                                                                                   65,587
                                                                          ---------------
                                                                                   79,534
                                                                          ---------------
                               Total Common Stock
                                 (Cost $8,965,004)                                 79,562
                                                                          ---------------
WARRANTS: 0.0%
            490      @, #      American Tower Corp.                                69,825
         92,950     @, X, I    Comforce Corp.                                         930
          3,100     @,##,I     Dayton Superior Corp.                                   31
          6,600    @,##,X,I    ICG Communications, Inc.                                 1
          3,000       XX       Travelcenters Of America, Inc.                          --
                                                                          ---------------
                                                                                   70,787
                                                                          ---------------
                               TELECOMMUNICATIONS: 0.00%
          3,833     @, X, I    US Interactive                                          --
                                                                          ---------------
                                                                                       --
                                                                          ---------------
                               Total Warrants (Cost $40,726)                       70,787
                                                                          ---------------
                               Total Long Term Investments
                                 (Cost $272,931,812)                          259,147,990
                                                                          ---------------
REPURCHASE AGREEMENT: 0.5%
$     1,237,000                Goldman Sachs Repurchase
                                 Agreement dated 03/31/04,
                                 1.0700%, due 04/01/04,
                                 $1,237,037 to be received
                                 upon repurchase
                                 (Collateralized by Federal
                                 Home Loan Bank,
                                 5.2500%, Market Value
                                 $1,266,414, due 05/13/05)                $     1,237,000
                                                                          ---------------
                               Total Repurchase Agreement
                                 (Cost $1,237,000)                              1,237,000
                                                                          ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $274,168,812)*                   96.2%   $   260,384,990
                               OTHER ASSETS AND
                                 LIABILITIES-NET                   3.8         10,340,339
                                                                 -----    ---------------
                               NET ASSETS                        100.0%   $   270,725,329
                                                                 =====    ===============

@    Non-income producing security
@@   Foreign issuer
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
W    When-issued or delayed delivery security.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $60,253,330, or 22.3% of net assets.
**   Defaulted security
I    Illiquid security
##   Illiquid and restricted security
L    Loaned security, a portion or all of the security is on loan at March 31,
     2004
* Cost for federal income tax purposes is $274,778,236. Net unrealized depreciation consist of:

                               Gross Unrealized Appreciation              $    12,173,979
                               Gross Unrealized Depreciation                  (26,567,225)
                                                                          ---------------
                               Net Unrealized Depreciation                $   (14,393,246)
                                                                          ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                                  as of March 31, 2004

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                    CORPORATE BONDS: 30.6%
                               AEROSPACE/DEFENSE: 0.6%
$     4,405,000        S       Raytheon Co., 3.500%,
                                 due 05/15/06                             $     2,388,338
                                                                          ---------------
                                                                                2,388,338
                                                                          ---------------
                               AIRLINES: 1.0%
        914,000        L       American Airlines, Inc.,
                                 6.817%, due 05/23/11                             844,865
        795,000        #       American Airlines, Inc.,
                                 7.250%, due 02/05/09                             783,075
      1,332,000                American Airlines, Inc.,
                                 7.324%, due 10/15/09                           1,141,841
        459,241        L       Continental Airlines, Inc.,
                                 6.545%, due 08/02/20                             452,647
        211,000       L,S      Delta Air Lines, Inc., 7.779%,
                                 due 11/18/05 183,768
      1,019,858        S       United Airlines, Inc., 7.186%,
                                 due 04/01/11                                     930,014
                                                                          ---------------
                                                                                4,336,210
                                                                          ---------------
                               AUTO MANUFACTURERS: 0.7%
      1,386,000                Ford Motor Co., 6.375%,
                                 due 02/01/29                                   1,237,648
        300,000                Ford Motor Co., 6.625%,
                                 due 10/01/28                                     276,570
      1,263,000        L       General Motors Corp., 8.375%,
                                 due 07/15/33                                   1,436,934
                                                                          ---------------
                                                                                2,951,152
                                                                          ---------------
                               AUTO PARTS AND EQUIPMENT: 0.0%
         45,000                Rexnord Corp., 10.125%,
                                 due 12/15/12                                      49,500
                                                                          ---------------
                                                                                   49,500
                                                                          ---------------
                               BANKS: 6.0%
        566,000      #,@@      Banco Bradesco SA, 8.750%,
                                 due 10/24/13                                     585,810
      1,629,000       @@       Banco Santander Chile SA,
                                 7.375%, due 07/18/12                           1,911,254
        710,000                Bank of America Corp.,
                                 6.375%, due 02/15/08                             797,916
        450,000       @@       Bank of Ireland, 1.360%,
                                 due 12/29/49                                     372,146
        344,000        #       Bank of New York Institutional
                                 Capital Trust A, 7.780%,
                                 due 12/01/26                                     395,927
        500,000        #       BankAmerica Institutinal
                                 Capital A, 8.070%, due
                                 12/31/26                                         579,500
        148,000        #       BankAmerica Institutional
                                 Capital B, 7.700%, due
                                 12/31/26                                         168,017
         81,000                BankBoston Corp., 1.720%,
                                 due 06/08/28                                      78,024
         74,000                Barnett Capital I, 8.060%,
                                 due 12/01/26                                      86,629
        180,000                Barnett Capital II, 7.950%,
                                 due 12/01/26                                     210,774
        140,000                BNY Capital I, 7.970%,
                                 due 12/31/26                                     161,542
        646,000       @@       Central Bank of Nigeria,
                                 5.092%, due 01/05/10                             253,167
$       690,000                Chase Capital VI, 1.756%,
                                 due 08/01/28                             $       667,876
      2,498,000        #       Dresdner Funding Trust I,
                                 8.151%, due 06/30/31                           2,961,202
         74,000                FBS Capital I, 8.090%,
                                 due 11/15/26                                      87,861
        397,000                First Union Institutional
                                 Capital II, 7.850%, due
                                 01/01/27                                         455,105
        150,000                Fleet Capital Trust II, 7.920%,
                                 due 12/11/26                                     172,186
      1,615,000      #, @@     HBOS PLC, 5.375%, due
                                 11/29/49                                       1,676,877
        205,000       @@       HSBC Bank PLC, 1.312%,
                                 due 07/29/49                                     170,767
      1,460,000       @@       HSBC Bank PLC, 1.350%,
                                 due 06/29/49                                   1,173,146
        740,000       @@       HSBC Bank PLC, 1.500%,
                                 due 06/29/49                                     626,844
      1,040,000       @@       Lloyds TSB Bank PLC, 1.270%,
                                 due 08/29/49                                     871,409
      1,097,000                M&T Bank Corp., 3.850%,
                                 due 04/01/13                                   1,109,096
      1,110,000                Mellon Capital I, 7.720%,
                                 due 12/01/26                                   1,284,296
        940,000      @@,C      National Westminster Bank
                                 PLC, 1.250%, due 11/29/49                        771,565
        380,000                NB Capital Trust IV, 8.250%,
                                 due 04/15/27                                     448,774
        300,000                NB Capital Trust, 7.830%,
                                 due 12/15/26                                     339,326
        865,000      #, L      Rabobank Capital Funding II,
                                 5.260%, due 12/29/49                             899,155
        240,000       @@       Societe Generale, 1.309%,
                                 due 11/29/49                                     194,325
        940,000      @@,C      Standard Chartered PLC,
                                 1.187%, due 07/29/49                             721,132
        690,000      @@,C      Standard Chartered PLC,
                                 1.315%, due 01/29/49                             527,143
      1,140,000      @@,C      Standard Chartered PLC,
                                 1.400%, due 12/29/49                             872,100
      1,360,000      @@,C      Standard Chartered PLC,
                                 1.500%, due 11/29/49                           1,006,686
        177,000        #       State Street Institutional
                                 Capital A, 7.940%,
                                 due 12/30/26                                     205,927
        234,000                Suntrust Capital I, 1.790%,
                                 due 05/15/27                                     230,058
        234,000                Wachovia Capital Trust II,
                                 1.620%, due 01/15/27                             222,316
        822,000                Wells Fargo & Co., 3.120%,
                                 due 08/15/08                                     822,318
         80,000        #       Wells Fargo Capital A,
                                 7.730%, due 12/01/26                              92,657
        174,000                Wells Fargo Capital I,
                                 7.960%, due 12/15/26                             205,134
        540,000       @@       Westpac Banking Corp.,
                                 1.338%, due 09/29/49                             442,323
        872,000        #       Westpac Capital Trust IV,
                                 5.256%, due 12/29/49                             872,000
                                                                          ---------------
                                                                               25,730,310
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               BEVERAGES: 0.4%
$       246,000        L       Constellation Brands, Inc.,
                                 8.000%, due 02/15/08                     $       278,595
      1,223,000        #       Miller Brewing Co., 4.250%,
                                 due 08/15/08                                   1,267,022
                                                                          ---------------
                                                                                1,545,617
                                                                          ---------------
                               CHEMICALS: 0.2%
        294,000                Dow Chemical Co., 5.750%,
                                 due 11/15/09                                     322,377
        287,000     #,S,@@     Sociedad Quimica y
                                 Minera de Chile SA, 7.700%,
                                 due 09/15/06                                     320,566
                                                                          ---------------
                                                                                  642,943
                                                                          ---------------
                               DIVERSIFIED FINANCIAL SERVICES: 3.8%
        460,000        S       Bear Stearns Cos., Inc.,
                                 3.000%, due 03/30/06                             469,349
      1,030,000        L       Boeing Capital Corp., 7.375%,
                                 due 09/27/10                                   1,223,910
      1,465,000      #,@@      Brazilian Merchant Voucher
                                 Receivables Ltd., 5.911%,
                                 due 06/15/11                                   1,457,675
        455,000      L, S      CIT Group, Inc., 6.500%,
                                 due 02/07/06                                     492,345
        417,000                CitiCorp Capital I, 7.933%,
                                 due 02/15/27                                     483,338
        441,000                Citigroup Capital II, 7.750%,
                                 due 12/01/36                                     510,087
         85,000        #       Corestates Capital Trust I,
                                 8.000%, due 12/15/26                             100,043
        816,000                Countrywide Home Loans, Inc.,
                                 4.000%, due 03/22/11                             808,760
         15,000       @@       Eircom Funding, 8.250%,
                                 due 08/15/13                                      16,800
        229,000      #, L      Farmers Exchange Capital,
                                 7.050%, due 07/15/28                             232,873
      1,175,000        #       Farmers Exchange Capital,
                                 7.200%, due 07/15/48                           1,169,475
        454,000                General Motors Acceptance
                                 Corp., 8.000%, due 11/01/31                      503,994
        745,000        S       Goldman Sachs Group, Inc.,
                                 1.290%, due 08/18/06                             747,085
          4,718        #       Hollinger Participation Trust,
                                 12.125%, due 11/15/10                              5,467
        600,000                JPM Capital Trust I, 7.540%,
                                 due 01/15/27                                     671,469
      1,767,000        #       Mangrove Bay Pass-Through
                                 Trust, 6.102%, due 07/15/33                    1,845,773
        743,000        S       Merrill Lynch & Co., Inc.,
                                 1.370%, due 06/06/06                             745,322
        408,000      L, S      Merrill Lynch & Co., Inc.,
                                 6.150%, due 01/26/06                             441,184
        743,000        S       Morgan Stanley Group, Inc.,
                                 1.390%, due 03/27/06                             745,773
        898,000                Morgan Stanley, 4.750%,
                                 due 04/01/14                                     885,010
        361,000                Nexstar Finance LLC/Nexstar
                                 Finance, Inc., 12.000%,
                                 due 04/01/08                                     407,930
        680,000      #,@@      PF Export Receivables Master
                                 Trust, 3.748%, due 06/01/13                      678,820
      1,154,545      #,@@      PF Export Receivables Master
                                 Trust, 6.436%, due 06/01/15                    1,188,599
$        10,000                Universal City Development
                                 Partners, 11.750%,
                                 due 04/01/10                             $        11,688
        315,000        #       Wachovia Capital Trust V,
                                 7.965%, due 06/01/27                             376,363
                                                                          ---------------
                                                                               16,219,132
                                                                          ---------------
                               ELECTRIC: 4.7%
        788,000     #, L,@@    AES Gener SA, 7.500%,
                                 due 03/25/14                                     806,124
      2,155,910        #       Allegheny Energy Supply
                                 Statutory Trust 2001,
                                 10.250%, due 11/15/07                          2,360,721
        227,543        #       Allegheny Energy Supply
                                 Statutory Trust 2001,
                                 13.000%, due 11/15/07                            234,369
        360,000                Consumers Energy Co.,
                                 4.250%, due 04/15/08                             371,137
        667,000                Consumers Energy Co.,
                                 4.800%, due 02/17/09                             697,832
        633,000       @@       Empresa Nacional de
                                 Electricidad SA/Chile,
                                 7.750%, due 07/15/08                             700,123
      2,517,000       @@       Empresa Nacional de
                                 Electricidad SA/Chile,
                                 8.350%, due 08/01/13                           2,845,531
        366,000                Enserch Capital I, 2.505%,
                                 due 07/01/28                                     325,605
      1,085,000                Enterprise Capital Trust II,
                                 2.330%, due 06/30/28                           1,002,752
      1,293,000                FirstEnergy Corp., 7.375%,
                                 due 11/15/31                                   1,446,709
      2,174,000        #       Indianapolis Power & Light,
                                 6.600%, due 01/01/34                           2,318,299
      1,585,000                Ohio Power Co., 6.375%,
                                 due 07/15/33                                   1,669,070
      2,676,000        #       PG&E Corp., 6.875%,
                                 due 07/15/08                                   2,933,565
        172,866     #,L, S     Power Contract Financing
                                 LLC, 5.200%, due 02/01/06                        176,601
      1,630,000        #       Power Contract Financing
                                 LLC, 6.256%, due 02/01/10                      1,740,160
        236,701                PPL Montana LLC, 8.903%,
                                 due 07/02/20                                     260,519
                                                                          ---------------
                                                                               19,889,117
                                                                          ---------------
                               ENTERTAINMENT: 0.0%
        163,000        L       Cinemark USA, Inc., 9.000%,
                                 due 02/01/13                                     178,077
                                                                          ---------------
                                                                                  178,077
                                                                          ---------------
                               ENVIRONMENTAL CONTROL: 0.2%
        799,000        S       Allied Waste North America,
                                 7.625%, due 01/01/06                             854,930
                                                                          ---------------
                                                                                  854,930
                                                                          ---------------
                               FOOD: 1.2%
        562,000                Kroger Co., 7.250%, due
                                 06/01/09                                         652,044
        992,000                Safeway, Inc., 4.800%, due
                                 07/16/07                                       1,051,015
        679,000        L       Supervalu, Inc., 7.875%, due
                                 08/01/09                                         807,451

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               FOOD (CONTINUED)
$     1,314,000        S       Tyson Foods, Inc., 7.250%,
                                 due 10/01/06                             $     1,436,503
        964,000      L,S       Tyson Foods, Inc., 8.250%,
                                 due 10/01/11                                   1,150,927
                                                                          ---------------
                                                                                5,097,940
                                                                          ---------------
                               FOREST PRODUCTS AND PAPER: 0.4%
        665,000      S,@@      Abitibi-Consolidated, Inc.,
                                 6.950%, due 12/15/06                             695,166
        374,000       @@       Abitibi-Consolidated, Inc.,
                                 6.950%, due 10/15/07                             385,968
        581,000                Georgia-Pacific Corp., 8.875%,
                                 due 02/01/10                                     681,223
         60,000        L       Georgia-Pacific Corp., 9.375%,
                                 due 02/01/13                                      70,950
                                                                          ---------------
                                                                                1,833,307
                                                                          ---------------
                               HOME BUILDERS: 0.1%
        229,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                             250,182
         73,000                Technical Olympic USA, Inc.,
                                 10.375%, due 07/01/12                             82,672
                                                                          ---------------
                                                                                  332,854
                                                                          ---------------
                               INSURANCE: 1.0%
        949,000      #, L      Farmers Insurance Exchange,
                                 8.625%, due 05/01/24                           1,119,934
        778,000        #       Monumental Global Funding II,
                                 3.850%, due 03/03/08                             802,556
      1,871,000      #, L      Zurich Capital Trust I, 8.376%,
                                 due 06/01/37                                   2,174,499
                                                                          ---------------
                                                                                4,096,989
                                                                          ---------------
                               LEISURE TIME: 0.1%
        558,000      L,@@      Royal Caribbean Cruises Ltd.,
                                 7.000%, due 10/15/07                             605,430
                                                                          ---------------
                                                                                  605,430
                                                                          ---------------
                               LODGING: 0.7%
        874,000        S       Caesars Entertainment, Inc.,
                                 9.375%, due 02/15/07                             987,620
        460,000                Hilton Hotels Corp., 7.625%,
                                 due 05/15/08                                     518,650
        597,000                Mandalay Resort Group,
                                 10.250%, due 08/01/07                            705,952
        357,000        L       MGM Mirage, 6.000%,
                                 due 10/01/09                                     376,635
        509,000        #       Station Casinos, Inc., 6.000%,
                                 due 04/01/12                                     529,360
                                                                          ---------------
                                                                                3,118,217
                                                                          ---------------
                               MEDIA: 0.7%
        345,000                CSC Holdings, Inc., 7.875%,
                                 due 12/15/07                                     372,600
        286,000                DirecTV Holdings LLC, 8.375%,
                                 due 03/15/13                                     327,470
        359,000        #       Echostar DBS Corp., 4.405%,
                                 due 10/01/08                                     375,155
        311,000        #       Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                     322,662
        576,000                Historic TW, Inc., 6.950%,
                                 due 01/15/28                                     626,485
$       291,000                Spanish Broadcasting System,
                                 9.625%, due 11/01/09                     $       309,551
        379,000        L       Time Warner, Inc., 6.875%,
                                 due 05/01/12                                     434,403
        251,000                Young Broadcasting, Inc.,
                                 8.500%, due 12/15/08                             272,335
                                                                          ---------------
                                                                                3,040,661
                                                                          ---------------
                               MINING: 0.7%
        441,000      #,@@      Corp Nacional del Cobre
                                 de Chile - CODELCO, 6.375%,
                                 due 11/30/12                                     493,586
      1,412,000       @@       Vale Overseas Ltd., 8.250%,
                                 due 01/17/34                                   1,299,040
      1,216,000      S,@@      Vale Overseas Ltd., 8.625%,
                                 due 03/08/07                                   1,361,920
                                                                          ---------------
                                                                                3,154,546
                                                                          ---------------
                               MISCELLANEOUS MANUFACTURING: 0.3%
      1,360,000        L       General Electric Co., 5.000%,
                                 due 02/01/13                                   1,426,567
          5,000        L       SPX Corp., 7.500%,
                               due 01/01/13                                         5,425
                                                                          ---------------
                                                                                1,431,992
                                                                          ---------------
                               MULTI-NATIONAL: 0.6%
      1,341,000       @@       Corp Andina de Fomento
                                 CAF, 5.200%, due 05/21/13                      1,376,601
      1,170,000      S,@@      Corp Andina de Fomento
                                 CAF, 6.875%, due 03/15/12                      1,345,754
                                                                          ---------------
                                                                                2,722,355
                                                                          ---------------
                               OIL AND GAS: 2.4%
        783,000                Amerada Hess Corp.,
                                 6.650%, due 08/15/11                             866,437
      1,093,000                Amerada Hess Corp.,
                                 7.875%, due 10/01/29                           1,240,880
        537,000                Chesapeake Energy Corp.,
                                 9.000%, due 08/15/12                             623,591
      1,022,000     #,L,@@     Empresa Nacional de Petroleo
                                 ENAP, 4.875%, due 03/15/14                     1,011,582
         15,000                Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                      16,125
      3,090,000       @@       Husky Oil Co., 8.900%,
                                 due 08/15/28                                   3,656,196
        981,000                Pemex Project Funding
                                 Master Trust, 7.375%,
                                 due 12/15/14                                   1,096,267
        660,000                Valero Energy Corp., 6.875%,
                                 due 04/15/12                                     760,905
        635,000                Valero Energy Corp., 8.750%,
                                 due 06/15/30                                     842,797
                                                                          ---------------
                                                                               10,114,780
                                                                          ---------------
                               PACKAGING AND CONTAINERS: 0.8%
        363,000       @@       Crown European Holdings SA,
                                 10.875%, due 03/01/13                            424,710
         50,000                Greif, Inc., 8.875%,
                                 due 08/01/12                                      54,750
      1,001,000        L       Owens-Brockway, 8.875%,
                                 due 02/15/09                                   1,086,085
        497,000        #       Sealed Air Corp., 5.375%,
                                 due 04/15/08                                     532,589

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               PACKAGING AND CONTAINERS (CONTINUED)
$     1,182,000        #       Sealed Air Corp., 6.950%,
                                 due 05/15/09                             $     1,363,171
                                                                          ---------------
                                                                                3,461,305
                                                                          ---------------
                               PIPELINES: 0.3%
         18,000                GulfTerra Energy Partners
                                 LP/GulfTerra Energy Finance
                                 Corp., 10.625%, due 12/01/12                      22,680
         45,000                Southern Natural Gas Co.,
                                 7.350%, due 02/15/31                              43,425
         20,000                Transcontinental Gas Pipe LN,
                                 8.875%, due 07/15/12                              23,800
      1,174,000       #,S      Williams Gas Pipelines Central,
                                 Inc., 7.375%, due 11/15/06                     1,298,738
                                                                          ---------------
                                                                                1,388,643
                                                                          ---------------
                               REAL ESTATE: 1.2%
      1,063,000                EOP Operating LP, 7.750%,
                                 due 11/15/07                                   1,238,800
        200,000                Liberty Property LP, 6.375%,
                                 due 08/15/12                                     223,312
        163,000        S       Liberty Property LP, 6.950%,
                                 due 12/01/06                                     182,044
        811,000                Liberty Property LP, 7.750%,
                                 due 04/15/09                                     966,984
        712,000                Simon Property Group LP,
                                 4.875%, due 03/18/10                             756,571
      1,515,000        L       Simon Property Group LP,
                                 6.375%, due 11/15/07                           1,704,317
                                                                          ---------------
                                                                                5,072,028
                                                                          ---------------
                               RETAIL: 0.0%
         25,000        L       Dollar General Corp., 8.625%,
                                 due 06/15/10                                      29,750
                                                                          ---------------
                                                                                   29,750
                                                                          ---------------
                               SAVINGS AND LOANS: 0.4%
        464,000                Great Western Financial,
                                 8.206%, due 02/01/27                             549,517
      1,230,000                Washington Mutual, Inc.,
                                 4.375%, due 01/15/08                           1,286,928
                                                                          ---------------
                                                                                1,836,445
                                                                          ---------------
                               TELECOMMUNICATIONS: 1.7%
        159,000        L       American Tower Corp.,
                                 9.375%, due 02/01/09                             168,540
        141,000        #       American Towers, Inc., 7.250%,
                                 due 12/01/11                                     144,877
      1,354,000                AT&T Corp., 8.050%,
                                 due 11/15/11                                   1,585,631
        359,000        L       Nextel Communications, Inc.,
                                 7.375%, due 08/01/15                             390,413
        288,000        L       Nextel Communications,
                                 Inc., 9.375%, due 11/15/09                       314,640
        168,000       #,S      Qwest Corp., 9.125%,
                                 due 03/15/12                                     191,520
        357,000       #,L      Qwest Services Corp.,
                                 13.500%, due 12/15/10                            416,797
      1,091,000        S       Sprint Capital Corp.,
                                 6.000%, due 01/15/07                           1,186,248
        884,000                Sprint Capital Corp.,
                                 6.875%, due 11/15/28                             921,346
$       962,000        L       Verizon Florida, Inc.,
                                 6.125%, due 01/15/13                     $     1,050,980
        740,000                Verizon Virginia, Inc.,
                                 4.625%, due 03/15/13                             735,485
                                                                          ---------------
                                                                                7,106,477
                                                                          ---------------
                               Total Corporate Bonds
                                 (Cost $125,965,712)                          129,229,045
                                                                          ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 25.9%

                               AGENCY: 0.3%
      1,364,144                Vendee Mortgage Trust,
                                 5.845%, due 09/15/23                           1,402,754
                                                                          ---------------
                                                                                1,402,754
                                                                          ---------------
                               AUTOMOBILE: 1.0%
      1,500,000                Capital Auto Receivables Asset
                                 Trust, 2.750%, due 04/16/07                    1,526,454
        200,000                Capital One Auto Finance Trust,
                                 3.180%, due 09/15/10                             204,090
      1,300,000                Household Automotive Trust,
                                 2.310%, due 04/17/08                           1,312,501
        910,000                Nissan Auto Receivables Owner
                                 Trust, 2.610%, due 07/15/08                      922,221
        200,000                USAA Auto Owner Trust,
                                 2.040%, due 02/16/10                             200,287
                                                                          ---------------
                                                                                4,165,553
                                                                          ---------------
                               COMMERCIAL: 4.6%
      1,170,000                Chase Manhattan Bank-First
                                 Union National Bank, 7.439%,
                                 due 08/15/31                                   1,384,733
        950,000                CS First Boston Mortgage
                                 Securities Corp., 3.382%,
                                 due 05/15/38                                     935,932
        688,792                CS First Boston Mortgage
                                 Securities Corp., 3.727%,
                                 due 03/15/35                                     698,792
        688,000                DLJ Commercial Mortgage
                                 Corp., 7.300%, due 06/10/32                      810,469
      1,050,000                GE Capital Commercial
                                 Mortgage Corp., 5.994%,
                                 due 12/10/35                                   1,170,457
        645,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                               5.161%, due 10/12/37                               685,195
      1,350,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 6.162%, due 05/12/34                           1,529,148
      1,780,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 6.244%, due 04/15/35                           1,988,852
      1,330,000                LB-UBS Commercial Mortgage
                                 Trust, 4.659%, due 12/15/26                    1,391,172
      1,040,000                LB-UBS Commercial Mortgage
                                 Trust, 6.226%, due 03/15/26                    1,171,576
        400,000                Morgan Stanley Capital I,
                                 7.020%, due 03/15/32                             465,725
      1,780,000                Mortgage Capital Funding, Inc.,
                                 6.663%, due 03/18/30                           2,003,525
      3,956,205                Prudential Commercial
                                 Mortgage Trust, 3.669%,
                                 due 02/11/36                                   4,005,133

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               COMMERCIAL (CONTINUED)
$       400,000                Salomon Brothers Mortgage
                                 Securities VII, 7.520%,
                                 due 12/18/09                             $       474,469
        750,000                Wachovia Bank Commercial
                                 Mortgage Trust, 3.989%,
                                 due 06/15/35                                     733,773
                                                                          ---------------
                                                                               19,448,951
                                                                          ---------------
                               CREDIT CARD: 0.8%
        560,000                Bank One Issuance Trust,
                                 4.540%, due 09/15/10                             585,097
        530,000                Capital One Master Trust,
                                 4.900%, due 03/15/10                             569,420
      1,335,000                Citibank Credit Card Issuance
                               Trust, 5.650%, due 06/16/08                      1,440,451
        650,000                Fleet Credit Card Master Trust II,
                                 2.400%, due 07/15/08                             657,704
                                                                          ---------------
                                                                                3,252,672
                                                                          ---------------
                               HOME EQUITY: 3.6%
        968,160        L       Ameriquest Mortgage
                                 Securities, Inc., 1.390%,
                                 due 02/25/34                                     970,373
      1,500,000                Argent Securities, Inc., 1.410%,
                                 due 03/25/34                                   1,502,520
        800,000       XX       Asset Backed Funding
                                 Certificates, 1.380%,
                                 due 11/25/33                                     800,000
        523,530                Centex Home Equity, 1.370%,
                                 due 01/25/34                                     524,572
      2,532,669                EQCC Trust, 1.390%,
                                 due 11/25/31                                   2,540,960
        975,000                Equity One ABS, Inc., 2.976%,
                                 due 09/25/33                                     987,967
        822,398                New Century Home Equity
                                 Loan Trust, 1.370%,
                                 due 07/25/30                                     823,975
      1,395,018                New Century Home Equity
                                 Loan Trust, 1.380%,
                                 due 06/20/31                                   1,397,980
        622,499                Residential Asset Securities
                                 Corp., 1.320%, due 09/25/31                      623,710
      1,939,000                Residential Asset Securities
                                 Corp., 1.370%, due 02/25/34                    1,940,211
      1,000,976                Residential Asset Securities
                                 Corp., 1.390%, due 06/25/32                    1,004,697
        488,000                Residential Funding Mortgage
                               Securities II, 3.450%,
                                 due 01/25/16                                     498,593
      1,500,000                Saxon Asset Securities Trust,
                                 3.960%, due 06/25/33                           1,526,460
                                                                          ---------------
                                                                               15,142,018
                                                                          ---------------
                               OTHER ASSET BACKED SECURITIES: 0.0%
         72,194     ##,S,@@    Garanti Trade Payment Rights
                               Master Trust, 10.810%,
                                 due 06/15/04                                      72,662
                                                                          ---------------
                                                                                   72,662
                                                                          ---------------
                               WHOLE LOAN COLLATERALIZED MORTGAGE
                                 OBLIGATIONS: 13.6%
        827,146                ABN Amro Mortgage Corp.,
                                 1.590%, due 03/25/18                             829,096
$       419,182                ABN Amro Mortgage Corp.,
                                 6.500%, due 02/25/32                     $       426,129
      1,393,633                Bank of America Alternative
                                 Loan Trust, 1.540%,
                                 due 12/25/33                                   1,392,912
      1,381,449                Bank of America Alternative
                                 Loan Trust, 5.500%,
                               due 02/25/33                                     1,421,470
        495,965                Bank of America Mortgage
                                 Securities, 4.413%,
                                 due 03/25/33                                     506,605
        134,512                Bank of America Mortgage
                                 Securities, 5.242%,
                                 due 02/25/32                                     136,145
        891,422                Bank of America Mortgage
                                 Securities, 5.500%,
                                 due 11/25/33                                     923,149
        487,664                Bank of America Mortgage
                                 Securities, 6.500%,
                                 due 01/25/32                                     494,805
        243,832                Bank of America Mortgage
                               Securities, 6.500%,
                                 due 01/25/32                                     247,403
      4,546,133                Bear Stearns Asset Backed
                               Securities, Inc., 5.625%,
                                 due 11/25/32                                   4,611,558
        847,561                CitiCorp Mortgage Securities,
                                 Inc., 1.540%, due 03/25/33                       848,144
         54,186                CitiCorp Mortgage Securities,
                                 Inc., 6.250%, due 11/25/16                        56,311
      3,132,485                Countrywide Alternative Loan
                                 Trust, 1.640%, due 04/25/33                    3,138,915
      5,146,817                Countrywide Home Loans, Inc.,
                                 1.490%, due 08/25/18                           5,142,241
      1,158,408                Countrywide Home Loans, Inc.,
                                 1.590%, due 04/25/18                           1,161,941
      3,610,000                CS First Boston Mortgage
                               Securities Corp., 4.187%,
                                 due 10/25/33                                   3,696,368
      3,000,000                GMAC Mortgage Corp. Loan
                                 Trust, 5.500%, due 01/25/34                    3,146,503
        158,667                GSR Mortgage Loan Trust,
                                 1.790%, due 07/25/32                             158,889
      1,679,706                MASTR Alternative Loans Trust,
                                 6.500%, due 05/25/33                           1,751,401
        721,375                MASTR Asset Securitization
                                 Trust, 8.000%, due 06/25/33                      758,150
      4,000,821                MLCC Mortgage Investors, Inc.,
                                 1.410%, due 10/25/33                           4,003,164
        307,097                Residential Accredit Loans, Inc.,
                                 7.750%, due 05/25/27                             306,900
      8,201,322                Residential Funding Mortgage
                                 Sec I, 1.540%, due 11/25/18                    8,216,952
        950,556                Sequoia Mortgage Trust,
                                 1.401%, due 11/20/33                             949,413
      2,100,000                Structured Asset Securities
                                 Corp., 6.000%, due 03/25/34                    2,196,741
        276,128       XX       Thornburg Mortgage Securities
                                 Trust, 1.440%, due 12/25/33                      276,128
      1,860,752                Washington Mutual MSC
                                 Mortgage Pass-Through CTFS,
                                 1.590%, due 01/25/18                           1,863,445

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               WHOLE LOAN COLLATERALIZED MORTGAGE
                                 OBLIGATIONS (CONTINUED)
$     2,059,826                Washington Mutual MSC
                                 Mortgage Pass-Through
                                 CTFS, 1.690%, due 03/25/33               $     2,063,946
      4,292,752                Washington Mutual, 5.000%,
                                 due 06/25/18                                   4,459,781
        951,536                Wells Fargo Mortgage Backed
                                 Securities Trust, 1.590%,
                                 due 02/25/34                                     949,964
      1,460,000                Wells Fargo Mortgage Backed
                                 Securities Trust, 4.500%,
                                 due 08/25/18                                   1,423,970
                                                                          ---------------
                                                                               57,558,539
                                                                          ---------------
                               WHOLE LOAN COLLATERALIZED PLANNED
                                 AMORTIZATION CLASS: 2.0%
        281,356                Countrywide Alternative Loan
                                 Trust, 1.490%, due 02/25/33                      281,575
        929,560                MASTR Alternative Loans Trust,
                                 1.490%, due 11/25/33                             930,395
      1,969,638                MASTR Alternative Loans Trust,
                                 8.500%, due 05/25/33                           2,034,852
      1,381,898                Residential Funding Mortgage
                                 Sec I, 1.490%, due 11/25/17                    1,382,553
      2,067,000                Residential Funding Securities
                                 Corp., 4.750%, due 02/25/33                    2,108,679
        594,540                Residential Funding Securities
                                 Corp., 8.500%, due 05/25/33                      676,410
        997,297       XX       Washington Mutual, 1.490%,
                                 due 03/25/34                                     996,674
                                                                          ---------------
                                                                                8,411,138
                                                                          ---------------
                               Total Collateralized Mortgage
                                 Obligations and Asset-Backed
                                 Securities (Cost $108,637,756)               109,454,287
                                                                          ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.0%

                               FEDERAL HOME LOAN MORTGAGE
                                 CORPORATION: 12.7%
      1,819,478                1.220%, due 05/25/31                             1,820,105
      1,255,370                1.230%, due 04/25/30                             1,255,934
        660,249                1.240%, due 01/25/32                               661,041
      1,486,422                1.440%, due 02/15/32                             1,490,046
      8,130,000                2.700%, due 03/16/07                             8,219,154
      3,810,000                2.750%, due 02/09/07                             3,829,027
      1,885,000                2.875%, due 09/15/05                             1,923,756
      1,728,122                4.397%, due 11/01/33                             1,796,598
      3,482,000                4.500%, due 04/01/14                             3,530,982
      2,000,000        W       5.500%, due 04/15/19                             2,084,376
      8,140,000        W       5.500%, due 04/01/33                             8,343,500
      1,750,000        L       5.875%, due 03/21/11                             1,952,779
      2,297,000                6.000%, due 01/15/28                             2,406,982
      2,651,177                6.000%, due 01/15/29                             2,799,381
      1,600,000                6.000%, due 01/15/29                             1,700,108
      2,254,726                6.000%, due 01/15/29                             2,373,533
      7,155,000        W       6.500%, due 05/15/34                             7,512,750
                                                                          ---------------
                                                                               53,700,052
                                                                          ---------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 22.9%
        339,949                1.290%, due 11/26/32                               338,824
      1,034,332                1.494%, due 04/18/28                             1,038,296
        451,630                1.540%, due 12/25/29                               453,003
$       903,962                1.640%, due 01/25/32                       $       906,664
      4,152,000        L       2.375%, due 04/13/06                             4,153,221
        975,000                2.859%, due 12/26/29                               987,258
      3,905,000        L       2.875%, due 05/19/08                             3,874,846
      6,052,000        L       3.250%, due 08/15/08                             6,149,776
      2,080,000        L       4.125%, due 04/15/14                             2,049,605
      3,000,000        W       4.500%, due 05/01/18                             3,029,064
      1,509,000                4.750%, due 12/25/42                             1,537,044
     11,010,000        W       5.000%, due 04/01/18                            11,319,656
     16,551,000        W       5.000%, due 04/01/33                            16,628,591
      5,595,000        L       5.250%, due 04/15/07                             6,083,085
      1,900,000                5.250%, due 08/01/12                             2,020,770
         74,695                5.500%, due 02/01/17                                77,908
      1,000,000        W       5.500%, due 04/15/19                             1,041,875
      5,283,000        W       5.500%, due 04/01/33                             5,413,427
         98,701                6.000%, due 08/01/16                               104,049
      3,369,582                6.000%, due 09/01/17                             3,552,584
      2,030,670                6.000%, due 07/25/24                             2,116,574
      2,592,524                6.000%, due 07/25/29                             2,731,993
      1,101,590                6.000%, due 07/25/29                             1,160,852
      1,622,699                6.000%, due 04/25/31                             1,704,559
      6,970,000        W       6.000%, due 05/01/33                             7,242,262
      2,084,475                6.000%, due 08/01/33                             2,176,454
         87,608                6.500%, due 07/01/29                                92,123
          6,731                6.500%, due 06/01/31                                 7,074
      1,830,791                6.500%, due 07/01/31                             1,928,187
          5,631                6.500%, due 09/01/31                                 5,919
         29,210                6.500%, due 09/01/31                                30,699
        685,967                6.500%, due 11/01/31                               720,928
        389,963                6.500%, due 04/01/32                               409,826
        133,057                6.500%, due 07/01/32                               139,835
         29,077                6.500%, due 08/01/32                                30,558
        200,735                6.500%, due 08/01/32                               210,959
        136,038                6.500%, due 08/01/32                               142,967
        430,729                6.500%, due 10/01/32                               452,668
        326,511                6.500%, due 11/01/32                               343,141
        360,547                6.500%, due 01/01/33                               378,911
        332,577                6.500%, due 02/01/33                               349,519
      1,280,559                6.500%, due 12/01/33                             1,345,795
      8,124,661        ^       6.595%, due 02/17/29                               891,557
         17,947                7.000%, due 09/01/28                                19,072
         16,972                7.000%, due 03/01/30                                18,027
      1,079,426                7.500%, due 12/25/41                             1,201,409
                                                                          ---------------
                                                                               96,611,414
                                                                          ---------------
                               GOVERNMENT NATIONAL MORTGAGE
                                 ASSOCIATION: 0.4%
      1,150,000        W    6.000%, due 04/15/34                                1,201,031
      2,126,790        ^       7.160%, due 06/16/31                               265,350
        145,619                8.000%, due 01/20/31                               158,152
                                                                          ---------------
                                                                                1,624,533
                                                                          ---------------
                               Total U.S. Government
                                 Agency Obligations (Cost
                                 $151,433,521)                                151,935,999
                                                                          ---------------

U.S. TREASURY OBLIGATIONS: 13.1%

                               U.S. TREASURY BONDS: 3.2%
      3,620,000       L,S      0.000%, due 05/15/16                             2,095,745
      6,183,000       L,S      5.375%, due 02/15/31                             6,741,405
      4,000,000       L,S      6.250%, due 08/15/23                             4,757,344
                                                                          ---------------
                                                                               13,594,494
                                                                          ---------------

                     See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               U.S. TREASURY NOTES: 9.9%
$     8,435,000       L,S      1.625%, due 02/28/06                       $     8,450,824
     22,250,000       L,S      2.250%, due 07/31/04                            22,348,234
      3,589,000       L,S      2.250%, due 02/15/07                             3,620,687
      4,295,000       L,S      2.625%, due 03/15/09                             4,265,476
      3,089,000       L,S      4.000%, due 02/15/14                             3,130,510
                                                                          ---------------
                                                                               41,815,731
                                                                          ---------------
                               Total U.S. Treasury Agency
                                 Obligations (Cost
                                 $55,265,989)                                  55,410,225
                                                                          ---------------
OTHER BONDS: 4.1%

                               SOVEREIGN: 4.1%
        571,000      **,@@     Argentina Bonos, 1.234%,
                                 due 08/03/12                                     385,768
        819,000       @@       Brazilian Government
                                 International Bond, 2.063%,
                                 due 04/15/12                                     721,835
        740,000       @@       Brazilian Government
                                 International Bond, 10.000%,
                                 due 08/07/11                                     788,840
        692,000       @@       Brazilian Government
                                 International Bond, 11.000%,
                                 due 08/17/40                                     742,516
        373,000       @@       Bulgaria Government
                                 International Bond, 8.250%,
                                 due 01/15/15                                     458,643
        820,000      S,@@      Colombia Government
                                 International Bond, 10.000%,
                                 due 01/23/12                                     955,710
        238,000      L,@@      Colombia Government
                                 International Bond, 11.750%,
                                 due 02/25/20                                     305,830
        745,000       @@       Dominican Republic
                                 International Bond, 9.040%,
                                 due 01/23/13                                     541,988
        664,000       @@       Ecuador Government
                                 International Bond, 7.000%,
                                 due 08/15/30                                     593,450
        344,000       @@       El Salvador Government
                                 International Bond, 7.750%,
                                 due 01/24/23                                     387,791
      1,008,000      L,@@      Mexico Government
                                 International Bond, 1.840%,
                                 due 01/13/09                                   1,019,088
      1,077,000       @@       Mexico Government
                                 International Bond, 6.625%,
                                 due 03/03/15                                   1,175,545
        520,025       @@       Panama Government
                                 International Bond, 1.937%,
                                 due 07/17/16                                     465,168
         68,000       @@       Panama Government
                                 International Bond, 9.375%,
                                 due 07/23/12                                      80,750
        239,000       @@       Panama Government
                                 International Bond, 9.375%,
                                 due 01/16/23                                     270,667
$       817,000       @@       Peru Government
                                 International Bond, 4.500%,
                                 due 03/07/17                             $       725,602
        948,000       @@       Philippine Government
                                 International Bond, 9.875%,
                                 due 01/15/19                                     985,920
      1,719,000       @@       Russia Government
                                 International Bond, 5.000%,
                                 due 03/31/30                                   1,725,876
        550,000       @@       Russia Government
                                 International Bond, 8.250%,
                                 due 03/31/10                                     625,748
        135,000       @@       Turkey Government
                               International Bond, 9.500%,
                                 due 01/15/14                                     159,975
        937,000       @@       Turkey Government
                                 International Bond, 12.375%,
                                 due 06/15/09                                   1,210,487
        362,000      #,@@      Ukraine Government
                                 International Bond, 7.650%,
                                 due 06/11/13                                     379,195
        327,000      L,@@      Uruguay Government
                                 International Bond, 7.500%,
                                 due 03/15/15                                     283,673
        627,119    XX,S,@@     Uruguay Government
                                 International Bond, 10.500%,
                                 due 10/20/06                                     683,974
        571,410       @@       Venezuela Government
                                 International Bond, 2.125%,
                                 due 12/18/07                                     540,789
        249,000       @@       Venezuela Government
                                 International Bond, 10.750%,
                                 due 09/19/13                                     261,450
        964,000     #,L,@@     Venezuela Government
                                 International Bond, 10.750%,
                                 due 09/19/13                                   1,012,200
                                                                          ---------------
                               Total Other Bonds (Cost
                                 $16,188,660)                                  17,488,478
                                                                          ---------------

SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%

                               BANKS: 0.5%
            183      #,XX      DG Funding Trust-03/26/2004                      1,985,550
                                                                          ---------------
                               Total Preferred Stock (Cost
                                 $1,989,557)                                    1,985,550
                                                                          ---------------
WARRANTS: 0.0%

                               TELECOMMUNICATIONS: 0.0%
             20        #       American Tower Corp., 0.000%,
                                 due 08/01/08                                       2,850
                                                                          ---------------
                               Total Warrants
                                 (Cost $1,502)                                      2,850
                                                                          ---------------
                               Total Long-Term Investments
                                 (Cost $459,482,697)                          465,506,434
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 6.0%
$    25,248,000                Goldman Sachs Repurchase
                                 Agreement dated 03/31/04,
                                 1.070% due 04/01/03,
                                 $25,248,750 to be received
                                 upon repurchase (Collateralized
                                 by $25,248,000 U.S. Treasury
                                 STRIPS, zero coupon, Market
                                 Value $26,005,440 due
                                 08/15/12 to 05/15/23)                    $    25,248,000
                                                                          ---------------
                               Total Repurchase Agreement
                                 (Cost $25,248,000)                            25,248,000
                                                                          ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $484,730,697)*                  116.2%   $   490,754,434
                               OTHER ASSETS AND
                                 LIABILITIES-NET                 (16.2)       (68,490,676)
                                                                 -----    ---------------
                               NET ASSETS                          100%   $   422,263,758
                                                                 =====    ===============

@@   Foreign issuer
^    Interest Only (IO) Security
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
W    When-issued or delayed delivery security.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $42,589,483 or 10.1% of net assets.
**   Defaulted security
##   Illiquid and restricted securities
L Loaned security, a portion or all of the security is on loan at March 31, 2004.
S Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2004.
C Bond may be called prior to maturity date. Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency. Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
* Cost for federal income tax purposes is $485,384,467. Net unrealized appreciation consist of:

                               Gross Unrealized Appreciation              $     6,363,409
                               Gross Unrealized Depreciation                     (993,442)
                                                                          ---------------
                               NET UNREALIZED APPRECIATION                $     5,369,967
                                                                          ===============


Information concerning open futures at March 31, 2004 is shown below:

                    NO. OF         NOTIONAL       EXPIRATION       UNREALIZED
                  CONTRACTS      MARKET VALUE       DATE           GAIN/(LOSS)
                  ---------    ---------------    ----------      -----------
LONG CONTRACTS
U.S. 2 Year
  Treasury Note       46       $     9,897,906      Jun-04        $     33,551
U.S. 20 Year
  Treasury Bond      100            11,406,250      Jun-04             217,469
                               ---------------                    ------------
                               $    21,304,156                    $    251,020
                               ===============                    ============
SHORT CONTRACTS
U.S. 10 Year
  Trasury Note       192       $   (22,158,000)     Jun-04        $   (321,960)
                               ===============                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND                           as of March 31, 2004

PRINCIPAL                                                  RATINGS(1)
AMOUNT                                                    (UNAUDITED)          VALUE
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS: 95.4%

CALIFORNIA: 11.0%
$       500,000   California State Department
                    of Veterans Affairs,
                    4.700%, due 12/01/09                  Aa2/A           $       534,580
      1,000,000   California State Department
                    of Water Resources, 5.500%,
                    due 05/01/07                          A3/BBB+               1,096,830
        200,000   Los Angeles County
                    Metropolitan Transportation
                    Authority, 6.000%,
                    due 07/01/08                          A1/A+                   230,624
      1,000,000   Pleasant Valley School District-
                    Ventura County Reference,
                    Series A, 5.850%,
                    due 08/01/31                          Aaa/AAA               1,212,110
                                                                          ---------------
                                                                                3,074,144
                                                                          ---------------
                  COLORADO: 3.9%
      1,000,000   Interlocken Metropolitan
                    District Reference,
                    Series A, 5.750%,
                    due 12/15/19                          NR/AA                 1,091,050
                                                                          ---------------
                                                                                1,091,050
                                                                          ---------------
                  FLORIDA: 3.9%
      1,000,000   Florida State Board of
                    Education, Series A,
                    MBIA Insured, 5.000%,
                    due 06/01/14                          NR/AAA                1,097,850
                                                                          ---------------
                                                                                1,097,850
                                                                          ---------------
                  ILLINOIS: 11.0%
        500,000   Chicago O'Hare International
                    Airport Revenue,
                    4.900%, due 01/01/07                  Aaa/AAA                 511,285
      1,000,000   Chicago Illinois Skyway
                    Toll Bridge, 5.500%,
                    due 01/01/31                          Aaa/AAA               1,075,570
         25,000   Chicago Illinois Tax
                  Increment Redevelopment
                    Project, Series A, 5.000%,
                    due 11/15/10                          NR/A                     27,330
      1,250,000   De Kalb-Ogle Etc Counties
                    Community College District
                    No 523, FSA Insured,5.750%,
                    due 02/01/11                          Aaa/NR                1,437,337
                                                                          ---------------
                                                                                3,051,522
                                                                          ---------------
                  MARYLAND: 4.0%
      1,000,000   State of Maryland, State
                    and Local Facilities Loan,
                    Public Improvements,
                    Second Series, 5.000%,
                    due 08/01/08                          Aaa/AAA               1,119,580
                                                                          ---------------
                                                                                1,119,580
                                                                          ---------------
                  MASSACHUSETTS: 11.8%
      1,000,000   Massachusetts Development
                    Finance Agency, Revenue,
                    Boston University, 6.000%,
                    due 05/15/59                          A3/BBB+               1,160,810
$     1,000,000   Massachusetts Housing
                    Finance Agency, 3.700%,
                    due 12/01/09                          Aa3/AA-         $     1,033,670
      1,000,000   Massachusetts State Port
                    Authority, 5.750%,
                    due 07/01/29                          Aa3/A+                1,085,240
                                                                          ---------------
                                                                                3,279,720
                                                                          ---------------
                  MICHIGAN: 3.6%
      1,000,000   Michigan State University,
                    Series A-2, .92%,
                    due 08/15/22                          Aa2/AA/A-1+           1,000,000
                                                                          ---------------
                                                                                1,000,000
                                                                          ---------------
                  NEVADA: 4.1%
      1,100,000   Washoe County Nevada
                    Gas & Water Facilities,
                    6.300%, due 12/01/14                  Aaa/AAA               1,131,130
                                                                          ---------------
                                                                                1,131,130
                                                                          ---------------
                  NEW YORK: 14.5%
      1,000,000   New York NY, General
                    Obligation, Series B,
                    5.000%, due 08/01/07                  A2/A                  1,089,090
        750,000   New York City Industrial
                    Development Agency,
                    6.250%, due 11/15/06                  Aaa/AAA                 786,893
      1,000,000   New York State Dormitory
                    Authority, Series C, 5.500%,
                    due 07/01/15                          Aaa/AAA               1,117,550
      1,000,000   Tobacco Settlement Financing
                    Authority, 5.000%,
                    due 06/01/10                          A3/AA-                1,039,420
                                                                          ---------------
                                                                                4,032,953
                                                                          ---------------
                  NORTH CAROLINA: 1.3%
        295,000   New Hanover County,
                    5.750%, due 11/01/12                  Aa2/AA                  348,619
                                                                          ---------------
                                                                                  348,619
                                                                          ---------------
                  OHIO: 1.1%
        225,000   Euclid City School District,
                    5.200%, due 12/01/10                  Aaa/AAA                 242,709
         55,000   Lakota Local School District,
                    School Improvement,
                    7.000%, due 12/01/10                  Aaa/AAA                  68,824
                                                                          ---------------
                                                                                  311,533
                                                                          ---------------
                  OKLAHOMA: 8.4%
      1,000,000   Oklahoma State Industrial
                    Authority Revenue Reference,
                    Health System Obligation
                    Group, Series A,
                    6.000%, due 08/15/19                  Aaa/AAA               1,137,520
      1,000,000   Payne County Economic
                    Development Authority,
                    Student Housing Revenue,
                    Collegiate Housing
                    Foundation, Series A,
                    6.375%, due 06/01/30                  Baa3/NR               1,208,540
                                                                          ---------------
                                                                                2,346,060
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND               as of March 31, 2004 (Continued)

PRINCIPAL                                                  RATINGS(1)
AMOUNT                                                    (UNAUDITED)          VALUE
-----------------------------------------------------------------------------------------
                  PENNSYLVANIA: 3.7%
$     1,000,000   Philadelphia Hospitals &
                    Higher Education Facilities
                    Authority Revenue,
                    Jefferson Health System,
                    5.000%, due 05/15/18                  Aa3/AA-         $     1,026,150
                                                                          ---------------
                                                                                1,026,150
                                                                          ---------------
                  RHODE ISLAND: 0.7%
         35,000   Dunns Corner Fire District,
                    7.900%, due 06/01/05                  NR/NR                    37,514
         35,000   Dunns Corner Fire District,
                    7.950%, due 06/01/06                  NR/NR                    39,402
         35,000   Dunns Corner Fire District,
                    8.000%, due 06/01/07                                           41,075
         35,000   Dunns Corner Fire District,
                    8.050%, due 06/01/08                  NR/NR                    42,454
         35,000   Dunns Corner Fire District,
                    8.100%, due 06/01/09                  NR/NR                    43,728
                                                                          ---------------
                                                                                  204,173
                                                                          ---------------
                  TEXAS: 12.4%
      1,000,000   Harris County Health Facilities
                    Development Authority
                    Revenue, Series B,
                    5.750%, due 07/01/27                  Aa3/AAA               1,158,360
      1,000,000   Laredo Independent School
                    District, PSF
                    Guaranteed, 5.500%,
                    due 08/01/20                          Aaa/AAA               1,110,870
      1,050,000   San Felipe-Del Rio
                    Consolidated Independent
                    School District, PSF
                    Guaranteed, 5.500%,
                    due 08/15/19                          Aaa/AAA               1,169,291
                                                                          ---------------
                                                                                3,438,521
                                                                          ---------------
                  Total Municipal Bonds (Cost
                    $24,877,728)                                               26,553,005
                                                                          ---------------
                                                                               26,553,005
                                                                          ---------------
                  TOTAL INVESTMENTS IN
                    SECURITIES (COST
                    $24,877,728)*                                  95.4%  $    26,553,005
                  OTHER ASSETS AND
                    LIABILITIES-NET                                 4.6         1,276,835
                                                                  -----   ---------------
                  NET ASSETS                                      100.0%  $    27,829,840
                                                                  =====   ===============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                               Gross Unrealized Appreciation              $     1,710,501
                               Gross Unrealized Depreciation                      (35,224)
                                                                          ---------------
                               Net Unrealized Appreciation                $     1,675,277
                                                                          ===============

(1) Credit ratings are provided by Moody's Investor Service, Inc. and Standard and Poor's Rating Group (Unaudited)
MBIA Municipal Bond Insurance Association
FSA  Financial Security Assurance
PSF  Permanent School Fund

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                                     as of March 31, 2004

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
CORPORATE BONDS: 28.9%

                               AEROSPACE/DEFENSE: 0.5%
$       352,500                Raytheon Co., 3.500%,
                                 due 05/15/06                             $       191,122
                                                                          ---------------
                                                                                  191,122
                                                                          ---------------

                               AIRLINES: 1.1%
        109,000                American Airlines, Inc., 6.817%,
                                 due 05/23/11                                     100,755
        169,000                American Airlines, Inc., 7.324%,
                                 due 10/15/09                                     144,873
         66,691                Continental Airlines, Inc., 6.545%,
                                 due 08/02/20                                      65,734
         22,000                Delta Air Lines, Inc., 7.779%,
                                 due 11/18/05                                      19,161
        111,900                United AirLines, Inc., 7.186%,
                                 due 04/01/11                                     102,042
                                                                          ---------------
                                                                                  432,565
                                                                          ---------------

                               AUTO MANUFACTURERS: 0.5%
         51,000                Ford Motor Co., 6.375%, due
                                 04/01/11                                          45,541
         35,000                Ford Motor Co., 6.625%, due
                                 02/01/29                                          32,266

        122,000                General Motors Corp., 8.375%,
                                 due 07/15/33                                     138,802
                                                                          ---------------
                                                                                  216,609
                                                                          ---------------

                               BANKS: 5.7%
        179,000                Banco Santander Chile SA,
                                 7.375%, due 07/18/12                             210,015
         80,000                Bank of America Corp., 6.375%,
                                 due 02/15/08                                      89,906
        135,000        #       Bank of New York Institutional
                                 Capital Trust A, 7.780%,
                                 due 12/01/26                                     155,379
         21,000        #       BankAmerica Institutional
                                 Capital B, 7.700%, due 12/31/26                   23,840
         11,000                BankBoston Corp., 1.720%,
                                 due 06/08/28                                      10,596
         86,000                Barnett Capital I, 8.060%,
                                 due 12/01/26                                     100,677
         25,000                Barnett Capital II, 7.950%,
                                 due 12/01/26                                      29,274
         48,000                Chase Capital VI, 1.756%,
                                 due 08/01/28                                      46,461
        257,000        #       Dresdner Funding Trust I, 8.151%,
                                 due 06/30/31                                     304,656
         86,000                FBS Capital I, 8.090%, due
                                 11/15/26                                         102,109
        175,000                First Union Institutional Capital II,
                                 7.850%, due 01/01/27                             200,613
        121,000      #,@@      HBOS PLC, 5.375%, due 11/29/49                     125,636
         30,000       @@       Hongkong & Shanghai Banking
                                 Corp. Ltd., 1.313%,
                                 due 07/29/49                                      24,990
         40,000       @@       HSBC Bank PLC, 1.350%,
                                 due 06/29/49                                      32,141
         80,000                HSBC Bank PLC, 1.500%,
                                 due 06/29/49                                      67,767
         92,000                M&T Bank Corp., 3.850%,
                                 due 04/01/13                                      93,014
         60,000       @@       National Westminster Bank PLC,
                                 1.250%, due 11/29/49                              49,249
$       103,000        #       Rabobank Capital Funding II,
                                 5.260%, due 12/29/49                     $       107,067
         40,000       @@       Societe Generale, 1.309%,
                                 due 11/29/49                                      32,388
         40,000       @@       Standard Chartered PLC, 1.188%,
                                 due 07/29/49                                      30,686
         70,000       @@       Standard Chartered PLC, 1.315%,
                                 due 01/29/49                                      53,478
        150,000       @@       Standard Chartered PLC, 1.400%,
                                 due 12/29/49                                     114,750
        170,000       @@       Standard Chartered PLC, 1.500%,
                                 due 11/29/49                                     125,836
         70,000                Suntrust Capital I, 1.790%,
                                 due 05/15/27                                      68,821
         31,000                Wachovia Capital Trust II, 1.620%,
                                 due 01/15/27                                      29,452
         90,000                Wells Fargo & Co., 3.120%,
                                 due 08/15/08                                      90,035
                                                                          ---------------
                                                                                2,318,836
                                                                          ---------------

                               BEVERAGES: 0.5%
         32,000                Constellation Brands, Inc.,
                                 8.000%, due 02/15/08                              36,240
        140,000        #       Miller Brewing Co., 4.250%,
                                 due 08/15/08                                     145,039
                                                                          ---------------
                                                                                  181,279
                                                                          ---------------

                               CHEMICALS: 0.1%
         32,000                Dow Chemical Co., 5.750%, due
                                 11/15/09                                          35,089
                                                                          ---------------
                                                                                   35,089
                                                                          ---------------

                               DIVERSIFIED FINANCIAL SERVICES: 2.5%
        113,000                Boeing Capital Corp., 7.375%,
                                 due 09/27/10                                     134,274
        175,000      #,@@      Brazilian Merchant Voucher
                                 Receivables Ltd., 5.911%, due                    174,125
         21,000                CitiCorp Capital I, 7.933%,
                                 due 02/15/27                                      24,341
         18,000                Citigroup Capital II, 7.750%,
                                 due 12/01/36                                      20,820
         25,000        #       Farmers Exchange Capital,
                                 7.050%, due 07/15/28                              25,423
         98,000        #       Farmers Exchange Capital,
                                 7.200%, due 07/15/48                              97,539
        195,000        #       Mangrove Bay Pass-Through Trust,
                                 6.102%, due 07/15/33                             203,693
         46,000                Nexstar Finance LLC/Nexstar
                                 Finance, Inc., 12.000%,
                                 due 04/01/08                                      51,980
            445      I,@@      Nordea Kredit
                                 Realkreditaktieselskab,
                                 6.000%, due 07/01/29                                  77
         95,000      #,@@      PF Export Receivables Master
                                 Trust, 3.748%, due 06/01/13                       94,835
        104,371      #,@@      PF Export Receivables Master
                                 Trust, 6.436%, due 06/01/15                      107,449
         50,000        #       Wachovia Capital Trust V, 7.965%,
                                 due 06/01/27                                      59,740
                                                                          ---------------
                                                                                  994,296
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               ELECTRIC: 4.6%
$       240,700        #       Allegheny Energy Supply
                                 Statutory Trust 2001, 10.250%,
                                 due 11/15/07                             $       263,567
         25,404        #       Allegheny Energy Supply
                                 Statutory Trust 2001, 13.000%,
                                 due 11/15/07                                      26,166
         82,000                Consumers Energy Co., 4.800%,
                                 due 02/17/09                                      85,790
         56,347        I       East Coast Power LLC, 7.536%,
                                 due 06/30/17                                      57,100
         40,000       @@       Empresa Nacional de Electricidad
                                 SA/Chile, 7.750%, due 07/15/08                    44,242
        283,000       @@       Empresa Nacional de Electricidad
                                 SA/Chile, 8.350%, due 08/01/13                   319,939
         40,000                Enserch Capital I, 2.505%,
                                 due 07/01/28                                      35,585
        126,000                Enterprise Capital Trust II,
                                 2.330%, due 06/30/28                             116,449
        162,000                FirstEnergy Corp., 7.375%,
                                 due 11/15/31                                     181,258
        252,000        #       Indianapolis Power & Light,
                                 6.600%, due 01/01/34                             268,727
        178,000                Ohio Power Co., 6.375%,
                                 due 07/15/33                                     187,441
         24,446        #       Power Contract Financing LLC,
                                 5.200%, due 02/01/06                              24,974
        168,000        #       Power Contract Financing LLC,
                                 6.256%, due 02/01/10                             179,354
         27,950                PPL Montana LLC, 8.903%,
                                 due 07/02/20                                      30,762
                                                                          ---------------
                                                                                1,821,354
                                                                          ---------------

                               ENVIRONMENTAL CONTROL: 0.3%
        104,000                Allied Waste North America,
                                 7.625%, due 01/01/06                             111,280
                                                                          ---------------
                                                                                  111,280
                                                                          ---------------

                               FOOD: 1.2%
         63,000                Kroger Co., 7.250%, due 06/01/09                    73,094
        108,000                Safeway, Inc., 4.800%,
                                 due 07/16/07                                     114,425
        149,000                Tyson Foods, Inc., 7.250%,
                                 due 10/01/06                                     162,891
        104,000                Tyson Foods, Inc., 8.250%,
                                 due 10/01/11                                     124,166
                                                                          ---------------
                                                                                  474,576
                                                                          ---------------

                               FOREST PRODUCTS & PAPER: 0.6%
         85,000       @@       Abitibi-Consolidated, Inc.,
                                 6.950%, due 12/15/06                              88,855
         48,000       @@       Abitibi-Consolidated, Inc.,
                                 6.950%, due 04/01/08                              49,536
         75,000                Georgia-Pacific Corp., 8.875%,
                                 due 02/01/10                                      87,938
                                                                          ---------------
                                                                                  226,329
                                                                          ---------------

                               GAS: 0.4%
        131,000        #       Williams Gas Pipelines Central,
                                 Inc., 7.375%, due 11/15/06                       144,919
                                                                          ---------------
                                                                                  144,919
                                                                          ---------------

                               HOME BUILDERS: 0.1%
$         8,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                     $         8,740
         19,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                              20,757
          9,000                Technical Olympic USA, Inc.,
                                 10.375%, due 07/01/12                             10,193
                                                                          ---------------
                                                                                   39,690
                                                                          ---------------

                               INSURANCE: 1.2%
        134,000        #       Farmers Insurance Exchange,
                                 8.625%, due 05/01/24                             158,136
         94,000        #       Monumental Global Funding II,
                                 3.850%, due 03/03/08                              96,967
        204,000        #       Zurich Capital Trust I, 8.376%,
                                 due 06/01/37                                     237,091
                                                                          ---------------
                                                                                  492,194
                                                                          ---------------

                               LEISURE TIME: 0.2%
         61,000       @@       Royal Caribbean Cruises Ltd.,
                                 7.000%, due 10/15/07                              66,185
                                                                          ---------------
                                                                                   66,185
                                                                          ---------------

                               LODGING: 0.7%
         99,000                Caesars Entertainment, Inc.,
                                 9.375%, due 02/15/07                             111,869
         51,000                Hilton Hotels Corp., 7.625%,
                                 due 05/15/08                                      57,503
         65,000                Mandalay Resort Group, 10.250%,
                                 due 08/01/07                                      76,863
         39,000                MGM Mirage, 6.000%,
                                 due 10/01/09                                      41,145
                                                                          ---------------
                                                                                  287,380
                                                                          ---------------

                               MEDIA: 0.9%
         38,000                CSC Holdings, Inc., 7.875%,
                                 due 12/15/07                                      41,040
         37,000                DirecTV Holdings LLC, 8.375%,
                                 due 03/15/13                                      42,365
         39,000        #       Echostar DBS Corp., 4.405%,
                                 due 10/01/08                                      40,755
         38,000        #       Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                      39,425
         66,000                Historic TW, Inc., 6.950%,
                                 due 01/15/28                                      71,785
         37,000                Spanish Broadcasting System,
                                 9.625%, due 11/01/09                              39,359
         46,000                Time Warner, Inc., 6.875%,
                                 due 05/01/12                                      52,724
         32,000                Young Broadcasting, Inc.,
                                 8.500%, due 12/15/08                              34,720
                                                                          ---------------
                                                                                  362,173
                                                                          ---------------

                               MINING: 0.4%
        133,000                Vale Overseas Ltd., 8.625%,
                                 due 03/08/07                                     148,960
                                                                          ---------------
                                                                                  148,960
                                                                          ---------------

                               MISCELLANEOUS MANUFACTURING: 0.4%
        155,000                General Electric Co., 5.000%,
                                 due 02/01/13                                     162,587
                                                                          ---------------
                                                                                  162,587
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               MULTI-NATIONAL: 0.7%
$       138,000       @@       Corp. Andina de Fomento CAF,
                                 5.200%, due 05/21/13                     $       141,664
        131,000       @@       Corp. Andina de Fomento CAF,
                                 6.875%, due 03/15/12                             150,678
                                                                          ---------------
                                                                                  292,342
                                                                          ---------------

                               OIL AND GAS: 1.5%
         59,000                Chesapeake Energy Corp.,
                                 9.000%, due 08/15/12                              68,514
        355,000       @@       Husky Oil Co., 8.900%,
                                 due 08/15/28                                     420,048
         72,000                Valero Energy Corp., 8.750%,
                                 due 06/15/30                                      95,561
                                                                          ---------------
                                                                                  584,123
                                                                          ---------------
                               PACKAGING AND CONTAINERS: 0.8%
         47,000       @@       Crown European Holdings SA,
                                 10.875%, due 03/01/13                             54,990
        113,000                Owens-Brockway, 8.875%,
                                 due 02/15/09                                     122,605
        139,000        #       Sealed Air Corp., 6.950%,
                                 due 05/15/09                                     160,305
                                                                          ---------------
                                                                                  337,900
                                                                          ---------------
                               REAL ESTATE: 1.4%
        116,000                EOP Operating LP, 7.750%,
                                 due 11/15/07                                     135,184
         17,000                Liberty Property-LP, 6.375%,
                                 due 08/15/12                                      18,982
         10,000                Liberty Property-LP, 6.950%,
                                 due 12/01/06                                      11,168
         90,000                Liberty Property-LP, 7.750%,
                                 due 04/15/09                                     107,310
         86,000                Simon Property Group LP, 4.875%,
                                 due 03/18/10                                      91,384
        165,000                Simon Property Group LP, 6.375%,
                                 due 11/15/07                                     185,618
                                                                          ---------------
                                                                                  549,646
                                                                          ---------------

                               SAVINGS AND LOANS: 0.5%
         55,000                Great Western Financial, 8.206%,
                                 due 02/01/27                                      65,137
        139,000                Washington Mutual, Inc., 4.375%,
                                 due 01/15/08                                     145,433
                                                                          ---------------
                                                                                  210,570
                                                                          ---------------

                               TELECOMMUNICATIONS: 2.1%
         18,000                American Tower Corp., 9.375%,
                                 due 02/01/09                                      19,080
         19,000        #       American Towers, Inc., 7.250%,
                                 due 12/01/11                                      19,523
        145,000                AT&T Corp., 8.050%, due 11/15/11                   169,805
         37,000                  Nextel Communications, Inc.,
                                 7.375%, due 08/01/15                              40,238
         36,000                Nextel Communications, Inc.,
                                 9.375%, due 11/15/09                              39,330
         18,000        #       Qwest Corp., 9.125%,
                                 due 03/15/12                                      20,520
        121,000                Sprint Capital Corp., 6.000%,
                                 due 01/15/07                                     131,564
$        97,000                Sprint Capital Corp., 6.875%,
                                 due 11/15/28                             $       101,098
        280,000                Verizon Virginia, Inc., 4.625%,
                                 due 03/15/13                                     278,291
      1,000,000      I,**      WinStar Communications, Inc.,
                                 0.000%, due 04/15/10                                 100
                                                                          ---------------
                                                                                  819,549
                                                                          ---------------

                               Total Corporate Bonds
                                 (Cost $11,522,554)                            11,501,553
                                                                          ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.8%
                               FEDERAL HOME LOAN MORTGAGE
                                 CORPORATION: 7.7%
        790,999                1.740%, due 04/15/32                       $       795,872
        455,000                2.750%, due 02/09/07                               457,272
        220,000                2.875%, due 09/15/05                               224,523
         41,520                5.500%, due 01/01/14                                43,482
         19,837                5.500%, due 02/01/14                                20,774
        205,000                5.875%, due 03/21/11                               228,754
        301,000                6.000%, due 01/15/28                               315,412
        195,000                6.000%, due 01/15/29                               207,201
        298,360                6.000%, due 01/15/29                               315,038
        136,237                6.000%, due 01/15/29                               143,416
        141,588                6.500%, due 02/01/32                               148,840
        164,081                7.000%, due 06/01/29                               174,130
            359        I       9.000%, due 06/01/06                                   370
                                                                          ---------------
                                                                                3,075,084
                                                                          ---------------

                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 28.9%
        460,000                2.375%, due 04/13/06                               460,135
        465,000                2.875%, due 05/19/08                               461,409
        220,000                4.000%, due 09/02/08                               228,557
        228,000                4.750%, due 12/25/42                               232,237
      1,300,000        W       5.000%, due 04/01/18                             1,336,563
      1,594,000        W       5.000%, due 04/01/33                             1,601,473
        210,000                5.250%, due 04/15/07                               228,320
        362,490                5.500%, due 04/01/18                               378,081
      1,126,000                5.500%, due 04/01/33                             1,153,799
        617,756                6.000%, due 09/01/17                               651,307
        298,224                6.000%, due 07/25/24                               310,840
        140,855                6.000%, due 07/25/29                               148,432
        330,876                6.000%, due 07/25/29                               348,676
        202,239                6.000%, due 04/25/31                               212,441
      1,140,657        W       6.000%, due 02/01/32                             1,188,107
         67,590                6.000%, due 10/01/32                                70,397
        425,025                6.500%, due 06/01/28                               447,636
        137,203        W       6.500%, due 12/01/33                               144,192
        316,047                7.000%, due 09/01/28                               335,865
        778,724                7.000%, due 09/01/32                               826,632
        710,401                7.500%, due 02/01/31                               764,207
                                                                          ---------------
                                                                               11,529,306
                                                                          ---------------

                               GOVERNMENT NATIONAL MORTGAGE
                                 ASSOCIATION: 1.2%

        332,888                6.500%, due 05/15/31                               351,615
         24,327                7.500%, due 11/15/29                                26,183
         97,163                8.000%, due 06/20/30                               105,536
          8,544                8.000%, due 07/15/30                                 9,344
            592                8.500%, due 02/15/21                                   658
                                                                          ---------------
                                                                                  493,336
                                                                          ---------------
                               Total U.S. Government
                                 Agency Obligations (Cost
                                 $14,817,771)                                  15,097,726
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 10.8%

                               U.S. TREASURY BONDS: 3.8%
$       510,000                0.000%, due 05/15/16                       $       295,257
        620,000                5.375%, due 02/15/31                               675,994
        465,000                6.250%, due 08/15/23                               553,041
                                                                          ---------------
                                                                                1,524,292
                                                                          ---------------

                               U.S. TREASURY NOTES: 7.0%
        451,000                1.625%, due 02/28/06                               451,846
         24,000                2.250%, due 02/15/07                                24,212
        216,000                2.625%, due 11/15/06                               220,320
        853,000                3.000%, due 02/15/09                               862,530
      1,198,000                4.000%, due 02/15/14                             1,214,099
                                                                          ---------------
                                                                                2,773,007
                                                                          ---------------

                               Total U.S. Treasury Obligations
                                 (Cost $4,199,759)                              4,297,299
                                                                          ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 27.2%

                               AUTOMOBILE ASSET BACKED SECURITIES: 0.8%
        300,000                USAA Auto Owner Trust, 2.040%,
                                 due 02/16/10                                     300,431
                                                                          ---------------
                                                                                  300,431
                                                                          ---------------

                               COMMERCIAL MORTGAGE BACKED SECURITIES: 7.2%
        200,000                CS First Boston Mortgage
                                 Securities Corp., 3.382%,
                                 due 05/15/38                                     197,038
        480,000                CS First Boston Mortgage
                                 Securities Corp., 3.861%,
                                 due 03/15/36                                     493,199
         64,000                CS First Boston Mortgage
                                 Securities Corp., 7.576%,
                                 due 04/14/62                                      77,113
        350,000                DLJ Commercial Mortgage Corp.,
                                 6.240%, due 11/12/31                             393,061
        925,000                DLJ Commercial Mortgage Corp.,
                                 7.300%, due 06/10/32                           1,089,657
        160,000                GE Capital Commercial Mortgage
                                 Corp., 5.994%, due 12/10/35                      178,355
         68,000                GMAC Commercial Mortgage
                                 Securities, Inc., 6.700%,
                                 due 04/15/34                                      78,954
        100,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 5.161%, due 10/12/37                             106,232
        250,000                Wachovia Bank Commercial
                                 Mortgage Trust, 3.989%,
                                 due 06/15/35                                     244,591
                                                                          ---------------
                                                                                2,858,200
                                                                          ---------------

                               CREDIT CARD ASSET BACKED SECURITIES: 1.7%
         85,000                Bank One Issuance Trust, 4.540%,
                                 due 09/15/10                                      88,809
         88,000                Capital One Master Trust, 4.900%,
                                 due 03/15/10                                      94,545
        305,000                Citibank Credit Card Issuance
                                 Trust, 5.650%, due 06/16/08                      329,092
        156,000                MBNA Credit Card Master Note
                                 Trust, 4.950%, due 06/15/09                      167,784
                                                                          ---------------
                                                                                  680,230
                                                                          ---------------

                               HOME EQUITY ASSET BACKED SECURITIES: 4.7%
$       100,000       XX       Asset Backed Funding Certificates,
                                 1.380%, due 11/25/33                     $       100,000
        318,144       XX       Bayview Financial Acquisition
                                 Trust, 1.600%, due 12/28/34                      318,728
        285,913                Centex Home Equity, 1.370%,
                                 due 01/25/34                                     286,482
        164,770                Emergent Home Equity Loan
                                 Trust, 7.080%, due 12/15/28                      172,330
        234,781                Merrill Lynch Mortgage Investors,
                                 Inc., 1.450%, due 07/25/34                       235,676
         82,689                Residential Asset Mortgage
                                 Products, Inc., 1.400%,
                                 due 06/25/33                                      82,719
        371,000                Residential Asset Securities Corp.,
                                 1.370%, due 02/25/34                             371,232
        312,813                Residential Asset Securities Corp.,
                                 1.400%, due 12/25/33                             313,855
                                                                          ---------------
                                                                                1,881,022
                                                                          ---------------

                               OTHER ASSET BACKED SECURITIES: 1.1%
        113,890       XX       Amortizing Residential Collateral
                                 Trust, 1.340%, due 05/25/32                      113,819
         82,000                Chase Funding Mortgage Loan
                                 Asset-Backed Certificates,
                                 1.390%, due 07/25/33                              82,326
         85,000                Chase Funding Mortgage Loan
                                 Asset-Backed Certificates,
                                 2.734%, due 09/25/24                              85,561
         50,000                Chase Funding Mortgage Loan
                                 Asset-Backed Certificates,
                                 4.045%, due 05/25/33                              50,970
        115,000                Residential Asset Mortgage
                                 Products, Inc., 2.140%,
                                 due 02/25/30                                     112,341
                                                                          ---------------
                                                                                  445,017
                                                                          ---------------

                               WHOLE LOAN COLLATERALLIZED MORTGAGE: 9.1%
        240,282                Bank of America Alternative
                                 Loan Trust, 1.540%,
                                 due 12/25/33                                     240,157
        348,542                Bank of America Mortgage
                                 Securities, 1.540%,
                                 due 12/25/33                                     348,968
        119,179                Bank of America Mortgage
                                 Securities, 5.500%,
                                 due 11/25/33                                     123,421
        203,752                CitiCorp. Mortgage Securities,
                                 Inc., 1.590%, due 10/25/33                       203,484
        127,417                Countrywide Alternative Loan
                                 Trust, 1.490%, due 07/25/18                      127,532
        505,000                CS First Boston Mortgage
                                 Securities Corp., 4.187%,
                                 due 10/25/33                                     517,083
        321,000                GMAC Mortgage Corp. Loan
                                 Trust, 5.500%, due 01/25/34                      336,676
        167,919                MASTR Asset Securitization
                                 Trust, 1.540%, due 11/25/33                      167,375
        104,279                MASTR Asset Securitization
                                 Trust, 8.000%, due 06/25/33                      109,595
        474,703                MLCC Mortgage Investors, Inc.,
                                 1.410%, due 01/25/29                             475,340
        262,773                Residential Accredit Loans, Inc.,
                                 1.540%, due 03/25/18                             262,312

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
                               WHOLE LOAN COLLATERALLIZED
                                 MORTGAGE (CONTINUED)
$       500,906       XX       Thornburg Mortgage Securities
                                 Trust, 1.440%, due 12/25/33              $       500,906
        200,000                Wells Fargo Mortgage Backed
                                 Securities Trust, 4.500%,
                                 due 08/25/18                                     195,064
                                                                          ---------------
                                                                                3,607,913
                                                                          ---------------

                               WHOLE LOAN COLLATERALLIZED PLANNED
                                 AMORTIZATION CLASS: 2.6%
        361,709                GSR Mortgage Loan Trust, 1.490%,
                                 due 10/25/32                                     361,405
        284,717                MASTR Alternative Loans Trust,
                                 8.500%, due 05/25/33                             294,143
        287,000                Residential Funding Securities
                                 Corp., 4.750%, due 02/25/33                      292,787
         85,621                Residential Funding Securities
                                 Corp., 8.500%, due 05/25/33                       97,412
                                                                          ---------------
                                                                                1,045,747
                                                                          ---------------

                               Total Collateralized Mortgage
                                 Obligations and Asset-Backed
                                 Securities (Cost $10,779,662)                 10,818,560
                                                                          ---------------

OTHER BONDS: 0.6%

                               SOVEREIGN: 0.6%

        109,000       @@       Mexico Government International
                                 Bond, 1.840%, due 01/13/09                       110,199
        118,000       @@       Mexico Government International
                                 Bond, 6.625%, due 03/03/15                       128,797
                                                                          ---------------
                               Total Other Bonds
                                 (Cost $224,662)                                  238,996
                                                                          ---------------

SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK: 0.0%

                               PACKAGING AND CONTAINERS: 0.0%
            817        X       North Atlantic Trading                                  --
                                                                          ---------------
                               Total Common Stock
                                 (Cost $8)                                             --
                                                                          ---------------
                               Total Long Term Investments
                                 (Cost $41,544,416)                            41,954,134
                                                                          ---------------
                               TOTAL INVESTMENTS IN
                               SECURITIES (COST
                                 $41,544,416)*                   105.3%   $    41,954,134
                               OTHER ASSETS AND
                               LIABILITIES-NET                    (5.3)        (2,110,060)
                                                                 -----    ---------------
                               NET ASSETS                        100.0%   $    39,844,074
                                                                 =====    ===============

@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees. At March 31, 2004 these securities totaled $3,304,850, or 8.3% of net assets.
I    Illiquid security
**   Defaulted security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
     Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.
     Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
* Cost for federal income tax purposes is $41,610,016. Net unrealized appreciation consists of:

                               Gross Unrealized Appreciation              $       884,470
                               Gross Unrealized Depreciation                     (540,352)
                                                                          ---------------
                               Net Unrealized Appreciation                $       344,118
                                                                          ===============

Information concerning open futures contracts at March 31, 2004 is shown below:

                       NO. OF           NOTIONAL         EXPIRATION       UNREALIZED
                      CONTRACTS       MARKET VALUE          DATE          GAIN/(LOSS)
                      ---------       ------------       ----------       -----------
LONG CONTRACTS
 U.S. 2 Year
  Treasury  Note         12           $  2,582,063         Jun-04         $     8,753
 U.S. 20 Year
  Treasury Note          4                 456,250         Jun-04               8,699
                                      ------------                        -----------
                                      $  3,038,313                        $    17,452
                                      ============                        ===========
 SHORT CONTRACT
 U.S. 10 Year
  Treasury Note          28           $ (3,231,375)        Jun-04         $   (46,953)
                                      ============                        ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)                            as of March 31, 2004

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
CORPORATE NOTES: 46.2%

$     4,750,000        #       American Honda Finance,
                                 1.060%, due 09/16/04                     $     4,750,274
      6,200,000                Associates Corp. of North
                                 America, 5.800%,
                                 due 04/20/04                                   6,214,956
      2,750,000        #       Bank of New York Co., Inc.,
                                 1.080%, due 04/28/05                           2,750,000
      5,800,000                Bank One Delaware NA,
                                 1.350%, due 08/06/04                           5,805,512
      3,100,000                Bear Stearns Cos., Inc., 1.720%,
                               due 05/24/04                                     3,102,844
      5,000,000        #       BellSouth Corp, 4.160%,
                                 due 04/26/04                                   5,009,234
      5,000,000                BellSouth Corp., 1.180%,
                                 due 01/04/05                                   5,000,000
      3,500,000                Chase Manhattan Bank USA,
                                 1.050%, due 06/30/04                           3,500,000
      5,600,000                Concord Minutemen Cap,
                                 1.100%, due 04/13/05                           5,600,000
      2,400,000                Concord Minutemen Cap,
                                 1.100%, due 04/13/05                           2,400,000
      6,000,000                Concord Minutemen Cap,
                                 1.100%, due 04/06/05                           5,999,999
      4,000,000                Concord Minutemen Cap,
                                 1.100%, due 04/12/05                           4,000,000
      2,600,000                Federal Home Loan Bank,
                                 1.350%, due 04/29/05                           2,600,000
      4,000,000                Federal National Mortgage
                                 Association, 1.350%,
                                 due 04/28/05                                   4,000,000
      3,300,000                First Union, 1.460%,
                                 due 03/31/05                                   3,313,296
      1,250,000                Fleet National Bank, 1.220%,
                                 due 11/22/04                                   1,251,063
      4,365,000                Fleet National Bank, 1.360%,
                                 due 09/21/04                                   4,371,238
      6,000,000                General Electric Capital Corp.,
                                 1.180%, due 04/08/05                           6,000,000
      5,600,000                General Electric Capital Corp.,
                                 1.235%, due 03/15/05                           5,609,991
      7,000,000        I       Goldman Sachs Group, 1.180%,
                                 due 07/12/04                                   7,000,000
      4,100,000        I       Goldman Sachs Group, 1.280%,
                                 due 10/27/04                                   4,100,000
      3,000,000        #       HBOS Treasury Services, 1.086%,
                                 due 04/29/05                                   3,000,000
      6,100,000        #       HBOS Treasury Services PLC,
                                 1.110%, due 04/22/05                           6,100,000
      4,500,000        #       HBOS Treasury Services PLC,
                                 1.120%, due 08/23/04                           4,501,432
      7,700,000                KeyBank National Association,
                                 1.150%, due 08/03/04                           7,701,284
      4,600,000                Lehman Brothers Holdings, Inc.,
                                 1.393%, due 06/10/04                           4,602,934
     13,100,000        #       SBC Communications, Inc.,
                                 4.180%, due 06/05/04                          13,169,029
      3,300,000                Toyota Motor Credit Corp.,
                                 1.120%, due 02/07/05                           3,301,265
      3,300,000                Toyota Motor Credit Corp.,
                                 4.100%, due 09/08/04                           3,342,015
      4,500,000                US Bank National Association,
                                 1.290%, due 04/13/04                           4,500,281
      8,000,000                Verizon Global Funding, 1.220%,
                                 due 04/12/05                                   8,000,000
$     2,500,000                Wachovia Bank NA/Charlotte,
                                 1.290%, due 06/08/04                     $     2,501,241
      3,100,000                Wachovia Bank NA/Charlotte,
                                 1.420%, due 07/30/04                           3,103,588
     11,300,000                Wal-Mart Stores, 1.078%,
                                 due 02/22/05                                  11,302,248
      4,600,000                Washington Mutual Bank,
                                 1.110%, due 07/29/04                           4,600,000
      4,760,000                Washington Mutual Bank,
                                 1.420%, due 05/17/04                           4,761,855
      1,400,000                Wells Fargo Bank, 5.450%,
                                 due 05/03/04                                   1,405,344
      3,800,000                Wells Fargo/Old, 1.118%,
                                 due 05/02/05                                   3,800,193
      2,700,000                Westpac Bank, 1.100%,
                                 due 03/11/05                                   2,700,000
                                                                          ---------------
                               Total Corporate Notes (Cost
                                 $184,771,116)                                184,771,116
                                                                          ---------------

COMMERCIAL PAPER: 24.0%
      1,600,000                ASB Bank, 1.060%, due 07/20/04                   1,594,818
      4,200,000                Bear Stearns Cos., 1.040%,
                                 due 04/01/04                                   4,200,000
      4,000,000                Blue Ridge Asset Funding,
                                 0.970%, due 04/19/04                           3,997,960
      4,300,000                Cargill Global Funding, 1.020%,
                                 due 05/05/04                                   4,295,736
      4,000,000                Credit Suisse First Boston Corp.,
                                 1.000%, due 04/02/04                           3,999,884
      4,000,000                Credit Suisse First Boston Corp.,
                                 0.520%, due 04/29/04                           3,996,764
      4,300,000                Credit Suisse First Boston Corp.,
                                 1.040%, due 04/12/04                           4,298,634
      4,300,000                Crown Point Cap Co., 1.050%,
                                 due 04/08/04                                   4,299,122
      4,000,000                Crown Point Cap Co., 1.120%,
                                 due 08/04/04                                   3,984,444
      4,000,000                Crown Point Cap Co., 1.170%,
                                 due 05/14/04                                   3,994,410
      4,400,000                Deleware Funding Corp.,
                                 0.960%, due 04/14/04                           4,398,363
      4,000,000                Galaxy Funding, 1.040%,
                                 due 05/06/04                                   3,995,956
      4,000,000                Greenwich Capital Holdings,
                                 0.840%, due 04/05/04                           3,999,533
      4,000,000                HSBC USA, Inc., 1.070%,
                                 due 08/10/04                                   3,984,426
      3,900,000                Lasalle Bank Note, 1.210%,
                                 due 11/05/04                                   3,900,000
      9,200,000      I,##      Money Market Trust Series A,
                                 1.110%, due 04/08/05                           9,199,999
      4,400,000                Old Line Funding Corp., 0.880%,
                                 due 04/07/04                                   4,399,245
      3,600,000                Old Line Funding Corp., 0.990%,
                                 due 04/23/04                                   3,597,734
      4,000,000                Park Avenue Receivables Corp.,
                                 0.860%, due 04/06/04                           3,999,428
      4,500,000       @@       Royal Bank of Scotland, 1.410%,
                                 due 10/21/04                                   4,499,750
      3,400,000                Variable Funding Capital,
                                 0.960%, due 04/16/04                           3,398,555
      4,000,000                Von Karman Funding, 0.930%,
                                 due 04/08/04                                   3,999,176

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)                as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$     4,200,000                Yorktown Capital, 0.990%,
                                 due 04/28/04                             $     4,196,756
                                                                          ---------------
                               Total Commercial Paper
                                 (Cost $96,230,693)                            96,230,693
                                                                          ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.2%

                               FEDERAL HOME LOAN BANK: 5.2%
      4,200,000                1.400%, due 02/25/05                             4,200,000
      4,000,000                1.425%, due 04/04/05                             4,000,000
      2,700,000                1.470%, due 02/28/05                             2,700,000
      4,400,000                1.500%, due 12/07/04                             4,400,000
      2,700,000                1.500%, due 03/01/05                             2,700,000
      2,700,000                1.510%, due 12/08/04                             2,700,000
                                                                          ---------------
                                                                               20,700,000
                                                                          ---------------

                               FEDERAL HOME LOAN MORTGAGE
                                 CORPORATION: 1.0%
      4,000,000                1.190%, due 02/14/05                             4,000,000
                                                                          ---------------
                                                                                4,000,000
                                                                          ---------------

                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 8.0%
      7,950,000                1.190%, due 02/14/05                             7,950,000
      4,400,000                1.250%, due 08/27/04                             4,400,000
      4,500,000                1.350%, due 11/02/04                             4,500,000
      4,350,000                1.400%, due 02/25/05                             4,350,000
      4,400,000                1.430%, due 11/15/04                             4,400,000
      4,000,000                1.560%, due 02/04/05                             4,000,000
      2,700,000                1.630%, due 01/03/05                             2,700,000
                                                                          ---------------
                                                                               32,300,000
                                                                          ---------------

                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $57,000,000)                            57,000,000
                                                                          ---------------

CERTIFICATES OF DEPOSIT:. 5.6%
      4,000,000                Dexia Bank, 1.508%,
                                 due 12/07/04                                   4,000,205
      6,200,000       @@       Svenska Handelsbanken,
                                 1.400%, due 02/28/05                           6,200,000
      4,000,000                UBS AG Stanford, 1.195%,
                                 due 12/06/04                                   4,000,137
      4,100,000                Washington Mutual Bank,
                                 1.080%, due 07/13/04                           4,100,000
      4,000,000                Washington Mutual Bank,
                                 1.090%, due 06/22/04                           4,000,000
                                                                          ---------------
                               Total Certificates Of Deposit
                                 (Cost $22,300,342)                            22,300,342
                                                                          ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 4.3%
      3,900,000        #       Blue Ridge Asset Funding,
                                 1.120%, due 02/23/05                           3,900,000
      4,000,000        #       Blue Ridge Asset Funding,
                                 1.121%, due 03/18/05                           4,000,000
        134,178                Chase Manhattan Auto Owner
                                 Trust, 1.060%, due 08/16/04                      134,178
        208,441                John Deere Owner Trust,
                                 1.081%, due 08/13/04                             208,441
      4,500,000      I,##      Newcastle CDO I LTD, 1.120%,
                                 due 09/24/38                                   4,500,000

$     4,600,000        #       Putnam Structured Product
                                 CDO, 1.110%, due 10/15/38                $     4,600,000
                                                                          ---------------
                               Total Collateralized Mortgage
                                 Obligations and Asset-Backed
                                 Securities (Cost $17,342,619)                 17,342,619
                                                                          ---------------
                               Total Short-Term Investments
                                 (Cost $377,644,770)                          377,644,770
                                                                          ---------------
REPURCHASE AGREEMENT: 8.3%
     33,061,000                Goldman Sachs Repurchase
                                 Agreement Dated 3/31/04,
                                 1.070%, due 4/1/04, $33,061,983
                                 to be received upon repurchase
                                 (Collateralized by various U.S.
                                 Government Agency Obligations,
                                 0.000%, Market Value
                                 $34,052,830, due
                                 11/15/11-5/15/23)                             33,061,000
                                                                          ---------------
                               Total Repurchase Agreement
                                 (Cost $33,061,000)                            33,061,000
                                                                          ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $410,705,770)*                  102.6%   $   410,705,770
                               OTHER ASSETS AND
                                 LIABILITIES-NET                  (2.6)       (10,347,095)
                                                                 -----    ---------------
                               NET ASSETS                        100.0%   $   400,358,675
                                                                 =====    ===============

(1) All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@   Foreign Issuer
I    Illiquid security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors. At March 31, 2004, these securities totaled $51,779,969, or 12.9% of net assets.
##   Illiquid and restricted securities
     Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
*    Also represents cost for income tax purposes.

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
-----------------------------------------------------------------
Commercial Banks - Central U.S.                        2.1%
Commercial Banks - Eastern U.S.                        5.5
Commercial Banks - Non U.S.                            7.1
Commercial Services                                    1.0
Diversified Financial Services                         6.6
Federal and Federally Sponsored Credit Agencies       14.2
Finance - Investment Banker/Broker                     6.9
Finance - Auto Loans                                   2.8
Insurance                                              1.0
Money Center Banks                                     8.2
Other Asset Backed Securities                          2.3
Retail                                                 2.8
S&L/Thrifts - Western U.S.                             4.4
Special Purpose Acquisition                            1.1
Special Purpose Banks                                  1.0
Special Purpose Entity                                17.3
Super-Regional Banks - U.S.                            3.5
Telecommunication Services                             2.0
Telephone - Integrated                                 4.5
Repurchase Agreement                                   8.3
Other Assets and Liabilities, Net                     (2.6)
                                                     -----
NET ASSETS                                           100.0%
                                                     =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MONEY MARKET FUND(1)                                    as of March 31, 2004

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
CORPORATE NOTES: 55.6%
$       500,000        #       American Honda Finance,
                                 1.060%, due 09/16/04                     $       500,029
        500,000                American Honda Finance Corp,
                                 1.270%, due 04/26/04                             500,063
        500,000                Associates Corp. of North America,
                                 5.800%, due 04/20/04                             501,199
        800,000                Bank of America Corp., 1.380%,
                                 due 05/03/04                                     800,207
        500,000        #       Bank of New York Co., Inc.,
                                 1.080%, due 04/28/05                             500,000
        750,000                Bank One Delaware NA, 1.350%,
                                 due 08/06/04                                     750,713
        400,000                Bear Stearns Cos., Inc., 1.720%,
                                 due 05/24/04                                     400,367
        700,000        #       BellSouth Corp, 4.160%,
                                 due 04/26/04                                     701,293
        400,000                Chase Manhattan Bank USA,
                                 1.050%, due 06/30/04                             400,000
        500,000                Concord Minutemen Cap,
                                 1.100%, due 04/13/05                             500,000
        400,000                Concord Minutemen Cap,
                                 1.100%, due 04/13/05                             400,000
        400,000                Concord Minutemen Cap,
                                 1.100%, due 04/06/05                             400,000
        400,000                Concord Minutemen Cap,
                                 1.100%, due 04/12/05                             400,000
        300,000                Federal Home Loan Bank, 1.350%,
                                 due 04/29/05                                     300,000
        400,000                Federal National Mortgage
                                 Association, 1.350%,
                                 due 04/28/05                                     400,000
        400,000                First Union, 1.460%, due 03/31/05                  401,612
        250,000                Fleet National Bank, 1.220%,
                                 due 11/22/04                                     250,213
        300,000                Fleet National Bank, 1.360%,
                                 due 09/21/04                                     300,429
      1,000,000                General Electric Capital Corp.,
                                 1.180%, due 04/08/05                           1,000,000
        600,000                General Electric Capital Corp.,
                                 1.235%, due 03/15/05                             601,070
        600,000        I       Goldman Sachs Group, 1.180%,
                                 due 07/12/04                                     600,000
        300,000        I       Goldman Sachs Group, 1.280%,
                                 due 10/27/04                                     300,000
        700,000        #       HBOS Treasury Services, 1.086%,
                                 due 04/29/05                                     700,000
        800,000        #       HBOS Treasury Services PLC,
                                 1.110%, due 04/22/05                             800,000
        500,000        #       HBOS Treasury Services PLC,
                               1.120%, due 08/23/04                               500,159
      1,000,000                KeyBank National Association,
                                 1.150%, due 08/03/04                           1,000,167
        500,000                KeyCorp, 1.370%, due 08/30/04                      500,482
        500,000                Lehman Brothers Holdings, Inc.,
                                 1.393%, due 06/10/04                             500,319
      1,660,000        #       SBC Communications, Inc.,
                                 4.180%, due 06/05/04                           1,668,732
        350,000                Toyota Motor Credit Corp.,
                                 1.120%, due 02/07/05                             350,134
        400,000                Toyota Motor Credit Corp.,
                                 4.100%, due 09/08/04                             405,083
      1,200,000                US Bank National Association,
                                 1.290%, due 04/13/04                           1,200,075
$     1,150,000                Verizon Global Funding, 1.220%,
                                 due 04/12/05                             $     1,150,000
        350,000                Wachovia Bank NA/Charlotte,
                                 1.290%, due 06/08/04                             350,174
        400,000                Wachovia Bank NA/Charlotte,
                                 1.420%, due 07/30/04                             400,463
      1,400,000                Wal-Mart Stores, 1.078%,
                                 due 02/22/05                                   1,400,269
        550,000                Washington Mutual Bank,
                                 1.420%, due 05/17/04                             550,214
        300,000                Wells Fargo/Old, 1.118%,
                                 due 05/02/05                                     300,193
        300,000                Westpac Bank, 1.100%,
                                 due 03/11/05                                     300,000
                                                                          ---------------
                               Total Corporate Notes
                                 (Cost $22,983,659)                            22,983,659
                                                                          ---------------

COMMERCIAL PAPER: 18.5%
        250,000                ASB Bank, 1.060%, due 07/20/04                     249,190
        500,000                Blue Ridge Asset Funding,
                                 0.970%, due 04/02/04                             499,986
        450,000                Cargill Global Funding, 1.020%,
                                 due 05/05/04                                     449,554
        400,000                CBA Finance, 1.030%,
                                 due 04/27/04                                     399,702
        340,000                Credit Suisse First Boston Corp.,
                                 1.050%, due 04/08/04                             339,931
        300,000                Crown Point Cap Co., 1.120%,
                                 due 08/04/04                                     298,833
        500,000                Crown Point Cap Co., 1.170%,
                                 due 05/14/04                                     499,301
        400,000                Galaxy Funding, 1.040%,
                                 due 05/06/04                                     399,596
        400,000                Greenwich Capital Holdings,
                                 0.840%, due 04/05/04                             399,953
        400,000                HSBC USA, Inc., 1.070%,
                                 due 08/10/04                                     398,443
        400,000                Jupiter Securities, 0.950%,
                                 due 04/15/04                                     399,841
      1,300,000      I, ##     Money Market Trust Series A,
                                 1.110%, due 04/08/05                           1,300,001
        300,000                Old Line Funding Corp., 0.990%,
                                 due 04/23/04                                     299,811
        500,000       @@       Royal Bank of Scotland, 1.410%,
                                 due 10/21/04                                     499,972
        400,000                Thunder Bay Funding, Inc.,
                                 1.020%, due 04/15/04                             399,841
        400,000                Yorktown Capital, 0.990%,
                                 due 04/28/04                                     399,691
        414,000                Yorktown Capital, 1.030%,
                                 due 04/23/04                                     413,739
                                                                          ---------------
                               Total Commercial Paper
                                 (Cost $7,647,385)                              7,647,385
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MONEY MARKET FUND(1)                        as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.3%
                               FEDERAL HOME LOAN BANK: 5.5%
$       450,000                1.400%, due 02/25/05                       $       450,000
        500,000                1.425%, due 04/04/05                               500,000
        300,000                1.470%, due 02/28/05                               300,000
        400,000                1.500%, due 12/07/04                               400,000
        300,000                1.500%, due 03/01/05                               300,000
        300,000                1.510%, due 12/08/04                               300,000
                                                                          ---------------
                                                                                2,250,000
                                                                          ---------------
                               FEDERAL HOME LOAN MORTGAGE
                                 CORPORATION: 1.1%
        450,000                1.190%, due 02/14/05                               450,000
                                                                          ---------------
                                                                                  450,000
                                                                          ---------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 8.7%
      1,000,000                1.190%, due 02/14/05                             1,000,000
        500,000                1.250%, due 08/27/04                               500,000
        500,000                1.350%, due 11/02/04                               500,000
        450,000                1.400%, due 02/25/05                               450,000
        500,000                1.430%, due 11/15/04                               500,000
        450,000                1.560%, due 02/04/05                               450,000
        200,000                1.630%, due 01/03/05                               200,000
                                                                          ---------------
                                                                                3,600,000
                                                                          ---------------

                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $6,300,000)                              6,300,000
                                                                          ---------------

CERTIFICATES OF DEPOSIT: 5.6%
        400,000                Dexia Bank, 1.508%, due 12/07/04                   400,021
        600,000       @@         Svenska Handelsbanken, 1.400%,
                                 due 02/28/05                                     599,999
        400,000                UBS AG Stanford, 1.195%,
                                 due 12/06/04                                     400,014
        500,000                Washington Mutual Bank,
                                 1.080%, due 07/13/04                             500,000
        400,000                Washington Mutual Bank,
                                 1.090%, due 06/22/04                             400,000
                                                                          ---------------
                               Total Certificates Of Deposit
                                 (Cost $2,300,034)                              2,300,034
                                                                          ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 5.2%
        500,000        #       Blue Ridge Asset Funding,
                                 1.120%, due 02/23/05                             500,000
        500,000        #       Blue Ridge Asset Funding,
                                 1.121%, due 03/18/05                             500,000
         15,247                Chase Manhattan Auto Owner
                                 Trust, 1.060%, due 08/16/04                       15,247
         26,896                John Deere Owner Trust, 1.081%,
                                 due 08/13/04                                      26,896
        600,000      I,##      Newcastle CDO I LTD, 1.120%,
                                 due 09/24/38                                     600,000
        500,000        #       Putnam Structured Product CDO,
                                 1.110%, due 10/15/38                             500,000
                                                                          ---------------
                               Total Collateralized Mortgage
                                 Obligations and Asset-Backed
                                 Securities (Cost $2,142,143)                   2,142,143
                                                                          ---------------
                               Total Short-Term Investments
                                 (Cost $41,373,221)                            41,373,221
                                                                          ---------------

REPURCHASE AGREEMENT: 3.9%
$     1,591,000                Goldman Sachs Repurchase
                                 Agreement dated 3/31/04, 1.070%
                                 due 4/1/04, $1,591,000 to be
                                 received upon repurchase
                                 (Collateralized by $1,624,000
                                 Federal Home Loan Bank, 0.000%,
                                 Market Value $1,623,350 due
                                 4/16/04)                                 $     1,591,000
                                                                          ---------------
                               Total Repurchase Agreement
                                 (Cost $1,591,000)                              1,591,000
                                                                          ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $42,964,221)*                   104.1%   $    42,964,221
                               OTHER ASSETS AND
                                 LIABILITIES-NET                  (4.1)        (1,698,588)
                                                                 -----    ---------------
                               NET ASSETS                        100.0%   $    41,265,633
                                                                 =====    ===============

(1) All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@   Foreign Issuer
I    Illiquid security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors. At March 31, 2004, these securities totaled $6,870,213, or 16.6% of net assets.
##   Illiquid and restricted securities
     Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
*    Also represents cost for income tax purposes.

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
-----------------------------------------------------------------
Commercial Banks - Central U.S.                       2.9%
Commercial Banks - Eastern U.S.                       6.0
Commercial Banks - Non U.S.                           4.9
Diversified Financial Services                        8.1
Federal and Federally Sponsored Credit Agencies      15.3
Finance - Investment Banker/Broker                    5.4
Finance - Other Services                              1.0
Finance - Auto Loans                                  4.3
Insurance                                             2.9
Money Center Banks                                    7.5
Other Asset Backed Securities                         1.5
Retail                                                3.4
S&L/Thrifts - Western U.S.                            3.5
Special Purpose Banks                                 1.0
Special Purpose Entity                               20.6
Super-Regional Banks - U.S.                           6.2
Telephone - Integrated                                5.7
Repurchase Agreement                                  3.9
Other Assets and Liabilities, Net                    (4.1)
                                                    -----
NET ASSETS                                          100.0%
                                                    =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LEXINGTON MONEY MARKET TRUST(1)                         as of March 31, 2004

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
CORPORATE NOTES: 48.1%
$     1,000,000        #       American Honda Finance,
                                 1.060%, due 09/16/04                     $     1,000,058
        700,000                Associates Corp. of North
                                 America, 5.800%, due 04/20/04                    701,688
        800,000                Bank of America Corp., 1.380%,
                               due 05/03/04                                       800,208
        500,000        #       Bank of New York Co., Inc.,
                                 1.080%, due 04/28/05                             500,000
        600,000                Bank One Delaware NA, 1.350%,
                                 due 08/06/04                                     600,570
        300,000                Bear Stearns Cos., Inc., 1.720%,
                                 due 05/24/04                                     300,275
        600,000        #       BellSouth Corp, 4.160%, due
                                 04/26/04                                         601,108
        400,000                Concord Minutemen Cap, 1.100%,
                                 due 04/13/05                                     400,000
        400,000                Concord Minutemen Cap, 1.100%,
                                 due 04/13/05                                     400,000
        700,000                Concord Minutemen Cap,
                                 1.100%, due 04/06/05                             700,000
        500,000                Concord Minutemen Cap,
                                 1.100%, due 04/12/05                             500,000
        400,000                Chase Manhattan Bank USA,
                                 1.050%, due 06/30/04                             400,000
        580,000                Coca-Cola, 1.370%, due 04/26/04                    580,113
        300,000                Federal Home Loan Bank, 1.350%,
                                 due 04/29/05                                     300,000
        400,000                Federal National Mortgage
                                 Association, 1.350%,
                                 due 04/28/05                                     400,000
        400,000                First Union, 1.460%, due 03/31/05                  401,612
        250,000                Fleet National Bank, 1.220%,
                                 due 11/22/04                                     250,213
        500,000                Fleet National Bank, 1.360%,
                                 due 09/21/04                                     500,715
        900,000                General Electric Capital Corp.,
                                 1.235%, due 03/15/05                             901,606
        300,000        I       Goldman Sachs Group, 1.180%,
                                 due 07/12/04                                     300,000
        300,000        I       Goldman Sachs Group, 1.280%,
                                 due 10/27/04                                     300,000
        500,000        #       HBOS Treasury Services, 1.086%,
                                 due 04/29/05                                     500,000
        700,000        #       HBOS Treasury Services PLC,
                                 1.110%, due 04/22/05                             700,000
        500,000        #       HBOS Treasury Services PLC,
                                 1.120%, due 08/23/04                             500,159
        900,000                KeyBank National Association,
                                 1.150%, due 08/03/04                             900,148
        500,000                KeyCorp, 1.370%, due 08/30/04                      500,482
        400,000                Lehman Brothers Holdings, Inc.,
                                 1.393%, due 06/10/04                             400,255
        500,000                Salomon Brothers Holdings,
                                 1.450%, due 05/21/04                             500,257
      1,570,000        #       SBC Communications, Inc., 4.180%,
                                 due 06/05/04                                   1,578,277
        350,000                Toyota Motor Credit Corp.,
                                 1.120%, due 02/07/05                             350,134
        500,000                Toyota Motor Credit Corp.,
                                 4.100%, due 09/08/04                             506,365
        500,000                US Bank National Association,
                                 1.290%, due 04/13/04                             500,031
$       850,000                Verizon Global Funding, 1.220%,
                                 due 04/12/05                             $       850,000
        250,000                Wachovia Bank NA/Charlotte,
                                 1.290%, due 06/08/04                             250,124
        400,000                Wachovia Bank NA/Charlotte,
                                 1.420%, due 07/30/04                             400,463
      1,525,000                Wal-Mart Stores, 1.078%,
                                 due 02/22/05                                   1,525,301
        550,000                Washington Mutual Bank,
                                 1.420%, due 05/17/04                             550,214
        150,000                Wells Fargo Bank, 5.450%,
                                 due 05/03/04                                     150,573
        400,000                Wells Fargo/Old, 1.118%,
                                 due 05/02/05                                     400,257
        300,000                Westpac Bank, 1.100%,
                                 due 03/11/05                                     300,000
                                                                          ---------------
                               Total Corporate Notes
                                 (Cost $ 22,201,206)                           22,201,206
                                                                          ---------------

COMMERCIAL PAPER: 21.9%
        250,000                ASB Bank, 1.060%, due 07/20/04                     249,190
        500,000                Blue Ridge Asset Funding,
                                 0.970%, due 04/19/04                             499,745
        550,000                Cargill Global Funding, 1.020%,
                                 due 05/05/04                                     549,455
        500,000                Credit Suisse First Boston Corp.,
                                 1.000%, due 04/29/04                             499,596
        600,000                Credit Suisse First Boston Corp.,
                                 1.040%, due 04/12/04                             599,809
        450,000                Crown Point Cap Co., 1.120%,
                                 due 08/04/04                                     448,250
        500,000                Crown Point Cap Co., 1.170%,
                                 due 05/14/04                                     499,301
        500,000                Galaxy Funding, 1.040%,
                                 due 05/06/04                                     499,494
        500,000                Greenwich Capital Holdings,
                                 0.840%, due 04/05/04                             499,942
        500,000                HBOS Treasury Services, 1.020%,
                                 due 05/10/04                                     499,431
        500,000                HSBC USA, Inc., 1.070%,
                                 due 08/10/04                                     498,053
        500,000                Lasalle Bank Note, 1.210%,
                                 due 11/05/04                                     500,000
      1,000,000      I,##      Money Market Trust Series A,
                                 1.110%, due 04/08/05                           1,000,000
        500,000                Old Line Funding Corp., 0.880%,
                                 due 04/07/04                                     499,915
        400,000                Old Line Funding Corp., 0.990%,
                                 due 04/23/04                                     399,748
        500,000                Park Avenue Receivables Corp.,
                                 0.860%, due 04/06/04                             499,928
        500,000       @@       Royal Bank of Scotland, 1.410%,
                                 due 10/21/04                                     499,972
        500,000                Thunder Bay Funding, Inc.,
                                 1.020%, due 04/15/04                             499,802
        400,000                Variable Funding Capital, 0.960%,
                                 due 04/16/04                                     399,830
        500,000                Yorktown Capital, 1.030%,
                                 due 04/28/04                                     499,614
                                                                          ---------------
                               Total Commercial Paper
                                 (Cost $10,141,075)                            10,141,075
                                                                          ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LEXINGTON MONEY MARKET TRUST(1)             as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.2%
                               FEDERAL HOME LOAN BANK: 5.1%
$       350,000                1.400%, due 02/25/05                       $       350,000
        500,000                1.425%, due 04/04/05                               500,000
        400,000                1.470%, due 02/28/05                               400,000
        400,000                1.500%, due 12/07/04                               400,000
        400,000                1.500%, due 03/01/05                               400,000
        300,000                1.510%, due 12/08/04                               300,000
                                                                          ---------------
                                                                                2,350,000
                                                                          ---------------

                               FEDERAL HOME LOAN MORTGAGE
                                 CORPORATION: 1.0%
        450,000                1.190%, due 02/14/05                               450,000
                                                                          ---------------
                                                                                  450,000
                                                                          ---------------

                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 8.1%
      1,000,000                1.190%, due 02/14/05                             1,000,000
        500,000                1.250%, due 08/27/04                               500,000
        500,000                1.350%, due 11/02/04                               500,000
        500,000                1.400%, due 02/25/05                               500,000
        500,000                1.430%, due 11/15/04                               500,000
        450,000                1.560%, due 02/04/05                               450,000
        300,000                1.630%, due 01/03/05                               300,000
                                                                          ---------------
                                                                                3,750,000
                                                                          ---------------
                               Total U.S. Government Agency
                                 Obligations (Cost $6,550,000)                  6,550,000
                                                                          ---------------
CERTIFICATES OF DEPOSIT: 5.6%
        400,000                Dexia Bank, 1.508%, due 12/07/04                   400,021
        700,000       @@       Svenska Handelsbanken, 1.400%,
                                 due 02/28/05                                     700,000
        500,000                UBS AG Stanford, 1.195%,
                                 due 12/06/04                                     500,017
        500,000                Washington Mutual Bank,
                                 1.080%, due 07/13/04                             500,000
        500,000                Washington Mutual Bank,
                                 1.090%, due 06/22/04                             500,000
                                                                          ---------------
                               Total Certificates Of Deposit
                                 (Cost $2,600,038)                              2,600,038
                                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 4.0%
        500,000        #       Blue Ridge Asset Funding,
                                 1.120%, due 02/23/05                             500,000
        500,000        #       Blue Ridge Asset Funding,
                                 1.121%, due 03/18/05                             500,000
         15,247                Chase Manhattan Auto Owner
                                 Trust, 1.060%, due 08/16/04                       15,247
         26,896                John Deere Owner Trust,
                                 1.081%, due 08/13/04                              26,896
        300,000      I,##      Newcastle CDO I LTD, 1.120%,
                                 due 09/24/38                                     300,000
        500,000        #       Putnam Structured Product CDO,
                                 1.110%, due 10/15/38                             500,000
                                                                          ---------------
                               Total Collateralized Mortgage
                                 Obligations and Asset-backed
                                 (Cost $1,842,143)                              1,842,143
                                                                          ---------------
                               Total Short-Term Investments
                                 (Cost $43,334,462)                            43,334,462
                                                                          ---------------

REPURCHASE AGREEMENT: 8.9%
$     4,110,000                Goldman Sachs Repurchase
                                 Agreement dated 3/31/04,
                                 1.070% due 4/1/04,
                                 $4,110,122 to be
                                 received upon repurchase
                                 (Collateralized by
                                 $4,194,000 Federal Home
                                 Loan Bank, 0.000%,
                                 Market Value $4,192,322
                                 due 4/16/04)                             $     4,110,000
                                                                          ---------------
                               Total Repurchase Agreement
                                 (Cost $4,110,000)                              4,110,000
                                                                          ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $47,444,462)*                   102.7%   $    47,444,462
                               OTHER ASSETS AND
                                 LIABILITIES-NET                  (2.7)        (1,241,969)
                                                                 -----    ---------------
                               NET ASSETS                        100.0%   $    46,202,493
                                                                 =====    ===============

(1) All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@   Foreign Issuer
I    Illiquid security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors. At March 31, 2004, these securities totaled $6,879,602, or 14.9% of net assets.
##   Illiquid and restricted securities
     Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
*    Also represents cost for income tax purposes.

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
-----------------------------------------------------------------
Commercial Banks - Central U.S.                          2.2%
Commercial Banks - Eastern U.S.                          6.7
Commercial Banks - Non U.S.                              8.4
Commercial Services                                      1.1
Diversified Financial Services                           5.8
Federal and Federally Sponsored Credit Agencies         14.2
Finance - Investment Banker/Broker                       4.8
Finance - Auto Loans                                     4.0
Insurance                                                1.1
Money Center Banks                                       6.3
Other Asset Backed Securities                            0.7
Retail                                                   3.3
S&L/Thrifts - Western U.S.                               3.4
Short-term Business Credit                               1.3
Special Purpose Banks                                    0.9
Special Purpose Entity                                  17.9
Super-Regional Banks - U.S.                              5.2
Telecommunication Services                               1.8
Telephone - Integrated                                   4.7
Repurchase Agreement                                     8.9
Other Assets and Liabilities, Net                       (2.7)
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS WAS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

MATTERS:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. Proposal 2 pertains to funds not in this annual report.

3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

RESULTS:

                                                                          SHARES VOTED
                                                                           AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                           PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                           --------    ----------------   -------------   ---------     --------     ------------
   ING GNMA Income Fund                        1           78,774,693       1,440,831     2,032,327        --          82,247,851
   ING High Yield Opportunity Fund             1           44,274,656         691,453       904,261        --          45,870,370
   ING Strategic Bond Fund                     1            3,660,225          88,691        60,347        --           3,809,263
   ING Money Market Fund                       1           42,187,033         353,246       638,918        --          43,179,197
   ING Lexington Money Market Trust            1           22,746,719       1,122,465     1,899,996        --          25,769,180
   ING GNMA Income Fund                        3           78,000,056       1,897,914     2,349,881        --          82,247,851
   ING High Yield Opportunity Fund             3           43,993,421         921,466       955,483        --          45,870,370
   ING Strategic Bond Fund                     3            3,686,231          63,037        59,995        --           3,809,263
   ING Money Market Fund                       3           41,846,993         518,632       813,572        --          43,179,197
   ING Lexington Money Market Trust            3           22,388,083         878,281     2,502,816        --          25,769,180

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended March 31, 2004 were as follows:

FUND NAME                          TYPE     PER SHARE AMOUNT
---------                          ----     ----------------
GNMA Income Fund
    Class A                         NII              $ 0.4260
    Class B                         NII              $ 0.3598
    Class C                         NII              $ 0.3589
    Class I                         NII              $ 0.4541
    Class M                         NII              $ 0.3762
    Class Q                         NII              $ 0.4316

High Yield Bond Fund
    Class A                         NII              $ 0.5952
    Class B                         NII              $ 0.5317
    Class C                         NII              $ 0.5335

High Yield Opportunity Fund
    Class A                         NII              $ 0.4552
    Class B                         NII              $ 0.4140
    Class C                         NII              $ 0.4137
    Class M                         NII              $ 0.4341
    Class Q                         NII              $ 0.4683
    Class A                         ROC              $ 0.0298
    Class B                         ROC              $ 0.0262
    Class C                         ROC              $ 0.0263
    Class M                         ROC              $ 0.0276
    Class Q                         ROC              $ 0.0324

Intermediate Bond Fund
    Class A                         NII              $ 0.3337
    Class B                         NII              $ 0.2539
    Class C                         NII              $ 0.2546
    Class I                         NII              $ 0.3770
    All Classes                    STCG              $ 0.1388

National Tax-Exempt Bond Fund
    Class A                         NII              $ 0.0043
    Class B                         NII              $ 0.0033
    Class C                         NII              $ 0.0033
    Class A                         TEI              $ 0.3462
    Class B                         TEI              $ 0.2656
    Class C                         TEI              $ 0.2663
    All Classes                    STCG              $ 0.0212
    All Classes                    LTCG              $ 0.1858

Strategic Bond Fund
    Class A                         NII              $ 0.4925
    Class B                         NII              $ 0.4448
    Class C                         NII              $ 0.4379
    Class Q                         NII              $ 0.5211

ING Classic Money Market
    Class A                         NII              $ 0.0044
    Class B                         NII              $ 0.0015
    Class C                         NII              $ 0.0015
    Class I                         NII              $      -

ING Money Market
    Class A                         NII              $ 0.0075
    Class B                         NII              $      -
    Class C                         NII              $      -

Money Market Trust
    Class A                         NII              $ 0.0038

----------
NII -- Net investment income
TEI -- Tax-Exempt Income
ROC -- Return of capital
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal period ended March 31, 2004, the following percentage qualify for the dividends received deduction available to corporate shareholders:

High Yield Bond Fund            1.65%
High Yield Opportunity Fund     1.85%
Intermediate Bond Fund          0.20%
Strategic Bond Fund             0.24%

For the fiscal periods ended March 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals; 1.62%, 1.81%, 0.19%, and 0.24% for the High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principals generally accepted in the United States of America for investment companies
(book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds.

In January 2004, shareholders, excluding corporate shareholders, received an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2003.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. A trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Non-Interested Trustees"). The Trustees of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                  NUMBER OF
                                                 OFFICE AND          PRINCIPAL           PORTFOLIOS IN              OTHER
                                  POSITION(S)    LENGTH OF         OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
      NAME, ADDRESS              HELD WITH THE      TIME            DURING THE              OVERSEEN               HELD BY
         AND AGE                 REGISTRANT(S)    SERVED(1)       PAST FIVE YEARS          BY TRUSTEE              TRUSTEE
------------------------------   -------------   ----------   -----------------------   ---------------   ------------------------
NON-INTERESTED TRUSTEES:

Paul S. Doherty(2)               Trustee         February     President and Partner,          122         University of
7337 E. Doubletree Ranch Rd.                     2001 -       Doherty, Wallace,                           Massachusetts Foundation
Scottsdale, Arizona 85258                        present      Pillsbury and Murphy,                       Board (April 2004 -
Born: 1934                                                    P.C., Attorneys (1996 -                     Present)
                                                              Present).

J. Michael Earley(3)             Trustee         February     President and Chief             122         None
7337 E. Doubletree Ranch Rd.                     2002 -       Executive Officer,
Scottsdale, Arizona 85258                        present      Bankers Trust Company,
Born: 1945                                                    N.A. (1992 - Present).

R. Barbara Gitenstein(2)         Trustee         February     President, College of           122         New Jersey Resources
7337 E. Doubletree Ranch Rd.                     2002 -       New Jersey (1999 -                          (September 2003 -
Scottsdale, Arizona 85258                        present      Present).                                   Present)
Born: 1948

Walter H. May(2)                 Trustee         February     Retired. Formerly,              122         Trustee, Best Prep
7337 E. Doubletree Ranch Rd.                     2001 -       Trustee of each of the                      Charity (1991 - Present)
Scottsdale, Arizona 85258                        present      funds managed by                            - Charitable
Born: 1936                                                    Northstar Investment                        organization.
                                                              Management
                                                              Corporation
                                                              (1996 - 1999).

David W.C. Putnam(3)             Trustee         February     President and Director,         122         Anchor International
7337 E. Doubletree Ranch Rd.                     2001 -       F.L. Putnam Securities                      Bond Trust (December
Scottsdale, Arizona 85258                        present      Company, Inc. and its                       2000 - 2002); F.L.
Born: 1939                                                    affiliates (1978 -                          Putnam Foundation
                                                              Present); President,                        (December 2000 -
                                                              Secretary and Trustee,                      Present); Progressive
                                                              The Principled Equity                       Capital Accumulation
                                                              Market Fund (1996 -                         Trust (August 1998 -
                                                              Present).                                   Present); Principled
                                                                                                          Equity Market Fund
                                                                                                          (November 1996 -
                                                                                                          Present); Mercy
                                                                                                          Endowment Foundation
                                                                                                          (1995 - Present); Asian
                                                                                                          American Bank and Trust
                                                                                                          Company (June 1992 -
                                                                                                          Present); and Notre Dame
                                                                                                          Health Care Center (1991
                                                                                                          - Present); F.L. Putnam
                                                                                                          Securities Company, Inc.
                                                                                                          (June 1998 - Present);
                                                                                                          and an Honorary Trustee,
                                                                                                          Mercy Hospital (1973 -
                                                                                                          Present).

Blaine E. Rieke(3)               Trustee         October      General Partner,                122         Trustee, Morgan Chase
7337 E. Doubletree Ranch Rd.                     1998 -       Huntington Partners                         Trust Co. (January 1998
Scottsdale, Arizona 85258                        present      (January 1997 -                             - Present); Director,
Born: 1933                                                    Present). Chairman of                       Members Trust Co.
                                                              the Board and Trustee                       (November 2003 -
                                                              of each of the funds                        Present).
                                                              managed by ING
                                                              Investment
                                                              Management Co. LLC
                                                              (November 1998 -
                                                              February 2001).

                                                  TERM OF                                  NUMBER OF
                                                 OFFICE AND          PRINCIPAL           PORTFOLIOS IN              OTHER
                                  POSITION(S)    LENGTH OF         OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
      NAME, ADDRESS              HELD WITH THE      TIME            DURING THE              OVERSEEN               HELD BY
         AND AGE                 REGISTRANT(S)    SERVED(1)       PAST FIVE YEARS          BY TRUSTEE              TRUSTEE
------------------------------   -------------   ----------   ------------------------  ---------------   ------------------------
Roger B. Vincent(3)              Trustee         February     President, Springwell           122         Director, AmeriGas
7337 E. Doubletree Ranch Rd.                     2002 -       Corporation (1989 -                         Propane, Inc. (1998 -
Scottsdale, Arizona 85258                        present      Present). Formerly,                         Present).
Born: 1945                                                    Director Tatham
                                                              Offshore, Inc. (1996 -
                                                              2000).

Richard A. Wedemeyer(3)          Trustee         October      Retired. Formerly, Vice         122         Touchstone Consulting
7337 E. Doubletree Ranch Rd.                     1998 -       President - Finance                         Group (1997 - Present);
Scottsdale, Arizona 85258                        present      and Administration,                         Jim Henson Legacy (1994
Born: 1936                                                    Channel Corporation                         - Present).
                                                              (1996 - 2002);
                                                              Trustee, First Choice
                                                              Funds (1997 - 2001);
                                                              and of each of the funds
                                                              managed by ING
                                                              Investment Management
                                                              Co. LLC  (1998 - 2001).

INTERESTED TRUSTEES:

Thomas J. McInerney(4)           Trustee         February     Chief Executive Officer,        175         Director, Equitable Life
7337 E. Doubletree Ranch Rd.                     2001 -       ING U.S. Financial                          Insurance Co., Golden
Scottsdale, Arizona 85258                        present      Services (September 2001                    American Life Insurance
Born: 1956                                                    - present); Member, ING                     Co., Life Insurance
                                                              Americas Executive                          Company of Georgia,
                                                              Committee (2001 -                           Midwestern United Life
                                                              present); President,                        Insurance Co., ReliaStar
                                                              Chief Executive Officer                     Life Insurance Co.,
                                                              and Director of Northern                    Security Life of Denver,
                                                              Life Insurance Company                      Security Connecticut
                                                              (2001 - present), ING                       Life Insurance Co.,
                                                              Aeltus Holding Company,                     Southland Life Insurance
                                                              Inc. (2000 - present),                      Co., USG Annuity and
                                                              ING Retail Holding                          Life Company and United
                                                              Company (1998 -                             Life and Annuity
                                                              present). Formerly,                         Insurance Co. Inc.
                                                              General Manager and                         (March 2001 - Present);
                                                              Chief Executive Officer,                    Member of the Board,
                                                              ING Worksite Division                       National Commission on
                                                              (December 2000 - October                    Retirement Policy.
                                                              2001), President,                           Competitiveness and
                                                              ING-SCI, Inc. (August                       Technology of
                                                              1997 - December 2000);                      Connecticut, Connecticut
                                                              President, Aetna                            Business and Industry
                                                              Financial Services                          Association, Bushnell;
                                                              (August 1997 - December                     Connecticut Forum; Metro
                                                              2000).                                      Hartford Chamber of
                                                                                                          Commerce and is
                                                                                                          Chairman, Concerned
                                                                                                          Citzens for Effective
                                                                                                          Government.

                                                  TERM OF                                  NUMBER OF
                                                 OFFICE AND          PRINCIPAL           PORTFOLIOS IN              OTHER
                                  POSITION(S)    LENGTH OF         OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
      NAME, ADDRESS              HELD WITH THE      TIME            DURING THE              OVERSEEN               HELD BY
         AND AGE                 REGISTRANT(S)    SERVED(1)       PAST FIVE YEARS          BY TRUSTEE              TRUSTEE
------------------------------   -------------   ----------   ------------------------  ---------------   ------------------------
John G. Turner(5)                Trustee         February     Chairman, Hillcrest             122         Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                     2001 -       Capital Partners (May                       Corporation (March 2000
Scottsdale, Arizona 85258                        present      2002 - Present);                            - Present); Shopko
Born: 1939                                                    Formerly, Vice Chairman                     Stores, Inc. (August
                                                              of ING Americas (2000 -                     1999 - Present); and
                                                              2002); Chairman and                         M.A. Mortenson Company
                                                              Chief Executive Officer                     (March 2002 - Present);
                                                              of ReliaStar Financial                      Conseco, Inc. (September
                                                              Corp. (1993 - 2001);                        2003 - Present).
                                                              Chairman of ReliaStar
                                                              Life Insurance Company
                                                              of New York (1995 -
                                                              2001); Chairman of
                                                              Northern Life Insurance
                                                              Company (1992 - 2001);
                                                              Chairman and Trustee of
                                                              the Northstar affiliated
                                                              investment companies
                                                              (1993 - 2001); and
                                                              Director, Northstar
                                                              Investment Management
                                                              Corporation and its
                                                              affiliates (1993 -
                                                              1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.
(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                                      PRINCIPAL
                                                                   TERM OF OFFICE                    OCCUPATION(S)
       NAME, ADDRESS                     POSITION(S)               AND LENGTH OF                      DURING THE
          AND AGE                     HELD WITH THE TRUST          TIME SERVED(1)                   PAST FIVE YEARS
--------------------------------   ------------------------   -----------------------   ------------------------------------
James M. Hennessy                  President, Chief           February 2001 -           President and Chief Executive
7337 E. Doubletree Ranch Rd.       Executive Officer and      present                   Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258          Chief Operating                                      (December 2001 - Present). Formerly,
Born: 1949                         Officer                                              Senior Executive Vice President and
                                                                                        Chief Operating Officer, ING
                                                                                        Investments, LLC(2) (April 1995 -
                                                                                        December 2000); and Executive Vice
                                                                                        President, ING Investments, LLC(2)
                                                                                        (May 1998 - June 2000).

Michael J. Roland                  Executive Vice             February 2002 -           Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President, Assistant       present                   Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258          Secretary and Principal                              Investments, LLC(2) (December 2001 -
Born: 1958                         Financial Officer                                    Present). Formerly, Senior Vice
                                                                                        President, ING Investments, LLC(2)
                                                                                        (June 1998 - December 2001).

Stanley D. Vyner                   Executive Vice             October 2000 -            Executive Vice President, ING
7337 E. Doubletree Ranch Rd.       President                  present                   Investments, LLC(2) and certain of
Scottsdale, Arizona 85258                                                               its affiliates (July 2000 - Present)
Born: 1950                                                                              and Chief Investment Risk Officer
                                                                                        (June 2003 - Present); Formerly,
                                                                                        Chief Investment Officer for the
                                                                                        International Portfolios, ING
                                                                                        Investments, LLC(2) (July 1996 -
                                                                                        June 2003); and President and Chief
                                                                                        Executive Officer, ING Investments,
                                                                                        LLC(2) (August 1996 - August 2000).

Robert S. Naka                     Senior Vice President      October 2000 -            Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       and Assistant              present                   Secretary, ING Investments, LLC(2)
Scottsdale, Arizona 85258          Secretary                                            (October 2001 - Present). Formerly,
Born: 1963                                                                              Senior Vice President and Assistant
                                                                                        Secretary, ING Funds Services,
                                                                                        LLC(3) (February 1997 - August
                                                                                        1999).

Kimberly A. Anderson               Senior Vice President      November 2003 -           Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                  present                   Investments, LLC(2) (October 2003 -
Scottsdale, Arizona 85258                                                               Present). Formerly, Vice President,
Born: 1964                                                                              ING Investments, LLC(2) (October
                                                                                        2001 - October 2003); Secretary, ING
                                                                                        Investments, LLC(2) (October 2001 -
                                                                                        August 2003); Assistant Vice
                                                                                        President, ING Funds Services,
                                                                                        LLC(3) (November 1999 - January
                                                                                        2001); and has held various other
                                                                                        positions with ING Funds Services,
                                                                                        LLC(3) for more than the last five
                                                                                        years.

Huey P. Falgout, Jr.               Secretary                  August 2003 - present     Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                            Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                               Formerly, Counsel, ING U.S.
Born: 1963                                                                              Financial Services (November 2002 -
                                                                                        September 2003); and Associate
                                                                                        General Counsel of AIG American
                                                                                        General (January 1999 - November
                                                                                        2002).

Robyn L. Ichilov                   Vice President             October 2000 - present    Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                            LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258          Treasurer                  March 2001 - present      ING Investments, LLC(2) (August 1997
Born: 1967                                                                              - Present).

J. David Greenwald                 Vice President             August 2003 - present     Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                            Compliance, ING Funds Services,
Scottsdale, Arizona 85258                                                               LLC(3) (May 2003 - Present).
Born: 1957                                                                              Formerly, Assistant Treasurer and
                                                                                        Director of Mutual Fund Compliance
                                                                                        and Operations, American Skandia, a
                                                                                        Prudential Financial Company
                                                                                        (October 1996 - May 2003).

                                                                                                      PRINCIPAL
                                                                   TERM OF OFFICE                    OCCUPATION(S)
       NAME, ADDRESS                     POSITION(S)               AND LENGTH OF                      DURING THE
          AND AGE                     HELD WITH THE TRUST          TIME SERVED(1)                   PAST FIVE YEARS
--------------------------------   ------------------------   -----------------------   ------------------------------------
Lauren D. Bensinger                Vice President             February 2003 -           Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                  present                   Officer, ING Funds Distributor,
Scottsdale, Arizona 85258                                                               LLC(4) (July 1995 - Present); Vice
Born: 1957                                                                              President (February 1996 - Present)
                                                                                        and Chief Compliance Officer
                                                                                        (October 2001 - Present), ING
                                                                                        Investments, LLC(2).

Todd Modic                         Vice President             August 2003 - present     Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                            Reporting - Fund Accounting of ING
Scottsdale, Arizona 85258                                                               Fund Services, LLC(3) (September
Born: 1967                                                                              2002 - Present). Formerly, Director
                                                                                        of Financial Reporting, ING
                                                                                        Investments, LLC(2) (March 2001 -
                                                                                        September 2002); Director of
                                                                                        Financial Reporting, Axient
                                                                                        Communications, Inc. (May 2000 -
                                                                                        January 2001); and Director of
                                                                                        Finance, Rural/Metro Corporation
                                                                                        (March 1995 - May 2000).

Theresa Kelety                     Assistant Secretary        August 2003 - present     Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                            (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                               Senior Associate with Shearman &
Born: 1963                                                                              Sterling (February 2000 - April
                                                                                        2003); and Associate with Sutherland
                                                                                        Asbill & Brennan (1996 - February
                                                                                        2000).

Susan P. Kinens                    Assistant Vice             February 2003 -           Assistant Vice President and
7337 E. Doubletree Ranch Rd.       President and              present                   Assistant Secretary, ING Funds
Scottsdale, Arizona 85258          Assistant Secretary                                  Services, LLC (December 2002 -
Born: 1976                                                                              Present); and has held various other
                                                                                        positions with ING Funds Services,
                                                                                        LLC for more than the last five
                                                                                        years.

Maria M. Anderson                  Assistant Vice             August 2001 - present     Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.       President                                            Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                               2001). Formerly, Manager of Fund
Born: 1958                                                                              Accounting and Fund Compliance, ING
                                                                                        Investments, LLC (September 1999 to
                                                                                        November 2001); and Section Manager
                                                                                        of Fund Accounting, Stein Roe Mutual
                                                                                        Funds (July 1998 - August 1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund
    ING LargeCap Growth Fund
    ING MidCap Opportunities Fund
    ING SmallCap Opportunities Fund
    ING Small Company Fund
    ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund
    ING Index Plus MidCap Fund
    ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
    ING Financial Services Fund
    ING MagnaCap Fund
    ING Tax Efficient Equity Fund
    ING Value Opportunity Fund
    ING SmallCap Value Fund
    ING MidCap Value Fund
    ING LargeCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
    ING Equity and Bond Fund
    ING Convertible Fund
    ING Real Estate Fund
    ING Balanced Fund
    ING Equity Income Fund

FIXED INCOME FUNDS
    ING Bond Fund
    ING Classic Money Market Fund
    ING Government Fund
    ING GNMA Income Fund
    ING High Yield Opportunity Fund
    ING High Yield Bond Fund
    ING Intermediate Bond Fund
    ING National Tax Exempt Bond Fund
    ING Money Market Fund
    ING Aeltus Money Market Fund

INTERNATIONAL EQUITY FUND
    ING International Growth Fund

ING INTERNATIONAL GLOBAL EQUITY FUND
    ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
    ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
    ING Strategic Allocation Growth Fund
    ING Strategic Allocation Balanced Fund
    ING Strategic Allocation Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including investment objectives, risks, charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully and consider the investment objectives, risk, changes and expenses of the fund before you invest or send money. The Funds' proxy voting record will be available without charge on or about August 31, 2004; and on the Funds' website at www.ingfunds.com; and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]

                                                  PRAR-FIABCMR     (0304-052804)

ANNUAL REPORT

March 31, 2004
CLASSES I AND Q

FIXED INCOME FUNDS
ING GNMA INCOME FUND
ING HIGH YIELD OPPORTUNITY FUND
ING INTERMEDIATE BOND FUND
ING STRATEGIC BOND FUND

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                             1

Market Perspective                                                             2

Portfolio Managers' Reports                                                    4

Report of Independent Registered Public Accounting Firm                       12

Statements of Assets and Liabilities                                          13

Statements of Operations                                                      15

Statements of Changes in Net Assets                                           16

Financial Highlights                                                          18

Notes to Financial Statements                                                 22

Portfolios of Investments                                                     35

Shareholder Meeting Information                                               55

Tax Information                                                               56

Trustee and Officer Information                                               57

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

JAMES M. HENNESSY

Dear Shareholder,

The past six months have been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption on goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Service at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
May 7, 2004

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of an economic recovery. Thus among U.S. FIXED INCOME classes, high yield bonds provided double digit returns over the six months ended September 30, 2003, while on average, U.S. Treasuries had not even covered their coupons, in very volatile conditions. The last six months started like the first but in the end, the period proved to be much more subdued. The last calendar quarter of 2003 saw stock prices soar, and the surprise was that bond prices did not suffer that badly. Most commentators attributed this to the apparent absence of inflationary pressures and the belief that until they appear, the Federal Reserve Board ("Fed") will not raise interest rates.

FIXED INCOME MARKET

For the quarter ended December 31, 2003, the Lehman Brothers Aggregate Bond Index(1) returned 0.32%, less than the average coupon. Within this the Lehman Brothers Corporate Index(2) ("Corporate Index") component returned 0.58% for the quarter and the Lehman Brothers Treasury Bond Index(3) ("Treasury Index") component lost 0.53%. There was a steepening of the yield curve as the ten-year Treasury Bill yields rose from 3.94% to 4.26% while the 90-day Treasury Bill yield fell two basis points to 91 basis points at the quarter end. High yield bonds, on the other hand, continued to surge: the Lehman Brothers U.S. Corporate High Yield Bond Index(4) rose 5.91% for the quarter ended December 31, 2003. U.S. fixed income classes started 2004 as they had ended 2003, with risk takers in terms of credit quality and duration being rewarded the most. But the trend changed course in early February as disappointing employment reports continued to show weak job creation, together with stubbornly high new unemployment claims, made even modest Treasury yields look more attractive, especially at the longer end.

Buoyant foreign central bank purchases of U.S. Treasury and Agency bonds continued into 2004. The Fed reported that the value of its holdings of those securities for central banks increased to a record every week in 2004, ending the calendar quarter at $1.18 trillion. We believe demand was supporting investment grade bond prices more than strong economic data was undermining them. The change in the complexion of the bond market was most evident in high yield bonds, which are less sensitive to the interest rate environment than investment grade bonds and, therefore, would not be in such demand from central banks. There was also the growing feeling that some of the asset classes which had performed so strongly in 2003, including high yield bonds, had come very far, very fast. For the quarter ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.66%. The Corporate Index component returned 3.27% and the Treasury Index component returned 3.06%. High yield bonds took an unfamiliar position below those two fixed income categories with a 2.34% return. The steepening of the yield curve that had taken place in the previous quarter was more than reversed as expectations for interest rate increases subsided. The ten-year Treasury yields fell by 42 basis points to 3.84% by the quarter end, while the 90-day Treasury Bill yields, which never spent a day above 1% in the entire six-month period, rose by a single basis point to 0.92%.

For the six months ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.98%, with the Corporate Index component returning 3.88% and the Treasury Index component returning 2.51%. Despite the late lapse, high yield bonds were the best performers returning 8.39%.

For the year ended March 31, 2004, high yield bonds far exceeded other categories, providing a total return of 22.66%. The Lehman Brothers Aggregate Bond Index returned 5.41%, within which the Corporate Index returned 9.03% and the Treasury Index, 4.34%.

INTERNATIONAL EQUITY MARKET

In 2003, global equities secured the first positive return in three years with a very strong fourth quarter and advanced over all in the first quarter of 2004, though just one week before the quarter ended investors were in deficit year to date. For the six months ended March 31, 2004, global stocks returned 17.48% based on the Morgan Stanley Capital International (MSCI) World Index(5). Among currencies, the dollar occupied the financial spotlight for much of the period. Increasingly impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro appreciated 8.3% against the dollar in the last calendar quarter of 2003 before giving back 2.6% as a sagging Euroland recovery raised the likelihood that the European Central Bank would finally lower interest rates. The Japanese yen appreciated in an orderly fashion during the last quarter of 2003, from about Y111 against the dollar to Y107.3, but became more volatile in the new year, rising to Y112.1 in early March on rumors that the Bank of Japan would aggressively spend billions not

                                MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

just to arrest the yen's ascent, but to drive it lower. These rumors were not only quickly discounted, but officials let it be known that the Bank of Japan would soon stop supporting the dollar. The yen soared to a four-year high of less than Y104 by month end, but not before the Bank had bought around $144 billion during the quarter, not far short of the $180 billion total for all of 2003.

DOMESTIC EQUITY MARKET

The U.S. equities market returned 12.18% in the fourth quarter of 2003 and 1.69% in the first quarter of 2004, based on the Standard & Poor's 500 Index(6) including dividends. This implies a price to earnings level of just under eighteen times 2004 earnings. Many are worried about valuations after the tremendous twelve month rally. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand has come from the effect of large tax cuts, the mortgage refinancing boom and a decline in interest rates. Accommodative monetary policy by the Fed has kept real short-term interest rates negative, even with a very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Many commentators argue that these bullish forces are unsustainable. The bulls counter that this is just the "wall of worry" that markets tend to climb, that employment growth will ultimately reinvigorate demand and that major indices are still well off their all time highs. Recent economic and business news has been generally bright, but clouded by continuing worries over jobs. Manufacturing and service industry activity, as well as factory orders, rose to multi-year high levels in February and held on to most of the gains in March. Fourth quarter GDP growth was finalized at a strong 4.1%. Within this figure corporate earnings from current production were 29% above the corresponding earnings in 2002 and 7.2% above the third quarter. The equipment and software component of GDP growth was a healthy 14.9%. Productivity for all of 2003 was robust at 4.4%. And therein lies the lingering concern: the recovery still has a distinctly jobless look about it. In all, only 134,000 new jobs have been reported so far in 2004, less than the monthly amount needed to cover the natural increase in the workforce alone.

March ended with consumer confidence slipping and all eyes on the next employment report.

----------
(1) The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

(2) The LEHMAN BROTHERS CORPORATE INDEX is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(3) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is an unmanaged index composed of all treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation or depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(4) The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD BOND INDEX is an unmanaged index generally representative of corporate bonds rated below investment-grade.

(5) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(6) The STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED
CAPITALIZATION-WEIGHTED INDEX of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER OF ING FUNDS, STAN VYNER, ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

ING GNMA INCOME FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA and Roseann G. McCarthy, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("Ginnie Mae", "GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

While the Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, the Fund shares are not insured or guaranteed.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class Q shares, provided a total return of 3.94% compared to 4.08% for the Lehman Brothers Mortgage-Backed Securities Index ("Lehman Mortgage Index").

PORTFOLIO SPECIFICS: We continue to focus on securities with limited prepayment risk. About 30% of the Fund's assets are invested in mortgages on multi-family properties. Many of these loans have outright restrictions limiting early prepayment. Much of the remainder of the portfolio consists of pools of single-family mortgages with original balances of $100,000 or less. These low loan balance pools tend to have prepayment histories less sensitive to changes in interest rates than those of pools containing larger loans. Finally, we buy mortgage pools containing loans from states that have lower refinancing activity than the national average. Together, these features result in more stable cash flow than is the norm for mortgage-based fixed income portfolios.

Interest rates fell to unprecedented lows during mid-2003. Fortunately, prepayment losses had only a modest impact on the Fund's return. Our relative performance waned, however, in the third and fourth quarters of 2003 as interest rates bounced higher and investors showed less interest in call protection. The price performance of our multi-family mortgages was far worse than that of both U.S. Treasury notes and single-family mortgages. However, the valuation of these securities began to improve once again earlier this year as the bond investors regrouped. The Fund gained about 2% during the first quarter.

We think the months ahead will be unprofitable for bond investors and have positioned the Fund to help reduce the pain. Most of our mortgages have coupons above the market average and accordingly tend to sell at a premium to par value. Such premium securities tend to be less sensitive to changes in interest rates than mortgages selling closer to par. At the close of the quarter, U.S. Treasury Bills accounted for about 7% of the Fund's assets. Interest and principal payments in the months ahead will be used to increase our investment in similar low risk securities.

MARKET OUTLOOK: The bond market rally has stood on three legs -- labor market weakness, foreign central bank purchases of U.S. Treasury securities, and incredibly low short-term interest rates promoted by the Federal Reserve Board ("Fed"). However, these supports now appear to be on the verge of cracking. The economic rebound has been vibrant with the exception of the labor market. The strong March employment report put the final piece of the puzzle in place. The Fed cannot sponsor zero real short-term interest rates for an economy that appears to be out of the woods. Moreover, foreign central banks are now showing some reservations regarding continuing wholesale purchases of U.S. Treasury securities. We expect an above-consensus rise in short- and long-term interest rates over the next twelve months.

Portfolio Managers' Report                               ING GNMA INCOME FUND

[CHART]

             ING GNMA INCOME FUND CLASS Q    LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
2/26/2001            $  10,000                                $  10,000
3/31/2001            $  10,142                                $  10,058
3/31/2002            $  10,598                                $  10,701
3/31/2003            $  11,753                                $  11,629
3/31/2004            $  12,216                                $  12,104

                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED MARCH 31, 2004
                                                         -----------------------------------------------
                                                                   SINCE INCEPTION       SINCE INCEPTION
                                                                      OF CLASS I            OF CLASS Q
                                                         1 YEAR         1/7/02               2/26/01
                                                         ------    ---------------       ---------------
          Class I                                         4.21%        6.84%
          Class Q                                         3.94%          --                   6.67%
          Lehman Brothers Mortgage-Backed
             Securities Index(1)                          4.08%        6.09%(2)               6.39%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(1) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(2) Since inception performance for index is shown from January 1, 2002.

(3) Since inception performance for index is shown from March 1, 2001.

PRINCIPAL RISK FACTOR(S): GNMA certificates in the Fund's portfolio are subject to early prepayment. The value of the Fund's investment may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations. Although FNMA and FHLMC are government sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities. Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties: These securities may be more volatile and less liquid than more traditional debt securities.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING High Yield Opportunity Fund (the "Fund") seeks a high level of current income and capital growth primarily through investments in high yield (high risk) debt securities, which are commonly referred to as "Junk Bonds" and convertible securities rated below investment grade or of comparable quality if unrated.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class Q shares provided a total return of 15.15% compared to 22.86% for the Credit Suisse First Boston High Yield Bond Index ("CSFB High Yield Bond Index").

PORTFOLIO SPECIFICS: The portfolio managers' long-term strategy is to outperform the Index by achieving lower credit losses than the benchmark. Consistent with this strategy, the portfolio is typically positioned conservatively relative to the benchmark. In 2003, this strategy had a significant negative impact on the Fund's performance relative to the benchmark, as the market experienced few credit losses and many previously distressed issuers recovered from a market perspective. As a result, while the absolute returns of the Fund were strong, performance lagged relative to the Index.

From a credit quality perspective, the Fund was underweight securities rated Caa and below. This factor specifically hurt relative performance, as the lower rated part of the high yield universe outperformed the benchmark by an average of 20-40%. From a sector perspective, the Fund was underweight the more volatile, most risky sectors, including finance, utilities, airlines and cable, all of which experienced significant outperformance relative to the benchmark.

MARKET OUTLOOK: We remain constructive on the prospects of the high yield market. An improving economy and continued declining default rates should help boost returns for high yield investors. Though we believe that the high yield markets are favorable, we do not expect the 2004 returns to match the historically high returns of 2003. Returns for 2004 are expected to be more modest, but still attractive relative to other fixed income alternatives.

In response to the benign environment, in 2003 we selectively added risk to the portfolio. Consistent with our style, we are focused on reducing principal losses through credit deterioration. However, given the improving micro and macro fundamentals, investors may benefit from higher returns without significantly increasing the risk of credit loss.

2003 was largely a year that rewarded high yield investors who traded down in credit quality, regardless of issuer strength or industry sector. We expect that in 2004 this trend may cease, and that sector and issuer selection will once again be the most important factors differentiating high yield investors. Additionally, while we are encouraged by the prospects of the high yield market, we continue to be cautious on the lower quality, distressed part of the universe. Many issuers in this space have solved near term financing issues, but operational improvements in many low quality issuers have yet to be seen. As a result, while we have selectively added risk, we are focusing on investing in companies that have not only satisfied their near-term liquidity needs, but also have positive operating momentum.

Portfolio Managers' Report                     ING HIGH YIELD OPPORTUNITY FUND

[CHART]

              ING HIGH YIELD OPPORTUNITY FUND CLASS Q       CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD BOND INDEX
  3/27/98                 $  10,000                                               $  10,000
  3/31/98                 $  10,016                                               $  10,000
  3/31/99                 $  10,156                                               $   9,925
3/31/2000                 $  10,665                                               $   9,955
3/31/2001                 $   9,471                                               $  10,031
3/31/2002                 $   9,323                                               $  10,365
3/31/2003                 $   9,297                                               $  11,146
3/31/2004                 $  10,705                                               $  13,694

                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                             FOR THE PERIODS ENDED MARCH 31, 2004
                                                         -----------------------------------------------
                                                                                         SINCE INCEPTION
                                                                                            OF CLASS Q
                                                         1 YEAR        5 YEAR                3/27/98
                                                         ------    ---------------       ---------------
          Class Q                                         15.15%       1.05%                  1.14%
          Credit Suisse First Boston
             High Yield Bond Index(1)                     22.86%       6.65%                  5.38%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL
(800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Credit Suisse First Boston High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

(2) Since inception performance for index is shown from April 1, 1998.

PRINCIPAL RISK FACTOR(S): The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominately speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. High yield bonds carry particular market risks and may experience greater volatility and may be less liquid than higher quality investments. Foreign investing and emerging markets do pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies. The securities may have limited market stability and may be subject to more erratic market movements than securities of larger, more established companies or the market averages in general.

ING INTERMEDIATE BOND FUND                            Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its assets in investment grade debt securities.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class I shares, provided a total return of 6.60% compared to 5.41% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The outperformance of the Fund during the year was largely due to an overweight to credit-sensitive sectors especially non-investment grade categories such as high yield and emerging market debt. Our emphasis on longer-dated corporate bonds also helped through the first nine months of the year. The Fund was positioned prematurely for a rise in interest rates when, in fact, rates declined in June, while an underweight in mortgages and an overall yield advantage to the benchmark helped during that quarter. August ushered in opportunities to add to both agency paper and mortgage-backed securities. Our investment tactics remained substantively the same during later part of 2003. Chief sources of out-performance continued to include an overweight in longer-dated and lower-quality credits. Long-duration credit and low-quality credit both outperformed shorter duration and high quality names. A renewed overweight to Mortgage-Backed Securities ("MBS") also boosted excess returns. Finally, our short duration posture proved beneficial through December. The first quarter of 2004 proved less beneficial to our strategy as interest rates declined and riskier asset classes underperformed.

MARKET OUTLOOK: Mediocre economic releases have caused some Fed watchers to push a forecasted tightening further out in the calendar; some even see no Fed action until 2005. Employment remains soft as strong domestic productivity and international out-sourcing have put a damper on job growth; yet, the degree of softness is perplexing. We believe that the anemic employment picture will likely continue to influence the Federal Reserve and prevent a precipitous tightening for the early part of 2004. The near-term prospects for inflationary problems remain subdued as the U. S. imports disinflation from abroad, productivity is gaining, labor costs are contained, and pricing power is still transitory. Ultimately, we believe, job creation and income growth are the keys to a sustainable recovery.

Treasury yields do not yet, in our opinion, reflect the potential for a quickening pace of the economy. Trade imbalances with Asian economies have left some central banks awash in dollars. In order to prevent the dollar from devaluing versus their local currency, the Bank of Japan and the Chinese central bank recycle those dollars back into the U. S. debt markets which, in turn, keeps our domestic short interest rates low.

Tactically, we are short in duration in the face of anticipated improving global economic fundamentals. We are underweight home mortgages and overweight in securitized sectors and longer-dated corporate bonds. Recently, we have over-weighted financial institutions, which appear cheap on our relative value matrix. Valuations remain stretched in credit and mortgage markets; yet the modest underperformance of some credit sectors in the first three months of 2004 points to a more balanced market. We have reduced our exposure to government-sponsored enterprises following more negative headlines for FNMA and FHLMC. While we are increasingly cautious about valuations, we will maintain an overweight in both the high yield and emerging markets for the near-term.

Portfolio Managers' Report                          ING INTERMEDIATE BOND FUND

[CHART]

             ING INTERMEDIATE BOND FUND CLASS I      LEHMAN BROTHERS AGGREGATE BOND INDEX
1/8/2002                $  1,000,000                             $  1,000,000
3/31/2002               $  1,003,600                             $  1,000,935
3/31/2003               $  1,122,800                             $  1,117,900
3/31/2004               $  1,196,900                             $  1,178,327

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                    FOR THE PERIODS ENDED MARCH 31, 2004
                                                    ------------------------------------
                                                                          SINCE INCEPTION
                                                                             OF CLASS I
                                                     1 YEAR                    1/8/02
                                                     -------              ---------------
          Class I                                     6.60%                    8.39%
          Lehman Brothers Aggregate Bond Index(1)     5.41%                    7.57%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns refect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance for index is shown from January 1, 2002.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interst rate risks. Higher yielding bonds are subject to greater volatility and credit risks. The Fund's investments in mortgage-related securities may entail prepayment risk. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. Risks of foreign investing are generally intensified for investments in emerging markets. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

ING STRATEGIC BOND FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Strategic Bond Fund (the "Fund") seeks maximum total return.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class Q shares, provided a total return of 6.80% compared to the Lehman Brothers Aggregate Bond Index, which returned 5.41% for the same period.

PORTFOLIO SPECIFICS: The outperformance of the Fund during the year was largely due to an overweight to credit-sensitive sectors especially non-investment grade categories such as high yield and emerging market debt. Our emphasis on longer-dated corporate bonds also helped through the first nine months of the year. The Fund was positioned prematurely for a rise in interest rates when, in fact, rates declined in June, while an underweight in mortgages and an overall yield advantage to the benchmark helped during that quarter. August ushered in opportunities to add to both agency paper and mortgage-backed securities. Our investment tactics remained substantively the same during later part of 2003. Chief sources of out-performance continued to include an overweight in longer-dated and lower-quality credits. Long-duration credit and low-quality credit both outperformed shorter duration and high quality names. A renewed overweight to Mortgage-Backed Securities ("MBS") also boosted excess returns. Finally, our short duration posture proved beneficial through December. The first quarter of 2004 proved less beneficial to our strategy as interest rates declined and riskier asset classes underperformed.

MARKET OUTLOOK: Strategic Bond Fund liquidated on April 16, 2004 in accordance with a Plan of Liquidation and Dissolution approved by the Board of Trustees on February 25, 2004.

Portfolio Managers' Report                            ING STRATEGIC BOND FUND

[CHART]

             ING STRATEGIC BOND FUND CLASS Q        LEHMAN BROTHERS AGGREGATE BOND INDEX
  7/27/98               $  10,000                                $  10,000
  3/31/99               $  10,365                                $  10,384
3/31/2000               $  10,451                                $  10,578
3/31/2001               $  10,936                                $  11,904
3/31/2002               $  11,000                                $  12,540
3/31/2003               $  11,981                                $  14,006
3/31/2004               $  12,796                                $  14,763

                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED MARCH 31, 2004
                                                         -----------------------------------------------
                                                                                         SINCE INCEPTION
                                                         1 YEAR         5 YEAR               7/27/98
                                                         ------    ---------------       ---------------
          Class Q                                          6.80%         4.30%               4.44%
          Lehman Brothers Aggregate Bond Index(1)          5.41%         7.29%               7.12%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR
CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance for index is shown from August 1, 1998.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foriegn currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments. High yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of ING Funds Trust:

We have audited the accompanying statements of assets and liabilities of ING GNMA Income Fund, ING High Yield Opportunity Fund, ING Intermediate Bond Fund, and ING Strategic Bond Fund, each a series of ING Funds Trust, including the portfolios of investments, as of March 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended and the financial highlights for the ING GNMA Income Fund and for all periods ending before January 1, 2001 and the financial highlights for the ING High Yield Opportunity Fund, and ING Strategic Bond Fund for all periods ending prior to July 1, 2000. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods prior to April 1, 2003, the statements of changes in net assets and the financial highlights, except as indicated above, were audited by other auditors whose reports thereon dated May 23, 2003 and December 5, 2000 expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights which were audited by us and referred to above, present fairly, in all material respects, the financial position of the aforementioned Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
May 21, 2004

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                                                   ING                ING               ING
                                                                ING             HIGH YIELD        INTERMEDIATE       STRATEGIC
                                                            GNMA INCOME        OPPORTUNITY            BOND              BOND
                                                                FUND               FUND               FUND              FUND
                                                          ---------------    ---------------    ---------------   ---------------
ASSETS:
Investments in securities at value+*                      $   737,149,344    $   259,147,990    $   465,506,434   $    41,954,134
Short-term investments at value**                              57,421,662                 --                 --                --
Repurchase agreement                                                   --          1,237,000         25,248,000                --
Cash                                                              404,404          3,169,251          2,878,253             4,767
Cash collateral for futures                                            --                 --            163,228            34,927
Cash collateral for securities loaned                                  --         77,944,315         81,796,222                --
Foreign currencies at value***                                         --                 --                 --               603
Receivables:
    Investment securities sold                                         --          3,435,412         32,547,982         4,048,864
    Fund shares sold                                              649,731             95,269          1,351,408                92
    Dividends and interest                                      3,660,889          6,417,387          3,010,389           292,079
    Other                                                              --                 --              8,685            12,717
Prepaid expenses                                                   30,709             36,040             34,755                --
Reimbursement due from manager                                         --                 --              1,626
                                                          ---------------    ---------------    ---------------   ---------------
        Total assets                                          799,316,739        351,482,664        612,546,982        46,348,183
                                                          ---------------    ---------------    ---------------   ---------------
LIABILITIES:
Payable for investment securities purchased                            --            805,000         88,957,457           104,010
Payable for investment securities purchased
  on a when-issued basis                                               --                 --         18,118,366         6,141,473
Payable for futures variation margin                                   --                 --             29,187            10,375
Payable upon return of securities loaned                               --         77,944,315         81,796,222                --
Payable for fund shares redeemed                                  666,411            550,027            491,330            75,422
Income distribution payable                                            --            683,069            310,764                --
Payable to affiliates                                             693,761            390,826            379,204            45,989
Payable for trustee fees                                           70,067              6,655              3,997            55,626
Payable to transfer agent                                         210,681            120,696            121,392            20,079
Other accrued expenses and liabilities                            303,864            256,747             75,305            51,135
                                                          ---------------    ---------------    ---------------   ---------------
        Total liabilities                                       1,944,784         80,757,335        190,283,224         6,504,109
                                                          ---------------    ---------------    ---------------   ---------------
NET ASSETS                                                $   797,371,955    $   270,725,329    $   422,263,758   $    39,844,074
                                                          ===============    ===============    ===============   ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                           $   770,857,118    $   726,633,558    $   411,336,028   $    49,784,577
Undistributed net investment income
  (accumulated net investment loss)                             3,906,376         (3,557,741)            11,828            61,364
Accumulated net realized gain (loss) on
  investments, foreign currencies and futures                 (11,963,086)      (438,636,391)         4,963,106       (10,382,095)
Net unrealized appreciation (depreciation)
  of investments, foreign currencies and futures               34,571,547        (13,714,097)         5,952,796           380,228
                                                          ---------------    ---------------    ---------------   ---------------
NET ASSETS                                                $   797,371,955    $   270,725,329    $   422,263,758   $    39,844,074
                                                          ===============    ===============    ===============   ===============
  + Including securities on loan at value                 $            --    $    75,999,185    $    80,171,503   $            --
  * Cost of investments in securities                     $   702,578,564    $   272,931,812    $   459,482,697   $    41,544,616
 ** Cost of short-term investments                        $    57,420,895    $            --    $            --   $            --
*** Cost of foreign currencies                            $            --    $            --    $            --   $           586

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                                                   ING                ING               ING
                                                                ING             HIGH YIELD        INTERMEDIATE       STRATEGIC
                                                            GNMA INCOME        OPPORTUNITY            BOND              BOND
                                                                FUND               FUND               FUND              FUND
                                                          ---------------    ---------------    ---------------   ---------------
CLASS A:
Net Assets                                                $   592,066,053    $    81,082,340    $   269,086,364   $    27,132,111
Shares authorized                                               unlimited          unlimited          unlimited         unlimited
Par value                                                 $         0.001    $         0.001    $         0.001   $         0.001
Shares outstanding                                             66,447,758         11,363,706         25,226,850         2,366,407
Net asset value and redemption price per share            $          8.91    $          7.14    $         10.67   $         11.47
Maximum offering price per share (4.75%)(1)               $          9.35    $          7.50    $         11.20   $         12.04

CLASS B:
Net Assets                                                $   130,339,083    $   165,296,327    $    67,401,592   $     9,932,260
Shares authorized                                               unlimited          unlimited          unlimited         unlimited
Par value                                                 $         0.001    $         0.001    $         0.001   $         0.001
Shares outstanding                                             14,695,663         23,034,074          6,330,870           889,989
Net asset value and redemption price per share(2)         $          8.87    $          7.18    $         10.65   $         11.16
Maximum offering price per share                          $          8.87    $          7.18    $         10.65   $         11.16

CLASS C:
Net Assets                                                $    65,761,560    $    21,195,064    $    71,227,525   $     2,678,902
Shares authorized                                               unlimited          unlimited          unlimited         unlimited
Par value                                                 $         0.001    $         0.001    $         0.001   $         0.001
Shares outstanding                                              7,406,082          2,955,262          6,685,714           227,655
Net asset value and redemption price per share(2)         $          8.88    $          7.17    $         10.65   $         11.77
Maximum offering price per share                          $          8.88    $          7.17    $         10.65   $         11.77

CLASS I:
Net Assets                                                $     8,760,018                n/a    $    14,547,776               n/a
Shares authorized                                               unlimited                n/a          unlimited               n/a
Par value                                                 $         0.001                n/a    $         0.001               n/a
Shares outstanding                                                982,250                n/a          1,363,776               n/a
Net asset value and redemption price per share            $          8.92                n/a    $         10.67               n/a
Maximum offering price per share                          $          8.92                n/a    $         10.67               n/a

CLASS M:
Net Assets                                                $       311,693    $     2,980,615                n/a               n/a
Shares authorized                                               unlimited          unlimited                n/a               n/a
Par value                                                 $         0.001    $         0.001                n/a               n/a
Shares outstanding                                                 34,933            418,266                n/a               n/a
Net asset value and redemption price per share            $          8.92    $          7.13                n/a               n/a
Maximum offering price per share (3.25%)(3)               $          9.22    $          7.37                n/a               n/a

CLASS Q:
Net Assets                                                $       133,548    $       170,983                n/a   $       100,801
Shares authorized                                               unlimited          unlimited                n/a         unlimited
Par value                                                 $         0.001    $         0.001                n/a   $         0.001
Shares outstanding                                                 14,970             23,888                n/a             9,345
Net asset value and redemption price per share            $          8.92    $          7.16                n/a   $         10.79
Maximum offering price per share                          $          8.92    $          7.16                n/a   $         10.79

CLASS R:
Net Assets(4)                                                         n/a                n/a    $           501               n/a
Shares authorized                                                     n/a                n/a          unlimited               n/a
Par value                                                             n/a                n/a    $         0.001               n/a
Shares outstanding                                                    n/a                n/a                 47               n/a
Net asset value and redemption price per share                        n/a                n/a    $         10.67               n/a
Maximum offering price per share                                      n/a                n/a    $         10.67               n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(4) Actual net assets were $501.46.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended March 31, 2004

                                                                                   ING                ING               ING
                                                                ING             HIGH YIELD        INTERMEDIATE       STRATEGIC
                                                            GNMA INCOME        OPPORTUNITY            BOND              BOND
                                                                FUND               FUND               FUND              FUND
                                                          ---------------    ---------------    ---------------   ---------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                          $         1,271    $     1,959,883    $       118,746   $        61,497
Interest                                                       39,233,983         23,590,258         13,499,162         2,199,888
Securities lending income                                         116,806            102,245             70,215             7,229
Other                                                                  --              4,584                 --                --
                                                          ---------------    ---------------    ---------------   ---------------
    Total investment income                                    39,352,060         25,656,970         13,688,123         2,268,614
                                                          ---------------    ---------------    ---------------   ---------------
EXPENSES:
Investment management fees                                      4,149,261          1,894,619          1,705,983           210,420
Distribution and service fees:
    Class A                                                     1,558,546            340,565            686,455           105,800
    Class B                                                     1,413,020          1,889,439            661,232            96,104
    Class C                                                       788,044            247,516            648,879            27,190
    Class M                                                         4,470             24,280                 --                --
    Class Q                                                           396              1,184                 --               243
Transfer agent fees:
    Class A                                                       754,080            150,653            288,304            42,054
    Class B                                                       172,471            282,901             97,322            17,876
    Class C                                                        96,106             37,057             95,801             5,059
    Class I                                                         4,172                 --                925                --
    Class M                                                           732              3,832                 --                --
    Class Q                                                            82                179                 --                73
Administrative service fees                                       849,885            315,955            341,192            46,776
Shareholder reporting expense                                     236,980            158,448             67,301            12,052
Registration fees                                                 124,536            107,114             63,452            59,002
Professional fees                                                 102,393             36,933             37,039             8,833
Custody and accounting expense                                    104,636             51,560             86,836            12,108
Trustee fees                                                       33,161              7,796             12,120             2,814
Insurance expense                                                   7,989                 --                 --                --
Miscellaneous expense                                              34,056             96,559             11,182             5,436
                                                          ---------------    ---------------    ---------------   ---------------
    Total expenses                                             10,435,016          5,646,590          4,804,023           651,840
                                                          ---------------    ---------------    ---------------   ---------------
Less:
    Net waived and reimbursed                                          --             67,539            117,404            49,289
                                                          ---------------    ---------------    ---------------   ---------------
    Net expenses                                               10,435,016          5,579,051          4,686,619           602,551
                                                          ---------------    ---------------    ---------------   ---------------
Net investment income                                          28,917,044         20,077,919          9,001,504         1,666,063
                                                          ---------------    ---------------    ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCIES AND
  FUTURES:
Net realized gain (loss) on:
    Investments                                                 8,427,554        (15,037,328)         8,796,613         1,961,257
    Foreign currencies                                                 --            113,524             11,870           239,134
    Futures                                                            --                 --         (1,245,951)          (69,795)
                                                          ---------------    ---------------    ---------------   ---------------
Net realized gain (loss) on investments,
  foreign currencies and futures                                8,427,554        (14,923,804)         7,562,532         2,130,596
                                                          ---------------    ---------------    ---------------   ---------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                                                (8,582,732)        38,437,409          2,773,659          (866,323)
    Foreign currencies                                                 --            101,300             (3,759)               17
    Futures                                                            --                 --           (168,064)          (29,502)
                                                          ---------------    ---------------    ---------------   ---------------
Net change in unrealized appreciation
  or depreciation on investments, foreign
  currencies and futures                                       (8,582,732)        38,538,709          2,601,836          (895,808)
                                                          ---------------    ---------------    ---------------   ---------------
Net realized and unrealized gain (loss) on
  investments, foreign currencies and futures                    (155,178)        23,614,905         10,164,368         1,234,788
                                                          ---------------    ---------------    ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $    28,761,866    $    43,692,824    $    19,165,872   $     2,900,851
                                                          ===============    ===============    ===============   ===============
*Foreign taxes                                            $            --    $         1,977    $            --   $           107

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                ING GNMA INCOME FUND             ING HIGH YIELD OPPORTUNITY FUND
                                                          ----------------------------------    ---------------------------------
                                                                YEAR              YEAR                YEAR             YEAR
                                                               ENDED             ENDED                ENDED            ENDED
                                                              MARCH 31,         MARCH 31,           MARCH 31,         MARCH 31,
                                                               2004(1)            2003               2004(1)            2003
                                                          ---------------    ---------------    ---------------   ---------------
FROM OPERATIONS:
Net investment income                                     $    28,917,044    $    36,889,960    $    20,077,919   $    30,457,234
Net realized gain (loss) on investments and foreign
  currencies                                                    8,427,554          5,042,643        (14,923,804)      (96,633,896)
Net change in unrealized appreciation or depreciation
  on investments and foreign currencies                        (8,582,732)        34,018,750         38,538,709        56,996,543
                                                          ---------------    ---------------    ---------------   ---------------
  Net increase (decrease) in net assets resulting from
  operations                                                   28,761,866         75,951,353         43,692,824        (9,180,119)
                                                          ---------------    ---------------    ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                   (29,836,564)       (29,495,907)        (6,620,497)       (9,456,286)
    Class B                                                    (5,789,107)        (4,693,328)       (11,285,739)      (21,289,988)
    Class C                                                    (3,227,764)        (2,537,958)        (1,496,050)       (2,702,939)
    Class I                                                      (416,717)          (220,288)                --                --
    Class M                                                       (26,359)           (40,111)          (204,182)         (371,212)
    Class Q                                                        (7,768)           (10,700)           (36,698)         (155,515)
    Class T                                                      (101,868)          (469,273)           (73,152)         (768,604)
Return of Capital
    Class A                                                            --                 --           (415,880)               --
    Class B                                                            --                 --           (708,817)               --
    Class C                                                            --                 --            (93,977)               --
    Class M                                                            --                 --            (12,826)               --
    Class Q                                                            --                 --             (2,305)               --
    Class T                                                            --                 --             (4,595)               --
                                                          ---------------    ---------------    ---------------   ---------------
Total distributions                                           (39,406,147)       (37,467,565)       (20,954,718)      (34,744,544)
                                                          ---------------    ---------------    ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              287,964,697        821,729,875        123,188,175       133,859,674
Net proceeds from shares issued in merger                              --                 --                 --       165,224,943
Dividends reinvested                                           31,631,178         30,193,127          8,268,482        12,333,581
                                                          ---------------    ---------------    ---------------   ---------------
                                                              319,595,875        851,923,002        131,456,657       311,418,198
Cost of shares redeemed                                      (434,339,499)      (633,633,432)      (213,103,859)     (171,385,626)
                                                          ---------------    ---------------    ---------------   ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                 (114,743,624)       218,289,570        (81,647,202)      140,032,572
                                                          ---------------    ---------------    ---------------   ---------------
Net increase (decrease) in net assets                        (125,387,905)       256,773,358        (58,909,096)       96,107,909
                                                          ---------------    ---------------    ---------------   ---------------
NET ASSETS:
Beginning of year                                             922,759,860        665,986,502        329,634,425       233,526,516
                                                          ---------------    ---------------    ---------------   ---------------
End of year                                               $   797,371,955    $   922,759,860    $   270,725,329   $   329,634,425
                                                          ===============    ===============    ===============   ===============
Undistributed net investment income (accumulated net
  investment loss) at end of year                         $     3,906,376    $     5,623,076    $    (3,557,741)  $    (4,064,293)
                                                          ===============    ===============    ===============   ===============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             ING INTERMEDIATE BOND FUND             ING STRATEGIC BOND FUND
                                                          ----------------------------------    ---------------------------------
                                                               YEAR               YEAR               YEAR              YEAR
                                                               ENDED              ENDED              ENDED             ENDED
                                                             MARCH 31,           MARCH 31,          MARCH 31,         MARCH 31,
                                                               2004                2003               2004              2003
                                                          ---------------    ---------------    ---------------   ---------------
FROM OPERATIONS:
Net investment income                                     $     9,001,504    $     4,368,653    $     1,666,063   $     2,452,863
Net realized gain (loss) on investments, foreign
  currencies and futures                                        7,562,532          6,354,721          2,130,596        (1,656,314)
Net change in unrealized appreciation or depreciation
  on investments, foreign currencies and futures                2,601,836          3,644,655           (895,808)        3,254,804
                                                          ---------------    ---------------    ---------------   ---------------
  Net increase in net assets resulting from operations         19,165,872         14,368,029          2,900,851         4,051,353
                                                          ---------------    ---------------    ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                    (6,168,955)        (2,646,393)        (1,326,218)       (1,899,039)
    Class B                                                    (1,586,935)          (883,176)          (526,406)         (676,354)
    Class C                                                    (1,555,446)          (640,872)          (138,669)         (238,634)
    Class I                                                      (511,108)          (477,266)                --                --
    Class Q                                                            --                 --             (4,788)          (13,330)
Net realized gain from investments:
    Class A                                                    (2,667,645)        (1,231,072)                --                --
    Class B                                                      (868,923)          (615,852)                --                --
    Class C                                                      (885,962)          (439,608)                --                --
    Class I                                                      (179,026)          (189,306)                --                --
                                                          ---------------    ---------------    ---------------   ---------------
Total distributions                                           (14,424,000)        (7,123,545)        (1,996,081)       (2,827,357)
                                                          ---------------    ---------------    ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              324,797,722        332,254,935         21,249,223        47,353,582
Dividends reinvested                                            9,795,000          5,172,910            990,134         2,080,078
                                                          ---------------    ---------------    ---------------   ---------------
                                                              334,592,722        337,427,845         22,239,357        49,433,660
Cost of shares redeemed                                      (193,289,159)      (137,354,984)       (32,685,294)      (52,572,135)
                                                          ---------------    ---------------    ---------------   ---------------
Net increase in net assets resulting from capital
  share transactions                                          141,303,563        200,072,861        (10,445,937)       (3,138,475)
                                                          ---------------    ---------------    ---------------   ---------------
Net increase (decrease) in net assets                         146,045,435        207,317,345         (9,541,167)       (1,914,479)
                                                          ---------------    ---------------    ---------------   ---------------
NET ASSETS:
Beginning of year                                             276,218,323         68,900,978         49,385,241        51,299,720
                                                          ---------------    ---------------    ---------------   ---------------
End of year                                               $   422,263,758    $   276,218,323    $    39,844,074   $    49,385,241
                                                          ===============    ===============    ===============   ===============
Undistributed net investment income at end of year        $        11,828    $       402,081    $        61,364   $        71,455
                                                          ===============    ===============    ===============   ===============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             CLASS I                                    CLASS Q
                                                -----------------------------------  ---------------------------------------------
                                                                        JANUARY 7,                                    FEBRUARY 26,
                                                 YEAR ENDED MARCH 31,   2002(1) TO         YEAR ENDED MARCH 31,        2001(1) TO
                                                ---------------------    MARCH 31,   ------------------------------     MARCH 31,
                                                  2004        2003         2002        2004       2003       2002         2001
-----------------------------------------------------------------------------------  ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       9.01        8.54         8.61       9.01       8.54       8.63           8.51
 Income (loss) from investment operations:
 Net investment income                       $       0.35        0.44         0.10       0.32       0.44       0.39           0.04
 Net realized and unrealized gain (loss)
 on investments                              $       0.01        0.50        (0.10)      0.02       0.47      (0.01)          0.08
 Total from investment operations            $       0.36        0.94         0.00       0.34       0.91       0.38           0.12
 Less distributions from:
 Net investment income                       $       0.45        0.47         0.07       0.43       0.44       0.47             --
 Total distributions                         $       0.45        0.47         0.07       0.43       0.44       0.47             --
 Net asset value, end of period              $       8.92        9.01         8.54       8.92       9.01       8.54           8.63
 TOTAL RETURN(2)                             %       4.21       11.18         0.04       3.94      10.90       4.50           1.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      8,760       6,946        1,615        134        183        204            476
 Ratios to average net assets:
 Expenses(3)                                 %       0.71        0.78         0.88       0.96       1.04       1.12           1.14
 Net investment income(3)                    %       3.94        5.00         5.83       3.62       4.89       5.35           5.42
 Portfolio turnover rate                     %        128          75           76        128         75         76             33

(1)  Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                               -----------------------------------------------------------------------------------
                                                                                      NINE MONTHS        YEAR         THREE MONTHS
                                                       YEAR ENDED MARCH 31,              ENDED           ENDED          ENDED
                                               -----------------------------------     MARCH 31,        JUNE 30,       JUNE 30,
                                                 2004         2003         2002         2001(1)           2000          1999(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       6.68         7.54         8.71           10.82           11.59           11.68
 Income (loss) from investment operations:
 Net investment income (loss)               $       0.43*        0.57         0.78            0.83            1.20            0.30
 Net realized and unrealized gain (loss)
 on investments                             $       0.55        (0.62)       (0.94)          (2.07)          (0.76)          (0.11)
 Total from investment operations           $       0.98        (0.05)       (0.16)          (1.24)           0.44            0.19
 Less distributions from:
 Net investment income                      $       0.47         0.81         1.01            0.87            1.21            0.28
 Return of capital                          $       0.03           --           --              --              --              --
 Total distributions                        $       0.50         0.81         1.01            0.87            1.21            0.28
 Net asset value, end of period             $       7.16         6.68         7.54            8.71           10.82           11.59
 TOTAL RETURN(3)                            %      15.15        (0.29)       (1.56)         (11.80)           4.04            1.63

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $        171          912        1,660           3,041           6,882           3,229
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %       1.10         0.86         0.93            1.00            1.08            0.90
 Gross expenses prior to expense
 reimbursement(4)                           %       1.12         1.21         1.20            1.22            1.27            1.17
 Net investment income after
 expense reimbursement(4)(5)                %       7.19        10.87        11.33           11.28           10.73            9.88
 Portfolio turnover rate                    %        130          131          102             113             113              44

(1)  The Fund changed its fiscal year end to March 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         CLASS I
                                                           ----------------------------------------
                                                                                         JANUARY 8,
                                                              YEAR ENDED MARCH 31,       2002(1) TO
                                                           -------------------------     MARCH 31,
                                                                2004        2003           2002
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      10.51         9.91           9.99
 Income (loss) from investment operations:
 Net investment income                                     $       0.35         0.39           0.11
 Net realized and unrealized gain (loss) on investments    $       0.33         0.76          (0.07)
 Total from investment operations                          $       0.68         1.15           0.04
 Less distributions from:
 Net investment income                                     $       0.38         0.40           0.12
 Net realized gain on investments                          $       0.14         0.15             --
 Total distributions                                       $       0.52         0.55           0.12
 Net asset value, end of period                            $      10.67        10.51           9.91
 TOTAL RETURN(2)                                           %       6.60        11.88           0.36

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $     14,548       15,046          9,800
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)            %       0.71         0.73           0.82
 Gross expenses prior to expense reimbursement(3)          %       0.68         0.73           0.90
 Net investment income after expense reimbursement(3)(4)   %       3.30         3.70           0.05
 Portfolio turnover rate                                   %        475          639          1,216*

(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements.

ING STRATEGIC BOND FUND                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                               -----------------------------------------------------------------------------------
                                                                                      NINE MONTHS        YEAR         THREE MONTHS
                                                       YEAR ENDED MARCH 31,             ENDED            ENDED           ENDED
                                               -----------------------------------     MARCH 31,        JUNE 30,        JUNE 30,
                                                 2004         2003         2002         2001(1)          2000           1999(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $      10.61        10.36        11.18           11.45           11.99           12.26
 Income (loss) from investment operations:
 Net investment income                      $       0.41         0.26         1.18            0.50            0.94            0.25
 Net realized and unrealized gain (loss)
 on investments                             $       0.29         0.63        (1.12)          (0.17)          (0.54)          (0.38)
 Total from investment operations           $       0.70         0.89         0.06            0.33            0.40           (0.13)
 Less distributions from:
 Net investment income                      $       0.52         0.64         0.88            0.60            0.94            0.14
 Total distributions                        $       0.52         0.64         0.88            0.60            0.94            0.14
 Net asset value, end of period             $      10.79        10.61        10.36           11.18           11.45           11.99
 TOTAL RETURN(3)                            %       6.80         8.92         0.49            3.00            3.55            1.16

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $        101          115          101             236             228             171
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %       0.98         0.67         0.73            1.00            0.86            0.71
 Gross expenses prior to expense
 reimbursement(4)                           %       1.09         1.12         1.10            2.06            2.54            1.37
 Net investment income after
 expense reimbursement(4)(5)                %       3.86         5.21         7.12            7.17            7.79            6.07
 Portfolio turnover rate                    %        428          254          211             132             168              69

(1)  The Fund changed its fiscal year end to March 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of nine separately managed series. Four of the funds in this report are: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund") and ING Strategic Bond Fund ("Strategic Bond Fund").

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends and distributions are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Strategic Bond Fund liquidated on April 16, 2004. Accounting rules required that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for Strategic Bond Fund have been prepared in conformity with GAAP for investment companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

   At March 31, 2004, the High Yield Opportunity Fund, Intermediate Bond Fund and Strategic Bond Fund contained one, five and four securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $0 (this represents 0.00% of net assets), $4,742,325 (represents 1.12% of net assets), and $1 (represents 0.00% of net assets) for the High Yield Opportunity Fund, Intermediate Bond Fund and Strategic Bond Fund, respectively. In addition, at March 31, 2004, the High Yield Opportunity Fund and the Strategic Bond Fund contained thirteen and one securities, respectively, for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board. These securities had a total value of $183,928 (represents 0.07% of net assets), and $1,033,453 (represents 2.59% of net assets) for the High Yield Opportunity Fund and Strategic Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on the ex-dividend date. Intermediate Bond Fund and High Yield Opportunity Fund, declare and become ex-dividend daily and pay dividends monthly. GNMA Fund and Strategic Bond Fund declare and become ex-dividend monthly and pay dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund (except GNMA Fund) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. GNMA Fund may not invest in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

L. MORTGAGE DOLLAR ROLL TRANSACTIONS. Certain Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M. OPTIONS CONTRACTS. Certain Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. CONSTRUCTION LOAN SECURITIES (GNMA FUND). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                 PURCHASES           SALES
                                 ---------           -----
High Yield Opportunity Fund   $   392,097,101   $   446,619,005
Intermediate Bond Fund            301,442,154       269,893,831
Strategic Bond Fund                36,927,310        39,634,463

U.S. Government Securities not included above were as follows:

                                 PURCHASES           SALES
                                 ---------           -----
GNMA Fund                     $ 1,044,486,850   $ 1,213,672,250
Intermediate Bond Fund          1,613,482,112     1,523,091,440
Strategic Bond Fund               157,760,903       155,918,535

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All the Funds included in this report have an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% of the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for Intermediate Bond -- 0.50%; for Strategic Bond Fund -- 0.45% of the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Opportunity Fund -- 0.60%.

The Adviser has entered into a subadvisory agreement with Aeltus Investment Management, Inc. ("ING Aeltus"), a wholly owned subsidiary of ING Groep N.V. Subject to such policies as the Board or the Adviser may determine, ING Aeltus manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations. In June 2004, ING Aeltus will change its name to ING Investment Management Co.

ING Aeltus serves as Sub-Adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and ING Aeltus.

ING Investment Management LLC ("IIM"), a registered investment advisor, served as Sub-Adviser to the Intermediate Bond Fund pursuant to a sub-advisory agreement between the Adviser and IIM.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the GNMA Fund, High Yield Opportunity Fund, Intermediate Bond Fund, and Strategic Bond Fund, a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                CLASS A  CLASS B  CLASS C  CLASS I  CLASS M  CLASS Q  CLASS R
                -------  -------  -------  -------  -------  -------  -------
GNMA Fund        0.25%    1.00%    1.00%     N/A     0.75%    0.25%     N/A
High Yield
   Opportunity
   Fund          0.35%    1.00%    1.00%     N/A     0.75%    0.25%     N/A
Intermediate
   Bond Fund     0.35%    1.00%    1.00%     N/A      N/A      N/A     0.50%
Strategic Bond
   Fund          0.35%    0.75%    0.75%     N/A      N/A     0.25%     N/A

During the year ended March 31, 2004, the Distributor waived 0.10% of the Distribution fee for Intermediate Bond for Class A only.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2004, the Distributor retained the following amounts in sales charges:

                             CLASS A    CLASS B    CLASS C    CLASS M
                              SHARES     SHARES     SHARES     SHARES
                            ---------   -------   ---------   -------
Initial Sales Charges       $ 151,546     n/a           n/a   $    54
Contingent Deferred Sales
   Charges                  $ 196,916     n/a     $ 127,254       n/a

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2004 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                               ACCRUED
                  ACCRUED                    SHAREHOLDER
                INVESTMENT     ACCRUED      SERVICES AND
                MANAGEMENT  ADMINISTRATIVE  DISTRIBUTION
                   FEES         FEES            FEES      RECOUPMENT    TOTAL
                ----------  --------------  ------------  ----------  ---------
GNMA Fund       $  333,853  $       67,596  $    292,312  $       --  $ 693,761
High Yield
   Opportunity
   Fund            143,007          23,832       188,954      35,033    390,826
Intermediate
   Bond Fund       173,321          34,661       171,222          --    379,204
Strategic Bond
   Fund             25,304           3,584        17,101          --     45,989

At March 31, 2004, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 6.36%, 14.07%, and 44.76% of the shares outstanding of GNMA Fund, Intermediate Bond Fund, and Strategic Bond Fund, respectively. Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Strategic Bond and other ING Family of Funds have a common owner that owns over 25% of the outstanding securities, the Funds may be deemed to be affiliates of each other.

A summary of the sales transactions during the year ended March 31, 2004, in which the issuer was part of the ING Family of Funds are presented below. There were no purchases during the period and no shares were held at March 31, 2004.

                                                   REALIZED
                               SALES            GAIN/(LOSS) ON
                        ---------------------     INVESTMENT
STRATEGIC BOND FUND:     SHARES     PROCEEDS      SECURITIES
                        -------   -----------   --------------
High Yield Bond Fund    159,416   $ 1,321,563   $      (41,587)
High Yield
   Opportunity Fund     330,000     2,263,800           96,600
ING Prime Rate Trust    103,100       749,060           59,815

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, pursuant to written expense limitation agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                CLASS A  CLASS B  CLASS C  CLASS I  CLASS M  CLASS Q  CLASS R
                -------  -------  -------  -------  -------  -------  -------
GNMA Fund        1.29%    2.04%    2.04%     1.04%   1.79%    1.29%     N/A
High Yield
   Opportunity
   Fund(1)       1.30%    1.95%    1.95%      N/A    1.70%    1.20%     N/A
Intermediate
   Bond Fund(2)  1.00%    1.75%    1.75%     0.75%    N/A      N/A     1.25%
Strategic Bond
   Fund(3)       1.15%    1.55%    1.55%      N/A     N/A     1.05%     N/A

----------
(1) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, Class M, Class Q and Class R were 1.10%, 1.75%, 1.75%, 1.50%, 1.00% and 1.40%, respectively.
(2) Prior to February 1, 2004, the expense limitation rates for Class A, Class B, Class C and Class I were 1.15%, 1.90%, 1.90%, 0.90% and 1.40%
     respectively.
(3) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, and Class Q were 0.95%, 1.35%, 1.35% and 0.85% respectively.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

As of March 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

                                          MARCH 31,
                             -----------------------------------
                               2002         2003         2004
                             -----------------------------------
High Yield Opportunity Fund  $ 701,773   $ 1,074,958   $  67,540
Intermediate Bond Fund          94,760        (1,567)    (78,374)
Strategic Bond Fund            197,052       222,604      49,289

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities;
(2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended March 31, 2004:

                                                     APPROXIMATE
                                     APPROXIMATE      WEIGHTED
                           DAYS     AVERAGE DAILY      AVERAGE
                         UTILIZED      BALANCE      INTEREST RATE
                         --------   -------------   -------------
High Yield Opportunity
   Fund                     33      $   5,165,000       2.07%
Strategic Bond Fund          2            700,000       1.44%

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                                CLASS A SHARES                      CLASS B SHARES
                                                       --------------------------------    --------------------------------
                                                            YEAR              YEAR              YEAR              YEAR
                                                           ENDED             ENDED             ENDED             ENDED
                                                          MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                            2004              2003              2004              2003
                                                       --------------    --------------    --------------    --------------
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                25,619,769        73,137,649         3,701,108        10,383,663
Dividends reinvested                                        2,892,954         2,826,216           412,142           323,671
Shares redeemed                                           (36,101,757)      (64,721,314)       (6,217,595)       (3,236,075)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding              (7,589,034)       11,242,551        (2,104,345)        7,471,259
                                                       ==============    ==============    ==============    ==============
GNMA INCOME FUND ($)
Shares sold                                            $  220,712,735    $  647,417,851    $   32,777,068    $   92,311,001
Dividends reinvested                                       25,548,426        25,045,619         3,633,981         2,864,197
Shares redeemed                                          (313,803,016)     (572,367,002)      (54,830,946)      (28,732,321)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease)                                $  (67,541,855)   $  100,096,468    $  (18,419,897)   $   66,442,877
                                                       ==============    ==============    ==============    ==============

                                                                CLASS C SHARES
                                                       --------------------------------
                                                            YEAR              YEAR
                                                           ENDED             ENDED
                                                          MARCH 31,         MARCH 31,
                                                            2004              2003
                                                       --------------    --------------
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                 3,267,282         8,354,803
Dividends reinvested                                          221,048           181,211
Shares redeemed                                            (5,888,039)       (3,100,664)
                                                       --------------    --------------
Net increase (decrease) in shares outstanding              (2,399,709)        5,435,350
                                                       ==============    ==============
GNMA INCOME FUND ($)
Shares sold                                            $   29,016,572    $   73,988,441
Dividends reinvested                                        1,940,307         1,606,627
Shares redeemed                                           (51,944,184)      (27,312,111)
                                                       --------------    --------------
Net increase (decrease)                                $  (20,987,305)   $   48,282,957
                                                       ==============    ==============

                                                                CLASS I SHARES                      CLASS M SHARES
                                                       --------------------------------    --------------------------------
                                                            YEAR              YEAR              YEAR              YEAR
                                                           ENDED             ENDED             ENDED             ENDED
                                                          MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                            2004              2003              2004              2003
                                                       --------------    --------------    --------------    --------------
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                   608,292           791,663             3,037            89,509
Dividends reinvested                                           47,173            24,697             2,172             3,490
Shares redeemed                                              (444,235)         (234,440)          (93,627)          (27,626)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding                 211,230           581,920           (88,418)           65,373
                                                       ==============    ==============    ==============    ==============

GNMA INCOME FUND ($)
Shares sold                                            $    5,431,127    $    7,072,323    $       27,195    $      796,808
Dividends reinvested                                          416,747           220,288            19,277            31,077
Shares redeemed                                            (3,934,648)       (2,096,498)         (831,602)         (247,442)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease)                                $    1,913,226    $    5,196,113    $     (785,130)   $      580,443
                                                       ==============    ==============    ==============    ==============

                                                                CLASS Q SHARES
                                                       --------------------------------
                                                            YEAR              YEAR
                                                           ENDED             ENDED
                                                          MARCH 31,         MARCH 31,
                                                            2004              2003
                                                       --------------    --------------
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                        --            14,313
Dividends reinvested                                              610               544
Shares redeemed                                                (5,994)          (18,365)
                                                       --------------    --------------
Net increase (decrease) in shares outstanding                  (5,384)           (3,508)
                                                       ==============    ==============

GNMA INCOME FUND ($)
Shares sold                                            $           --    $      126,826
Dividends reinvested                                            5,396             4,854
Shares redeemed                                               (52,619)         (164,519)
                                                       --------------    --------------
Net increase (decrease)                                $      (47,223)   $      (32,839)
                                                       ==============    ==============

                                                                CLASS T SHARES
                                                       --------------------------------
                                                            YEAR              YEAR
                                                           ENDED             ENDED
                                                          MARCH 31,         MARCH 31,
                                                           2004(1)            2003
                                                       --------------    --------------
GNMA INCOME FUND (NUMBER OF SHARES)
Shares sold                                                        --             1,849
Dividends reinvested                                            7,490            47,505
Shares redeemed                                            (1,070,267)         (307,685)
                                                       --------------    --------------
Net decrease in shares outstanding                         (1,062,777)         (258,331)
                                                       ==============    ==============

GNMA INCOME FUND ($)
Shares sold                                            $           --    $       16,625
Dividends reinvested                                           67,044           420,465
Shares redeemed                                            (8,942,484)       (2,713,539)
                                                       --------------    --------------
Net decrease                                           $   (8,875,440)   $   (2,276,449)
                                                       ==============    ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

                                                                CLASS A SHARES                      CLASS B SHARES
                                                       --------------------------------    --------------------------------
                                                            YEAR              YEAR              YEAR              YEAR
                                                           ENDED             ENDED             ENDED             ENDED
                                                          MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                            2004              2003              2004              2003
                                                       --------------    --------------    --------------    --------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                14,744,281        16,263,300         2,176,865         2,298,165
Shares issued in merger                                            --         6,407,106                --        14,095,676
Dividends reinvested                                          438,411           585,206           631,217           993,995
Shares redeemed                                           (19,073,909)      (15,075,372)       (8,548,854)       (7,674,507)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding              (3,891,217)        8,180,240        (5,740,772)        9,713,329
                                                       ==============    ==============    ==============    ==============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                            $  100,648,682    $  110,029,139    $   15,182,882    $   15,652,565
Shares issued in merger                                            --        48,565,867                --       107,380,857
Dividends reinvested                                        3,043,945         3,931,634         4,403,736         6,722,293
Shares redeemed                                          (131,654,284)     (103,807,585)      (60,143,344)      (52,283,480)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease)                                $  (27,961,657)   $   58,719,055    $  (40,556,726)   $   77,472,235
                                                       ==============    ==============    ==============    ==============

                                                                CLASS C SHARES
                                                       --------------------------------
                                                            YEAR              YEAR
                                                           ENDED             ENDED
                                                          MARCH 31,         MARCH 31,
                                                            2004              2003
                                                       --------------    --------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                 1,026,957         1,076,535
Shares issued in merger                                            --           590,240
Dividends reinvested                                           90,317           136,259
Shares redeemed                                            (2,071,835)       (1,167,865)
                                                       --------------    --------------
Net increase (decrease) in shares outstanding                (954,561)          635,169
                                                       ==============    ==============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                            $    7,068,956    $    7,417,867
Shares issued in merger                                            --         4,492,905
Dividends reinvested                                          629,027           925,570
Shares redeemed                                           (14,398,323)       (8,007,182)
                                                       --------------    --------------
Net increase (decrease)                                $   (6,700,340)   $    4,829,160
                                                       ==============    ==============

                                                                CLASS M SHARES                      CLASS Q SHARES
                                                       --------------------------------    --------------------------------
                                                            YEAR              YEAR              YEAR              YEAR
                                                           ENDED             ENDED             ENDED             ENDED
                                                          MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                            2004              2003              2004              2003
                                                       --------------    --------------    --------------    --------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                       779             2,138            41,144           116,562
Shares issued in merger                                            --           628,797                --             2,500
Dividends reinvested                                           13,615            25,070             5,660             8,930
Shares redeemed                                              (100,308)         (151,825)         (159,316)         (211,906)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding                 (85,914)          504,180          (112,512)          (83,914)
                                                       ==============    ==============    ==============    ==============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                            $        5,361    $       14,387    $      282,294    $      745,712
Shares issued in merger                                            --         4,766,282                --            19,032
Dividends reinvested                                           94,295           166,801            38,994            60,422
Shares redeemed                                              (700,303)       (1,021,019)       (1,081,123)       (1,400,699)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease)                                $     (600,647)   $    3,926,451    $     (759,835)   $     (575,533)
                                                       ==============    ==============    ==============    ==============

                                                                CLASS T SHARES
                                                       --------------------------------
                                                            YEAR              YEAR
                                                           ENDED             ENDED
                                                          MARCH 31,         MARCH 31,
                                                           2004(1)            2003
                                                       --------------    --------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                                        --                --
Shares issued in merger                                            --                --
Dividends reinvested                                            8,554            77,085
Shares redeemed                                              (751,809)         (707,546)
                                                       --------------    --------------
Net increase (decrease) in shares outstanding                (743,255)         (630,461)
                                                       ==============    ==============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                            $           --    $            4
Shares issued in merger                                            --                --
Dividends reinvested                                           58,485           526,861
Shares redeemed                                            (5,126,482)       (4,865,661)
                                                       --------------    --------------
Net increase (decrease)                                $   (5,067,997)   $   (4,338,796)
                                                       ==============    ==============

                                                                CLASS A SHARES                      CLASS B SHARES
                                                       --------------------------------    --------------------------------
                                                            YEAR              YEAR              YEAR              YEAR
                                                           ENDED             ENDED             ENDED             ENDED
                                                          MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                            2004              2003              2004              2003
                                                       --------------    --------------    --------------    --------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                                23,789,274        20,485,344         2,574,476         5,721,047
Dividends reinvested                                          601,543           281,375           143,583            90,480
Shares redeemed                                           (13,118,758)      (10,999,640)       (2,250,151)       (1,081,565)
                                                       --------------    --------------    --------------    --------------
Net increase in shares outstanding                         11,272,059         9,767,079           467,908         4,729,962
                                                       ==============    ==============    ==============    ==============

INTERMEDIATE BOND FUND ($)
Shares sold                                            $  249,408,518    $  212,009,071    $   27,153,069    $   59,045,245
Dividends reinvested                                        6,335,065         2,905,320         1,509,025           934,949
Shares redeemed                                          (136,162,176)     (113,708,272)      (23,726,034)      (11,172,225)
                                                       --------------    --------------    --------------    --------------
Net increase                                           $  119,581,407    $  101,206,119    $    4,936,060    $   48,807,969
                                                       ==============    ==============    ==============    ==============

                                                                CLASS C SHARES
                                                       --------------------------------
                                                            YEAR              YEAR
                                                           ENDED             ENDED
                                                          MARCH 31,         MARCH 31,
                                                            2004              2003
                                                       --------------    --------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                                 4,087,450         5,249,312
Dividends reinvested                                          119,937            64,460
Shares redeemed                                            (2,567,915)         (912,120)
                                                       --------------    --------------
Net increase in shares outstanding                          1,639,472         4,401,652
                                                       ==============    ==============

INTERMEDIATE BOND FUND ($)
Shares sold                                            $   43,266,790    $   54,232,649
Dividends reinvested                                        1,260,697           666,529
Shares redeemed                                           (27,040,140)       (9,420,954)
                                                       --------------    --------------
Net increase                                           $   17,487,347    $   45,478,224
                                                       ==============    ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio

                                                                CLASS I SHARES             CLASS R SHARES
                                                       --------------------------------    --------------
                                                            YEAR              YEAR              YEAR
                                                           ENDED             ENDED             ENDED
                                                          MARCH 31,         MARCH 31,         MARCH 31,
                                                            2004              2003              2004
                                                       --------------    --------------    --------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                                   476,004           675,432                48
Dividends reinvested                                           65,475            64,547                --
Shares redeemed                                              (609,124)         (296,980)               (1)
                                                       --------------    --------------    --------------
Net increase (decrease) in shares outstanding                 (67,645)          442,999                47
                                                       ==============    ==============    ==============

INTERMEDIATE BOND FUND ($)
Shares sold                                            $    4,968,831    $    6,967,970    $          514
Dividends reinvested                                          690,213           666,112                --
Shares redeemed                                            (6,360,799)       (3,053,533)              (10)
                                                       --------------    --------------    --------------
Net increase (decrease)                                $     (701,755)   $    4,580,549    $          504
                                                       ==============    ==============    ==============

                                                                CLASS A SHARES                      CLASS B SHARES
                                                       --------------------------------    --------------------------------
                                                           YEAR               YEAR             YEAR               YEAR
                                                           ENDED              ENDED            ENDED             ENDED
                                                         MARCH 31,          MARCH 31,        MARCH 31,         MARCH 31,
                                                           2004               2003             2004               2003
                                                       --------------    --------------    --------------    --------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                                 1,438,455         2,926,400           168,756           512,495
Dividends reinvested                                           62,141           155,509            20,106            25,027
Shares redeemed                                            (1,945,102)       (3,411,267)         (539,117)         (406,134)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding                (444,506)         (329,358)         (350,255)          131,388
                                                       ==============    ==============    ==============    ==============

STRATEGIC BOND FUND ($)
Shares sold                                            $   16,377,255    $   32,008,296    $    1,873,492    $    5,478,867
Dividends reinvested                                          701,281         1,696,951           220,838           266,404
Shares redeemed                                           (22,166,215)      (37,277,857)       (5,949,918)       (4,331,111)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease)                                $   (5,087,679)   $   (3,572,610)   $   (3,855,588)   $    1,414,160
                                                       ==============    ==============    ==============    ==============

                                                                CLASS C SHARES                      CLASS Q SHARES
                                                       --------------------------------    --------------------------------
                                                           YEAR              YEAR              YEAR               YEAR
                                                           ENDED             ENDED             ENDED             ENDED
                                                         MARCH 31,         MARCH 31,         MARCH 31,          MARCH 31,
                                                           2004              2003              2004               2003
                                                       --------------    --------------    --------------    --------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                                   253,625           471,183             2,988           446,425
Dividends reinvested                                            5,467             9,972               447               511
Shares redeemed                                              (386,667)         (569,042)           (4,926)         (445,870)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding                (127,575)          (87,887)           (1,491)            1,066
                                                       ==============    ==============    ==============    ==============

STRATEGIC BOND FUND ($)
Shares sold                                            $    2,966,355    $    5,276,764    $       32,121    $    4,589,655
Dividends reinvested                                           63,251           111,460             4,764             5,263
Shares redeemed                                            (4,516,551)       (6,375,279)          (52,610)       (4,587,888)
                                                       --------------    --------------    --------------    --------------
Net increase (decrease)                                $   (1,486,945)   $     (987,055)   $      (15,725)   $        7,030
                                                       ==============    ==============    ==============    ==============

NOTE 10 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund had 92.95%, of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Funds that held defaulted securities at March 31, 2004 were as follows:

FUND                                  SECURITY                     MARKET VALUE
----                                  --------                     ------------
High Yield
  Opportunity
  Fund                   ICG Services, Inc.                         $         4
                         Intl. Utility Structures, Inc.                       2
                         Source Media, Inc.                                   1
                         US Interactive                                 117,398
                         WinStar Communications, Inc.                       625
                                                                    -----------
                                                                    $   118,030
                                                                    ===========
Intermediate
  Bond Fund              Argentina Bonos                            $   385,768
                                                                    ===========
Strategic Bond
  Fund                   WinStar Communications, Inc.               $       100
                                                                    ===========

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period. The High Yield Opportunity Fund and the Intermediate Bond Fund had interest write-offs of $159,640 and $523, respectively, as a result of defaulted securities.

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2004:

                                                     UNDISTRIBUTED    ACCUMULATED
                                                    NET INVESTMENT    NET REALIZED
                                      PAID-IN         INCOME ON          GAINS/
                                      CAPITAL        INVESTMENTS       (LOSSES)
                                   --------------   --------------   --------------
GNMA Income Fund                   $   (4,238,077)  $    8,772,403   $   (4,534,326)
High Yield Opportunity
  Fund                                 (2,189,143)         144,948        2,044,195
Intermediate Bond Fund                    432,360          430,687         (863,047)
Strategic Bond Fund                            --          319,927         (319,927)

For tax purposes, the Funds may designate as net investment income dividends or capital gain distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Dividends paid by the Funds from net investment income and distribution of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the year ended March 31, 2004 was as follows:

                                                      DIVIDENDS
                                                        PAID
                                                      DEDUCTION        RETURN
                                      ORDINARY           ON              OF
                                      INCOME          REDEMPTIONS      CAPITAL
                                   --------------   --------------   ------------
GNMA Income Fund                   $   39,406,147   $           --   $         --
High Yield
  Opportunity Fund                     19,716,315               --      1,238,403
Intermediate
  Bond Fund                            14,424,000          432,360             --
Strategic Bond Fund                     1,996,081               --             --

The tax composition of dividends and distributions to shareholders for the year ended March 31, 2003 was as follows:

                                      ORDINARY        LONG-TERM
                                       INCOME       CAPITAL GAINS
                                   --------------   --------------
GNMA Income Fund                   $   37,467,565   $           --
High Yield Opportunity Fund            34,744,544               --
Intermediate Bond Fund                  7,068,340           55,205
Strategic Bond Fund                     2,827,357               --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2004 were as follows:

                                                UNDISTRIBUTED      UNREALIZED       POST-OCTOBER        CAPITAL
                               UNDISTRIBUTED      LONG-TERM       APPRECIATION/        LOSSES             LOSS          EXPIRATION
                              ORDINARY INCOME   CAPITAL GAINS    (DEPRECIATION)       DEFERRED        CARRYFORWARDS       DATES
                              ---------------   --------------   --------------    --------------    --------------    ------------
GNMA Income Fund               $    3,906,376   $           --   $   34,571,547    $   (1,394,075)   $  (10,569,011)      2006-2012
High Yield Opportunity Fund                --               --      (14,323,521)               --      (438,151,277)      2006-2012
Intermediate Bond Fund              5,501,924          370,548        5,369,966                --                --              --
Strategic Bond Fund                    61,380               --          344,118                --       (10,346,001)      2008-2011

NOTE 12 -- REORGANIZATIONS

On May 17, 2002, the High Yield Opportunity Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of High Yield Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

                                                                                                   ACQUIRED FUND
       ACQUIRING                   ACQUIRED         TOTAL NET ASSETS OF   TOTAL NET ASSETS OF        UNREALIZED
         FUND                        FUND           ACQUIRED FUND (000)   ACQUIRING FUND (000)   DEPRECIATION (000)
---------------------------   -------------------   -------------------   --------------------   ------------------
High Yield
  Opportunity
  Fund                        ING High Yield Fund     $      165,225        $        242,666       $       (3,897)

The net assets of High Yield Opportunity Fund after the reorganization were $407,891,000.

On March 24, 2004, the Board approved a proposal to reorganize the ING Bond Fund into the Intermediate Bond Fund (the "Reorganization"). The proposed Reorganization is subject to approval by the shareholders of the ING Bond Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the third quarter of 2004.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                        PRINCIPAL    INITIAL                               PERCENT
                                                                         AMOUNT/   ACQUISITION                             OF NET
FUND                               SECURITY                              SHARES       DATE           COST         VALUE    ASSETS
----                               --------                            ----------  -----------  -------------  ----------  --------
High Yield
  Opportunity
  Fund          Adelphia Business Solutions                                61,806      7/20/00  $          --  $        6     0.00%
                Comforce Corp.                                             92,950     12/23/98                        930     0.00%
                Dayton Superior Corp.                                       3,100      8/10/00             --          31     0.00%
                ICG Communications, Inc.                                    6,600       8/3/95             --           1     0.00%
                ICG Services, Inc., 0.000%, due 02/15/08                3,600,000       3/6/00      3,200,065           4     0.00%
                Intl. Fast Food Corp.                                     341,370       8/8/03             --          --     0.00%
                Intl. Utility Structures, Inc., 0.000%, due 02/01/08    2,456,000       8/1/01      1,154,358           2     0.00%
                Intl. Wireless Communications Holdings, Inc.              483,445       8/9/96      8,404,221          48     0.00%
                Jordan Telecommunications                                   2,350      1/31/00             --      65,511     0.02%
                North Atlantic Trading Co.                                 17,906      3/23/04        210,182          18     0.00%
                Russell-Stanley Holdings, Inc.                            100,000     11/28/00        346,704          10     0.00%
                Source Media, Inc., 0.000%, due 11/01/04                  623,056      7/25/03             --           1     0.00%
                US Interactive                                              3,833       6/1/99             --          --     0.00%
                US Interactive 0.000%, due 04/17/05                     8,267,451       4/7/98      8,267,449     117,398     0.04%
                WinStar Communications, Inc., 0.000%, due 04/15/10      6,250,000      1/12/01      4,337,809         625     0.00%
                                                                                                -------------  ----------  -------
                                                                                                $  25,920,788  $  184,585     0.06%
                                                                                                =============  ==========  =======

                                                                       PRINCIPAL     INITIAL                               PERCENT
                                                                         AMOUNT/   ACQUISITION                             OF NET
FUND                                SECURITY                             SHARES       DATE           COST        VALUE     ASSETS
----                                --------                           ----------  -----------  -------------  ----------  -------
Intermediate
  Bond Fund     Garanti Trade Payment Rights Master Trust,10.810%,
                  due 06/15/04                                             72,194       6/9/99  $      72,194  $   72,662     0.02%
                                                                                                =============  ==========  =======
Strategic Bond
  Fund          East Coast Power LLC, 7.536%, due 06/30/17                 56,347      4/14/99  $      56,347  $   57,100     0.14%
                Federal Home Loan Mortgage Corporation,
                  9.000%, due 06/01/06                                        359      1/24/97            364         370     0.00%
                Nordea Kredit Realkreditaktieselskab, 6.000%,
                  due 07/01/29                                                445      5/30/03             69          77     0.00%
                North Atlantic Trading Co.                                    817      3/23/04              8           1     0.00%
                WinStar Communications, Inc., 0.000%, due 04/15/10      1,000,000      1/10/01        466,375         100     0.00%
                                                                                                -------------  ----------  -------
                                                                                                $     523,163  $   57,648     0.14%
                                                                                                =============  ==========  =======

NOTE 14 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Funds (except GNMA Fund) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Other Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2004, the following Funds had securities on loan with the following market values:

                                    VALUE OF
                                   SECURITIES        VALUE OF
PORTFOLIO                            LOANED         COLLATERAL
---------                         -------------   -------------
High Yield Opportunity Fund       $  75,999,185   $  77,944,315
Intermediate Bond Fund               80,171,503      81,796,222

NOTE 15 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 16 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to March 31, 2004 the following Funds declared dividends from net investment income of:

                            PER SHARE
                              AMOUNT     PAYABLE DATE      RECORD DATE
                            ----------  ---------------   --------------
GNMA INCOME FUND
Class A                     $ 0.0360    April 5, 2004     March 31, 2004
Class B                     $ 0.0304    April 5, 2004     March 31, 2004
Class C                     $ 0.0303    April 5, 2004     March 31, 2004
Class I                     $ 0.0386    April 5, 2004     March 31, 2004
Class M                     $ 0.0322    April 5, 2004     March 31, 2004
Class Q                     $ 0.0367    April 5, 2004     March 31, 2004
Class A                     $ 0.0380    May 5, 2004       April 30, 2004
Class B                     $ 0.0326    May 5, 2004       April 30, 2004
Class C                     $ 0.0325    May 5, 2004       April 30, 2004
Class I                     $ 0.0405    May 5, 2004       April 30, 2004
Class M                     $ 0.0343    May 5, 2004       April 30, 2004
Class Q                     $ 0.0387    May 5, 2004       April 30, 2004

HIGH YIELD OPPORTUNITY FUND
Class A                     $ 0.0350    May 3, 2004       Daily
Class B                     $ 0.0311    May 3, 2004       Daily
Class C                     $ 0.0312    May 3, 2004       Daily
Class M                     $ 0.0327    May 3, 2004       Daily
Class Q                     $ 0.0367    May 3, 2004       Daily

INTERMEDIATE BOND FUND
Class A                     $ 0.0272    May 3, 2004       Daily
Class B                     $ 0.0205    May 3, 2004       Daily
Class C                     $ 0.0209    May 3, 2004       Daily
Class I                     $ 0.0293    May 3, 2004       Daily
Class R                     $ 0.0258    May 3, 2004       Daily

STRATEGIC BOND FUND
Class A                     $ 0.0350    April 5, 2004     March 31, 2004
Class B                     $ 0.0317    April 5, 2004     March 31, 2004
Class C                     $ 0.0310    April 5, 2004     March 31, 2004
Class Q                     $ 0.0369    April 5, 2004     March 31, 2004
Class A                     $ 0.0150    April 15, 2004    April 13, 2004
Class B                     $ 0.0131    April 15, 2004    April 13, 2004
Class C                     $ 0.0129    April 15, 2004    April 13, 2004
Class Q                     $ 0.0162    April 15, 2004    April 13, 2004

                                                        PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND                                        as of March 31, 2004

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 92.1%
                       FEDERAL HOME LOAN
                         MORTGAGE CORPORATION: 0.3%
$    417,094           7.000%, due 11/01/14                                 $      446,092
     313,466           7.500%, due 01/01/30                                        337,546
   1,072,124           7.500%, due 12/01/14                                      1,147,541
     314,010           8.000%, due 01/01/30                                        339,895
                                                                            --------------
                                                                                 2,271,074
                                                                            --------------
                       FEDERAL NATIONAL MORTGAGE
                         ASSOCIATION: 0.3%
     217,152           6.500%, due 06/01/14                                        231,312
     284,641           7.000%, due 03/01/15                                        304,747
     423,839           7.500%, due 05/01/28                                        454,811
     407,823           8.500%, due 08/01/11                                        449,940
      96,799           8.500%, due 05/01/15                                        107,638
      72,572           8.500%, due 08/01/15                                         80,698
     371,566           8.500%, due 09/01/15                                        413,169
                                                                            --------------
                                                                                 2,042,315
                                                                            --------------
                       GOVERNMENT NATIONAL
                         MORTGAGE ASSOCIATION: 91.5%
  56,199,231           5.000%, due 04/15/33-03/15/34                            56,686,460
 135,358,335           5.500%, due 03/15/33-04/20/29                           139,397,594
     548,839           5.650%, due 07/15/29                                        581,980
 158,622,839           6.000%, due 08/16/30-04/16/29                           165,640,150
   1,401,778           6.250%, due 04/15/26-04/15/28                             1,476,878
     134,292           6.340%, due 02/15/29                                        133,153
     571,104           6.350%, due 09/15/33                                        635,008
   5,796,407           6.400%, due 10/15/33-08/15/38                             6,462,339
   1,164,106           6.470%, due 09/15/33                                      1,300,683
  53,955,582           6.500%, due 03/15/30-07/20/29                            58,655,322
  14,507,607           6.630%, due 01/15/34-01/15/40                            16,536,723
   4,622,641           6.650%, due 06/15/30-02/15/15                             5,205,657
   3,514,753           6.670%, due 01/15/40                                      4,030,754
   6,191,746           6.690%, due 07/15/40                                      7,159,655
     281,139           6.700%, due 12/15/14                                        296,474
  17,511,876           6.750%, due 10/15/39-08/15/29                            19,978,895
   2,845,551           6.810%, due 07/15/39                                      3,281,906
   4,068,682           6.820%, due 04/15/34-05/15/27                             4,651,026
   9,828,647           6.840%, due 10/15/36                                     11,468,172
   1,800,915           6.870%, due 03/15/39                                      2,085,800
   5,896,805           6.880%, due 02/15/40-01/15/29                             6,769,888
   2,173,707           6.900%, due 01/15/32                                      2,540,651
   2,885,718           6.950%, due 12/15/29                                      3,073,487
  74,833,361           7.000%, due 05/15/31-07/15/29                            79,986,406
   8,967,341           7.010%, due 02/15/37                                     10,428,996
     950,857           7.050%, due 07/15/29                                      1,084,124
   5,554,121           7.100%, due 11/15/39                                      6,478,369
   8,941,349           7.130%, due 09/15/39                                     10,366,767
   3,339,530           7.150%, due 07/15/36-07/15/36                             3,904,609
   4,142,096           7.250%, due 09/15/31-06/15/29                             4,565,088
   2,950,706           7.300%, due 08/15/36                                      3,420,625
   6,556,094           7.500%, due 10/15/30-08/15/29                             7,105,876
   5,017,768           7.600%, due 08/15/31                                      5,795,984
  10,911,743           7.630%, due 08/15/32-07/15/38                            12,178,952
      78,766           7.650%, due 12/15/12                                         82,894
     497,212           7.700%, due 08/15/13                                        524,081
   6,166,055           7.750%, due 03/15/32-10/15/29                             6,968,652
   1,043,907           7.800%, due 01/15/42-07/15/19                             1,205,562
   9,852,265           7.880%, due 11/15/34-09/15/29                            10,845,141
  12,051,155           8.000%, due 01/15/30-05/15/28                            13,483,195
     197,359           8.050%, due 07/15/19-04/15/21                               217,927
   1,308,312           8.100%, due 06/15/12-07/15/12                             1,381,572
$  4,981,406           8.130%, due 05/15/38                                 $    5,710,538
   5,342,293           8.150%, due 03/15/12-09/15/15                             5,653,910
   5,471,324           8.200%, due 10/15/11-05/15/13                             5,787,497
   2,045,696           8.250%, due 11/15/35-10/15/24                             2,329,577
   6,978,620           8.500%, due 10/15/31-12/15/29                             7,485,047
     118,078           8.750%, due 10/15/23-06/15/27                               122,520
   2,827,737           9.000%, due 11/15/33-11/15/27                             2,966,682
   1,372,123           9.250%, due 06/15/30                                      1,465,809
     976,243           10.250%, due 08/15/29                                     1,060,274
                                                                            --------------
                                                                               730,655,329
                                                                            --------------
                       Total U.S. Government
                         Agency Obligations
                         (Cost $700,348,431)                                   734,968,718
                                                                            --------------
U.S. TREASURY OBLIGATIONS: 0.3%
                       U.S. TREASURY BONDS: 0.3%
   2,000,000           5.380%, due 02/15/31                                      2,180,626
                                                                            --------------
                       Total U.S. Treasury Obligations
                         (Cost $2,230,133)                                       2,180,626
                                                                            --------------
                       Total Long-Term Investments
                         (Cost $702,578,564)                                   737,149,344
                                                                            --------------
SHORT-TERM INVESTMENTS: 7.2%
                       U.S. TREASURY BILLS: 7.2%
   4,000,000           0.000%, due 04/01/04                                      3,999,908
  22,000,000           0.000%, due 05/13/04                                     21,976,816
  31,500,000           0.000%, due 06/10/04                                     31,444,938
                                                                            --------------
                       Total Short-term Investments
                         (Cost $57,420,895)                                     57,421,662
                                                                            --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $759,999,459)*                             99.60%  $  794,571,006
                       OTHER ASSETS AND
                         LIABILITIES-NET                             0.40        2,800,949
                                                                   ------   --------------
                       NET ASSETS                                  100.00%  $  797,371,955
                                                                   ======   ==============

     Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.
     Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consist of:

                       Gross Unrealized Appreciation                        $   37,948,917
                       Gross Unrealized Depreciation                            (3,377,370)
                                                                            --------------
                       Net Unrealized Appreciation                          $   34,571,547
                                                                            ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                             as of March 31, 2004

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS: 94.8%
                       ADVERTISING: 0.5%
$    715,000           Vertis, Inc., 9.750%,
                         due 04/01/09                                       $      777,562
     535,000     L     Vertis, Inc., 10.880%,
                        due 06/15/09                                               541,688
                                                                            --------------
                                                                                 1,319,250
                                                                            --------------
                       AEROSPACE/DEFENSE: 1.2%
     690,000           DRS Technologies, Inc., 6.880%,
                         due 11/01/13                                              721,050
     685,000           L-3 Communications Corp.,
                         7.630%, due 06/15/12                                      756,925
     670,000           L-3 Communications Corp.,
                         6.130%, due 07/15/13                                      695,125
     825,000     L     Sequa Corp., 8.880%,
                         due 04/01/08                                              921,938
      50,000           Sequa Corp., 9.000%,
                         due 08/01/09                                               56,500
                                                                            --------------
                                                                                 3,151,538
                                                                            --------------
                       AIRLINES: 0.1%
     235,000     L     Delta Air Lines, Inc., 7.300%,
                         due 09/18/06                                              196,502
                                                                            --------------
                                                                                   196,502
                                                                            --------------
                       APPAREL: 1.0%
   1,225,000           Phillips-Van Heusen, 8.130%,
                         due 05/01/13                                            1,326,063
   1,385,000           Russell Corp., 9.250%,
                         due 05/01/10                                            1,478,487
                                                                            --------------
                                                                                 2,804,550
                                                                            --------------
                       AUTO PARTS & EQUIPMENT: 3.1%
     565,000           ArvinMeritor, Inc., 6.630%,
                         due 06/15/07                                              589,013
     290,000     L     Collins & Aikman Products,
                         10.750%, due 12/31/11                                     299,425
     310,000           Dana Corp., 7.000%,
                         due 03/15/28                                              310,775
     550,000     L     Dana Corp., 10.130%,
                         due 03/15/10                                              638,000
     730,000     L     Dura Operating Corp., 8.630%,
                         due 04/15/12                                              781,100
     940,000           Eagle-Picher Industries, Inc.,
                         9.750%, due 09/01/13                                    1,034,000
     166,000           HLI Operating Co., Inc.,
                         10.500%, due 06/15/10                                     189,655
     435,000           Lear Corp., 8.110%,
                         due 05/15/09                                              516,563
     960,000           Rexnord Corp., 10.130%, due                               1,056,000
   1,230,000           Tenneco Automotive, Inc.,
                         10.250%, due 07/15/13                                   1,420,650
   1,185,000     L     TRW Automotive, Inc.,
                         11.000%, due 02/15/13                                   1,421,999
                                                                            --------------
                                                                                 8,257,180
                                                                            --------------
                       BUILDING MATERIALS: 0.7%
   2,456,000  @,I,X,   Intl. Utility Structures, Inc.,
              @@,**      0.000%, due 02/01/08                                            2
     660,000    #      Nortek Holdings, Inc.,
                         0.000%, due 05/15/11                                      504,900
     420,000    #      Nortek Holdings, Inc.,
                         4.170%, due 12/31/10                                      426,300
$    745,000           Nortek, Inc., 9.880%,
                         due 06/15/11                                       $      841,850
                                                                            --------------
                                                                                 1,773,052
                                                                            --------------
                       CHEMICALS: 3.4%
   1,355,000     L     Equistar Funding Corp.,
                         10.630%, due 05/01/11                                   1,466,788
   1,450,000           IMC Global, Inc., 10.880%,
                         due 06/01/08                                            1,754,500
     985,000     L     Lyondell Chemical Co.,
                         9.630%, due 05/01/07                                    1,024,400
   2,000,000   #,L     Nalco Co., 7.750%,
                         due 11/15/11                                            2,100,000
   1,265,000     L     PolyOne Corp., 8.880%,
                         due 05/01/12                                            1,233,375
   1,335,000     L     Rockwood Specialties Group,
                         Inc., 10.630%, due 05/15/11                             1,481,850
                                                                            --------------
                                                                                 9,060,913
                                                                            --------------
                       COMMERCIAL SERVICES: 1.0%
   1,045,000           Corrections Corp. of America,
                         7.500%, due 05/01/11                                    1,106,394
   1,145,000   #,L     United Rentals North America,
                         Inc., 6.500%, due 02/15/12                              1,145,000
     570,000   #,L     United Rentals North America,
                         Inc., 7.000%, due 02/15/14                                538,650
                                                                            --------------
                                                                                 2,790,044
                                                                            --------------
                       COMPUTERS: 0.3%
     775,000  @@,L     Seagate Technology HDD
                         Holdings, 8.000%,
                         due 05/15/09                                              850,563
                                                                            --------------
                                                                                   850,563
                                                                            --------------
                       DISTRIBUTION/WHOLESALE: 0.6%
   1,470,000           Aviall, Inc., 7.630%,
                         due 07/01/11                                            1,580,250
                                                                            --------------
                                                                                 1,580,250
                                                                            --------------
                       DIVERSIFIED FINANCIAL SERVICES: 2.4%
     680,000    @@     Eircom Funding, 8.250%, due                                 761,600
     345,000    #      Global Cash Finance Corp.,
                         8.750%, due 03/15/12                                      360,525
   3,012,929    #      Hollinger Participation Trust,
                         12.130%, due 11/15/10                                   3,491,232
   1,230,000           Nexstar Finance, Inc., 12.000%,
                         due 04/01/08                                            1,389,900
     355,000           Universal City Development
                         Partners, 11.750%,
                         due 04/01/10                                              414,906
                                                                            --------------
                                                                                 6,418,163
                                                                            --------------
                       ELECTRIC: 6.9%
   1,975,000   #,L     AES Corp., 8.750%,
                         due 05/15/13                                            2,182,375
   1,500,000    #      Allegheny Energy Supply
                         Statutory Trust 2001,
                         10.250%, due 11/15/07                                   1,642,500
      60,000    #      Allegheny Energy Supply
                         Statutory Trust 2001,
                         13.000%, due 11/15/07                                      61,800
     180,000     L     Calpine Corp., 8.500%,
                         due 02/15/11                                              133,200

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       ELECTRIC (CONTINUED)
$  1,460,000   #,L     Calpine Corp., 8.750%,
                         due 07/15/13                                         $  1,343,200
   1,095,000           Edison Mission Energy, 7.730%,
                         due 06/15/09                                            1,062,150
   2,030,000           FirstEnergy Corp., 6.450%,
                         due 11/15/11                                            2,226,552
   1,065,000           Homer City Funding LLC,
                         8.730%, due 10/01/26                                    1,187,475
     475,000           Illinois Power Co., 7.500%,
                         due 07/15/25                                              486,875
   1,250,000     L     Illinois Power Co., 11.500%,
                         due 12/15/10                                            1,512,500
   1,795,000           Nevada Power Co., 10.880%,
                         due 10/15/09                                            2,100,150
   1,760,000   #,L     NRG Energy, Inc., 8.000%,
                         due 12/15/13                                            1,826,000
   1,285,000    #      PG&E Corp., 6.880%,
                         due 07/15/08                                            1,408,681
   1,420,000     L     TECO Energy, Inc., 7.500%,
                         due 06/15/10                                            1,537,150
                                                                            --------------
                                                                                18,710,608
                                                                            --------------
                       ELECTRICAL COMPONENTS &
                         EQUIPMENT: 0.6%
     800,000    @@     FIMEP SA, 10.500%,
                         due 02/15/13                                              956,000
     500,000   #,L     General Cable Corp., 9.500%,
                         due 11/15/10                                              552,500
                                                                            --------------
                                                                                 1,508,500
                                                                            --------------
                       ELECTRONICS: 0.9%
     385,000           Sanmina-SCI Corp., 10.380%,
                         due 01/15/10                                              456,225
     925,000           Stoneridge, Inc., 11.500%,
                         due 05/01/12                                            1,107,687
     655,000    #      Viasystems, Inc., 10.500%,
                         due 01/15/11                                              735,238
                                                                            --------------
                                                                                 2,299,150
                                                                            --------------
                       ENTERTAINMENT: 2.7%
     825,000   #,L     AMC Entertainment, Inc.,
                         8.000%, due 03/01/14                                      822,938
     985,000   #,L     American Casino &
                         Entertainment Properties LLC,
                         7.850%, due 02/01/12                                      989,925
   1,180,000     L     Argosy Gaming Co., 9.000%,
                         due 09/01/11                                            1,333,399
     930,000   #,L     Carmike Cinemas, Inc., 7.500%,
                         due 02/15/14                                              950,925
     890,000           Cinemark USA, Inc., 9.000%,
                         due 02/01/13                                              972,325
     950,000     L     Regal Cinemas, Inc., 9.380%,
                         due 02/01/12                                            1,078,250
     535,000     #     Six Flags, Inc., 9.630%,
                         due 06/01/14                                              571,113
     520,000     L     Six Flags, Inc., 9.750%,
                         due 04/15/13                                              555,100
                                                                            --------------
                                                                                 7,273,975
                                                                            --------------
                       ENVIRONMENTAL CONTROL: 1.6%
   2,380,000   #,L     Allied Waste North America,
                         6.130%, due 02/15/14                                    2,311,575
     915,000           Allied Waste North America,
                         8.500%, due 12/01/08                                    1,029,375
$    965,000           Imco Recycling, Inc., 10.380%,
                         due 10/15/10                                       $    1,037,375
                                                                            --------------
                                                                                 4,378,325
                                                                            --------------
                       FOOD: 2.8%
   1,220,000           Del Monte Corp., 8.630%, due                              1,378,600
     730,000           Delhaize America, Inc., 8.130%,
                         due 04/15/11                                              843,150
     425,000           Delhaize America, Inc., 9.000%,
                         due 04/15/31                                              509,469
   1,450,000    #      Land O' Lakes, Inc., 9.000%,
                         due 12/15/10                                            1,471,750
     605,000    #      Michael Foods, Inc., 8.000%,
                         due 11/15/13                                              644,325
     625,000           Roundy's, Inc., 8.880%,
                         due 06/15/12                                              690,625
   1,235,000           Smithfield Foods, Inc., 7.750%,
                         due 05/15/13                                            1,364,675
     595,000           Swift & Co., 12.500%,
                         due 01/01/10                                              639,625
                                                                            --------------
                                                                                 7,542,219
                                                                            --------------
                       FOREST PRODUCTS & PAPER: 3.0%
   1,780,000           Appleton Papers, Inc., 12.500%,
                         due 12/15/08                                            2,020,299
   1,360,000     L     Georgia-Pacific Corp., 8.130%,
                         due 05/15/11                                            1,550,400
     930,000     L     Georgia-Pacific Corp., 8.880%,
                         due 02/01/10                                            1,090,425
   1,165,000           Georgia-Pacific Corp., 9.380%,
                         due 02/01/13                                            1,377,613
   1,275,000  @@,#,L   Millar Western Forest Products
                         Ltd., 7.750%, due 11/15/13                              1,361,063
     735,000   @@,#    Norske Skog Canada Ltd.,
                         7.380%, due 03/01/14                                      760,725
                                                                            --------------
                                                                                 8,160,525
                                                                            --------------
                       HEALTHCARE-SERVICES: 2.0%
   1,305,000    #      Genesis HealthCare Corp.,
                         8.000%, due 10/15/13                                    1,396,350
   2,250,000           HCA, Inc., 7.880%,
                         due 02/01/11                                            2,594,302
     770,000     L     Tenet Healthcare Corp.,
                         7.380%, due 02/01/13                                      698,775
     615,000   #,L     Triad Hospitals, Inc., 7.000%,
                         due 11/15/13                                              633,450
                                                                            --------------
                                                                                 5,322,877
                                                                            --------------
                       HOLDING COMPANIES-DIVERSIFIED: 0.1%
     165,000     L     SCG Holding Corp., 12.000%,
                         due 08/01/09                                              179,025
                                                                            --------------
                                                                                   179,025
                                                                            --------------
                       HOME BUILDERS: 3.6%
     170,000           Beazer Homes USA, Inc.,
                         8.380%, due 04/15/12                                      190,825
     560,000           DR Horton, Inc., 7.880%, due                                658,000
     165,000     L     K Hovnanian Enterprises, Inc.,
                         6.500%, due 01/15/14                                      169,538
     625,000     L     K Hovnanian Enterprises, Inc.,
                         7.750%, due 05/15/13                                      684,375
     580,000           KB Home, 7.750%,
                         due 02/01/10                                              630,750

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       HOME BUILDERS (CONTINUED)
$    700,000           Meritage Corp., 9.750%,
                         due 06/01/11                                       $      798,000
     430,000     L     Ryland Group, Inc., 9.130%,
                         due 06/15/11                                              494,500
     415,000           Standard-Pacific Corp., 5.130%,
                         due 04/01/09                                              413,963
     690,000     L     Standard-Pacific Corp., 7.750%,
                         due 03/15/13                                              765,900
   1,130,000           Technical Olympic USA, Inc.,
                         9.000%, due 07/01/10                                    1,234,525
     895,000           Technical Olympic USA, Inc.,
                         10.380%, due 07/01/12                                   1,013,588
   1,310,000     L     WCI Communities, Inc.,
                         10.630%, due 02/15/11                                   1,486,849
   1,010,000   #,L     William Lyon Homes, Inc.,
                         7.500%, due 02/15/14                                    1,055,450
                                                                            --------------
                                                                                 9,596,263
                                                                            --------------
                       HOME FURNISHINGS: 0.3%
     710,000     #     Norcraft Finance Corp., 9.000%,
                         due 11/01/11                                              759,700
                                                                            --------------
                                                                                   759,700
                                                                            --------------
                       HOUSEHOLD PRODUCTS/WARES: 1.1%
     890,000   #,L     American Achievement Corp.,
                         8.250%, due 04/01/12                                      918,925
   1,825,000     L     American Greetings, 11.750%,
                         due 07/15/08                                            2,144,375
                                                                            --------------
                                                                                 3,063,300
                                                                            --------------
                       IRON/STEEL: 0.4%
   1,050,000     L     United States Steel Corp.,
                         9.750%, due 05/15/10                                    1,202,250
                                                                            --------------
                                                                                 1,202,250
                                                                            --------------
                       LEISURE TIME: 0.9%
     865,000    @@     Royal Caribbean Cruises Ltd.,
                         7.500%, due 10/15/27                                      882,300
   1,355,000    @@     Royal Caribbean Cruises Ltd.,
                         8.000%, due 05/15/10                                    1,537,925
                                                                            --------------
                                                                                 2,420,225
                                                                            --------------
                       LODGING: 6.8%
   2,070,000           Ameristar Casinos, Inc., 10.750%,
                         due 02/15/09                                            2,403,787
     985,000     L     Aztar Corp., 9.000%,
                         due 08/15/11                                            1,111,819
   1,270,000           Caesars Entertainment, Inc.,
                         7.880%, due 03/15/10                                    1,422,400
   1,270,000           Caesars Entertainment, Inc.,
                         9.380%, due 02/15/07                                    1,435,100
     650,000           Extended Stay America, Inc.,
                         9.880%, due 06/15/11                                      767,000
     300,000           Hilton Hotels Corp., 7.630%,
                         due 12/01/12                                              346,125
     960,000           Mandalay Resort Group,
                         9.500%, due 08/01/08                                    1,148,400
   3,790,000     L     MGM Mirage, 8.380%,
                         due 02/01/11                                            4,396,399
     190,000           Starwood Hotels & Resorts
                         Worldwide, Inc., 7.880%,
                         due 05/01/12                                              215,650
$  1,400,000     #     Station Casinos, Inc., 6.000%,
                         due 04/01/12                                       $    1,456,000
   1,140,000   #,L     Station Casinos, Inc., 6.500%,
                         due 02/01/14                                            1,155,675
   1,155,000           Venetian Casino Resort LLC,
                         11.000%, due 06/15/10                                   1,334,025
   1,080,000     L     Wynn Las Vegas Capital
                         Corp., 12.000%, due 11/01/10                            1,306,800
                                                                            --------------
                                                                                18,499,180
                                                                            --------------
                       MACHINERY-DIVERSIFIED: 0.3%
     635,000           Cummins, Inc., 9.500%,
                         due 12/01/10                                              750,888
                                                                            --------------
                                                                                   750,888
                                                                            --------------
                       MEDIA: 12.9%
     505,000           Allbritton Communications
                         Co., 7.750%, due 12/15/12                                 526,463
   1,220,000           Block Communications, Inc.,
                         9.250%, due 04/15/09                                    1,305,400
     365,000     #     Cablevision Systems Corp.,
                         0.000%, due 04/01/09                                      366,369
     800,000    @@     CanWest Media, Inc.,
                         10.630%, due 05/15/11                                     912,000
   1,715,000   #,L     CCO Holdings Capital Corp.,
                         8.750%, due 11/15/13                                    1,757,874
     920,000           Charter Communications
                         Holdings Capital Corp.,
                         9.630%, due 11/15/09                                      782,000
     440,000     #     CSC Holdings, Inc., 6.750%,
                         due 04/15/12                                              447,700
     470,000     L     CSC Holdings, Inc., 7.630%,
                         due 04/01/11                                              498,200
   1,685,000           CSC Holdings, Inc., 7.880%,
                         due 12/15/07                                            1,819,799
     245,000     L     CSC Holdings, Inc., 8.130%,
                         due 07/15/09                                              264,600
     455,000     L     Dex Media East Finance Co.,
                         12.130%, due 11/15/12                                     533,488
     610,000   #,L     Dex Media Finance Co.,
                         9.880%, due 08/15/13                                      680,150
     930,000     #     Dex Media, Inc., 8.000%,
                         due 11/15/13                                              927,675
   1,620,000           DirecTV Holdings LLC, 8.380%,
                         due 03/15/13                                            1,854,899
   1,015,000     #      Echostar DBS Corp., 5.750%,
                         due 10/01/08                                            1,053,063
     215,000     #     Echostar DBS Corp., 6.380%,
                         due 10/01/11                                              229,513
     840,000           Entravision Communications
                         Corp., 8.130%, due 03/15/09                               905,100
   1,535,000     #     Granite Broadcasting Corp.,
                         9.750%, due 12/01/10                                    1,488,949
   1,470,000     L     Gray Television, Inc., 9.250%,
                         due 12/15/11                                            1,650,074
   1,430,000           Hollinger Intl. Publishing,
                         9.000%, due 12/15/10                                    1,580,149
     745,000           Houghton Mifflin Co., 8.250%,
                         due 02/01/11                                              770,144
     265,000     L     Houghton Mifflin Co., 9.880%,
                         due 02/01/13                                              274,938
     190,000           Insight Communications Co.,
                         Inc., 0.000%, due 02/15/11                                161,500
     655,000     L     LIN Television Corp., 6.500%,
                         due 05/15/13                                              682,838

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       MEDIA (CONTINUED)
$    560,000     L     Mediacom LLC, 9.500%,
                         due 01/15/13                                       $      557,200
     560,000     #     Nexstar Finance, Inc., 7.000%,
                         due 01/15/14                                              557,200
     415,000     L     Paxson Communications Corp.,
                         10.750%, due 07/15/08                                     436,788
   1,390,000           Primedia, Inc., 8.880%,
                         due 05/15/11                                            1,431,700
   1,205,000  @@,L     Quebecor Media, Inc., 11.130%,
                         due 07/15/11                                            1,388,763
     580,000           Radio One, Inc., 8.880%, due                                646,700
     420,000   #,L     Reader's Digest Association,
                         Inc., 6.500%, due 03/01/11                                434,700
     730,000           Salem Communications Holding
                         Corp., 9.000%, due 07/01/11                               800,263
     905,000           Sinclair Broadcast Group, Inc.,
                         8.000%, due 03/15/12                                      985,319
     623,056  **,X,I   Source Media, Inc., 0.000%,
                         due 11/01/04                                                    1
   1,005,000     #     Spanish Broadcasting System,
                         9.630%, due 11/01/09                                    1,069,069
     590,000    @@     Sun Media Corp., 7.630%,
                         due 02/15/13                                              644,575
     805,000    @@     Videotron Ltee, 6.880%,
                         due 01/15/14                                              845,250
   1,600,000    @@     Vivendi Universal SA, 6.250%,
                         due 07/15/08                                            1,735,999
     890,000   #,L     Young Broadcasting, Inc.,
                         8.500%, due 12/15/08                                      965,650
     965,000     L     Young Broadcasting, Inc.,
                         10.000%, due 03/01/11                                   1,037,375
                                                                            --------------
                                                                                35,009,437
                                                                            --------------
                       MISCELLANEOUS MANUFACTURING: 1.5%
     745,000     #     Koppers, Inc., 9.880%,
                         due 10/15/13                                              823,225
     415,000           SPX Corp., 7.500%,
                         due 01/01/13                                              450,275
   2,595,000    @@     Tyco Intl. Group SA, 6.750%,
                         due 02/15/11                                            2,893,755
                                                                            --------------
                                                                                 4,167,255
                                                                            --------------
                       OFFICE/BUSINESS EQUIPMENT: 0.6%
     320,000     L     Xerox Capital Trust I, 8.000%,
                         due 02/01/27                                              316,000
   1,295,000     L     Xerox Corp., 7.630%,
                         due 06/15/13                                            1,385,650
                                                                            --------------
                                                                                 1,701,650
                                                                            --------------
                       OIL AND GAS: 3.4%
   1,985,000           Chesapeake Energy Corp.,
                         7.500%, due 09/15/13                                    2,203,350
     430,000           Energy Partners Ltd., 8.750%,
                         due 08/01/10                                              462,250
   1,660,000           Swift Energy Co., 9.380%,
                         due 05/01/12                                            1,859,200
   2,250,000    @@     Western Oil Sands, Inc., 8.380%,
                         due 05/01/12                                            2,694,375
   1,725,000           Westport Resources Corp.,
                         8.250%, due 11/01/11                                    1,927,688
                                                                            --------------
                                                                                 9,146,863
                                                                            --------------
                       OIL AND GAS SERVICES: 1.9%
$  2,950,000           Grant Prideco Escrow Corp.,
                         9.000%, due 12/15/09                               $    3,340,875
     280,000           Hanover Compressor Co.,
                         0.000%, due 03/31/07                                      217,000
   1,240,000     L     Hanover Equipment Trust,
                         8.500%, due 09/01/08                                    1,333,000
     250,000     L     Hanover Equipment Trust,
                         8.750%, due 09/01/11                                      271,250
                                                                            --------------
                                                                                 5,162,125
                                                                            --------------
                       PACKAGING AND CONTAINERS: 4.2%
     955,000           BWAY Corp., 10.000%,
                         due 10/15/10                                            1,026,625
   1,025,000    @@     Crown European Holdings SA,
                         10.880%, due 03/01/13                                   1,199,250
   1,600,000           Greif, Inc., 8.880%,
                         due 08/01/12                                            1,752,000
   1,500,000           Jefferson Smurfit Corp. US,
                         8.250%, due 10/01/12                                    1,642,500
     560,000    @@     Norampac, Inc., 6.750%, due                                 596,400
   1,350,000           Owens-Brockway, 8.250%,
                         due 05/15/13                                            1,397,250
   2,215,000     L     Owens-Brockway, 8.880%,
                         due 02/15/09                                            2,403,275
   1,360,000    #,L    Solo Cup Co., 8.500%,
                         due 02/15/14                                            1,416,100
                                                                            --------------
                                                                                11,433,400
                                                                            --------------
                       PHARMACEUTICALS: 0.7%
   1,365,000           AmerisourceBergen Corp.,
                         7.250%, due 11/15/12                                    1,491,263
     250,000           AmerisourceBergen Corp.,
                         8.130%, due 09/01/08                                      280,000
                                                                            --------------
                                                                                 1,771,263
                                                                            --------------
                       PIPELINES: 5.0%
   1,110,000           ANR Pipeline Co., 8.880%,
                         due 03/15/10                                            1,237,650
     780,000           CenterPoint Energy Resources
                         Corp., 7.750%, due 02/15/11                               890,627
     850,000   #,L     Dynegy Holdings, Inc., 9.880%,
                         due 07/15/10                                              928,625
   1,130,000     L     El Paso Corp., 7.880%,
                         due 06/15/12                                            1,017,000
   1,653,000           GulfTerra Energy Partners LP,
                         8.500%, due 06/01/10                                    1,917,480
   1,230,000           Southern Natural Gas Co.,
                         7.350%, due 02/15/31                                    1,186,950
     600,000     L     Southern Natural Gas Co.,
                         8.000%, due 03/01/32                                      619,500
   1,425,000           Transcontinental Gas Pipe LN,
                         7.250%, due 12/01/26                                    1,492,688
   3,155,000           Transcontinental Gas Pipe LN,
                         8.880%, due 07/15/12                                    3,754,449
     420,000    @@     Utilicorp Canada Finance
                         Corp., 7.750%, due 06/15/11                               405,300
                                                                            --------------
                                                                                13,450,269
                                                                            --------------
                       REAL ESTATE: 0.8%
      20,000           Felcor Lodging LP, 9.000%,
                         due 06/01/11                                               21,550
     255,000           Host Marriott Corp., 7.880%,
                         due 08/01/08                                              266,156

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       REAL ESTATE (CONTINUED)
$    635,000     #     iStar Financial, Inc., 5.130%,
                         due 04/01/11                                       $      631,825
     885,000           La Quinta Properties, Inc.,
                         8.880%, due 03/15/11                                    1,004,475
     205,000     #     Omega Healthcare Investors,
                       Inc., 7.000%, due 04/01/14                                  211,150
                                                                            --------------
                                                                                 2,135,156
                                                                            --------------
                       RETAIL: 6.3%
   1,075,000           Asbury Automotive Group, Inc.,
                         9.000%, due 06/15/12                                    1,155,625
     415,000   #,L     CSK Auto, Inc., 7.000%,
                         due 01/15/14                                              419,150
   1,365,000           Dollar General Corp.,
                         8.630%, due 06/15/10                                    1,624,350
     660,000     L     Domino's, Inc., 8.250%,
                         due 07/01/11                                              714,450
   1,105,000     L     Gap, Inc., 10.550%,
                         due 12/15/08                                            1,375,725
     660,000     #     General Nutrition Centers, Inc.,
                         8.500%, due 12/01/10                                      696,300
   2,105,000     L     JC Penney Co., Inc.,
                         8.000%, due 03/01/10                                    2,478,638
     560,000     L     JC Penney Co., Inc.,
                         6.880%, due 10/15/15                                      620,200
   1,485,000           Rite Aid Corp.,
                         8.130%, due 05/01/10                                    1,596,375
     740,000     L     Rite Aid Corp.,
                         9.250%, due 06/01/13                                      788,100
     294,000   #,L     Saks, Inc., 7.000%,
                         due 12/01/13                                              310,170
     500,000           Saks, Inc.,
                         8.250%, due 11/15/08                                      565,000
   1,920,000     #     Star Gas Finance Co.,
                         10.250%, due 02/15/13                                   2,150,400
   1,140,000     L     Toys R US, Inc.,
                         7.630%, due                                             1,197,000
   1,115,000           Yum! Brands, Inc.,
                         8.880%, due 04/15/11                                    1,397,931
                                                                            --------------
                                                                                17,089,414
                                                                            --------------
                       SEMICONDUCTORS: 0.4%
     380,000     L     Amkor Technology, Inc.,
                         9.250%, due 02/15/08                                      420,850
     472,000     L     ON Semiconductor Corp.,
                         13.000%, due 05/15/08                                     573,480
                                                                            --------------
                                                                                   994,330
                                                                            --------------
                       TELECOMMUNICATIONS: 8.8%
   2,285,000     L     American Tower Corp.,
                         9.380%, due 02/01/09                                    2,422,099
     955,000   #,L     American Towers, Inc.,
                         7.250%, due 12/01/11                                      981,263
     895,000           Centennial Communications Corp.,
                         10.130%, due 06/15/13                                     926,325
     530,000     L     Cincinnati Bell, Inc.,
                         7.250%, due 07/15/13                                      537,950
     525,000     L     Cincinnati Bell, Inc.,
                         8.380%, due 01/15/14                                      517,125
     135,000           Crown Castle Intl. Corp.,
                         7.500%, due 12/01/13                                      133,313
     145,000     L     Crown Castle Intl. Corp.,
                         9.380%, due 08/01/11                                      158,050
$  1,445,000     L     Crown Castle Intl. Corp.,
                         10.750%, due 08/01/11                              $    1,625,624
     285,000     L     Dobson Communications Corp.,
                         10.880%, due 07/01/10                                     253,650
   3,600,000 ##,X,I,** ICG Services, Inc.,
                         0.000%, due 02/15/08                                            4
     580,000  #,@@,L   Inmarsat Finance PLC,
                         7.630%, due 06/30/12                                      607,550
     885,000     #     Insight Capital, Inc.,
                         10.500%, due 11/01/10                                     955,800
     380,000     L     Lucent Technologies, Inc.,
                         6.450%, due 03/15/29                                      323,000
     530,000     L     Lucent Technologies, Inc.,
                         7.250%, due 07/15/06                                      557,825
     375,000           MetroPCS, Inc.,
                         10.750%, due 10/01/11                                     399,375
     875,000     L     Nextel Communications, Inc.,
                         6.880%, due 10/31/13                                      934,063
   2,480,000     L     Nextel Communications, Inc.,
                         7.380%, due 08/01/15                                    2,696,999
   1,335,000     L     Nextel Communications, Inc.,
                         9.380%, due 11/15/09                                    1,458,487
     555,000           Nextel Partners, Inc.,
                         12.500%, due 11/15/09                                     654,900
     385,000     L     PanAmSat Corp.,
                         8.500%, due 02/01/12                                      404,250
     645,000     #     Qwest Corp., 9.130%,
                         due 03/15/12                                              735,300
     790,000   #,L     Qwest Services Corp.,
                         13.000%, due 12/15/07                                     912,450
   1,349,000   #,L     Qwest Services Corp.,
                         13.500%, due 12/15/10                                   1,574,957
   1,090,000    @@     Rogers Wireless
                         Communications, Inc.,
                         9.630%, due 05/01/11                                    1,339,338
     290,000     #     Rural Cellular Corp.,
                         8.250%, due 03/15/12                                      297,975
     955,000   #,L     SBA Telecommunications, Inc.,
                         9.750%, due 12/15/11                                      675,663
     520,000     L     Spectrasite, Inc.,
                         8.250%, due 05/15/10                                      559,000
      75,000    @@     TELUS Corp.,
                         8.000%, due 06/01/11                                       90,498
     305,000     #     UbiquiTel Operating Co.,
                         9.880%, due 03/01/11                                      298,900
   8,267,451  X,I,**   US Interactive,
                         0.000%, due 04/17/05                                      117,398
     835,000           Western Wireless Corp.,
                         9.250%, due 07/15/13                                      862,138
   6,250,000   I,**    WinStar Communications, Inc.,
                         0.000%, due 04/15/10                                          625
                                                                            --------------
                                                                                24,011,894
                                                                            --------------
                       Total Corporate Bonds (Cost
                         $260,907,272)                                         255,942,071
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.1%
                       MEDIA: 1.1%
      19,500           Cablevision Systems Corp.                            $    2,040,674
       4,189     @     Paxson Communications Corp.                                 378,033
         629           Spanish Broadcasting System                                 636,863
                                                                            --------------
                       Total Preferred Stock
                         (Cost $3,018,810)                                       3,055,570
                                                                            --------------
COMMON STOCK: 0.0%
                       DIVERSIFIED FINANCIAL SERVICES: 0.0%
      17,906    X,I    North Atlantic Trading Co.                                       18
                                                                            --------------
                                                                                        18
                                                                            --------------
                       PACKAGING AND CONTAINERS: 0.0%
     100,000  ##,X,I   Russell-Stanley Holdings, Inc.                                   10
                                                                            --------------
                                                                                        10
                                                                            --------------
                       RETAIL: 0.0%
     341,370   X,I     Intl. Fast Food Corp.                                            --
                                                                            --------------
                                                                                        --
                                                                            --------------
                       TELECOMMUNICATIONS: 0.0%
      61,806  @,X,I    Adelphia Business Solutions                                       6
         132   @,@@    Completel Europe NV                                           5,061
       1,481           ICG Communications, Inc.                                      8,886
     483,445   X,I     Intl. Wireless Communications
                         Holdings, Inc.                                                 48
       2,350   X,I     Jordan Telecommunications                                    65,511
          15     @     Mpower Holding Corp.                                             22
                                                                            --------------
                                                                                    65,587
                                                                            --------------
                                                                                    79,534
                                                                            --------------
                       Total Common Stock
                         (Cost $8,965,004)                                          79,562
                                                                            --------------

WARRANTS: 0.0%
         490   @, #    American Tower Corp.                                         69,825
      92,950  @, X, I  Comforce Corp.                                                  930
       3,100  @,##,I   Dayton Superior Corp.                                            31
       6,600 @,##,X,I  ICG Communications, Inc.                                          1
       3,000    XX     Travelcenters Of America, Inc.                                   --
                                                                            --------------
                                                                                    70,787
                                                                            --------------
                       TELECOMMUNICATIONS: 0.00%
       3,833  @, X, I  US Interactive                                                   --
                                                                            --------------
                                                                                        --
                                                                            --------------
                       Total Warrants (Cost $40,726)                                70,787
                                                                            --------------
                       Total Long Term Investments
                         (Cost $272,931,812)                                   259,147,990
                                                                            --------------
REPURCHASE AGREEMENT: 0.5%
$  1,237,000           Goldman Sachs Repurchase
                         Agreement dated 03/31/04,
                         1.0700%, due 04/01/04,
                         $1,237,037 to be received
                         upon repurchase
                         (Collateralized by Federal
                         Home Loan Bank,
                         5.2500%, Market Value
                         $1,266,414, due 05/13/05)                          $    1,237,000
                                                                            --------------
                       Total Repurchase Agreement
                         (Cost $1,237,000)                                       1,237,000
                                                                            --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $274,168,812)*                          96.2%      $  260,384,990
                       OTHER ASSETS AND
                         LIABILITIES-NET                          3.8           10,340,339
                                                                -----       --------------
                       NET ASSETS                               100.0%      $  270,725,329
                                                                =====       ==============

@    Non-income producing security
@@   Foreign issuer
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
W    When-issued or delayed delivery security.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $60,253,330, or 22.3% of net assets.
**   Defaulted security
I    Illiquid security
##   Illiquid and restricted security
L    Loaned security, a portion or all of the security is on loan at March 31,
     2004
* Cost for federal income tax purposes is $274,778,236. Net unrealized depreciation consist of:

                       Gross Unrealized Appreciation                        $   12,173,979
                       Gross Unrealized Depreciation                           (26,567,225)
                                                                            --------------
                       Net Unrealized Depreciation                          $  (14,393,246)
                                                                            ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                                  as of March 31, 2004

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                 CORPORATE BONDS: 30.6%
                       AEROSPACE/DEFENSE: 0.6%
$  4,405,000     S     Raytheon Co., 3.500%,
                         due 05/15/06                                       $    2,388,338
                                                                            --------------
                                                                                 2,388,338
                                                                            --------------
                       AIRLINES: 1.0%
     914,000     L     American Airlines, Inc.,
                         6.817%, due 05/23/11                                      844,865
     795,000     #     American Airlines, Inc.,
                         7.250%, due 02/05/09                                      783,075
   1,332,000           American Airlines, Inc.,
                         7.324%, due 10/15/09                                    1,141,841
     459,241     L     Continental Airlines, Inc.,
                         6.545%, due 08/02/20                                      452,647
     211,000   L,S     Delta Air Lines, Inc., 7.779%,
                         due 11/18/05                                              183,768
   1,019,858     S     United Airlines, Inc., 7.186%,
                         due 04/01/11                                              930,014
                                                                            --------------
                                                                                 4,336,210
                                                                            --------------
                       AUTO MANUFACTURERS: 0.7%
   1,386,000           Ford Motor Co., 6.375%,
                         due 02/01/29                                            1,237,648
     300,000           Ford Motor Co., 6.625%,
                         due 10/01/28                                              276,570
   1,263,000     L     General Motors Corp., 8.375%,
                         due 07/15/33                                            1,436,934
                                                                            --------------
                                                                                 2,951,152
                                                                            --------------
                       AUTO PARTS AND EQUIPMENT: 0.0%
      45,000           Rexnord Corp., 10.125%,
                         due 12/15/12                                               49,500
                                                                            --------------
                                                                                    49,500
                                                                            --------------
                       BANKS: 6.0%
     566,000   #,@@    Banco Bradesco SA, 8.750%,
                         due 10/24/13                                              585,810
   1,629,000    @@     Banco Santander Chile SA,
                         7.375%, due 07/18/12                                    1,911,254
     710,000           Bank of America Corp.,
                         6.375%, due 02/15/08                                      797,916
     450,000    @@     Bank of Ireland, 1.360%,
                         due 12/29/49                                              372,146
     344,000     #     Bank of New York Institutional
                         Capital Trust A, 7.780%,
                         due 12/01/26                                              395,927
     500,000     #     BankAmerica Institutinal
                         Capital A, 8.070%, due
                         12/31/26                                                  579,500
     148,000     #     BankAmerica Institutional
                         Capital B, 7.700%, due
                         12/31/26                                                  168,017
      81,000           BankBoston Corp., 1.720%,
                         due 06/08/28                                               78,024
      74,000           Barnett Capital I, 8.060%,
                         due 12/01/26                                               86,629
     180,000           Barnett Capital II, 7.950%,
                         due 12/01/26                                              210,774
     140,000           BNY Capital I, 7.970%,
                         due 12/31/26                                              161,542
     646,000    @@     Central Bank of Nigeria,
                         5.092%, due 01/05/10                                      253,167
$    690,000           Chase Capital VI, 1.756%,
                         due 08/01/28                                       $      667,876
   2,498,000     #     Dresdner Funding Trust I,
                         8.151%, due 06/30/31                                    2,961,202
      74,000           FBS Capital I, 8.090%,
                         due 11/15/26                                               87,861
     397,000           First Union Institutional
                       Capital II, 7.850%, due
                         01/01/27                                                  455,105
     150,000           Fleet Capital Trust II, 7.920%,
                         due 12/11/26                                              172,186
   1,615,000  #, @@    HBOS PLC, 5.375%, due
                         11/29/49                                                1,676,877
     205,000    @@     HSBC Bank PLC, 1.312%,
                         due 07/29/49                                              170,767
   1,460,000    @@     HSBC Bank PLC, 1.350%,
                         due 06/29/49                                            1,173,146
     740,000    @@     HSBC Bank PLC, 1.500%,
                         due 06/29/49                                              626,844
   1,040,000    @@     Lloyds TSB Bank PLC, 1.270%,
                         due 08/29/49                                              871,409
   1,097,000           M&T Bank Corp., 3.850%,
                         due 04/01/13                                            1,109,096
   1,110,000           Mellon Capital I, 7.720%,
                         due 12/01/26                                            1,284,296
     940,000  @@,C     National Westminster Bank
                         PLC, 1.250%, due 11/29/49                                 771,565
     380,000           NB Capital Trust IV, 8.250%,
                         due 04/15/27                                              448,774
     300,000           NB Capital Trust, 7.830%,
                         due 12/15/26                                              339,326
     865,000   #, L    Rabobank Capital Funding II,
                         5.260%, due 12/29/49                                      899,155
     240,000    @@     Societe Generale, 1.309%,
                         due 11/29/49                                              194,325
     940,000   @@,C     Standard Chartered PLC,
                         1.187%, due 07/29/49                                      721,132
     690,000   @@,C    Standard Chartered PLC,
                         1.315%, due 01/29/49                                      527,143
   1,140,000   @@,C    Standard Chartered PLC,
                         1.400%, due 12/29/49                                      872,100
   1,360,000   @@,C    Standard Chartered PLC,
                         1.500%, due 11/29/49                                    1,006,686
     177,000     #     State Street Institutional
                       Capital A, 7.940%,
                         due 12/30/26                                              205,927
     234,000           Suntrust Capital I, 1.790%,
                         due 05/15/27                                              230,058
     234,000           Wachovia Capital Trust II,
                         1.620%, due 01/15/27                                      222,316
     822,000           Wells Fargo & Co., 3.120%,
                         due 08/15/08                                              822,318
      80,000     #     Wells Fargo Capital A,
                         7.730%, due 12/01/26                                       92,657
     174,000           Wells Fargo Capital I,
                         7.960%, due 12/15/26                                      205,134
     540,000    @@     Westpac Banking Corp.,
                         1.338%, due 09/29/49                                      442,323
     872,000     #     Westpac Capital Trust IV,
                         5.256%, due 12/29/49                                      872,000
                                                                            --------------
                                                                                25,730,310
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       BEVERAGES: 0.4%
$    246,000     L     Constellation Brands, Inc.,
                         8.000%, due 02/15/08                               $      278,595
   1,223,000     #     Miller Brewing Co., 4.250%,
                         due 08/15/08                                            1,267,022
                                                                            --------------
                                                                                 1,545,617
                                                                            --------------
                       CHEMICALS: 0.2%
     294,000           Dow Chemical Co., 5.750%,
                         due 11/15/09                                              322,377
     287,000  #,S,@@   Sociedad Quimica y
                         Minera de Chile SA, 7.700%,
                         due 09/15/06                                              320,566
                                                                            --------------
                                                                                   642,943
                                                                            --------------
                       DIVERSIFIED FINANCIAL SERVICES: 3.8%
     460,000     S     Bear Stearns Cos., Inc.,
                         3.000%, due 03/30/06                                      469,349
   1,030,000     L     Boeing Capital Corp., 7.375%,
                         due 09/27/10                                            1,223,910
   1,465,000   #,@@    Brazilian Merchant Voucher
                         Receivables Ltd., 5.911%,
                         due 06/15/11                                            1,457,675
     455,000   L, S    CIT Group, Inc., 6.500%,
                         due 02/07/06                                              492,345
     417,000           CitiCorp Capital I, 7.933%,
                         due 02/15/27                                              483,338
     441,000           Citigroup Capital II, 7.750%,
                         due 12/01/36                                              510,087
      85,000     #     Corestates Capital Trust I,
                         8.000%, due 12/15/26                                      100,043
     816,000           Countrywide Home Loans, Inc.,
                         4.000%, due 03/22/11                                      808,760
      15,000    @@     Eircom Funding, 8.250%,
                         due 08/15/13                                               16,800
     229,000   #, L    Farmers Exchange Capital,
                         7.050%, due 07/15/28                                      232,873
   1,175,000     #     Farmers Exchange Capital,
                         7.200%, due 07/15/48                                    1,169,475
     454,000           General Motors Acceptance
                         Corp., 8.000%, due 11/01/31                               503,994
     745,000     S     Goldman Sachs Group, Inc.,
                         1.290%, due 08/18/06                                      747,085
       4,718     #     Hollinger Participation Trust,
                         12.125%, due 11/15/10                                       5,467
     600,000           JPM Capital Trust I, 7.540%,
                         due 01/15/27                                              671,469
   1,767,000     #     Mangrove Bay Pass-Through
                         Trust, 6.102%, due 07/15/33                             1,845,773
     743,000     S     Merrill Lynch & Co., Inc.,
                         1.370%, due 06/06/06                                      745,322
     408,000   L, S    Merrill Lynch & Co., Inc.,
                         6.150%, due 01/26/06                                      441,184
     743,000     S     Morgan Stanley Group, Inc.,
                         1.390%, due 03/27/06                                      745,773
     898,000           Morgan Stanley, 4.750%,
                         due 04/01/14                                              885,010
     361,000           Nexstar Finance LLC/Nexstar
                       Finance, Inc., 12.000%,
                         due 04/01/08                                              407,930
     680,000   #,@@    PF Export Receivables Master
                         Trust, 3.748%, due 06/01/13                               678,820
   1,154,545   #,@@    PF Export Receivables Master
                         Trust, 6.436%, due 06/01/15                             1,188,599
$     10,000           Universal City Development
                         Partners, 11.750%,
                         due 04/01/10                                       $       11,688
     315,000     #     Wachovia Capital Trust V,
                         7.965%, due 06/01/27                                      376,363
                                                                            --------------
                                                                                16,219,132
                                                                            --------------
                       ELECTRIC: 4.7%
     788,000  #, L,@@  AES Gener SA, 7.500%,
                         due 03/25/14                                              806,124
   2,155,910     #     Allegheny Energy Supply
                         Statutory Trust 2001,
                         10.250%, due 11/15/07                                   2,360,721
     227,543     #     Allegheny Energy Supply
                         Statutory Trust 2001,
                         13.000%, due 11/15/07                                     234,369
     360,000           Consumers Energy Co.,
                         4.250%, due 04/15/08                                      371,137
     667,000           Consumers Energy Co.,
                         4.800%, due 02/17/09                                      697,832
     633,000    @@     Empresa Nacional de
                         Electricidad SA/Chile,
                         7.750%, due 07/15/08                                      700,123
   2,517,000    @@     Empresa Nacional de
                         Electricidad SA/Chile,
                         8.350%, due 08/01/13                                    2,845,531
     366,000           Enserch Capital I, 2.505%,
                         due 07/01/28                                              325,605
   1,085,000           Enterprise Capital Trust II,
                         2.330%, due 06/30/28                                    1,002,752
   1,293,000           FirstEnergy Corp., 7.375%,
                         due 11/15/31                                            1,446,709
   2,174,000     #     Indianapolis Power & Light,
                         6.600%, due 01/01/34                                    2,318,299
   1,585,000           Ohio Power Co., 6.375%,
                         due 07/15/33                                            1,669,070
   2,676,000     #     PG&E Corp., 6.875%,
                         due 07/15/08                                            2,933,565
     172,866  #,L, S   Power Contract Financing
                         LLC, 5.200%, due 02/01/06                                 176,601
   1,630,000     #     Power Contract Financing
                         LLC, 6.256%, due 02/01/10                               1,740,160
     236,701           PPL Montana LLC, 8.903%,
                         due 07/02/20                                              260,519
                                                                            --------------
                                                                                19,889,117
                                                                            --------------
                       ENTERTAINMENT: 0.0%
     163,000     L     Cinemark USA, Inc., 9.000%,
                         due 02/01/13                                              178,077
                                                                            --------------
                                                                                   178,077
                                                                            --------------
                       ENVIRONMENTAL CONTROL: 0.2%
     799,000     S     Allied Waste North America,
                         7.625%, due 01/01/06                                      854,930
                                                                            --------------
                                                                                   854,930
                                                                            --------------
                       FOOD: 1.2%
     562,000           Kroger Co., 7.250%, due
                         06/01/09                                                  652,044
     992,000           Safeway, Inc., 4.800%, due
                         07/16/07                                                1,051,015
     679,000     L     Supervalu, Inc., 7.875%, due
                         08/01/09                                                  807,451

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       FOOD (CONTINUED)
$  1,314,000     S     Tyson Foods, Inc., 7.250%,
                         due 10/01/06                                       $    1,436,503
     964,000   L, S    Tyson Foods, Inc., 8.250%,
                         due 10/01/11                                            1,150,927
                                                                            --------------
                                                                                 5,097,940
                                                                            --------------
                       FOREST PRODUCTS AND PAPER: 0.4%
     665,000   S,@@    Abitibi-Consolidated, Inc.,
                         6.950%, due 12/15/06                                      695,166
     374,000    @@     Abitibi-Consolidated, Inc.,
                         6.950%, due 10/15/07                                      385,968
     581,000           Georgia-Pacific Corp., 8.875%,
                         due 02/01/10                                              681,223
      60,000     L     Georgia-Pacific Corp., 9.375%,
                         due 02/01/13                                               70,950
                                                                            --------------
                                                                                 1,833,307
                                                                            --------------
                       HOME BUILDERS: 0.1%
     229,000           Technical Olympic USA, Inc.,
                         9.000%, due 07/01/10                                      250,182
      73,000           Technical Olympic USA, Inc.,
                         10.375%, due 07/01/12                                      82,672
                                                                            --------------
                                                                                   332,854
                                                                            --------------
                       INSURANCE: 1.0%
     949,000   #, L    Farmers Insurance Exchange,
                         8.625%, due 05/01/24                                    1,119,934
     778,000     #     Monumental Global Funding II,
                         3.850%, due 03/03/08                                      802,556
   1,871,000   #, L    Zurich Capital Trust I, 8.376%,
                         due 06/01/37                                            2,174,499
                                                                            --------------
                                                                                 4,096,989
                                                                            --------------
                       LEISURE TIME: 0.1%
     558,000   L,@@    Royal Caribbean Cruises Ltd.,
                         7.000%, due 10/15/07                                      605,430
                                                                            --------------
                                                                                   605,430
                                                                            --------------
                       LODGING: 0.7%
     874,000     S     Caesars Entertainment, Inc.,
                         9.375%, due 02/15/07                                      987,620
     460,000           Hilton Hotels Corp., 7.625%,
                         due 05/15/08                                              518,650
     597,000           Mandalay Resort Group,
                         10.250%, due 08/01/07                                     705,952
     357,000     L     MGM Mirage, 6.000%,
                         due 10/01/09                                              376,635
     509,000     #     Station Casinos, Inc., 6.000%,
                         due 04/01/12                                              529,360
                                                                            --------------
                                                                                 3,118,217
                                                                            --------------
                       MEDIA: 0.7%
     345,000           CSC Holdings, Inc., 7.875%,
                         due 12/15/07                                              372,600
     286,000           DirecTV Holdings LLC, 8.375%,
                         due 03/15/13                                              327,470
     359,000     #     Echostar DBS Corp., 4.405%,
                         due 10/01/08                                              375,155
     311,000     #     Echostar DBS Corp., 5.750%,
                         due 10/01/08                                              322,662
     576,000           Historic TW, Inc., 6.950%,
                         due 01/15/28                                              626,485
$    291,000           Spanish Broadcasting System,
                         9.625%, due 11/01/09                               $      309,551
     379,000     L     Time Warner, Inc., 6.875%,
                         due 05/01/12                                              434,403
     251,000           Young Broadcasting, Inc.,
                         8.500%, due 12/15/08                                      272,335
                                                                            --------------
                                                                                 3,040,661
                                                                            --------------
                       MINING: 0.7%
     441,000   #,@@    Corp Nacional del Cobre
                         de Chile - CODELCO, 6.375%,
                         due 11/30/12                                              493,586
   1,412,000    @@     Vale Overseas Ltd., 8.250%,
                         due 01/17/34                                            1,299,040
   1,216,000   S,@@    Vale Overseas Ltd., 8.625%,
                         due 03/08/07                                            1,361,920
                                                                            --------------
                                                                                 3,154,546
                                                                            --------------
                       MISCELLANEOUS MANUFACTURING: 0.3%
   1,360,000     L     General Electric Co., 5.000%,
                         due 02/01/13                                            1,426,567
       5,000     L     SPX Corp., 7.500%,
                         due 01/01/13                                                5,425
                                                                            --------------
                                                                                 1,431,992
                                                                            --------------
                       MULTI-NATIONAL: 0.6%
   1,341,000    @@     Corp Andina de Fomento
                         CAF, 5.200%, due 05/21/13                               1,376,601
   1,170,000   S,@@    Corp Andina de Fomento
                         CAF, 6.875%, due 03/15/12                               1,345,754
                                                                            --------------
                                                                                 2,722,355
                                                                            --------------
                       OIL AND GAS: 2.4%
     783,000           Amerada Hess Corp.,
                         6.650%, due 08/15/11                                      866,437
   1,093,000           Amerada Hess Corp.,
                         7.875%, due 10/01/29                                    1,240,880
     537,000           Chesapeake Energy Corp.,
                         9.000%, due 08/15/12                                      623,591
   1,022,000  #,L,@@   Empresa Nacional de Petroleo
                         ENAP, 4.875%, due 03/15/14                              1,011,582
      15,000           Energy Partners Ltd., 8.750%,
                         due 08/01/10                                               16,125
   3,090,000    @@     Husky Oil Co., 8.900%,
                         due 08/15/28                                            3,656,196
     981,000           Pemex Project Funding
                         Master Trust, 7.375%,
                         due 12/15/14                                            1,096,267
     660,000           Valero Energy Corp., 6.875%,
                         due 04/15/12                                              760,905
     635,000           Valero Energy Corp., 8.750%,
                         due 06/15/30                                              842,797
                                                                            --------------
                                                                                10,114,780
                                                                            --------------
                       PACKAGING AND CONTAINERS: 0.8%
     363,000    @@     Crown European Holdings SA,
                         10.875%, due 03/01/13                                     424,710
      50,000           Greif, Inc., 8.875%,
                         due 08/01/12                                               54,750
   1,001,000     L     Owens-Brockway, 8.875%,
                         due 02/15/09                                            1,086,085
     497,000     #     Sealed Air Corp., 5.375%,
                         due 04/15/08                                              532,589

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       PACKAGING AND CONTAINERS (CONTINUED)
$  1,182,000     #     Sealed Air Corp., 6.950%,
                         due 05/15/09                                       $    1,363,171
                                                                            --------------
                                                                                 3,461,305
                                                                            --------------
                       PIPELINES: 0.3%
      18,000           GulfTerra Energy Partners
                         LP/GulfTerra Energy Finance
                         Corp., 10.625%, due 12/01/12                               22,680
      45,000           Southern Natural Gas Co.,
                         7.350%, due 02/15/31                                       43,425
      20,000           Transcontinental Gas Pipe LN,
                         8.875%, due 07/15/12                                       23,800
   1,174,000   #,S     Williams Gas Pipelines Central,
                         Inc., 7.375%, due 11/15/06                              1,298,738
                                                                            --------------
                                                                                 1,388,643
                                                                            --------------
                       REAL ESTATE: 1.2%
   1,063,000           EOP Operating LP, 7.750%,
                         due 11/15/07                                            1,238,800
     200,000           Liberty Property LP, 6.375%,
                         due 08/15/12                                              223,312
     163,000     S     Liberty Property LP, 6.950%,
                         due 12/01/06                                              182,044
     811,000           Liberty Property LP, 7.750%,
                         due 04/15/09                                              966,984
     712,000           Simon Property Group LP,
                         4.875%, due 03/18/10                                      756,571
   1,515,000     L     Simon Property Group LP,
                         6.375%, due 11/15/07                                    1,704,317
                                                                            --------------
                                                                                 5,072,028
                                                                            --------------
                       RETAIL: 0.0%
      25,000     L     Dollar General Corp., 8.625%,
                         due 06/15/10                                               29,750
                                                                            --------------
                                                                                    29,750
                                                                            --------------
                       SAVINGS AND LOANS: 0.4%
     464,000           Great Western Financial,
                         8.206%, due 02/01/27                                      549,517
   1,230,000           Washington Mutual, Inc.,
                         4.375%, due 01/15/08                                    1,286,928
                                                                            --------------
                                                                                 1,836,445
                                                                            --------------
                       TELECOMMUNICATIONS: 1.7%
     159,000     L     American Tower Corp.,
                         9.375%, due 02/01/09                                      168,540
     141,000     #     American Towers, Inc., 7.250%,
                         due 12/01/11                                              144,877
   1,354,000           AT&T Corp., 8.050%,
                         due 11/15/11                                            1,585,631
     359,000     L     Nextel Communications, Inc.,
                         7.375%, due 08/01/15                                      390,413
     288,000     L     Nextel Communications,
                         Inc., 9.375%, due 11/15/09                                314,640
     168,000   #,S     Qwest Corp., 9.125%,
                         due 03/15/12                                              191,520
     357,000   #,L     Qwest Services Corp.,
                         13.500%, due 12/15/10                                     416,797
   1,091,000     S     Sprint Capital Corp.,
                         6.000%, due 01/15/07                                    1,186,248
     884,000           Sprint Capital Corp.,
                         6.875%, due 11/15/28                                      921,346
$    962,000     L     Verizon Florida, Inc.,
                         6.125%, due 01/15/13   $                                1,050,980
     740,000           Verizon Virginia, Inc.,
                         4.625%, due 03/15/13                                      735,485
                                                                            --------------
                                                                                 7,106,477
                                                                            --------------
                       Total Corporate Bonds
                         (Cost $125,965,712)                                   129,229,045
                                                                            --------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 25.9%
                       AGENCY: 0.3%
   1,364,144           Vendee Mortgage Trust,
                         5.845%, due 09/15/23                                    1,402,754
                                                                            --------------
                                                                                 1,402,754
                                                                            --------------
                       AUTOMOBILE: 1.0%
   1,500,000           Capital Auto Receivables Asset
                         Trust, 2.750%, due 04/16/07                             1,526,454
     200,000           Capital One Auto Finance Trust,
                         3.180%, due 09/15/10                                      204,090
   1,300,000           Household Automotive Trust,
                         2.310%, due 04/17/08                                    1,312,501
     910,000           Nissan Auto Receivables Owner
                         Trust, 2.610%, due 07/15/08                               922,221
     200,000           USAA Auto Owner Trust,
                         2.040%, due 02/16/10                                      200,287
                                                                            --------------
                                                                                 4,165,553
                                                                            --------------
                       COMMERCIAL: 4.6%
   1,170,000           Chase Manhattan Bank-First
                         Union National Bank, 7.439%,
                         due 08/15/31                                            1,384,733
     950,000           CS First Boston Mortgage
                         Securities Corp., 3.382%,
                         due 05/15/38                                              935,932
     688,792           CS First Boston Mortgage
                         Securities Corp., 3.727%,
                         due 03/15/35                                              698,792
     688,000           DLJ Commercial Mortgage
                         Corp., 7.300%, due 06/10/32                               810,469
   1,050,000           GE Capital Commercial
                         Mortgage Corp., 5.994%,
                         due 12/10/35                                            1,170,457
     645,000           JP Morgan Chase Commercial
                         Mortgage Securities Corp.,
                         5.161%, due 10/12/37                                      685,195
   1,350,000           JP Morgan Chase Commercial
                         Mortgage Securities Corp.,
                         6.162%, due 05/12/34                                    1,529,148
   1,780,000           JP Morgan Chase Commercial
                         Mortgage Securities Corp.,
                         6.244%, due 04/15/35                                    1,988,852
   1,330,000           LB-UBS Commercial Mortgage
                         Trust, 4.659%, due 12/15/26                             1,391,172
   1,040,000           LB-UBS Commercial Mortgage
                         Trust, 6.226%, due 03/15/26                             1,171,576
     400,000           Morgan Stanley Capital I,
                         7.020%, due 03/15/32                                      465,725
   1,780,000           Mortgage Capital Funding, Inc.,
                         6.663%, due 03/18/30                                    2,003,525
   3,956,205           Prudential Commercial
                         Mortgage Trust, 3.669%,
                         due 02/11/36                                            4,005,133

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       COMMERCIAL (CONTINUED)
$    400,000           Salomon Brothers Mortgage
                         Securities VII, 7.520%,
                         due 12/18/09                                       $      474,469
     750,000           Wachovia Bank Commercial
                         Mortgage Trust, 3.989%,
                         due 06/15/35                                              733,773
                                                                            --------------
                                                                                19,448,951
                                                                            --------------
                       CREDIT CARD: 0.8%
     560,000           Bank One Issuance Trust,
                         4.540%, due 09/15/10                                      585,097
     530,000           Capital One Master Trust,
                         4.900%, due 03/15/10                                      569,420
   1,335,000           Citibank Credit Card Issuance
                         Trust, 5.650%, due 06/16/08                             1,440,451
     650,000           Fleet Credit Card Master Trust II,
                         2.400%, due 07/15/08                                      657,704
                                                                            --------------
                                                                                 3,252,672
                                                                            --------------
                       HOME EQUITY: 3.6%
     968,160     L     Ameriquest Mortgage
                         Securities, Inc., 1.390%,
                         due 02/25/34                                              970,373
   1,500,000           Argent Securities, Inc., 1.410%,
                         due 03/25/34                                            1,502,520
     800,000    XX     Asset Backed Funding
                         Certificates, 1.380%,
                         due 11/25/33                                              800,000
     523,530           Centex Home Equity, 1.370%,
                         due 01/25/34                                              524,572
   2,532,669           EQCC Trust, 1.390%,
                         due 11/25/31                                            2,540,960
     975,000           Equity One ABS, Inc., 2.976%,
                         due 09/25/33                                              987,967
     822,398           New Century Home Equity
                         Loan Trust, 1.370%,
                         due 07/25/30                                              823,975
   1,395,018           New Century Home Equity
                         Loan Trust, 1.380%,
                         due 06/20/31                                            1,397,980
     622,499           Residential Asset Securities
                         Corp., 1.320%, due 09/25/31                               623,710
   1,939,000           Residential Asset Securities
                         Corp., 1.370%, due 02/25/34                             1,940,211
   1,000,976           Residential Asset Securities
                         Corp., 1.390%, due 06/25/32                             1,004,697
     488,000           Residential Funding Mortgage
                         Securities II, 3.450%,
                         due 01/25/16                                              498,593
   1,500,000           Saxon Asset Securities Trust,
                         3.960%, due 06/25/33                                    1,526,460
                                                                            --------------
                                                                                15,142,018
                                                                            --------------
                       OTHER ASSET BACKED SECURITIES: 0.0%
      72,194  ##,S,@@  Garanti Trade Payment Rights
                         Master Trust, 10.810%,
                         due 06/15/04                                               72,662
                                                                            --------------
                                                                                    72,662
                                                                            --------------
                       WHOLE LOAN COLLATERALIZED MORTGAGE
                         OBLIGATIONS: 13.6%
     827,146           ABN Amro Mortgage Corp.,
                         1.590%, due 03/25/18                                      829,096
$    419,182           ABN Amro Mortgage Corp.,
                         6.500%, due 02/25/32                               $      426,129
   1,393,633           Bank of America Alternative
                         Loan Trust, 1.540%,
                         due 12/25/33                                            1,392,912
   1,381,449           Bank of America Alternative
                         Loan Trust, 5.500%,
                         due 02/25/33                                            1,421,470
     495,965           Bank of America Mortgage
                         Securities, 4.413%,
                         due 03/25/33                                              506,605
     134,512           Bank of America Mortgage
                         Securities, 5.242%,
                         due 02/25/32                                              136,145
     891,422           Bank of America Mortgage
                         Securities, 5.500%,
                         due 11/25/33                                              923,149
     487,664           Bank of America Mortgage
                         Securities, 6.500%,
                         due 01/25/32                                              494,805
     243,832           Bank of America Mortgage
                         Securities, 6.500%,
                         due 01/25/32                                              247,403
   4,546,133           Bear Stearns Asset Backed
                         Securities, Inc., 5.625%,
                         due 11/25/32                                            4,611,558
     847,561           CitiCorp Mortgage Securities,
                         Inc., 1.540%, due 03/25/33                                848,144
      54,186           CitiCorp Mortgage Securities,
                         Inc., 6.250%, due 11/25/16                                 56,311
   3,132,485           Countrywide Alternative Loan
                         Trust, 1.640%, due 04/25/33                             3,138,915
   5,146,817           Countrywide Home Loans, Inc.,
                         1.490%, due 08/25/18                                    5,142,241
   1,158,408           Countrywide Home Loans, Inc.,
                         1.590%, due 04/25/18                                    1,161,941
   3,610,000           CS First Boston Mortgage
                         Securities Corp., 4.187%,
                         due 10/25/33                                            3,696,368
   3,000,000           GMAC Mortgage Corp. Loan
                         Trust, 5.500%, due 01/25/34                             3,146,503
     158,667           GSR Mortgage Loan Trust,
                         1.790%, due 07/25/32                                      158,889
   1,679,706           MASTR Alternative Loans Trust,
                         6.500%, due 05/25/33                                    1,751,401
     721,375           MASTR Asset Securitization
                         Trust, 8.000%, due 06/25/33                               758,150
   4,000,821           MLCC Mortgage Investors, Inc.,
                         1.410%, due 10/25/33                                    4,003,164
     307,097           Residential Accredit Loans, Inc.,
                         7.750%, due 05/25/27                                      306,900
   8,201,322           Residential Funding Mortgage
                         Sec I, 1.540%, due 11/25/18                             8,216,952
     950,556           Sequoia Mortgage Trust,
                         1.401%, due 11/20/33                                      949,413
   2,100,000           Structured Asset Securities
                         Corp., 6.000%, due 03/25/34                             2,196,741
     276,128    XX     Thornburg Mortgage Securities
                         Trust, 1.440%, due 12/25/33                               276,128
   1,860,752           Washington Mutual MSC
                         Mortgage Pass-Through CTFS,
                         1.590%, due 01/25/18                                    1,863,445

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       WHOLE LOAN COLLATERALIZED MORTGAGE
                         OBLIGATIONS (CONTINUED)
$  2,059,826           Washington Mutual MSC
                         Mortgage Pass-Through
                         CTFS, 1.690%, due 03/25/33                         $    2,063,946
   4,292,752           Washington Mutual, 5.000%,
                         due 06/25/18                                            4,459,781
     951,536           Wells Fargo Mortgage Backed
                         Securities Trust, 1.590%,
                         due 02/25/34                                              949,964
   1,460,000           Wells Fargo Mortgage Backed
                         Securities Trust, 4.500%,
                         due 08/25/18                                            1,423,970
                                                                            --------------
                                                                                57,558,539
                                                                            --------------
                       WHOLE LOAN COLLATERALIZED PLANNED
                         AMORTIZATION CLASS: 2.0%
     281,356           Countrywide Alternative Loan
                         Trust, 1.490%, due 02/25/33                               281,575
     929,560           MASTR Alternative Loans Trust,
                         1.490%, due 11/25/33                                      930,395
   1,969,638           MASTR Alternative Loans Trust,
                         8.500%, due 05/25/33                                    2,034,852
   1,381,898           Residential Funding Mortgage
                         Sec I, 1.490%, due 11/25/17                             1,382,553
   2,067,000           Residential Funding Securities
                         Corp., 4.750%, due 02/25/33                             2,108,679
     594,540           Residential Funding Securities
                         Corp., 8.500%, due 05/25/33                               676,410
     997,297    XX     Washington Mutual, 1.490%,
                         due 03/25/34                                              996,674
                                                                            --------------
                                                                                 8,411,138
                                                                            --------------
                       Total Collateralized Mortgage
                         Obligations and Asset-Backed
                         Securities (Cost $108,637,756)                        109,454,287
                                                                            --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.0%
                       FEDERAL HOME LOAN MORTGAGE
                         CORPORATION: 12.7%
   1,819,478           1.220%, due 05/25/31                                      1,820,105
   1,255,370           1.230%, due 04/25/30                                      1,255,934
     660,249           1.240%, due 01/25/32                                        661,041
   1,486,422           1.440%, due 02/15/32                                      1,490,046
   8,130,000           2.700%, due 03/16/07                                      8,219,154
   3,810,000           2.750%, due 02/09/07                                      3,829,027
   1,885,000           2.875%, due 09/15/05                                      1,923,756
   1,728,122           4.397%, due 11/01/33                                      1,796,598
   3,482,000           4.500%, due 04/01/14                                      3,530,982
   2,000,000     W     5.500%, due 04/15/19                                      2,084,376
   8,140,000     W     5.500%, due 04/01/33                                      8,343,500
   1,750,000     L     5.875%, due 03/21/11                                      1,952,779
   2,297,000           6.000%, due 01/15/28                                      2,406,982
   2,651,177           6.000%, due 01/15/29                                      2,799,381
   1,600,000           6.000%, due 01/15/29                                      1,700,108
   2,254,726           6.000%, due 01/15/29                                      2,373,533
   7,155,000     W     6.500%, due 05/15/34                                      7,512,750
                                                                            --------------
                                                                                53,700,052
                                                                            --------------
                       FEDERAL NATIONAL MORTGAGE
                         ASSOCIATION: 22.9%
     339,949           1.290%, due 11/26/32                                        338,824
   1,034,332           1.494%, due 04/18/28                                      1,038,296
     451,630           1.540%, due 12/25/29                                        453,003
$    903,962           1.640%, due 01/25/32                                 $      906,664
   4,152,000     L     2.375%, due 04/13/06                                      4,153,221
     975,000           2.859%, due 12/26/29                                        987,258
   3,905,000     L     2.875%, due 05/19/08                                      3,874,846
   6,052,000     L     3.250%, due 08/15/08                                      6,149,776
   2,080,000     L     4.125%, due 04/15/14                                      2,049,605
   3,000,000     W     4.500%, due 05/01/18                                      3,029,064
   1,509,000           4.750%, due 12/25/42                                      1,537,044
  11,010,000     W     5.000%, due 04/01/18                                     11,319,656
  16,551,000     W     5.000%, due 04/01/33                                     16,628,591
   5,595,000     L     5.250%, due 04/15/07                                      6,083,085
   1,900,000           5.250%, due 08/01/12                                      2,020,770
      74,695           5.500%, due 02/01/17                                         77,908
   1,000,000     W     5.500%, due 04/15/19                                      1,041,875
   5,283,000     W     5.500%, due 04/01/33                                      5,413,427
      98,701           6.000%, due 08/01/16                                        104,049
   3,369,582           6.000%, due 09/01/17                                      3,552,584
   2,030,670           6.000%, due 07/25/24                                      2,116,574
   2,592,524           6.000%, due 07/25/29                                      2,731,993
   1,101,590           6.000%, due 07/25/29                                      1,160,852
   1,622,699           6.000%, due 04/25/31                                      1,704,559
   6,970,000     W     6.000%, due 05/01/33                                      7,242,262
   2,084,475           6.000%, due 08/01/33                                      2,176,454
      87,608           6.500%, due 07/01/29                                         92,123
       6,731           6.500%, due 06/01/31                                          7,074
   1,830,791           6.500%, due 07/01/31                                      1,928,187
       5,631           6.500%, due 09/01/31                                          5,919
      29,210           6.500%, due 09/01/31                                         30,699
     685,967           6.500%, due 11/01/31                                        720,928
     389,963           6.500%, due 04/01/32                                        409,826
     133,057           6.500%, due 07/01/32                                        139,835
      29,077           6.500%, due 08/01/32                                         30,558
     200,735           6.500%, due 08/01/32                                        210,959
     136,038           6.500%, due 08/01/32                                        142,967
     430,729           6.500%, due 10/01/32                                        452,668
     326,511           6.500%, due 11/01/32                                        343,141
     360,547           6.500%, due 01/01/33                                        378,911
     332,577           6.500%, due 02/01/33                                        349,519
   1,280,559           6.500%, due 12/01/33                                      1,345,795
   8,124,661     ^     6.595%, due 02/17/29                                        891,557
      17,947           7.000%, due 09/01/28                                         19,072
      16,972           7.000%, due 03/01/30                                         18,027
   1,079,426           7.500%, due 12/25/41                                      1,201,409
                                                                            --------------
                                                                                96,611,414
                                                                            --------------
                       GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION: 0.4%
   1,150,000     W     6.000%, due 04/15/34                                      1,201,031
   2,126,790     ^     7.160%, due 06/16/31                                        265,350
     145,619           8.000%, due 01/20/31                                        158,152
                                                                            --------------
                                                                                 1,624,533
                                                                            --------------
                       Total U.S. Government
                         Agency Obligations (Cost
                         $151,433,521)                                         151,935,999
                                                                            --------------

U.S. TREASURY OBLIGATIONS: 13.1%
                       U.S. TREASURY BONDS: 3.2%
   3,620,000   L,S     0.000%, due 05/15/16                                      2,095,745
   6,183,000   L,S     5.375%, due 02/15/31                                      6,741,405
   4,000,000   L,S     6.250%, due 08/15/23                                      4,757,344
                                                                            --------------
                                                                                13,594,494
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       U.S. TREASURY NOTES: 9.9%
$  8,435,000   L,S     1.625%, due 02/28/06                                 $    8,450,824
  22,250,000   L,S     2.250%, due 07/31/04                                     22,348,234
   3,589,000   L,S     2.250%, due 02/15/07                                      3,620,687
   4,295,000   L,S     2.625%, due 03/15/09                                      4,265,476
   3,089,000   L,S     4.000%, due 02/15/14                                      3,130,510
                                                                            --------------
                                                                                41,815,731
                                                                            --------------
                       Total U.S. Treasury Agency
                         Obligations (Cost
                         $55,265,989)                                           55,410,225
                                                                            --------------

OTHER BONDS: 4.1%
                       SOVEREIGN: 4.1%
     571,000  **,@@    Argentina Bonos, 1.234%,
                         due 08/03/12                                              385,768
     819,000    @@     Brazilian Government
                         International Bond, 2.063%,
                         due 04/15/12                                              721,835
     740,000    @@     Brazilian Government
                         International Bond, 10.000%,
                         due 08/07/11                                              788,840
     692,000    @@     Brazilian Government
                         International Bond, 11.000%,
                         due 08/17/40                                              742,516
     373,000    @@     Bulgaria Government
                         International Bond, 8.250%,
                         due 01/15/15                                              458,643
     820,000   S,@@    Colombia Government
                         International Bond, 10.000%,
                         due 01/23/12                                              955,710
     238,000   L,@@    Colombia Government
                         International Bond, 11.750%,
                         due 02/25/20                                              305,830
     745,000    @@     Dominican Republic
                         International Bond, 9.040%,
                         due 01/23/13                                              541,988
     664,000    @@     Ecuador Government
                         International Bond, 7.000%,
                         due 08/15/30                                              593,450
     344,000    @@     El Salvador Government
                         International Bond, 7.750%,
                         due 01/24/23                                              387,791
   1,008,000   L,@@    Mexico Government
                         International Bond, 1.840%,
                         due 01/13/09                                            1,019,088
   1,077,000    @@     Mexico Government
                         International Bond, 6.625%,
                         due 03/03/15                                            1,175,545
     520,025    @@     Panama Government
                         International Bond, 1.937%,
                         due 07/17/16                                              465,168
      68,000    @@     Panama Government
                         International Bond, 9.375%,
                         due 07/23/12                                               80,750
     239,000    @@     Panama Government
                         International Bond, 9.375%,
                         due 01/16/23                                              270,667
$    817,000    @@     Peru Government
                         International Bond, 4.500%,
                         due 03/07/17                                       $      725,602
     948,000    @@     Philippine Government
                         International Bond, 9.875%,
                         due 01/15/19                                              985,920
   1,719,000    @@     Russia Government
                         International Bond, 5.000%,
                         due 03/31/30                                            1,725,876
     550,000    @@     Russia Government
                         International Bond, 8.250%,
                         due 03/31/10                                              625,748
     135,000    @@     Turkey Government
                         International Bond, 9.500%,
                         due 01/15/14                                              159,975
     937,000    @@     Turkey Government
                         International Bond, 12.375%,
                         due 06/15/09                                            1,210,487
     362,000   #,@@    Ukraine Government
                         International Bond, 7.650%,
                         due 06/11/13                                              379,195
     327,000   L,@@    Uruguay Government
                         International Bond, 7.500%,
                         due 03/15/15                                              283,673
     627,119  XX,S,@@  Uruguay Government
                         International Bond, 10.500%,
                         due 10/20/06                                              683,974
     571,410    @@     Venezuela Government
                         International Bond, 2.125%,
                         due 12/18/07                                              540,789
     249,000    @@     Venezuela Government
                         International Bond, 10.750%,
                         due 09/19/13                                              261,450
     964,000  #,L,@@   Venezuela Government
                         International Bond, 10.750%,
                         due 09/19/13                                            1,012,200
                                                                            --------------
                       Total Other Bonds (Cost
                       $16,188,660)                                             17,488,478
                                                                            --------------

SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%
                       BANKS: 0.5%
         183   #,XX    DG Funding Trust-03/26/2004                               1,985,550
                                                                            --------------
                       Total Preferred Stock (Cost
                         $1,989,557)                                             1,985,550
                                                                            --------------
WARRANTS: 0.0%
                       TELECOMMUNICATIONS: 0.0%
          20     #     American Tower Corp., 0.000%,
                         due 08/01/08                                                2,850
                                                                            --------------
                         Total Warrants
                         (Cost $1,502)                                               2,850
                                                                            --------------
                       Total Long-Term Investments
                         (Cost $459,482,697)                                   465,506,434
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND                      as of March 31, 2004 (Continued)


PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 6.0%
$25,248,000            Goldman Sachs Repurchase
                         Agreement dated 03/31/04,
                         1.070% due 04/01/03,
                         $25,248,750 to be received upon
                         repurchase (Collateralized by
                         $25,248,000 U.S. Treasury STRIPS,
                         zero coupon, Market Value
                         $26,005,440 due 08/15/12
                         to 05/15/23)                                       $   25,248,000
                                                                            --------------
                       Total Repurchase Agreement
                         (Cost $25,248,000)                                     25,248,000
                                                                            --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $484,730,697)*                        116.2%       $  490,754,434
                       OTHER ASSETS AND
                         LIABILITIES-NET                       (16.2)          (68,490,676)
                                                               -----        --------------
                       NET ASSETS                                100%       $  422,263,758
                                                               =====        ==============

@@   Foreign issuer
^    Interest Only (IO) Security
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
W    When-issued or delayed delivery security.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $42,589,483 or 10.1% of net assets.
**   Defaulted security
##   Illiquid and restricted securities
L Loaned security, a portion or all of the security is on loan at March 31, 2004.
S Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2004.
C    Bond may be called prior to maturity date.
     Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency. Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
* Cost for federal income tax purposes is $485,384,467. Net unrealized appreciation consist of:

                       Gross Unrealized Appreciation                        $    6,363,409
                       Gross Unrealized Depreciation                              (993,442)
                                                                            --------------
                       Net Unrealized Appreciation                          $    5,369,967
                                                                            ==============

Information concerning open futures at March 31, 2004 is shown below:

                      NO. OF      NOTIONAL      EXPIRATION   UNREALIZED
LONG CONTRACTS      CONTRACTS   MARKET VALUE      DATE       GAIN/(LOSS)
--------------      ---------   -------------   ----------   -----------
U.S. 2 Year
  Treasury Note        46       $   9,897,906     Jun-04     $    33,551
U.S. 20 Year
  Treasury Bond       100          11,406,250     Jun-04         217,469
                                -------------                -----------
                                $  21,304,156                $   251,020
                                =============                ===========

SHORT CONTRACTS
----------------
U.S. 10 Year
  Trasury Note        192       $ (22,158,000)    Jun-04     $  (321,960)
                                =============                ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                                     as of March 31, 2004

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS: 28.9%
                       AEROSPACE/DEFENSE: 0.5%
$    352,500           Raytheon Co., 3.500%,
                         due 05/15/06                                       $      191,122
                                                                            --------------
                                                                                   191,122
                                                                            --------------
                       AIRLINES: 1.1%
     109,000           American Airlines, Inc., 6.817%,
                         due 05/23/11                                              100,755
     169,000           American Airlines, Inc., 7.324%,
                         due 10/15/09                                              144,873
      66,691           Continental Airlines, Inc., 6.545%,
                         due 08/02/20                                               65,734
      22,000           Delta Air Lines, Inc., 7.779%,
                         due 11/18/05                                               19,161
     111,900           United AirLines, Inc., 7.186%,
                         due 04/01/11                                              102,042
                                                                            --------------
                                                                                   432,565
                                                                            --------------
                       AUTO MANUFACTURERS: 0.5%
      51,000           Ford Motor Co., 6.375%, due
                         04/01/11                                                   45,541
      35,000           Ford Motor Co., 6.625%, due
                         02/01/29                                                   32,266
     122,000           General Motors Corp., 8.375%,
                         due 07/15/33                                              138,802
                                                                            --------------
                                                                                   216,609
                                                                            --------------
                       BANKS: 5.7%
     179,000           Banco Santander Chile SA,
                         7.375%, due 07/18/12                                      210,015
      80,000           Bank of America Corp., 6.375%,
                         due 02/15/08                                               89,906
     135,000     #     Bank of New York Institutional
                         Capital Trust A, 7.780%,
                         due 12/01/26                                              155,379
      21,000     #     BankAmerica Institutional
                         Capital B, 7.700%, due 12/31/26                            23,840
      11,000           BankBoston Corp., 1.720%,
                         due 06/08/28                                               10,596
      86,000           Barnett Capital I, 8.060%,
                         due 12/01/26                                              100,677
      25,000           Barnett Capital II, 7.950%,
                         due 12/01/26                                               29,274
      48,000           Chase Capital VI, 1.756%,
                         due 08/01/28                                               46,461
     257,000     #     Dresdner Funding Trust I, 8.151%,
                         due 06/30/31                                              304,656
      86,000           FBS Capital I, 8.090%, due
                         11/15/26                                                  102,109
     175,000           First Union Institutional Capital II,
                         7.850%, due 01/01/27                                      200,613
     121,000   #,@@    HBOS PLC, 5.375%, due 11/29/49                              125,636
      30,000    @@     Hongkong & Shanghai Banking
                         Corp. Ltd., 1.313%,
                         due 07/29/49                                               24,990
      40,000    @@     HSBC Bank PLC, 1.350%,
                         due 06/29/49                                               32,141
      80,000           HSBC Bank PLC, 1.500%,
                         due 06/29/49                                               67,767
      92,000           M&T Bank Corp., 3.850%,
                         due 04/01/13                                               93,014
      60,000    @@     National Westminster Bank PLC,
                         1.250%, due 11/29/49                                       49,249
$    103,000     #     Rabobank Capital Funding II,
                         5.260%, due 12/29/49                               $      107,067
      40,000    @@     Societe Generale, 1.309%,
                         due 11/29/49                                               32,388
      40,000    @@     Standard Chartered PLC, 1.188%,
                         due 07/29/49                                               30,686
      70,000    @@     Standard Chartered PLC, 1.315%,
                         due 01/29/49                                               53,478
     150,000    @@     Standard Chartered PLC, 1.400%,
                         due 12/29/49                                              114,750
     170,000    @@     Standard Chartered PLC, 1.500%,
                         due 11/29/49                                              125,836
      70,000           Suntrust Capital I, 1.790%,
                         due 05/15/27                                               68,821
      31,000           Wachovia Capital Trust II, 1.620%,
                         due 01/15/27                                               29,452
      90,000           Wells Fargo & Co., 3.120%,
                         due 08/15/08                                               90,035
                                                                            --------------
                                                                                 2,318,836
                                                                            --------------
                       BEVERAGES: 0.5%
      32,000           Constellation Brands, Inc.,
                         8.000%, due 02/15/08                                       36,240
     140,000     #     Miller Brewing Co., 4.250%,
                         due 08/15/08                                              145,039
                                                                            --------------
                                                                                   181,279
                                                                            --------------
                       CHEMICALS: 0.1%
      32,000           Dow Chemical Co., 5.750%,
                         due 11/15/09                                               35,089
                                                                            --------------
                                                                                    35,089
                                                                            --------------
                       DIVERSIFIED FINANCIAL SERVICES: 2.5%
     113,000           Boeing Capital Corp., 7.375%,
                         due 09/27/10                                              134,274
     175,000   #,@@    Brazilian Merchant Voucher
                         Receivables Ltd., 5.911%, due                             174,125
      21,000           CitiCorp Capital I, 7.933%,
                         due 02/15/27                                               24,341
      18,000           Citigroup Capital II, 7.750%,
                         due 12/01/36                                               20,820
      25,000     #     Farmers Exchange Capital,
                         7.050%, due 07/15/28                                       25,423
      98,000     #     Farmers Exchange Capital,
                         7.200%, due 07/15/48                                       97,539
     195,000     #     Mangrove Bay Pass-Through Trust,
                         6.102%, due 07/15/33                                      203,693
      46,000           Nexstar Finance LLC/Nexstar
                         Finance, Inc., 12.000%,
                         due 04/01/08                                               51,980
         445   I,@@    Nordea Kredit
                         Realkreditaktieselskab,
                         6.000%, due 07/01/29                                           77
      95,000   #,@@    PF Export Receivables Master
                         Trust, 3.748%, due 06/01/13                                94,835
     104,371   #,@@    PF Export Receivables Master
                         Trust, 6.436%, due 06/01/15                               107,449
      50,000     #     Wachovia Capital Trust V, 7.965%,
                         due 06/01/27                                               59,740
                                                                            --------------
                                                                                   994,296
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       ELECTRIC: 4.6%
$    240,700     #     Allegheny Energy Supply
                         Statutory Trust 2001, 10.250%,
                         due 11/15/07                                       $      263,567
      25,404     #     Allegheny Energy Supply
                         Statutory Trust 2001, 13.000%,
                         due 11/15/07                                               26,166
      82,000           Consumers Energy Co., 4.800%,
                         due 02/17/09                                               85,790
      56,347     I     East Coast Power LLC, 7.536%,
                         due 06/30/17                                               57,100
      40,000    @@     Empresa Nacional de Electricidad
                         SA/Chile, 7.750%, due 07/15/08                             44,242
     283,000    @@     Empresa Nacional de Electricidad
                         SA/Chile, 8.350%, due 08/01/13                            319,939
      40,000           Enserch Capital I, 2.505%,
                         due 07/01/28                                               35,585
     126,000           Enterprise Capital Trust II,
                         2.330%, due 06/30/28                                      116,449
     162,000           FirstEnergy Corp., 7.375%,
                         due 11/15/31                                              181,258
     252,000     #     Indianapolis Power & Light,
                         6.600%, due 01/01/34                                      268,727
     178,000           Ohio Power Co., 6.375%,
                         due 07/15/33                                              187,441
      24,446     #     Power Contract Financing LLC,
                         5.200%, due 02/01/06                                       24,974
     168,000     #     Power Contract Financing LLC,
                         6.256%, due 02/01/10                                      179,354
      27,950           PPL Montana LLC, 8.903%,
                         due 07/02/20                                               30,762
                                                                            --------------
                                                                                 1,821,354
                                                                            --------------
                       ENVIRONMENTAL CONTROL: 0.3%
     104,000           Allied Waste North America,
                         7.625%, due 01/01/06                                      111,280
                                                                            --------------
                                                                                   111,280
                                                                            --------------
                       FOOD: 1.2%
      63,000           Kroger Co., 7.250%, due 06/01/09                             73,094
     108,000           Safeway, Inc., 4.800%,
                         due 07/16/07                                              114,425
     149,000           Tyson Foods, Inc., 7.250%,
                         due 10/01/06                                              162,891
     104,000           Tyson Foods, Inc., 8.250%,
                         due 10/01/11                                              124,166
                                                                            --------------
                                                                                   474,576
                                                                            --------------
                       FOREST PRODUCTS & PAPER: 0.6%
      85,000    @@     Abitibi-Consolidated, Inc.,
                         6.950%, due 12/15/06                                       88,855
      48,000    @@     Abitibi-Consolidated, Inc.,
                         6.950%, due 04/01/08                                       49,536
      75,000           Georgia-Pacific Corp., 8.875%,
                         due 02/01/10                                               87,938
                                                                            --------------
                                                                                   226,329
                                                                            --------------
                       GAS: 0.4%
     131,000     #     Williams Gas Pipelines Central,
                         Inc., 7.375%, due 11/15/06                                144,919
                                                                            --------------
                                                                                   144,919
                                                                            --------------
                       HOME BUILDERS: 0.1%
$      8,000           Technical Olympic USA, Inc.,
                         9.000%, due 07/01/10                               $        8,740
      19,000           Technical Olympic USA, Inc.,
                         9.000%, due 07/01/10                                       20,757
       9,000           Technical Olympic USA, Inc.,
                         10.375%, due 07/01/12                                      10,193
                                                                            --------------
                                                                                    39,690
                                                                            --------------
                       INSURANCE: 1.2%
     134,000     #     Farmers Insurance Exchange,
                         8.625%, due 05/01/24                                      158,136
      94,000     #     Monumental Global Funding II,
                         3.850%, due 03/03/08                                       96,967
     204,000     #     Zurich Capital Trust I, 8.376%,
                         due 06/01/37                                              237,091
                                                                            --------------
                                                                                   492,194
                                                                            --------------
                       LEISURE TIME: 0.2%
      61,000    @@     Royal Caribbean Cruises Ltd.,
                         7.000%, due 10/15/07                                       66,185
                                                                            --------------
                                                                                    66,185
                                                                            --------------
                       LODGING: 0.7%
      99,000           Caesars Entertainment, Inc.,
                         9.375%, due 02/15/07                                      111,869
      51,000           Hilton Hotels Corp., 7.625%,
                         due 05/15/08                                               57,503
      65,000           Mandalay Resort Group, 10.250%,
                         due 08/01/07                                               76,863
      39,000           MGM Mirage, 6.000%,
                         due 10/01/09                                               41,145
                                                                            --------------
                                                                                   287,380
                                                                            --------------
                       MEDIA: 0.9%
      38,000           CSC Holdings, Inc., 7.875%,
                         due 12/15/07                                               41,040
      37,000           DirecTV Holdings LLC, 8.375%,
                         due 03/15/13                                               42,365
      39,000     #     Echostar DBS Corp., 4.405%,
                         due 10/01/08                                               40,755
      38,000     #     Echostar DBS Corp., 5.750%,
                         due 10/01/08                                               39,425
      66,000           Historic TW, Inc., 6.950%,
                         due 01/15/28                                               71,785
      37,000           Spanish Broadcasting System,
                         9.625%, due 11/01/09                                       39,359
      46,000           Time Warner, Inc., 6.875%,
                         due 05/01/12                                               52,724
      32,000           Young Broadcasting, Inc.,
                         8.500%, due 12/15/08                                       34,720
                                                                            --------------
                                                                                   362,173
                                                                            --------------
                       MINING: 0.4%
     133,000           Vale Overseas Ltd., 8.625%,
                         due 03/08/07                                              148,960
                                                                            --------------
                                                                                   148,960
                                                                            --------------
                       MISCELLANEOUS MANUFACTURING: 0.4%
     155,000           General Electric Co., 5.000%,
                         due 02/01/13                                              162,587
                                                                            --------------
                                                                                   162,587
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                          VALUE
------------------------------------------------------------------------------------------
                       MULTI-NATIONAL: 0.7%
$    138,000    @@     Corp. Andina de Fomento CAF,
                         5.200%, due 05/21/13                               $      141,664
     131,000    @@     Corp. Andina de Fomento CAF,
                         6.875%, due 03/15/12                                      150,678
                                                                            --------------
                                                                                   292,342
                                                                            --------------
                       OIL AND GAS: 1.5%
      59,000           Chesapeake Energy Corp.,
                         9.000%, due 08/15/12                                       68,514
     355,000    @@     Husky Oil Co., 8.900%,
                         due 08/15/28                                              420,048
      72,000           Valero Energy Corp., 8.750%,
                         due 06/15/30                                               95,561
                                                                            --------------
                                                                                   584,123
                                                                            --------------
                       PACKAGING AND CONTAINERS: 0.8%
      47,000    @@     Crown European Holdings SA,
                         10.875%, due 03/01/13                                      54,990
     113,000           Owens-Brockway, 8.875%,
                         due 02/15/09                                              122,605
     139,000     #     Sealed Air Corp., 6.950%,
                         due 05/15/09                                              160,305
                                                                            --------------
                                                                                   337,900
                                                                            --------------
                       REAL ESTATE: 1.4%
     116,000           EOP Operating LP, 7.750%,
                         due 11/15/07                                              135,184
      17,000           Liberty Property-LP, 6.375%,
                         due 08/15/12                                               18,982
      10,000           Liberty Property-LP, 6.950%,
                         due 12/01/06                                               11,168
      90,000           Liberty Property-LP, 7.750%,
                         due 04/15/09                                              107,310
      86,000           Simon Property Group LP, 4.875%,
                         due 03/18/10                                               91,384
     165,000           Simon Property Group LP, 6.375%,
                         due 11/15/07                                              185,618
                                                                            --------------
                                                                                   549,646
                                                                            --------------
                       SAVINGS AND LOANS: 0.5%
      55,000           Great Western Financial, 8.206%,
                         due 02/01/27                                               65,137
     139,000           Washington Mutual, Inc., 4.375%,
                         due 01/15/08                                              145,433
                                                                            --------------
                                                                                   210,570
                                                                            --------------
                       TELECOMMUNICATIONS: 2.1%
      18,000           American Tower Corp., 9.375%,
                         due 02/01/09                                               19,080
      19,000     #     American Towers, Inc., 7.250%,
                         due 12/01/11                                               19,523
     145,000           AT&T Corp., 8.050%, due 11/15/11                            169,805
      37,000           Nextel Communications, Inc.,
                         7.375%, due 08/01/15                                       40,238
      36,000           Nextel Communications, Inc.,
                         9.375%, due 11/15/09                                       39,330
      18,000     #     Qwest Corp., 9.125%,
                         due 03/15/12                                               20,520
     121,000           Sprint Capital Corp., 6.000%,
                         due 01/15/07                                              131,564
$     97,000           Sprint Capital Corp., 6.875%,
                         due 11/15/28                                       $      101,098
     280,000           Verizon Virginia, Inc., 4.625%,
                         due 03/15/13                                              278,291
   1,000,000   I,**    WinStar Communications, Inc.,
                         0.000%, due 04/15/10                                          100
                                                                            --------------
                                                                                   819,549
                                                                            --------------
                       Total Corporate Bonds
                         (Cost $11,522,554)                                     11,501,553
                                                                            --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.8%

                       FEDERAL HOME LOAN MORTGAGE
                         CORPORATION: 7.7%
     790,999           1.740%, due 04/15/32                                 $      795,872
     455,000           2.750%, due 02/09/07                                        457,272
     220,000           2.875%, due 09/15/05                                        224,523
      41,520           5.500%, due 01/01/14                                         43,482
      19,837           5.500%, due 02/01/14                                         20,774
     205,000           5.875%, due 03/21/11                                        228,754
     301,000           6.000%, due 01/15/28                                        315,412
     195,000           6.000%, due 01/15/29                                        207,201
     298,360           6.000%, due 01/15/29                                        315,038
     136,237           6.000%, due 01/15/29                                        143,416
     141,588           6.500%, due 02/01/32                                        148,840
     164,081           7.000%, due 06/01/29                                        174,130
         359     I     9.000%, due 06/01/06                                            370
                                                                            --------------
                                                                                 3,075,084
                                                                            --------------
                       FEDERAL NATIONAL MORTGAGE
                         ASSOCIATION: 28.9%
     460,000           2.375%, due 04/13/06                                        460,135
     465,000           2.875%, due 05/19/08                                        461,409
     220,000           4.000%, due 09/02/08                                        228,557
     228,000           4.750%, due 12/25/42                                        232,237
   1,300,000     W     5.000%, due 04/01/18                                      1,336,563
   1,594,000     W     5.000%, due 04/01/33                                      1,601,473
     210,000           5.250%, due 04/15/07                                        228,320
     362,490           5.500%, due 04/01/18                                        378,081
   1,126,000           5.500%, due 04/01/33                                      1,153,799
     617,756           6.000%, due 09/01/17                                        651,307
     298,224           6.000%, due 07/25/24                                        310,840
     140,855           6.000%, due 07/25/29                                        148,432
     330,876           6.000%, due 07/25/29                                        348,676
     202,239           6.000%, due 04/25/31                                        212,441
   1,140,657     W     6.000%, due 02/01/32                                      1,188,107
      67,590           6.000%, due 10/01/32                                         70,397
     425,025           6.500%, due 06/01/28                                        447,636
     137,203     W     6.500%, due 12/01/33                                        144,192
     316,047           7.000%, due 09/01/28                                        335,865
     778,724           7.000%, due 09/01/32                                        826,632
     710,401           7.500%, due 02/01/31                                        764,207
                                                                            --------------
                                                                                11,529,306
                                                                            --------------
                       GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION: 1.2%
     332,888           6.500%, due 05/15/31                                        351,615
      24,327           7.500%, due 11/15/29                                         26,183
      97,163           8.000%, due 06/20/30                                        105,536
       8,544           8.000%, due 07/15/30                                          9,344
         592           8.500%, due 02/15/21                                            658
                                                                            --------------
                                                                                   493,336
                                                                            --------------
                       Total U.S. Government
                         Agency Obligations (Cost
                         $14,817,771)                                           15,097,726
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 10.8%

                       U.S. TREASURY BONDS: 3.8%
$    510,000           0.000%, due 05/15/16                                 $      295,257
     620,000           5.375%, due 02/15/31                                        675,994
     465,000           6.250%, due 08/15/23                                        553,041
                                                                            --------------
                                                                                 1,524,292
                                                                            --------------
                       U.S. TREASURY NOTES: 7.0%
     451,000           1.625%, due 02/28/06                                        451,846
      24,000           2.250%, due 02/15/07                                         24,212
     216,000           2.625%, due 11/15/06                                        220,320
     853,000           3.000%, due 02/15/09                                        862,530
   1,198,000           4.000%, due 02/15/14                                      1,214,099
                                                                            --------------
                                                                                 2,773,007
                                                                            --------------
                       Total U.S. Treasury Obligations
                         (Cost $4,199,759)                                       4,297,299
                                                                            --------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 27.2%

                       AUTOMOBILE ASSET BACKED SECURITIES: 0.8%
     300,000           USAA Auto Owner Trust, 2.040%,
                         due 02/16/10                                              300,431
                                                                            --------------
                                                                                   300,431
                                                                            --------------

                       COMMERCIAL MORTGAGE BACKED SECURITIES: 7.2%
     200,000           CS First Boston Mortgage
                         Securities Corp., 3.382%,
                         due 05/15/38                                              197,038
     480,000           CS First Boston Mortgage
                         Securities Corp., 3.861%,
                         due 03/15/36                                              493,199
      64,000           CS First Boston Mortgage
                         Securities Corp., 7.576%,
                         due 04/14/62                                               77,113
     350,000           DLJ Commercial Mortgage Corp.,
                         6.240%, due 11/12/31                                      393,061
     925,000           DLJ Commercial Mortgage Corp.,
                         7.300%, due 06/10/32                                    1,089,657
     160,000           GE Capital Commercial Mortgage
                         Corp., 5.994%, due 12/10/35                               178,355
      68,000           GMAC Commercial Mortgage
                         Securities, Inc., 6.700%,
                         due 04/15/34                                               78,954
     100,000           JP Morgan Chase Commercial
                         Mortgage Securities Corp.,
                         5.161%, due 10/12/37                                      106,232
     250,000           Wachovia Bank Commercial
                         Mortgage Trust, 3.989%,
                         due 06/15/35                                              244,591
                                                                            --------------
                                                                                 2,858,200
                                                                            --------------
                       CREDIT CARD ASSET BACKED SECURITIES: 1.7%
      85,000           Bank One Issuance Trust, 4.540%,
                         due 09/15/10                                               88,809
      88,000           Capital One Master Trust, 4.900%,
                         due 03/15/10                                               94,545
     305,000           Citibank Credit Card Issuance
                         Trust, 5.650%, due 06/16/08                               329,092
     156,000           MBNA Credit Card Master Note
                         Trust, 4.950%, due 06/15/09                               167,784
                                                                            --------------
                                                                                   680,230
                                                                            --------------
                       HOME EQUITY ASSET BACKED SECURITIES: 4.7%
$    100,000    XX     Asset Backed Funding Certificates,
                         1.380%, due 11/25/33                               $      100,000
     318,144    XX     Bayview Financial Acquisition
                         Trust, 1.600%, due 12/28/34                               318,728
     285,913           Centex Home Equity, 1.370%,
                         due 01/25/34                                              286,482
     164,770           Emergent Home Equity Loan
                         Trust, 7.080%, due 12/15/28                               172,330
     234,781           Merrill Lynch Mortgage Investors,
                         Inc., 1.450%, due 07/25/34                                235,676
      82,689           Residential Asset Mortgage
                         Products, Inc., 1.400%,
                         due 06/25/33                                               82,719
     371,000           Residential Asset Securities Corp.,
                         1.370%, due 02/25/34                                      371,232
     312,813           Residential Asset Securities Corp.,
                         1.400%, due 12/25/33                                      313,855
                                                                            --------------
                                                                                 1,881,022
                                                                            --------------
                       OTHER ASSET BACKED SECURITIES: 1.1%
     113,890    XX     Amortizing Residential Collateral
                         Trust, 1.340%, due 05/25/32                               113,819
      82,000           Chase Funding Mortgage Loan
                         Asset-Backed Certificates,
                         1.390%, due 07/25/33                                       82,326
      85,000           Chase Funding Mortgage Loan
                         Asset-Backed Certificates,
                         2.734%, due 09/25/24                                       85,561
      50,000           Chase Funding Mortgage Loan
                         Asset-Backed Certificates,
                         4.045%, due 05/25/33                                       50,970
     115,000           Residential Asset Mortgage
                         Products, Inc., 2.140%,
                         due 02/25/30                                              112,341
                                                                            --------------
                                                                                   445,017
                                                                            --------------
                       WHOLE LOAN COLLATERALLIZED MORTGAGE: 9.1%
     240,282           Bank of America Alternative
                         Loan Trust, 1.540%,
                         due 12/25/33                                              240,157
     348,542           Bank of America Mortgage
                         Securities, 1.540%,
                         due 12/25/33                                              348,968
     119,179           Bank of America Mortgage
                         Securities, 5.500%,
                         due 11/25/33                                              123,421
     203,752           CitiCorp. Mortgage Securities,
                         Inc., 1.590%, due 10/25/33                                203,484
     127,417           Countrywide Alternative Loan
                         Trust, 1.490%, due 07/25/18                               127,532
     505,000           CS First Boston Mortgage
                         Securities Corp., 4.187%,
                         due 10/25/33                                              517,083
     321,000           GMAC Mortgage Corp. Loan
                         Trust, 5.500%, due 01/25/34                               336,676
     167,919           MASTR Asset Securitization
                         Trust, 1.540%, due 11/25/33                               167,375
     104,279           MASTR Asset Securitization
                         Trust, 8.000%, due 06/25/33                               109,595
     474,703           MLCC Mortgage Investors, Inc.,
                         1.410%, due 01/25/29                                      475,340
     262,773           Residential Accredit Loans, Inc.,
                         1.540%, due 03/25/18                                      262,312

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC BOND FUND                         as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
                       WHOLE LOAN COLLATERALLIZED
                         MORTGAGE (CONTINUED)
$    500,906    XX     Thornburg Mortgage Securities
                         Trust, 1.440%, due 12/25/33                        $      500,906
     200,000           Wells Fargo Mortgage Backed
                         Securities Trust, 4.500%,
                         due 08/25/18                                              195,064
                                                                            --------------
                                                                                 3,607,913
                                                                            --------------
                       WHOLE LOAN COLLATERALLIZED PLANNED
                         AMORTIZATION CLASS: 2.6%
     361,709           GSR Mortgage Loan Trust, 1.490%,
                         due 10/25/32                                              361,405
     284,717           MASTR Alternative Loans Trust,
                         8.500%, due 05/25/33                                      294,143
     287,000           Residential Funding Securities
                         Corp., 4.750%, due 02/25/33                               292,787
      85,621           Residential Funding Securities
                         Corp., 8.500%, due 05/25/33                                97,412
                                                                            --------------
                                                                                 1,045,747
                                                                            --------------
                       Total Collateralized Mortgage
                         Obligations and Asset-Backed
                         Securities (Cost $10,779,662)                          10,818,560
                                                                            --------------

OTHER BONDS: 0.6%
                       SOVEREIGN: 0.6%
     109,000    @@     Mexico Government International
                         Bond, 1.840%, due 01/13/09                                110,199
     118,000    @@     Mexico Government International
                         Bond, 6.625%, due 03/03/15                                128,797
                                                                            --------------
                       Total Other Bonds
                         (Cost $224,662)                                           238,996
                                                                            --------------

SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK: 0.0%
                       PACKAGING AND CONTAINERS: 0.0%
         817     X     North Atlantic Trading                                           --
                                                                            --------------
                       Total Common Stock
                         (Cost $8)                                                      --
                                                                            --------------
                       Total Long Term Investments
                         (Cost $41,544,416)                                     41,954,134
                                                                            --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $41,544,416)*                          105.3%      $   41,954,134
                       OTHER ASSETS AND
                         LIABILITIES-NET                         (5.3)          (2,110,060)
                                                                -----       --------------
                       NET ASSETS                               100.0%      $   39,844,074
                                                                =====       ==============

@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees. At March 31, 2004 these securities totaled $3,304,850, or 8.3% of net assets.
I    Illiquid security
**   Defaulted security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
     Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.
     Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.
* Cost for federal income tax purposes is $41,610,016. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation    $  884,470
                       Gross Unrealized Depreciation      (540,352)
                                                        ----------
                       Net Unrealized Appreciation      $  344,118
                                                        ==========

Information concerning open futures contracts at March 31, 2004 is shown below:

                   NO. OF         NOTIONAL EXPIRATION               UNREALIZED
LONG CONTRACTS    CONTRACTS          MARKET VALUE       DATE        GAIN/(LOSS)
--------------    ---------       -------------------   ----        -----------
U.S. 2 Year
  Treasury Note      12            $  2,582,063       Jun-04       $   8,753
U.S. 20 Year
  Treasury Note       4                 456,250       Jun-04           8,699
                                   ------------                    ---------
                                   $  3,038,313                    $  17,452
                                   ============                    =========
SHORT CONTRACT
U.S. 10 Year
  Treasury Note      28            $ (3,231,375)      Jun-04       $ (46,953)
                                   ============                    =========

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS WAS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

MATTERS:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2.   Proposal 2 pertains to funds not in this annual report.

3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

RESULTS:

                                                                        SHARES VOTED
                                                                         AGAINST OR      SHARES        BROKER    TOTAL SHARES
                                          PROPOSAL    SHARES VOTED FOR    WITHHELD      ABSTAINED     NON-VOTE        VOTED
                                          --------    ----------------    --------      ---------     --------        -----
  ING GNMA Income Fund                       1           78,774,693      1,440,831      2,032,327        --        82,247,851
  ING High Yield Opportunity Fund            1           44,274,656        691,453        904,261        --        45,870,370
  ING Strategic Bond Fund                    1            3,660,225         88,691         60,347        --         3,809,263
  ING GNMA Income Fund                       3           78,000,056      1,897,914      2,349,881        --        82,247,851
  ING High Yield Opportunity Fund            3           43,993,421        921,466        955,483        --        45,870,370
  ING Strategic Bond Fund                    3            3,686,231         63,037         59,995        --         3,809,263

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended March 31, 2004 were as follows:

FUND NAME                     TYPE     PER SHARE AMOUNT
---------                     ----     ----------------
GNMA Income Fund
   Class A                     NII        $   0.4260
   Class B                     NII        $   0.3598
   Class C                     NII        $   0.3589
   Class I                     NII        $   0.4541
   Class M                     NII        $   0.3762
   Class Q                     NII        $   0.4316

High Yield Opportunity Fund
   Class A                     NII        $   0.4552
   Class B                     NII        $   0.4140
   Class C                     NII        $   0.4137
   Class M                     NII        $   0.4341
   Class Q                     NII        $   0.4683
   Class A                     ROC        $   0.0298
   Class B                     ROC        $   0.0262
   Class C                     ROC        $   0.0263
   Class M                     ROC        $   0.0276
   Class Q                     ROC        $   0.0324

Intermediate Bond Fund
   Class A                     NII        $   0.3337
   Class B                     NII        $   0.2539
   Class C                     NII        $   0.2546
   Class I                     NII        $   0.3770
   All Classes                STCG        $   0.1388

Strategic Bond Fund
   Class A                     NII        $   0.4925
   Class B                     NII        $   0.4448
   Class C                     NII        $   0.4379
   Class Q                     NII        $   0.5211

----------
NII -- Net investment income
TEI -- Tax-Exempt Income
ROC -- Return of capital
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal period ended March 31, 2004, the following percentage qualify for the dividends received deduction available to corporate shareholders:

High Yield Opportunity Fund                     1.85%
Intermediate Bond Fund                          0.20%
Strategic Bond Fund                             0.24%

For the fiscal periods ended March 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals; 1.81%, 0.19%, and 0.24% for the High Yield Opportunity, Intermediate Bond and Strategic Bond, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principals generally accepted in the United States of America for investment companies
(book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds.

In January 2004, shareholders, excluding corporate shareholders, received an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2003.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. A trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Non-Interested Trustees"). The Trustees of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                   NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN           OTHER
                                POSITION(S)       LENGTH OF         OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH THE        TIME             DURING THE             OVERSEEN             HELD BY
         AND AGE               REGISTRANT(S)      SERVED(1)        PAST FIVE YEARS         BY TRUSTEE            TRUSTEE
         -------               -------------     ----------        ---------------         ----------            -------
NON-INTERESTED TRUSTEES:

Paul S. Doherty(2)                Trustee        February     President and Partner,          122        University of
7337 E. Doubletree Ranch Rd.                     2001 -       Doherty, Wallace,                          Massachusetts
Scottsdale, Arizona 85258                        present      Pillsbury and Murphy,                      Foundation Board
Born: 1934                                                    P.C., Attorneys (1996 -                    (April 2004 - Present)
                                                              Present).

J. Michael Earley(3)              Trustee        February     President and Chief             122        None
7337 E. Doubletree Ranch Rd.                     2002 -       Executive Officer,
Scottsdale, Arizona 85258                        present      Bankers Trust Company,
Born: 1945                                                    N.A. (1992 - Present).

R. Barbara Gitenstein(2)          Trustee        February     President, College of           122        New Jersey Resources
7337 E. Doubletree Ranch Rd.                     2002 -       New Jersey (1999 -                         (September 2003 -
Scottsdale, Arizona 85258                        present      Present).                                  Present)
Born: 1948

Walter H. May(2)                  Trustee        February     Retired. Formerly,              122        Trustee, Best Prep
7337 E. Doubletree Ranch Rd.                     2001 -       Trustee of each of the                     Charity (1991 -
Scottsdale, Arizona 85258                        present      funds managed by                           Present) - Charitable
Born: 1936                                                    Northstar Investment                       organization.
                                                              Management
                                                              Corporation (1996-
                                                              1999).

David W.C. Putnam(3)              Trustee        February     President and Director,         122        Anchor International
7337 E. Doubletree Ranch Rd.                     2001 -       F.L. Putnam Securities                     Bond Trust (December
Scottsdale, Arizona 85258                        present      Company, Inc. and its                      2000 - 2002); F.L.
Born: 1939                                                    affiliates (1978 -                         Putnam Foundation
                                                              Present); President,                       (December 2000 -
                                                              Secretary and Trustee,                     Present); Progressive
                                                              The Principled Equity                      Capital Accumulation
                                                              Market Fund (1996 -                        Trust (August 1998 -
                                                              Present).                                  Present); Principled
                                                                                                         Equity Market Fund
                                                                                                         (November 1996 -
                                                                                                         Present); Mercy
                                                                                                         Endowment Foundation
                                                                                                         (1995 - Present); Asian
                                                                                                         American Bank and Trust
                                                                                                         Company (June 1992 -
                                                                                                         Present); and Notre
                                                                                                         Dame Health Care Center
                                                                                                         (1991 - Present); F.L.
                                                                                                         Putnam Securities
                                                                                                         Company, Inc. (June
                                                                                                         1998 - Present); and an
                                                                                                         Honorary Trustee, Mercy
                                                                                                         Hospital (1973 -
                                                                                                         Present).

Blaine E. Rieke(3)                Trustee        October      General Partner,                122        Trustee, Morgan Chase
7337 E. Doubletree Ranch Rd.                     1998 -       Huntington Partners                        Trust Co. (January
Scottsdale, Arizona 85258                        present      (January 1997 -                            1998 - Present);
Born: 1933                                                    Present). Chairman of                      Director, Members Trust
                                                              the Board and Trustee                      Co. (November 2003 -
                                                              of each of the funds                       Present).
                                                              managed by ING
                                                              Investment
                                                              Management Co. LLC
                                                              (November 1998 -
                                                              February 2001).

                                                    TERM OF                                NUMBER OF
                                                  OFFICE AND         PRINCIPAL           PORTFOLIOS IN           OTHER
                                POSITION(S)       LENGTH OF        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH THE         TIME            DURING THE             OVERSEEN             HELD BY
         AND AGE               REGISTRANT(S)      SERVED(1)       PAST FIVE YEARS         BY TRUSTEE            TRUSTEE
         -------               -------------     -----------      ---------------         ----------            -------
Roger B. Vincent(3)               Trustee        February     President, Springwell           122        Director, AmeriGas
7337 E. Doubletree Ranch Rd.                     2002 -       Corporation (1989 -                        Propane, Inc. (1998 -
Scottsdale, Arizona 85258                        present      Present). Formerly,                        Present).
Born: 1945                                                    Director Tatham
                                                              Offshore, Inc. (1996 -
                                                              2000).

Richard A. Wedemeyer(3)           Trustee        October      Retired. Formerly, Vice         122        Touchstone Consulting
7337 E. Doubletree Ranch Rd.                     1998 -       President - Finance                        Group (1997 - Present);
Scottsdale, Arizona 85258                        present      and Administration,                        Jim Henson Legacy
Born: 1936                                                    Channel Corporation                        (1994 - Present).
                                                              (1996 - 2002); Trustee,
                                                              First Choice Funds
                                                              (1997 - 2001); and of
                                                              each of the funds
                                                              managed by ING
                                                              Investment Management
                                                              Co. LLC (1998 - 2001).

INTERESTED TRUSTEES:

Thomas J. McInerney(4)            Trustee        February     Chief Executive Officer,        175        Director, Equitable Life
7337 E. Doubletree Ranch Rd.                     2001 -       ING U.S. Financial                         Insurance Co., Golden
Scottsdale, Arizona 85258                        present      Services (September                        American Life Insurance
Born: 1956                                                    2001 - present);                           Co., Life Insurance
                                                              Member, ING Americas                       Company of Georgia,
                                                              Executive Committee                        Midwestern United Life
                                                              (2001 - present);                          Insurance Co., ReliaStar
                                                              President, Chief                           Life Insurance Co.,
                                                              Executive Officer and                      Security Life of Denver,
                                                              Director of Northern                       Security Connecticut
                                                              Life Insurance Company                     Life Insurance Co.,
                                                              (2001 - present), ING                      Southland Life
                                                              Aeltus Holding                             Insurance Co., USG
                                                              Company, Inc. (2000 -                      Annuity and Life
                                                              present), ING Retail                       Company and United
                                                              Holding Company                            Life and Annuity
                                                              (1998 - present).                          Insurance Co. Inc.
                                                              Formerly, General                          (March 2001 - Present);
                                                              Manager and Chief                          Member of the Board,
                                                              Executive Officer, ING                     National Commission
                                                              Worksite Division                          on Retirement Policy.
                                                              (December 2000 -                           Competitiveness and
                                                              October 2001),                             Technology of
                                                              President, ING-SCI, Inc.                   Connecticut,
                                                              (August 1997 -                             Connecticut Business
                                                              December 2000);                            and Industry
                                                              President, Aetna                           Association, Bushnell;
                                                              Financial Services                         Connecticut Forum;
                                                              (August 1997 -                             Metro Hartford
                                                              December 2000).                            Chamber of Commerce
                                                                                                         and is Chairman,
                                                                                                         Concerned Citzens for
                                                                                                         Effective Government.

                                                   TERM OF                                   NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN           OTHER
                                POSITION(S)       LENGTH OF          OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH THE        TIME             DURING THE             OVERSEEN              HELD BY
         AND AGE               REGISTRANT(S)      SERVED(1)         PAST FIVE YEARS         BY TRUSTEE            TRUSTEE
         -------               -------------     -----------        ---------------         ----------            -------
John G. Turner(5)                 Trustee        February     Chairman, Hillcrest             122        Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                     2001 -       Capital Partners                           Corporation (March
Scottsdale, Arizona 85258                        present      (May 2002 - Present);                      2000 - Present); Shopko
Born: 1939                                                    Formerly, Vice                             Stores, Inc. (August
                                                              Chairman of ING                            1999 - Present); and
                                                              Americas (2000 - 2002);                    M.A. Mortenson
                                                              Chairman and Chief                         Company (March 2002 -
                                                              Executive Officer of                       Present); Conseco, Inc.
                                                              ReliaStar Financial                        (September 2003 -
                                                              Corp. (1993 - 2001);                       Present).
                                                              Chairman of ReliaStar
                                                              Life Insurance Company
                                                              of New York (1995 -
                                                              2001); Chairman of
                                                              Northern Life Insurance
                                                              Company (1992 - 2001);
                                                              Chairman and Trustee of
                                                              the Northstar
                                                              affiliated investment
                                                              companies (1993 -
                                                              2001); and Director,
                                                              Northstar Investment
                                                              Management Corporation
                                                              and its affiliates
                                                              (1993 - 1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.
(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                           PRINCIPAL
                                                           TERM OF OFFICE                OCCUPATION(S)
      NAME, ADDRESS                POSITION(S)             AND LENGTH OF                  DURING THE
         AND AGE               HELD WITH THE TRUST         TIME SERVED(1)               PAST FIVE YEARS
         -------               -------------------         --------------               ---------------
James M. Hennessy              President, Chief        February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.   Executive Officer and   present                  Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258      Chief Operating                                  (December 2001 - Present).
Born: 1949                     Officer                                          Formerly, Senior Executive Vice
                                                                                President and Chief Operating
                                                                                Officer, ING Investments, LLC(2)
                                                                                (April 1995 - December 2000); and
                                                                                Executive Vice President, ING
                                                                                Investments, LLC(2) (May 1998 -
                                                                                June 2000).

Michael J. Roland              Executive Vice          February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   President, Assistant    present                  Financial Officer and Treasurer,
Scottsdale, Arizona 85258      Secretary and Principal                          ING Investments, LLC(2) (December
Born: 1958                     Financial Officer                                2001 - Present). Formerly, Senior
                                                                                Vice President, ING Investments,
                                                                                LLC(2) (June 1998 - December
                                                                                2001).

Stanley D. Vyner               Executive Vice          October 2000 -           Executive Vice President, ING
7337 E. Doubletree Ranch Rd.   President               present                  Investments, LLC(2) and certain of
Scottsdale, Arizona 85258                                                       its affiliates (July 2000 - Present)
Born: 1950                                                                      and Chief Investment Risk Officer
                                                                                (June 2003 - Present); Formerly,
                                                                                Chief Investment Officer for the
                                                                                International Portfolios, ING
                                                                                Investments, LLC(2) (July 1996 -
                                                                                June 2003); and President and
                                                                                Chief Executive Officer, ING
                                                                                Investments, LLC(2) (August 1996 -
                                                                                August 2000).

Robert S. Naka                 Senior Vice President   October 2000 -           Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   and Assistant           present                  Secretary, ING Investments, LLC(2)
Scottsdale, Arizona 85258      Secretary                                        (October 2001 - Present).
Born: 1963                                                                      Formerly, Senior Vice President
                                                                                and Assistant Secretary, ING Funds
                                                                                Services, LLC(3) (February 1997 -
                                                                                August 1999).

Kimberly A. Anderson           Senior Vice President   November 2003 -          Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                           present                  Investments, LLC(2) (October 2003 -
Scottsdale, Arizona 85258                                                       Present). Formerly, Vice President,
Born: 1964                                                                      ING Investments, LLC(2) (October
                                                                                2001 - October 2003); Secretary,
                                                                                ING Investments, LLC(2) (October
                                                                                2001 - August 2003); Assistant
                                                                                Vice President, ING Funds
                                                                                Services, LLC(3) (November 1999 -
                                                                                January 2001); and has held
                                                                                various other positions with ING
                                                                                Funds Services, LLC(3) for more
                                                                                than the last five years.

Huey P. Falgout, Jr.           Secretary               August 2003 - present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                    Services (September 2003 -
Scottsdale, Arizona 85258                                                       Present). Formerly, Counsel, ING
Born: 1963                                                                      U.S. Financial Services (November
                                                                                2002 - September 2003); and
                                                                                Associate General Counsel of AIG
                                                                                American General (January 1999 -
                                                                                November 2002).

Robyn L. Ichilov               Vice President          October 2000 - present   Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                    LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258      Treasurer               March 2001 - present     ING Investments, LLC(2) (August
Born: 1967                                                                      1997 - Present).

J. David Greenwald             Vice President          August 2003 - present    Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                    Compliance, ING Funds Services,
Scottsdale, Arizona 85258                                                       LLC(3) (May 2003 - Present).
Born: 1957                                                                      Formerly, Assistant Treasurer and
                                                                                Director of Mutual Fund Compliance
                                                                                and Operations, American Skandia,
                                                                                a Prudential Financial Company
                                                                                (October 1996 - May 2003).

                                                                                           PRINCIPAL
                                                           TERM OF OFFICE                OCCUPATION(S)
      NAME, ADDRESS                POSITION(S)             AND LENGTH OF                  DURING THE
         AND AGE               HELD WITH THE TRUST         TIME SERVED(1)               PAST FIVE YEARS
         -------               -------------------         --------------               ---------------
Lauren D. Bensinger            Vice President          February 2003 -          Vice President and Chief
7337 E. Doubletree Ranch Rd.                           present                  Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                       Distributor, LLC(4) (July 1995 -
Born: 1957                                                                      Present); Vice President (February
                                                                                1996 - Present) and Chief
                                                                                Compliance Officer (October 2001 -
                                                                                Present), ING Investments, LLC(2).

Todd Modic                     Vice President          August 2003 - present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                    Reporting - Fund Accounting of
Scottsdale, Arizona 85258                                                       ING Fund Services, LLC(3)
Born: 1967                                                                      (September 2002 - Present).
                                                                                Formerly, Director of Financial
                                                                                Reporting, ING Investments, LLC(2)
                                                                                (March 2001 - September 2002);
                                                                                Director of Financial Reporting,
                                                                                Axient Communications, Inc. (May
                                                                                2000 - January 2001); and Director
                                                                                of Finance, Rural/Metro
                                                                                Corporation (March 1995 - May
                                                                                2000).

Theresa Kelety                 Assistant Secretary     August 2003 - present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                    (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                       Senior Associate with Shearman &
Born: 1963                                                                      Sterling (February 2000 - April
                                                                                2003); and Associate with
                                                                                Sutherland Asbill & Brennan (1996
                                                                                - February 2000).

Susan P. Kinens                Assistant Vice          February 2003 -          Assistant Vice President and
7337 E. Doubletree Ranch Rd.   President and           present                  Assistant Secretary, ING Funds
Scottsdale, Arizona 85258      Assistant Secretary                              Services, LLC (December 2002 -
Born: 1976                                                                      Present); and has held various
                                                                                other positions with ING Funds
                                                                                Services, LLC for more than the
                                                                                last five years.

Maria M. Anderson              Assistant Vice          August 2001 - present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.   President                                        Funds Services, LLC (since
Scottsdale, Arizona 85258                                                       October 2001). Formerly, Manager
Born: 1958                                                                      of Fund Accounting and Fund
                                                                                Compliance, ING Investments, LLC
                                                                                (September 1999 to November 2001);
                                                                                and Section Manager of Fund
                                                                                Accounting, Stein Roe Mutual Funds
                                                                                (July 1998 - August 1999).

--------------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
   ING Growth Fund
   ING LargeCap Growth Fund
   ING MidCap Opportunities Fund
   ING SmallCap Opportunities Fund
   ING Small Company Fund
   ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
   ING Financial Services Fund
   ING MagnaCap Fund
   ING Tax Efficient Equity Fund
   ING Value Opportunity Fund
   ING SmallCap Value Fund
   ING MidCap Value Fund
   ING LargeCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
   ING Equity and Bond Fund
   ING Convertible Fund
   ING Real Estate Fund
   ING Balanced Fund
   ING Equity Income Fund

FIXED INCOME FUNDS
   ING Bond Fund
   ING Classic Money Market Fund
   ING Government Fund
   ING GNMA Income Fund
   ING High Yield Opportunity Fund
   ING High Yield Bond Fund
   ING Intermediate Bond Fund
   ING National Tax Exempt Bond Fund
   ING Money Market Fund
   ING Aeltus Money Market Fund

INTERNATIONAL EQUITY FUND
   ING International Growth Fund

ING INTERNATIONAL GLOBAL EQUITY FUND
   ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
   ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Balanced Fund
   ING Strategic Allocation Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including investment objectives, risks, charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the fund before you invest or send money. The Funds' proxy voting record will be available without charge on or about August 31, 2004; and on the Funds' website at www.ingfunds.com; and on the SEC's website www.sec.gov.

[ING FUNDS LOGO]                                       PRAR-FIIQ   (0304-052804)

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $109,500 for year ended
           March 31, 2004 and $164,430 for year ended March 31, 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

           None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $33,597 in the year ended March 31, 2004 and $36,000 in the year ended March 31, 2003. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

           None

(e) (1)    AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

     I.    STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

     Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

     For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

     The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

     II.   AUDIT SERVICES

     The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

     The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

     The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

     III.  AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

     The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

     IV.   TAX SERVICES

     The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

     The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

     The Committee has pre-approved the tax-related services listed on Appendix
     C. The Committee must specifically approve all tax-related services not listed on Appendix C.

     V.    OTHER SERVICES

     The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

     The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

     A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

     VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

     The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

     VII.  PROCEDURES

     Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

     VIII. DELEGATION

     The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

     IX.   ADDITIONAL REQUIREMENTS

     The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                    THE FUND(S)          FEE RANGE
------------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services             /X/          As presented to
associated with non-audit services)                                                   Audit Committee

Services associated with SEC registration statements, periodic           /X/           Not to exceed
reports and other documents filed with the SEC or other                              $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or           /X/           Not to exceed
disclosure treatment of transactions or events and/or the                              $8,000 during
actual or potential effect of final or proposed rules,                               the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                             Period
Standards Board, or other regulatory or standard setting
bodies.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                     THE FUNDS(S)    FUND AFFILIATES         FEE RANGE
-----------------------------------------------------------------------------------------------------------
Services related to Fund mergers                         /X/               /X/            Not to exceed
                                                                                        $10,000 per merger

Consultations by Fund management with                    /X/                              Not to exceed
respect to accounting or disclosure                                                         $5,000 per
treatment of transactions or events and/or                                              occurrence during
the actual or potential effect of final or                                               the Pre-Approval
proposed rules, standards or interpretations                                                  Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies. [NOTE: Under SEC rules
some consultations may be "audit" services
and others may be "audit-related" services.]

Review of the Funds' semi-annual financial               /X/                               Not to exceed
statements                                                                              $5,000 for each set
                                                                                            of financial
                                                                                             statements

Reports to regulatory or government agencies             /X/                              Up to $5,000 per
related to the annual engagement                                                         occurrence during
                                                                                          the Pre-Approval
                                                                                               Period

Regulatory compliance assistance                         /X/               /X/            Not to exceed
                                                                                        $5,000 per quarter

Training courses                                         /X/                              Not to exceed
                                                                                        $2,000 per course

For Prime Rate Trust, agreed upon procedures             /X/                              Not to exceed
for quarterly reports to rating agencies                                                $9,000 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                          FUND
                                                     THE FUNDS(S)      AFFILIATES            FEE RANGE
-----------------------------------------------------------------------------------------------------------
Preparation of federal and state income tax              /X/                              Not to exceed
returns and federal excise tax returns for the                                          $6,000 per Fund
Funds including assistance and review with excise                                          during the
tax distributions.                                                                        Pre-Approval
                                                                                             Period

Review of IRC Sections 851(b) and 817(h)                 /X/                             Not to exceed
diversification testing on a real-time basis                                            $2,000 per Fund
                                                                                           during the
                                                                                          Pre-Approval
                                                                                             Period

Review of year-end reporting for 1099's                  /X/                             Not to exceed
                                                                                         $800 per Fund
                                                                                           during the
                                                                                          Pre-Approval
                                                                                             Period

Tax assistance and advice regarding statutory,           /X/               /X/            Not to exceed
regulatory or administrative developments                                                 $5,000 for the
                                                                                         Funds or for the
                                                                                        Funds' investment
                                                                                          adviser during
                                                                                         the Pre-Approval
                                                                                              Period

International tax services (e.g., Taiwan and             /X/                              Not to exceed
India)                                                                                   $5,000 per Fund
                                                                                            during the
                                                                                           Pre-Approval
                                                                                              Period

Tax training courses                                     /X/                              Not to exceed
                                                                                        $2,000 per course
                                                                                            during the
                                                                                           Pre-Approval
                                                                                              Period

                                                                          FUND
                                                     THE FUNDS(S)      AFFILIATES            FEE RANGE
-----------------------------------------------------------------------------------------------------------
Tax services associated with Fund mergers                /X/                              Not to exceed
                                                                                        $8,000 per merger
                                                                                            during the
                                                                                           Pre-Approval
                                                                                              Period

Tax services related to the preparation of annual        /X/                              Not to exceed
PFIC statements and annual Form 5471(Controlled                                           $18,000 during
Foreign Corporation) for structured finance                                              the Pre-Approval
vehicles                                                                                      Period

Tax services related to CLOs and CBOs                    /X/                              Not to exceed
                                                                                           $15,000 per
                                                                                             quarter

Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                     THE FUNDS(S)    FUND AFFILIATES         FEE RANGE
-----------------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share                                   /X/           Not to exceed
12b-1 programs                                                                           $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period

AIMR assistance, and/or verification of                                    /X/           Not to exceed
composites                                                                               $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period

Security counts performed pursuant to Rule               /X/                             Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                                 $5,000 per Fund
Funds holding securities with affiliated                                                   during the
sub-custodians)                                                                           Pre-Approval
                                                                                             Period

     Appendix E

     Prohibited Non-Audit Services
     Dated:       200X

         - Bookkeeping or other services related to the accounting records or financial statements of the Funds

         -    Financial information systems design and implementation

         - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         -    Actuarial services

         -    Internal audit outsourcing services

         -    Management functions

         -    Human resources

         -    Broker-dealer, investment adviser, or investment banking services

         -    Legal services

         -    Expert services unrelated to the audit

         - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

         100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

         Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $525,653 for year ended March 31, 2004 and $386,865 for fiscal year ended March 31, 2004.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee ("Committee") for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name;
(2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

   (3) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING FUNDS TRUST


By    /s/ James M. Hennessy
   --------------------------------------
      James M. Hennessy
      President and Chief Executive Officer

Date: June 9, 2004
     ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By    /s/ James M. Hennessy
   --------------------------------------
      James M. Hennessy
      President and Chief Executive Officer

Date: June 9, 2004
     ------------------------------------


By    /s/ Michael J. Roland
   ---------------------------------------
      Michael J. Roland
      Executive Vice President and Chief Financial Officer

Date: June 9, 2004
     ------------------------------------